ALLIANZ Index Advantage+ New YorkTM VARIABLE ANNUITY CONTRACT
Issued by Allianz Life of NY Variable Account C and Allianz Life Insurance Company of New York (Allianz Life of New York, we, us, our)
The variable annuity described in this prospectus is an individual flexible purchase payment index-linked variable deferred annuity contract (Contract). This prospectus describes the Contract between you, the Owner, and Allianz Life of New York. Allianz Life Financial Services, LLC distributes the Contracts.
The Contract allows you to allocate your money (Purchase Payments) and any earnings among the Contract’s investment options (Allocation Options), which currently include index-linked investment options (Index Options) and a variable investment option (Variable Option).
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Index Options. Each Index Option is tied (or linked) to the performance of a specific market Index for a defined time period (Term). Each Index Option has a Buffer downside feature that provides limited protection against any negative Index rate of return (Index Return) that may be credited to your investment for a Term. The maximum potential negative Performance Credit is: -90% with a 10% Buffer, -80% with a 20% Buffer, and -70% with a 30% Buffer. Such losses will be greater if you take a withdrawal (including any financial adviser fees that you choose to have us pay from this Contract) that is subject to a withdrawal charge, a negative Daily Adjustment, or a deduction of Contract fees and expenses. Each Index Option also has an upside feature that puts an upper limit on positive Index Return that may be credited for a Term. The upper limit on positive Index Return is provided by the Cap for the Index Performance Strategy; and the Trigger Rate for the Index Dual Precision Strategy and Index Precision Strategy. Multi-year Term Index Options also have a Participation Rate that may allow you to receive more than the positive Index Return.  The Index Dual Precision Strategy and Index Precision Strategy provide a 5% minimum Trigger Rate. The Index Performance Strategy 1-year Term Index Options provide a 3% minimum Cap for the 30% Buffer, 4% minimum Cap for the 20% Buffer, and 5% minimum Cap for the 10% Buffer. The Index Performance Strategy 3-year Term Index Options provide a 9% minimum Cap for the 30% Buffer, 12% minimum Cap for the 20% Buffer, and 15% minimum Cap for the 10% Buffer. The Index Performance Strategy 6-year Term Index Options provide an 18% minimum Cap for the 30% Buffer, 24% minimum Cap for the 20% Buffer, and 30% minimum Cap for the 10% Buffer. Lastly, both the Index Performance Strategy 3-year and 6-year Term Index Options provide a 100% minimum Participation Rate.
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Variable Option. The Variable Option’s performance is based on the AZL Government Money Market Fund, the underlying fund in which the Variable Option invests.
We expect to add Index Options from time to time. We guarantee that we will always offer a variable investment option under the Contract. With notice we may make certain Index Options temporarily unavailable if we are unable to support the minimum Trigger Rate or Cap due to yield on investments or the availability or cost of hedging. A list of currently available Index Options, including information on which can be made temporarily unavailable and when they may be made temporarily unavailable, can be found in the Overview of the Contract section of this prospectus.
Index-linked and variable annuity contracts are complex insurance and investment vehicles. You may lose money, including your principal investment and previously credited earnings. Contract fees and expenses could cause your losses to be greater than the downside protection of the Index Options. Your losses may be significant. This Contract is not intended for someone who is seeking complete protection from downside risk, seeking unlimited investment potential, or expecting to take withdrawals that will not be subject to withdrawal charges or Daily Adjustments. Before investing, be sure to ask your Financial Professional about the Contract’s features, benefits, risks, fees and expenses, whether the Contract is appropriate for you based upon your financial situation and objectives, and for a specific recommendation to purchase the Contract. The Contract’s risks are described in Risk Factors on page 18 of this prospectus.
Before the end of an Index Option’s Term, if you take any type of withdrawal, execute the Performance Lock feature, begin Annuity Payments, or if we pay a death benefit or deduct a fee or expense, we base the transaction on the interim value of your Index Option investment, which includes the Daily Adjustment. The Daily Adjustment fluctuates daily, positively or negatively. In extreme circumstances, the Daily Adjustment could result in a loss beyond the protection of the Buffer. The maximum potential loss from a negative Daily Adjustment is -99%. The Daily Adjustment could reflect significantly less gain, or more loss than we would apply to an Index Option at the end of a Term. Such losses will be greater if you take a withdrawal (including any financial adviser fees that you choose to have us pay from this Contract) that is subject to a withdrawal charge, or a deduction of Contract fees and expenses. If you have Index Options with different Term End Dates, there may be no time that any such transaction can be performed without the application of at least one Daily Adjustment.

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

A withdrawal charge also applies if you take a withdrawal within six years of your last Purchase Payment.
The Contract may be available through third-party financial advisers who charge a financial adviser fee for their services. If you choose to pay financial adviser fees from this Contract, the deduction of this financial adviser fee is in addition to this Contract’s fees and expenses, and the deduction is treated the same as any other withdrawal under the Contract. As such, withdrawals to pay financial adviser fees are subject to withdrawal charges, and, if withdrawn on a day other than a Term End Date, we apply the Daily Adjustment (which can be negative) to the Contract Value before deducting the withdrawal.
Withdrawals will reduce the Contract Value, Cash Value, and Guaranteed Death Benefit Value (perhaps significantly and by more than the amount withdrawn), are subject to income taxes, and may be subject to a 10% additional federal tax for amounts withdrawn before age 59 1∕2. The Contract may not be appropriate if you intend to pay financial advisor fees from an Index Option before the end of its Term. Please consult with your Financial Professional before requesting us to pay financial adviser fees from this Contract rather than from other assets you may have.
All obligations and guarantees under the Contract, including index-linked returns (Performance Credits), are the obligations of Allianz Life of New York and are subject to our claims-paying ability and financial strength.
Please read this prospectus before investing and keep it for future reference. The prospectus describes all material rights and obligations of purchasers under the Contract. It contains important information about the Contract and Allianz Life of New York that you ought to know before investing. This prospectus currently is offered only in New York. This prospectus is not offered in any state, country, or jurisdiction in which we are not authorized to sell the Contracts. You should rely only on the information contained in this prospectus. We have not authorized anyone to give you different information.
If you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties, although we will apply the Daily Adjustment if the cancellation occurs after the Index Effective Date and there are amounts allocated to an Index Option. Upon cancellation, you will receive your total Contract Value. If you have an Individual Retirement Annuity Contract, we refund the greater of Purchase Payments less withdrawals, or total Contract Value. You should review this prospectus, or consult with your Financial Professional, for additional information about the specific cancellation terms that apply.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. An investment in this Contract is not a deposit of a bank or financial institution and is not federally insured or guaranteed by the Federal Deposit Insurance Corporation or any other federal government agency. An investment in this Contract involves investment risk including the possible loss of principal.
This prospectus is not intended to constitute a suitability recommendation or fiduciary advice.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities & Exchange Commission’s (SEC) staff and is available at www.investor.gov.
Dated: May 10, 2024

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

Glossary
This prospectus is written in plain English. However, there are some technical words or terms that are capitalized and are used as defined terms throughout the prospectus. For your convenience, we included this glossary to define these terms.
Accumulation Phase – the first phase of your Contract before you request Annuity Payments. The Accumulation Phase begins on the Issue Date.
Allocation Options – the Variable Option and Index Options available to you under the Contract.
Annuitant – the individual upon whose life we base the Annuity Payments. Subject to our approval, the Owner designates the Annuitant, and can add a joint Annuitant for the Annuity Phase. There are restrictions on who can become an Annuitant.
Annuity Date – the date we begin making Annuity Payments to the Payee from the Contract. Your Annuity Date must occur on an Index Anniversary. The earliest available Annuity Date is the next Index Anniversary that occurs at least 13 months after the Issue Date, and the maximum Annuity Date is age 100.
Annuity Options – the annuity income options available to you under the Contract.
Annuity Payments – payments made by us to the Payee pursuant to the chosen Annuity Option.
Annuity Phase – the phase the Contract is in once Annuity Payments begin.
Beneficiary – the person(s) or entity the Owner designates to receive any death benefit, unless otherwise required by the Contract or applicable law.
Buffer – for each Index Option, this is the negative Index Return that we absorb over the duration of a Term (which can be either one, three, or six years) before applying a negative Performance Credit. We do not apply the Buffer annually on a 3-year or 6-year Term Index Option. The Index Dual Precision Strategy and Index Precision Strategy Buffers are 10%, and Index Performance Strategy Buffers are either 10%, 20%, or 30%. Buffers do not change.
Business Day – each day on which the New York Stock Exchange is open for trading. Allianz Life of New York is open for business on each day that the New York Stock Exchange is open. Our Business Day ends when regular trading on the New York Stock Exchange closes, which is usually at 4:00 p.m. Eastern Time.
Cap – for any Index Option with the Index Performance Strategy, this is the upper limit on positive Index performance after application of any Participation Rate over the duration of a Term (which can be either one, three, or six years) and the maximum potential Performance Credit for an Index Option. We do not apply the Cap annually on a 3-year or 6-year Term Index Option. On each Term Start Date, we set a Cap for each available Index Option. The Caps applicable to your Contract are shown on the Index Options Statement.
Cash Value – the amount available upon surrender (full withdrawal). It is the Contract Value (including any Daily Adjustment) less any final contract maintenance charge, and withdrawal charge.
Contract – the individual flexible purchase payment index-linked and variable deferred annuity contract described by this prospectus. The Contract may also be referred to as a registered index-linked annuity, or “RILA”.
Contract Anniversary – a twelve-month anniversary of the Issue Date or any subsequent Contract Anniversary.
Contract Value – the current value of the Purchase Payments you invest. On any Business Day, your Contract Value is the sum of your Index Option Value(s) and Variable Account Value. Variable Account Value fluctuates each Business Day that money is held in the Variable Option. Index Option Value is increased or decreased on each Term End Date to reflect Performance Credits, which can be negative. A negative Performance Credit means that you can lose principal and previous earnings. The Index Option Values also reflect the Daily Adjustment on every Business Day other than the Term Start Date or Term End Date. All withdrawals you take reduce Contract Value dollar for dollar, even Penalty-Free Withdrawals, and financial adviser fees that you choose to have us pay from this Contract. Contract Value is also reduced dollar for dollar for deductions we make for Contract fees and expenses. However, Contract Value does not reflect future fees and expenses we would apply on surrender. The Cash Value reflects all Contract fees and expenses we would apply on surrender (including any withdrawal charge).
Contract Year – any period of twelve months beginning on the Issue Date or a subsequent Contract Anniversary.

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

Crediting Method – a method we use to calculate Performance Credits if you allocate Purchase Payments or transfer Contract Value to an Index Option.
Daily Adjustment – how we calculate Index Option Values on days other than the Term Start Date or Term End Date as discussed in section 4, Valuing Your Contract – Daily Adjustment; and Appendix B. The Daily Adjustment approximates the Index Option Value that will be available on the Term End Date. It is the estimated present value of the future Performance Credit that we will apply on the Term End Date.
Determining Life (Lives) – the person(s) designated at Contract issue and named in the Contract on whose life we base the guaranteed Traditional Death Benefit.
Early Reallocation – a feature that allows you to move assets out of the Variable Option on days other than an Index Anniversary, and/or from locked Index Options on days other than a Term End Date. The Index Performance Strategy 6-year Term Index Options are not available as a destination for Early Reallocation, but they can be a source.
Financial Professional – the person who advises you regarding the Contract.
Fund – the AZL Government Money Market Fund, the underlying fund in which the Variable Option invests.
Good Order – a request is in “Good Order” if it contains all of the information we require to process the request. If we require information to be provided in writing, “Good Order” also includes providing information on the correct form, with any required certifications, guarantees and/or signatures, and received at our Service Center after delivery to the correct mailing, email, or website address, which are all listed at the back of this prospectus. If you have questions about the information we require, or whether you can submit certain information by fax, email or over the web, please contact our Service Center. If you send information by email or upload it to our website, we send you a confirmation number that includes the date and time we received your information.
Guaranteed Death Benefit Value – the guaranteed value that is available to your Beneficiary(ies) on the first death of any Determining Life during the Accumulation Phase. The Guaranteed Death Benefit Value is total Purchase Payments reduced proportionately for withdrawals you take (including any withdrawal charge). All withdrawals you take reduce the Guaranteed Death Benefit Value, even Penalty-Free Withdrawals, and any financial adviser fees that you choose to have us pay from this Contract. However, we do not reduce the Guaranteed Death Benefit Value for deductions we make for Contract fees and expenses.
Index (Indexes) – one (or more) of the nationally recognized third-party broad based equity securities price return Indexes available to you under your Contract as described in Appendix A.
Index Anniversary – a twelve-month anniversary of the Index Effective Date or any subsequent Index Anniversary.
Index Dual Precision Strategy – one of the Crediting Methods described in section 4, Valuing Your Contract. The Index Dual Precision Strategy calculates Performance Credits based on Index Returns subject to a Trigger Rate and 10% Buffer. This Crediting Method provides a positive Performance Credit for negative market movements when the loss is less than or equal to the 10% Buffer. You can receive negative Performance Credits under this Crediting Method, which means you can lose principal and previous earnings. Significant losses beyond the 10% Buffer for the Index Dual Precision Strategy can result in substantial loss of principal and previous earnings.
Index Effective Date – the first day we allocate assets to an Index Option. The Index Effective Date is stated on the Index Options Statement and starts the first Index Year. When you purchase this Contract you select the Index Effective Date as discussed in section 3, Purchasing the Contract – Allocation of Purchase Payments and Contract Value Transfers.
Index Option(s) – the index-linked investments available to you under the Contract. Each Index Option is the combination of an Index, a Crediting Method, a Term length, and a Buffer amount.
Index Option Base – an amount we use to calculate Performance Credits and the Daily Adjustment. The Index Option Base is initially equal to the amounts you allocate to an Index Option. We reduce the Index Option Base proportionately for withdrawals you take and any financial adviser fees that you choose to have us pay from this Contract (including any withdrawal charge), and deductions we make for Contract fees and expenses. We increase/decrease it by the dollar amount of additional Purchase Payments allocated to the Index Option, transfers into or out of the Index Option, and any Performance Credits.
Index Option Value – on any Business Day, it is equal to the portion of your Contract Value in a particular Index Option. We establish an Index Option Value for each Index Option you select. Each Index Option Value includes any Performance Credits from previous Term End Dates and reflects proportional reductions for previous partial withdrawals you take and

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

any financial adviser fees that you choose to have us pay from this Contract (including any withdrawal charge), and previous deductions we made for Contract fees and expenses. On each Business Day, other than the Term Start Date or Term End Date, the Index Option Values also include an increase/decrease from the Daily Adjustment.
Index Options Statement – the account statement we mail to you on the Index Effective Date and each Index Anniversary thereafter. On the Index Effective Date, the statement shows the initial Index Values, Trigger Rates, Caps, and Participation Rates for the Index Options you selected. On each Index Anniversary, the statement shows the new Index Values, Performance Credits received, and renewal or Early Reallocation Trigger Rates, Caps, and Participation Rates that are effective for the next Term for the Index Options you selected. The Index Options Statement also shows the applicable Buffer for your selected Index Option(s). For any Index Option you selected that has not reached its Term End Date, the statement shows the current Index Anniversary’s Index Option Value, which includes the Daily Adjustment.
Index Performance Strategy – one of the Crediting Methods described in section 4, Valuing Your Contract. This Crediting Method offers 1-year, 3-year, and 6-year Terms. The Index Performance Strategy calculates Performance Credits based on Index Returns subject to any applicable Participation Rate, Cap, and a 10%, 20%, or 30% Buffer. You can receive negative Performance Credits under this Crediting Method, which means you can lose principal and previous earnings.
Index Precision Strategy – one of the Crediting Methods described in section 4, Valuing Your Contract. The Index Precision Strategy calculates Performance Credits based on Index Values and Index Returns subject to the Trigger Rate and 10% Buffer. You can receive negative Performance Credits under this Crediting Method, which means you can lose principal and previous earnings.
Index Return – the percentage change in Index Value from the Term Start Date to the Term End Date, which we use to determine the Performance Credits. The Index Return is the Index Value on the Term End Date, minus the Index Value on the Term Start Date, divided by the Index Value on the Term Start Date.
Index Value – an Index’s closing market price at the end of the Business Day on the Term Start Date and Term End Date as provided by Bloomberg or another market source if Bloomberg is not available.
Index Year – a twelve-month period beginning on the Index Effective Date or a subsequent Index Anniversary.
Issue Date – the date we issue the Contract. The Issue Date is stated in your Contract and starts your first Contract Year. Contract Anniversaries and Contract Years are measured from the Issue Date.
Joint Owners – the two person(s) designated at Contract issue and named in the Contract who may exercise all rights granted by the Contract. Joint Owners must be spouses within the meaning of federal tax law.
Lock Date – this is the Business Day we execute a Performance Lock and capture an Index Option Value (which includes the Daily Adjustment) before the Term End Date.
Non-Qualified Contract – a Contract that is not purchased under a pension or retirement plan that qualifies for special tax treatment under sections of the Code.
Owner – “you,” “your” and “yours.” The person(s) or entity designated at Contract issue and named in the Contract who may exercise all rights granted by the Contract.
Participation Rate – a percentage that is multiplied by any positive Index Return over the course of a Term in calculating the Performance Credit on the Term End Date. Participation Rates are used with the Index Performance Strategy and there is one Participation Rate per Index Option. The Participation Rate is only available on the Index Performance Strategy 3-year and 6-year Terms. The Participation Rate is not available on Index Performance Strategy 1-year Terms. Index Options with a Participation Rate may allow you to receive more than the Index Return if the Index Return is positive, but the Participation Rate cannot boost Index Returns beyond any declared Cap. We do not apply the Participation Rate if the Index Return is zero or negative. We do not apply the Participation Rate annually. We set Participation Rates on each Term Start Date. The Participation Rates applicable to your Contract are shown on the Index Options Statement.
Payee – the person or entity who receives Annuity Payments during the Annuity Phase.
Penalty-Free Withdrawals – withdrawals you take that are not subject to a withdrawal charge. Penalty-Free Withdrawals include withdrawals you take under the free withdrawal privilege or waiver of withdrawal charge benefit, and RMD payments you take under our minimum distribution program.

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

Performance Credit – the return you receive on a Term End Date from the Index Option(s). We base Performance Credits on Index Values and Index Returns after application of any Participation Rate up to the Cap, any Trigger Rate, or the Buffer. Performance Credits can be negative. If Performance Credits are negative, you can lose principal and previous earnings.
Performance Lock – a feature that allows you to capture the current Index Option Value during the Term. A Performance Lock applies to the total Index Option Value in an Index Option, and not just a portion of that Index Option Value. After the Lock Date, Daily Adjustments do not apply to a locked Index Option for the remainder of the Term and the locked Index Option Value will not receive a Performance Credit on the Term End Date.
Proxy Investment – provides a current estimate of what the Performance Credit will be on the Term End Date taking into account any applicable Buffer, Trigger Rate, Cap, and/or Participation Rate. We use the Proxy Investment to calculate the Daily Adjustment on Business Days other than the Term Start Date or Term End Date. For more information, see Appendix B.
Proxy Value – the hypothetical value of the Proxy Investment used to calculate the Daily Adjustment as discussed in Appendix B.
Purchase Payment – the money you put into the Contract.
Qualified Contract – a Contract purchased under a pension or retirement plan that qualifies for special tax treatment under sections of the Code (for example, 401(a) and 401(k) plans), Individual Retirement Annuities (IRAs), or Tax-Sheltered Annuities (referred to as TSA/403(b) Contracts). Currently, we issue Qualified Contracts that may include, but are not limited to Roth IRAs, traditional IRAs and Simplified Employee Pension (SEP) IRAs. We may also issue an Inherited IRA and Inherited Roth IRA to make any required minimum distribution payments to a beneficiary of a previously held tax-qualified arrangement.
Quarterly Contract Anniversary – the day that occurs three calendar months after the Issue Date or any subsequent Quarterly Contract Anniversary.
Separate Account – Allianz Life of NY Variable Account C is a separate investment account of Allianz Life of New York. The variable investment portion of the Contract is issued through the Separate Account. The Separate Account is divided into subaccounts, each of which is a variable investment option under one or more variable annuity contracts that we issue through the Separate Account. The only subaccount currently available under this Contract is the Variable Option, which invests exclusively in shares of the AZL Government Money Market Fund.  The Separate Account is registered with the SEC as a unit investment trust, and may be referred to as the Registered Separate Account.
Service Center – the area of our company that issues Contracts and provides Contract maintenance and routine customer service. Our Service Center address and telephone number are listed at the back of this prospectus. The address for mailing applications, and/or checks for Purchase Payments may be different and is also listed at the back of this prospectus.
Term – the period of time, from the Term Start Date to the Term End Date, in which we measure Index Return to determine Performance Credits.
Term End Date – the day on which a Term ends and we apply Performance Credits. A Term End Date may only occur on an Index Anniversary. If a Term End Date does not occur on a Business Day, we consider it to occur on the next Business Day.
Term Start Date – the day on which a Term begins, and we set the Trigger Rates, Caps, and Participation Rates for an Index Option. A Term Start Date may only occur on the Index Effective Date or an Index Anniversary. However, if you execute an Early Reallocation, the Term Start Date will be the Business Day we receive your Early Reallocation request in Good Order. If a Term Start Date does not occur on a Business Day, we consider it to occur on the next Business Day.
Traditional Death Benefit – the guaranteed death benefit automatically provided by the Contract for no additional fee described in section 10.
Trigger Rate – this is the positive Performance Credit you receive on a Term End Date for any Index Option with the Index Dual Precision Strategy, or Index Precision Strategy. You receive the Trigger Rate on the Term End Date if the current Index Value is equal to or greater than the Index Value on the Term Start Date. For the Index Dual Precision Strategy, you also receive the Trigger Rate if the Index Return is negative and the loss is less than or equal to the Buffer. You will receive a negative Performance Credit if the Index Value decreases from the Term Start Date to the Term End Date and the decrease is greater than the Buffer. On each Term Start Date, we set a Trigger Rate for each Index Option

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

with the Index Dual Precision Strategy and Index Precision Strategy. The Trigger Rates provide predefined upside potential. The Trigger Rates applicable to your Contract are shown on the Index Options Statement.
Valid Claim – the documents we require to be received in Good Order at our Service Center before we pay any death claim. This includes the death benefit payment option, due proof of death, and any required governmental forms. Due proof of death includes a certified copy of the death certificate, a decree of court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.
Variable Account Value – on any Business Day it is equal to the value of the units in the Variable Option attributable to your Contract.
Variable Option – a subaccount of the Separate Account, and the only variable investment option under the Contract. The Variable Option invests exclusively in the shares of the AZL Government Money Market Fund.
Withdrawal Charge Basis – the total amount under your Contract that is subject to a withdrawal charge as discussed in section 6, Expenses – Withdrawal Charge.

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

Important Information You Should Consider About the Contract
	FEES AND EXPENSES			Prospectus Location
Charges for Early Withdrawals
If you withdraw money from the Contract within six years of your last Purchase Payment, you will be assessed a withdrawal charge of up to 8% of the Purchase Payment withdrawn, declining to 0% over that time period. For example, if you invest $100,000 in the Contract and make an early withdrawal, you could pay a withdrawal charge of up to $8,000.

In addition, if you take a full or partial withdrawal (including financial adviser fees that you choose to have us pay from this Contract) from an Index Option on a date other than the
Term End Date, a Daily Adjustment will apply to the Index Option Value available for withdrawal. The Daily Adjustment also applies if before the Term End Date you execute a
Performance Lock, you annuitize the Contract, we pay a death benefit, or we deduct
Contract fees and expenses. The Daily Adjustment may be positive, negative, or equal to zero. A negative Daily Adjustment will result in a loss. In extreme circumstances, a negative
Daily Adjustment could result in a loss beyond the protection of the 10%, 20%, or 30%
Buffer Buffer, as applicable. The maximum potential loss from a negative Daily Adjustment is -99%.
				Fee Tables 4. Valuing Your Contract 6. Expenses Appendix B – Daily Adjustment
Transaction Charges	Other than withdrawal charges and Daily Adjustments that may apply to withdrawals and other transactions under the Contract, there are no other transaction charges.			Fee Tables 6. Expenses
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
These ongoing fees and expenses do not reflect any financial adviser fees paid to a
Financial Professional from your Contract Value or other assets of the Owner. If such charges were reflected, these ongoing fees and expenses would be higher.

				Fee Tables 6. Expenses Appendix C – Fund Available Under the Contract
	Annual Fee	Minimum	Maximum
	Base Contract(1)	1.26%	1.26%
	Investment Options(2) (Fund fees and expenses)	0.88%	0.88%
	Optional Benefits Available for an Additional Charge (for a single optional benefit, if elected)	Not Applicable	Not Applicable
	(1) As a percentage of the Variable Option’s average net assets, plus an amount attributable to the estimated contract maintenance charge based on expected Contract sales.
	(2) As a percentage of the AZL Government Money Market Fund's average daily net assets.

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

	FEES AND EXPENSES		Prospectus Location

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could be subject to a withdrawal charge, and if taken from the Index Options could result in substantial losses due to the application of negative Daily Adjustments.

	Lowest Annual Cost: $1,944	Highest Annual Cost: $1,944
	Assumes: ●Investment of $100,000 in the Variable Option ●5% annual appreciation ●No additional Purchase Payments, transfers, or withdrawals ●No financial adviser fees	Assumes: ●Investment of $100,000 in the Variable Option ●5% annual appreciation ●No additional Purchase Payments, transfers, or withdrawals ●No financial adviser fees
RISKS
Risk of Loss	You can lose money by investing in the Contract, including loss of principal and previous earnings.		Risk Factors
Not a Short-Term Investment
• This Contract is not a short-term investment and is not appropriate if you need ready access to cash.
• Considering the benefits of tax deferral and long-term income, the Contract is generally more beneficial to investors with a long investment time horizon.
• If, within six years after we receive a Purchase Payment, you take a full or partial withdrawal (including financial adviser fees that you choose to have us pay from this
Contract), withdrawal charges will apply. A withdrawal charge will reduce your Contract
Value or the amount of money that you actually receive. Withdrawals may reduce or end
Contract guarantees.
• Withdrawals are subject to income taxes, and may also be subject to a 10% additional federal tax for amounts withdrawn before age 59  1∕2.
• Amounts invested in an Index Option must be held in the Index Option for the full Term before they can receive a Performance Credit. We apply a Daily Adjustment, if before the
Term End Date, you take a full or partial withdrawal (including financial adviser fees that you choose to have us pay from this Contract), you execute a Performance Lock, you annuitize the Contract, we pay a death benefit, or we deduct Contract fees and expenses.
• The Traditional Death Benefit may not be modified, but it will terminate if you take withdrawals that reduce both the Contract Value, Cash Value, and Guaranteed Death
Benefit Value to zero. Withdrawals may reduce the Traditional Death Benefit’s
Guaranteed Death Benefit Value by more than the value withdrawn and could end the
Traditional Death Benefit.
Risk Factors 4. Valuing Your Contract 10. Death Benefit Appendix B – Daily Adjustment
Risks Associated with Investment Options
• An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Variable Option and the Index Options available under the Contract.
• The Variable Option and each Index Option have their own unique risks.
• You should review the Fund’s prospectus and disclosures, including risk factors, before making an investment decision.
Risk Factors
Insurance Company Risks
An investment in the Contract is subject to the risks related to us. All obligations, guarantees or benefits of the Contract are the obligations of Allianz Life of New York and are subject to our claims-paying ability and financial strength. More information about
Allianz Life of New York, including our financial strength ratings, is available upon request by visiting www.allianzlife.com/new-york/about/why-allianz, or contacting us at (800)
624-0197.
Risk Factors

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

	RESTRICTIONS	Prospectus Location
Investments
• We restrict additional Purchase Payments during the Accumulation Phase. Each Index
Year, you cannot add more than your initial amount (i.e., the total of all Purchase
Payments received before the first Quarterly Contract Anniversary of the first Contract
Year) without our prior approval.
• We do not accept additional Purchase Payments during the Annuity Phase.
• We typically only allow assets to move into the Index Options on the Index Effective Date and on subsequent Index Anniversaries as discussed in section 3, Purchasing the
Contract – Allocation of Purchase Payments and Contract Value Transfers. However, if
you execute an Early Reallocation, we will move assets into an Index Option on the
Business Day we receive your Early Reallocation request in Good Order. The Index
Performance Strategy 6-year Term Index Options are not available as a destination for
Early Reallocation, but they can be a source.
• You can typically transfer Index Option Value only on Term End Dates. However, you can transfer assets out of an Index Option before the Term End Date by executing a
Performance Lock as discussed in section 4, Valuing Your Contract – Performance Locks.
• We do not allow assets to move into an established Index Option until the Term End Date.
If you request to allocate a Purchase Payment into an established Index Option on an
Index Anniversary that is not a Term End Date, we will allocate those assets to the same
Index Option with a new Term Start Date.
• With notice, we may make certain Index Options temporarily unavailable for a year or more if we are unable to support the minimum Trigger Rate or Cap on that Index Option.
– We cannot make Group A Index Options temporarily unavailable on the Index Effective
Date or an Index Anniversary.
– We can make Group B Index Options temporarily unavailable on the Index Effective Date or an Index Anniversary.
– We can make Group C Index Options temporarily unavailable on an Index Anniversary occurring on or after the sixth Index Anniversary.
(For more information on an Index Option’s temporary unavailability group, please see
Overview of the Contract – What are the Phases of the Contract?) Once we make an
Index Option temporarily unavailable, it may continue to be unavailable so long as we are unable to support its minimum Trigger Rate or Cap due to yield on investments or the availability or cost of hedging. However, we cannot permanently eliminate Index Options after we issue your Contract, and a temporarily unavailable Index Option will become available once we can support its minimum Trigger Rate or Cap. Although we cannot eliminate an Index Option from your Contract, we reserve the right to substitute Indexes either on a Term Start Date or during a Term. We also cannot make an Index Option temporarily unavailable during a Term, or for any other reason
– We can make all Index Options temporarily unavailable for Early Reallocation at any time, which means there may be times when Early Reallocation is unavailable to you.
• We reserve the right to substitute the Fund in which the Variable Option invests. We also reserve the right to substitute Indexes either on a Term Start Date or during a Term. We can also decline a Purchase Payment if it does not meet the requirements set out in section 3, Purchasing the Contract – Purchase Requirements.
Overview of the Contract Risk Factors 3. Purchasing the Contract 4. Valuing Your Contract 5. Information Related to the Variable Option's Underlying Fund Appendix A – Available Indexes
Optional Benefits	The Contract does not offer any Optional Benefits.	Not Applicable
TAXES
Tax Implications
• Consult with a tax professional to determine the tax implications of an investment in and withdrawals from or payments received under the Contract.
• If you purchased the Contract through a tax-qualified plan or individual retirement account
(IRA), you do not get any additional tax benefit under the Contract.
• Generally, earnings under a Non-Qualified Contract are taxed at ordinary income rates when withdrawn, and may also be subject to a 10% additional federal tax for amounts withdrawn before age 59 1∕2.
• Generally, distributions from Qualified Contracts are taxed at ordinary income tax rates when withdrawn, and may also be subject to a 10% additional federal tax for amounts withdrawn before age 59 1∕2.
11. Taxes

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

	CONFLICTS OF INTEREST	Prospectus Location
Investment Professional Compensation
Your Financial Professional may receive compensation for selling this Contract to you, in the form of commissions, additional cash benefits (e.g., cash bonuses), and non-cash compensation. We and/or our wholly owned subsidiary distributor may also make marketing support payments to certain selling firms for marketing services and costs associated with
Contract sales. This conflict of interest may influence your Financial Professional to recommend this Contract over another investment for which the Financial Professional is not compensated or compensated less.
12. Other Information – Distribution
Exchanges
Some Financial Professionals may have a financial incentive to offer you a new contract in place of one you already own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
12. Other Information – Distribution

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

Overview of the Contract
What Is the Purpose of the Contract?
The Index Advantage+ New YorkTM is a product that offers Index Options, a Variable Option, and allows you to defer taking regular fixed periodic payments (Annuity Payments) to a future date. Under the Contract, you make one or more Purchase Payments. Except for Purchase Payments received on the Index Effective Date or an Index Anniversary, Purchase Payments you allocate to the Index Options are first invested for a limited time in the Variable Option and then transferred to the Index Option(s) that you select for investment. Depending on several factors (e.g., Allocation Options you select, market conditions, and timing of any withdrawals), your Contract can gain or lose value. When you are ready to receive a guaranteed stream of income under your Contract, you can annuitize the Contract and begin receiving Annuity Payments from us based on the payout option you select (Annuity Options). The Contract includes, for no additional charge, a standard death benefit (the Traditional Death Benefit) that helps to financially protect your beneficiaries.
We designed the Contract for people who are looking for a death benefit for a period of time, and a level of protection for your principal investment while providing potentially higher returns than are available on traditional fixed annuities. In addition, you should have a long investment time horizon and your financial goals should be otherwise consistent with the terms and conditions of the Contract. This Contract is not intended for someone who is seeking complete protection from downside risk, seeking unlimited investment potential, or expecting to take withdrawals that will not be subject to withdrawal charges or Daily Adjustments (i.e., a person that does not need access to Contract Value within six years after we receive a Purchase Payment, or before an Index Option's Term End Date). If you have Index Options with different Term End Dates, there may be no time you can take a withdrawal without application of at least one Daily Adjustment.
What Are the Phases of the Contract?
The Contract has two phases: (1) an Accumulation Phase, and (2) an Annuity Phase.
●
Accumulation Phase. This is the first phase of your Contract, and it begins on the Issue Date. During the Accumulation Phase, your money is invested under the Contract on a tax-deferred basis. Tax deferral may not be available for certain non-individually owned contracts. Tax deferral means you are not taxed on any earnings or appreciation on the assets in your Contract until you take money out of your Contract. In addition, during this phase, you can make additional Purchase Payments (subject to limitations), you can take withdrawals, and if you die, we pay a death benefit to your named Beneficiary(ies). For more information regarding additional Purchase Payment limitations, please see section 3, Purchasing the Contract – Purchase Requirements.
Your Contract Value may fluctuate up or down during the Accumulation Phase based on the performance of your selected Allocation Options.
−
Index Options. You may allocate your Purchase Payments to any or all of the Index Options available under your Contract. There are currently a maximum of 32 Index Options based on different combinations of three credit calculation methods (Crediting Methods), four nationally recognized third-party broad based equity securities price return Indexes, and three Term periods for measuring Index performance. Each Index Option is the combination of an Index, a Crediting Method, a Term length, and a Buffer amount. The Index Options do not directly participate in the returns of the Indexes or the Indexes' component securities, and do not receive any dividends payable on these securities. Index Returns would be higher if they included the dividends from the component securities. You should understand that you will have no voting rights, no rights to receive cash dividends or other distributions, and no other rights with respect to the companies that comprise the Indexes.
Subject to the following parameters, with at least seven days' notice, we may make the Index Options temporarily unavailable for a year or more if we are unable to support the minimum Trigger Rate or Cap due to yield on investments or the availability or cost of hedging. This period of temporary unavailability could last a year or more. We can make all Index Options temporarily unavailable for Early Reallocation at any time, which means there may be times when Early Reallocation is unavailable to you. The Temporarily Unavailable Identifier column in the table below indicates the Index Option groups that can be made temporarily unavailable on the Index Effective Date or an Index Anniversary (or both):
*
We cannot make Group A Index Options temporarily unavailable on the Index Effective Date or an Index Anniversary.

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

*
We can make Group B Index Options temporarily unavailable on the Index Effective Date or an Index Anniversary (or both).
*
We can make Group C Index Options temporarily unavailable on an Index Anniversary occurring on or after the sixth Index Anniversary.
We can make all Index Options temporarily unavailable for Early Reallocation at any time, which means there may be times when Early Reallocation is unavailable to you.
Currently Available Crediting Methods, Term Lengths and Buffers	Temporarily Unavailable Identifier	Currently Available Indexes	Positive Index Performance Participation Limit
Index Dual Precision Strategy 1-year Term with 10% Buffer	• Group B	• S&P 500® Index • Russell 2000® Index • Nasdaq-100® Index • EURO STOXX 50®	• 5% minimum Trigger Rate
Index Precision Strategy 1-year Term with 10% Buffer	• Group C	• S&P 500® Index • Russell 2000® Index • Nasdaq-100® Index • EURO STOXX 50®	• 5% minimum Trigger Rate
Index Performance Strategy 1-year Term with 10%, 20%, or 30% Buffer	• Group A for 10% Buffer • Group C for 20% or 30% Buffer	• S&P 500® Index • Russell 2000® Index • Nasdaq-100® Index • EURO STOXX 50®	• 3% minimum Cap for 30% Buffer • 4% minimum Cap for 20% Buffer • 5% minimum Cap for 10% Buffer • Can be “uncapped” (i.e., we do not declare a Cap for that Term)
Index Performance Strategy 3-year Term with 10%, 20%, or 30% Buffer	• Group A for 10% Buffer • Group C for 20% or 30% Buffer	• S&P 500® Index • Russell 2000® Index	• 9% minimum Cap for 30% Buffer • 12% minimum Cap for 20% Buffer • 15% minimum Cap for 10% Buffer • Can be uncapped • 100% minimum Participation Rate
Index Performance Strategy 6-year Term with 10%, 20%, or 30% Buffer	• Group A for 10% Buffer • Group C for 20% or 30% Buffer	• S&P 500® Index • Russell 2000® Index	• 18% minimum Cap for 30% Buffer • 24% minimum Cap for 20% Buffer • 30% minimum Cap for 10% Buffer • Can be uncapped • 100% minimum Participation Rate
Once we make an Index Option temporarily unavailable, it may continue to be unavailable so long as we are unable to support its minimum Trigger Rate or Cap. However, we cannot make an Index Option permanently unavailable or remove it after we issue your Contract, and a temporarily unavailable Index Option will become available once we can support its minimum Trigger Rate or Cap. We also cannot make an Index Option temporarily unavailable during a Term, or for any other reason. The minimum Early Reallocation Trigger Rate or Cap will be at least equal to the minimums stated above, but could be higher. (For more information see the examples in section 4, Valuing Your Contract – Early Reallocations.)
Your initial, renewal, and Early Reallocation Trigger Rates, Caps, and Participation Rates for your selected Index Options and their Buffers are stated in your Index Options Statement, which is the account statement we mail to you on the Index Effective Date and each Index Anniversary. The Index Options Statement also includes the Index

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

Values on the Term Start Date and Term End Date for your selected Index Options. We use these Index Values to determine Index Returns and Performance Credits. The Buffers for all currently available Index Options are stated in your Contract. The Buffers for the currently available Index Options will not change for the life of the Contract. More detailed information about the Index Options is included in section 4, Valuing Your Contract.
−
Variable Option. You can allocate your Purchase Payments to the Variable Option available under your Contract. We only allow assets to move into the Index Options on Term Start Dates and Term End Dates. As a result, we hold Purchase Payments you allocate to the Index Options in the Variable Option when we receive them on days other than the Index Effective Date or Index Anniversaries. We then transfer them to the Index Options on the next Index Anniversary according to your allocation instructions. However, for amounts held in the Variable Option, you can execute an Early Reallocation, which will result in a transfer from the Variable Option to the applicable Index Option(s) before the next Index Anniversary. The Variable Option invests in an underlying fund, which has its own investment objective, strategies, and risks. For more information, please see Appendix C - Fund Available Under the Contract.
●
Annuity Phase. If you request Annuity Payments, the Accumulation Phase ends and the Annuity Phase begins. Annuity Payments are fixed payments we make based on the Annuity Option you select and your Contract Value (which reflects any previously deducted Contract fees and expenses). Annuity Payments can provide a guaranteed lifetime fixed income stream with certain tax advantages. We designed the Annuity Payments for Owners who no longer need immediate access to Contract Value to meet their short-term income needs.
During the Annuity Phase, you will receive a stream of regular income in the form of Annuity Payments. You will be unable to take withdrawals upon demand, the Traditional Death Benefit ends, and no amounts will be payable upon death during the Annuity Phase unless your Annuity Option provides otherwise.
What Are the Contract’s Primary Features?
●
Accessing Your Money. During the Accumulation Phase, you can surrender the Contract (take a full withdrawal), or take partial withdrawals. Withdrawals may be subject to negative Daily Adjustments, are subject to a withdrawal charge, income taxes, and may also be subject to a 10% additional federal tax for amounts withdrawn before age 59 1∕2.
●
Additional Purchase Payments. Subject to the limitations described in this prospectus, we continue to accept additional Purchase Payments under the Contracts during the Accumulation Phase. We only allow additional Purchase Payments to move into Index Options on the Index Effective Date or Index Anniversaries. As a result, we hold Purchase Payments in the Variable Option when we receive them on days other than the Index Effective Date or Index Anniversaries. We then transfer them to the Index Options on the next Index Anniversary according to your allocation instructions. However, for additional Purchase Payments held in the Variable Option, you can make an Early Reallocation request, which will result in a transfer from the Variable Option to the applicable Index Option(s) before the next Index Anniversary. For that reason, such Purchase Payments are not available to receive Performance Credits until we transfer them to your selected Index Options and those Index Options reach their respective Term End Dates. We do not allow assets to move into an established Index Option until the Term End Date. If you request to allocate a Purchase Payment into an established Index Option on an Index Anniversary that is not a Term End Date, we will allocate those assets to the same Index Option with a new Term Start Date. Purchase Payments held in the Variable Option are subject to the mortality and expense risk (M&E) charge, Fund fees and expenses, and Fund performance (which can be negative) until being transferred to the Index Options.
●
Death Benefit. The Contract’s death benefit is paid upon the first death of any Determining Life during the Accumulation Phase. The Contract includes for no additional charge a standard death benefit (the Traditional Death Benefit). The death benefit equals the greater of Contract Value, or the Guaranteed Death Benefit Value (which is based on Purchase Payments).

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

●
Withdrawal Charge Waivers. Under the free withdrawal privilege, you may withdraw up to 10% of your total Purchase Payments each Contract Year during the Accumulation Phase without incurring a withdrawal charge. Upon a full withdrawal, the free withdrawal privilege is not available to you. We do not apply a withdrawal charge to deductions we make for Contract fees or expenses. The waiver of withdrawal charge benefit allows you to take a withdrawal after the first Contract Year without incurring a withdrawal charge if you are confined to a skilled nursing facility or hospital for a period of at least 90 consecutive days. Also, if you own an IRA, Simplified Employee Pension (SEP) IRA, Inherited IRA, or Inherited Roth IRA Contract, payments you take under our minimum distribution program (RMD payments) are not subject to a withdrawal charge. The minimum distribution program is not available if you have a qualified plan Contract. Withdrawals under these waivers are still subject to income taxes (including a 10% additional federal tax if you are younger than age 59 1∕2), and to the Daily Adjustment if taken other than on a Term End Date, and may reduce Contract benefits (perhaps significantly and by more than the amount withdrawn).
●
Deduction of Financial Adviser Fees. If you have a financial adviser and want to pay their financial adviser fees from this Contract, you can instruct us to withdraw the fee from your Contract and pay it to your Financial Professional or Financial Professional’s firm as instructed. The deduction of financial adviser fees is in addition to this Contract’s fees and expenses, and the deduction is treated the same as any other withdrawal under the Contract. As such, withdrawals to pay financial adviser fees are subject to withdrawal charges, and to the Daily Adjustment if taken other than on a Term End Date, will reduce the Contract Value and Guaranteed Death Benefit Value (perhaps significantly and by more than the amount withdrawn), are subject to income taxes (and may also be subject to a 10% additional federal tax for amounts withdrawn before age 59 1∕2). Please consult with your Financial Professional before requesting us to pay financial adviser fees from this Contract rather than from other assets you may have.

Fee Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year. These tables do not reflect any financial adviser fees that you pay from your other assets, or that you choose to have us pay from this Contract. If financial adviser fees were reflected, fees and expenses would be higher.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract Value between investment options. State premium taxes may also be deducted.
Transaction Expenses
Withdrawal Charge During Your Contract’s First Phase, the Accumulation Phase(1)
(as a percentage of each Purchase Payment withdrawn)(2)
Number of Complete Years Since Purchase Payment	Withdrawal Charge Amount
0	8%
1	7%
2	6%
3	5%
4	3%
5	1%
6 years or more	0%

Index Dual Precision Strategy, Index Precision Strategy, and Index Performance Strategy
Daily Adjustment Maximum Potential Loss	99%
(as a percentage of Index Option Value, applies for distributions from an Index Option before any Term End Date)(3)
(1)
The Contract provides a free withdrawal privilege that allows you to withdraw 10% of your total Purchase Payments annually without incurring a withdrawal charge, as discussed in section 7, Access to Your Money – Free Withdrawal Privilege.
(2)
The Withdrawal Charge Basis is the total amount under your Contract that is subject to a withdrawal charge, as discussed in section 6, Expenses – Withdrawal Charge.
(3)
This shows the maximum potential loss due to the application of the Daily Adjustment (e.g., maximum loss could occur if there is a total distribution within a Term at a time when the Index price has declined to zero). The Daily Adjustment could result in a loss beyond the protection of

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

the 10%, 20%, or 30% Buffer. The Daily Adjustment applies if, before the Term End Date, you take a full or partial withdrawal (including any financial adviser fees that you choose to have us pay from this Contract), you execute a Performance Lock, you annuitize the Contract, we pay a death benefit, or we deduct Contract fees or expenses. The actual Daily Adjustment calculation is determined by a formula described in Appendix B.
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Fund fees and expenses).
Annual Contract Expenses
Administrative Expenses (or contract maintenance charge)(1) (per year)	$50
Base Contract Expenses(2) (as a percentage of the Variable Option’s average net assets)(3)	1.25%
(1)
Referred to as the “contract maintenance charge” in the Contract and elsewhere in this prospectus. Waived if the Contract Value is at least $100,000. Also waived during the Annuity Phase. See the section 6, Expenses – Contract Maintenance Charge (Administrative Expenses).
(2)
Referred to as the “mortality and expense risk charge” in the Contract, or "M&E charge" elsewhere in this prospectus. See section 6, Expenses – Base Contract Expenses (Mortality and Expense Risk (M&E) Charge).
(3)
Referred to as “a percentage of the Variable Option’s net asset value” in the Contract.
The next table shows the total operating expenses charged by the Fund that you may pay periodically during the time that you own the Contract. More information about the Fund, including its annual expenses, may be found in Appendix C – Fund Available Under the Contract.
Annual Fund Expenses
(expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.88%
Example
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The Example is based on an investment solely in the Variable Option. These costs include transaction expenses, annual Contract expenses, and annual Fund expenses. These costs do not include any financial adviser fees that you pay from your other assets, or that you choose to have us pay from this Contract. If financial adviser fees were reflected, costs would be higher.
The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
(1) If you surrender your Contract (take a full withdrawal) at the end of the applicable time period:	$9,355	$12,049	$14,102	$24,516
(2) If you annuitize your Contract at the end of the applicable time period.	N/A*	$6,649	$11,402	$24,516
(3) If you do not surrender your Contract.	$2,155	$6,649	$11,402	$24,516
*
The earliest available Annuity Date is 13 months after the Issue Date.

Risk Factors
The Contract involves certain risks that you should understand before investing. You should carefully consider your income needs and risk tolerance to determine whether the Contract is appropriate for you. The level of risk you bear and your potential investment performance will differ depending on the Allocation Options you choose.
Liquidity Risks
We designed the Contract to be a long-term investment that you can use to help build and provide income for retirement. The Contract is not suitable for short-term investment.
If you need to take a full or partial withdrawal during the withdrawal charge period, or when we deduct any financial adviser fees that you choose to have us pay from this Contract, we deduct a withdrawal charge unless the withdrawal is a Penalty-Free Withdrawal. While Penalty-Free Withdrawals provide some liquidity, they are permitted in only limited

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

amounts or in special circumstances. If you need to withdraw most or all of your Contract Value in a short period, you will exceed the Penalty-Free Withdrawal amounts available to you and incur withdrawal charges. (For more information on the withdrawal charge, see the Fee Tables and section 6, Expenses – Withdrawal Charge.)
We calculate the withdrawal charge as a percentage of your Purchase Payments, not Contract Value. Consequently, if the Contract Value has declined since you made a Purchase Payment, it is possible the percentage of Contract Value withdrawn to cover the withdrawal charge would be greater than the withdrawal charge percentage. For example, assume you buy the Contract with a single Purchase Payment of $10,000. If your Contract Value in the 5th year is $8,000 and you take a full withdrawal a 3% withdrawal charge applies. The total withdrawal charge would be $300 (3% of $10,000). As your Contract Value is less than $100,000, we will also deduct the $50 contract maintenance charge. This results in you receiving $7,650.
In addition, upon a full withdrawal, the free withdrawal privilege is not available to you, and we apply a withdrawal charge against Purchase Payments that are still within their withdrawal charge period, including amounts previously withdrawn under the free withdrawal privilege. On a full withdrawal, your Withdrawal Charge Basis may be greater than your Contract Value because the following reduce your Contract Value, but do not reduce your Withdrawal Charge Basis: deductions we make for Contract fees or expenses; and/or poor performance.
Amounts withdrawn from this Contract are subject to income taxes, and may also be subject to a 10% additional federal tax for amounts withdrawn before age 59 1∕2.
We only apply Performance Credits to the Index Options once each Term on the Term End Date, rather than on a daily basis. In the interim, we calculate Index Option Values based on the Daily Adjustment. The Variable Option is not subject to the Daily Adjustment. Any assets removed from an Index Option during the Term for withdrawals you take (including Penalty-Free Withdrawals, and any financial adviser fees that you choose to have us pay from this Contract), Annuity Payments, or deductions we make for Contract fees and expenses, or if we pay a death benefit, will not be eligible to receive a Performance Credit on the Term End Date. These removed assets will not receive the full benefit of the Index Value, Index Return, and the 10%, 20%, or 30% Buffer that would have been available on the Term End Date, and losses could exceed the protection offered by the 10%, 20%, or 30% Buffer. You will receive a Performance Credit only on any unlocked Index Option Value remaining in an Index Option on the Term End Date.
You can typically transfer Variable Account Value to the Index Options only on an Index Anniversary. You can typically transfer Index Option Value to the Variable Option, or among the available Index Options, only on Term End Dates. At other times, you can only move assets out of an Index Option by taking a full or partial withdrawal, or entering the Annuity Phase. Additionally, you can transfer assets out of a 3-year or 6-year Term Index Option before the Term End Date by executing a Performance Lock on or before the second Index Anniversary of a 3-year Term, or on or before the fifth Index Anniversary of a 6-year Term. However, Early Reallocation allows you to transfer assets from the Variable Option before an Index Anniversary, and/or from locked Index Options (including 1-year Term Index Options) before the Term End Date. You can only execute two Early Reallocations each Index Year, but each request can involve the Variable Option and/or multiple locked Index Options. These restrictions may limit your ability to react to changes in market conditions. You should consider whether investing in an Index Option is consistent with your financial needs.
Risks of Investing in Securities
Returns on securities and securities Indexes can vary substantially, which may result in investment losses. The historical performance of the available Allocation Options does not guarantee future results. It is impossible to predict whether underlying investment values will fall or rise. Trading prices of the securities underlying the Allocation Options are influenced by economic, financial, regulatory, geographic, judicial, political and other complex and interrelated factors. These factors can affect capital markets generally and markets on which the underlying securities are traded and these factors can influence the performance of the underlying securities. Depending on your individual circumstances (e.g., your selected Index Options and the timing of any Purchase Payments, transfers, or withdrawals), you may experience (perhaps significant) negative returns under the Contract. You should consult with a Financial Professional.
If you allocate Purchase Payments or transfer Contract Value to an Index Option, your returns depend on the performance of an Index although you are not directly invested in the Index. Because the S&P 500® Index, Russell 2000® Index, Nasdaq-100® Index and EURO STOXX 50® are each comprised of a collection of equity securities, in each case the value of the component securities is subject to market risk, or the risk that market fluctuations may cause the value of the component securities to go up or down, sometimes rapidly and unpredictably. In addition, the value of equity securities may decline for reasons directly related to the issuers of the securities.

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

S&P 500® Index. The S&P 500® Index is comprised of equity securities issued by large-capitalization U.S. companies. In general, large-capitalization companies may be unable to respond quickly to new competitive challenges, and also may not be able to attain the high growth rate of successful smaller companies.
Russell 2000® Index. The Russell 2000® Index is comprised of equity securities of small-capitalization U.S. companies. In general, the securities of small-capitalization companies may be more volatile and may involve more risk than the securities of larger companies.
Nasdaq-100® Index. The Nasdaq-100® Index is comprised of equity securities of the largest U.S. and non-U.S. companies listed on The Nasdaq Stock Market, including companies across all major industry groups except the financial industry. To the extent that the Nasdaq-100® Index is comprised of securities issued by companies in a particular sector, that company’s securities may not perform as well as companies in other sectors or the market as a whole. Also, any component securities issued by non-U.S. companies (including related depositary receipts) are subject to the risks related to investments in foreign markets (e.g., increased price volatility; changing currency exchange rates; and greater political, regulatory, and economic uncertainty).
EURO STOXX 50®. EURO STOXX 50® is comprised of the equity securities of large-capitalization companies in the Eurozone. The securities comprising EURO STOXX 50® are subject to the risks related to investments in foreign markets (e.g., increased price volatility; changing currency exchange rates; and greater political, regulatory, and economic uncertainty), and are significantly affected by the European markets and actions of the European Union.
Risk of Negative Returns
The Variable Option does not provide any protection against loss of principal. You can lose principal and previous earnings if you allocate Purchase Payments or transfer Contract Value to the Variable Option and such losses could be significant.
If you allocate Purchase Payments or transfer Contract Value to an Index Option, negative Index Returns may cause Performance Credits to be negative after application of the 10%, 20%, or 30% Buffer. For the Index Performance Strategy, we apply the Buffer for the entire Term length; we do not apply the Buffer annually on a 3-year or 6-year Term Index Option. Ongoing deductions we make for Contract fees and expenses could also cause amounts available for withdrawal to be less than what you invested even if Index performance has been positive. You can lose principal and previous earnings if you allocate Purchase Payments or transfer Contract Value to the Index Options, and such losses could be significant. The maximum potential negative Performance Credit is based on the Buffer. If the Buffer is 10%, the maximum negative Performance Credit is ‑90%; if the Buffer is 20%, the maximum negative Performance Credit is ‑80%; and if the Buffer is 30%, the maximum negative Performance Credit is ‑70%. Such losses will be greater if you take a withdrawal (including any financial adviser fees that you choose to have us pay from this Contract) that is subject to a withdrawal charge, a negative Daily Adjustment, or a deduction of Contract fees and expenses.
The Daily Adjustment is how we calculate Index Option Values on Business Days other than the Term Start Date or Term End Date. The Variable Option is not subject to the Daily Adjustment. The Daily Adjustment can affect the amounts available for withdrawal, Performance Locks, annuitization, payment of the death benefit, and the Contract Value used to determine the contract maintenance charge. The Daily Adjustment can be less than the Trigger Rate or Cap even if the current Index return during the Term is greater than the Trigger Rate or Cap. In addition, even though the current Index return during the Term may be positive, the Daily Adjustment may be negative due to changes in Proxy Value inputs, such as volatility, dividend yield, and interest rate. The Daily Adjustment is generally negatively affected by:
●
interest rate decreases,
●
dividend rate increases,
●
poor market performance, and
●
the expected volatility of Index prices. Generally, increases in the expected volatility of Index prices negatively affect the Index Dual Precision Strategy, Index Precision Strategy, and Index Performance Strategy 1-year Term Index Options. For the Index Performance Strategy 3-year and 6-year Term Index Options, the impact of changes in the expected volatility of Index prices is dependent on the market environment and the applicable Caps and Participation Rates.
The Daily Adjustment for Index Options with a Term length of more than 1 year (3-year and 6-year Term Index Options and Early Reallocation to a 1-year Term Index Option) may be more negatively impacted by changes in the expected volatility of Index prices than 1-year Term Index Options due to the difference in Term length. Also, the risk of a negative Daily Adjustment is greater for Index Options with a Term length of more than 1 year than for 1-year Term Index Options

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

due to the Term length. 3-year and 6-year Term Index Options with a Participation Rate above 100% may also have larger fluctuations in the Daily Adjustment than Index Options either without a Participation Rate, or with a Participation Rate equal to 100%. For shorter Term lengths, there is more certainty in both the final Index Values and how Trigger Rates, Caps, and Buffers determine Performance Credits. This means there may be less fluctuation in the Daily Adjustment due to changes in Index return for Index Options with shorter Term lengths.
If you take a withdrawal from an Index Option before the Term End Date, you could lose principal and previous earnings because of the Daily Adjustment even if Index performance is positive on that day or has been positive since the Term Start Date. If the current Index return during the Term is negative, the Daily Adjustment could result in losses greater than the protection provided by the 10%, 20%, or 30% Buffer. In extreme circumstances, the Daily Adjustment could result in a loss beyond the protection of the Buffer. The maximum potential loss from a negative Daily Adjustment is -99%. Such losses will be greater if you take a withdrawal (including any financial adviser fees that you choose to have us pay from this Contract) that is subject to a withdrawal charge, or a deduction of Contract fees and expenses.
Risks Associated with Calculation of Performance Credits
We calculate Performance Credits each Term on the Term End Date. Because we calculate Index Returns only on a single date in time, you may experience negative or flat performance even though the Index you selected for a given Crediting Method experienced gains through some, or most, of the Term. The Trigger Rates on the Index Dual Precision Strategy and Index Precision Strategy Index Options, and the Caps on Index Performance Strategy Index Options limit positive returns and could cause performance to be lower than it would otherwise have been if you invested in a mutual fund designed to track the performance of the applicable Index, or the Variable Option. For the Index Performance Strategy, we apply the Cap and any Participation Rate for the entire Term length; we do not apply the Cap and any Participation Rate annually on a 3-year or 6-year Term Index Option.
The Index Options do not directly participate in the returns of the Indexes or the Indexes’ component securities, and do not receive any dividends payable on these securities. Index returns would be higher if they included the dividends from the component securities. The past ten years of actual average of the annual Index returns without and with dividends would have been as follows:
January 1, 2014 through December 31, 2023
	S&P 500® Index	Nasdaq-100® Index	Russell 2000® Index	EURO STOXX 50®
Returns without dividends	11.02%	19.57%	6.76%	4.60%
Returns with dividends	13.09%	20.79%	8.19%	8.10%
Trigger Rates, Caps, and Participation Rates may be adjusted on the next Term Start Date and may vary significantly from Term to Term. Changes to Trigger Rates, Caps, and Participation Rates may significantly affect the Performance Credit you receive. For more information, see the “Risks Associated with Changes to Trigger Rates, Caps, and Participation Rates, and Temporary Unavailability of Index Options” discussion later in this section.
The Crediting Methods only capture Index Values on the Term Start Date and Term End Date, so you will bear the risk that the Index Value might be abnormally low on these days.
Risks Associated with Performance Locks
If a Performance Lock is executed:
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You will no longer participate in Index performance, positive or negative, for the remainder of the Term for the locked Index Option. This means that under no circumstances will your Index Option Value increase during the remainder of the Term for a locked Index Option, and you will begin a new Index Option with a new Term Start Date on the next Index Anniversary that occurs on or immediately after the Lock Date unless you execute an Early Reallocation (if available to you). If you decide to execute an Early Reallocation, you can execute a Performance Lock and then, at the earliest, execute an Early Reallocation on the same Business Day. When executing both the Performance Lock and Early Reallocation on the same Business Day, your Lock Date is also the Term Start Date for the new Index Option.
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You will not receive a Performance Credit on any locked Index Option on the Term End Date.
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We use the Daily Adjustment calculated at the end of the current Business Day on the Lock Date to determine your locked Index Option Value. This means that, if you request a Performance Lock, your Index Option Value will lock at an unknown future value which may be higher or lower than it was at the point in time you requested a Performance Lock. In addition, if you set a lower target, your Index Option Value may lock at a lower value than the target you set.

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

●
If a Performance Lock is executed when your Daily Adjustment has declined, you will lock in any loss. It is possible that you would have realized less of a loss or no loss if the Performance Lock occurred at a later time, or if the Index Option was not locked.
We will not provide advice or notify you regarding whether you should execute a Performance Lock or Early
Reallocation or the optimal time for doing so. We will not warn you if you execute a Performance Lock or Early
Reallocation at a sub-optimal time. We are not responsible for any losses related to your decision whether or not to execute a Performance Lock or Early Reallocation.

Risks Associated with Early Reallocation
Early Reallocation allows you to transfer amounts from the Variable Option on days other than an Index Anniversary, and/or from locked Index Options on days other than a Term End Date, subject to these restrictions:
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We do not accept Early Reallocation requests before the Index Effective Date, or within 14 calendar days before an Index Anniversary.
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Index Performance Strategy 6-year Term Index Options and the Variable Option are not available as destinations for an Early Reallocation transfer.
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You are limited to two Early Reallocation requests each Index Year, but each request can involve the Variable Option and/or multiple locked Index Options.
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After your second Early Reallocation request in an Index Year, you cannot transfer Variable Account Value to the Index Options for the remainder of the Index Year, and any locked Index Options will remain locked until the next Index Anniversary.
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There may be times when Early Reallocation is temporarily unavailable to you, possibly for an extended period of time. However, we cannot permanently eliminate Early Reallocation, and a temporarily unavailable Index Option will become available once we can support its minimum Early Reallocation Trigger Rate or Cap.
These limitations mean you may not be able to take advantage of any increases to Early Reallocation rates, or any advantageous changes to Index values that may become available at the optimal time. Also, Early Reallocation Trigger Rates, Caps, and Participation Rates you receive may be less than the Early Reallocation rates that become available later in the Index Year, or the renewal rates available on the next Index Anniversary. This may limit your return potential.
We will not provide advice or notify you regarding whether you should execute an Early Reallocation or the optimal time for doing so. We will not warn you if you execute an Early Reallocation at a sub-optimal time. We are not responsible for any losses related to your decision whether or not to execute an Early Reallocation.

Risks Associated with Substitution of an Index
There is no guarantee that the Indexes will be available during the entire time that you own your Contract. Once we add an Index to your Contract, we cannot remove it without simultaneously substituting it. If we substitute a new Index for an existing Index, the performance of the new Index may be different and this may affect your ability to receive positive Performance Credits. We may substitute a new Index for an existing Index if:
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the Index is discontinued,
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we are unable to use the Index because, for example, changes to an Index make it impractical or expensive to purchase derivative hedging instruments to hedge the Index, or we are not licensed to use the Index, or
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the method of calculation of the Index Values changes substantially, resulting in significantly different Index Values and performance results. This could occur, for example, if an Index altered the types of securities tracked, or the weighting of different categories of securities.
If we add or substitute an Index, we first seek any required regulatory approval from the New York Department of Financial Services and then provide you with written notice. We also provide you with written notice if an Index changes its name. Index substitutions can occur either on a Term Start Date or during a Term. If we substitute an Index during a Term, we will combine the return of the previously available substituted Index from the Term Start Date to the substitution date with the return of the new Index from the substitution date to the Term End Date. If we substitute an Index during a Term, the Buffers, Trigger Rates, Caps, and Participation Rates for the substituted Index will apply to the new Index. We do not change the Buffers, Trigger Rates, Caps, or Participation Rates that were in effect on the Term Start Date.

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

Similarly, if we substitute an Index on a Term Start Date, the applicable Buffer, and minimum Trigger Rate, Cap, or Participation Rate will not change.
Changes to Trigger Rates, Caps, and Participation Rates associated with the new Index, if any, may occur at the next regularly scheduled Term Start Date, subject to their respective minimums. Depending on the constitution of the substituted Index, the volatility of its investments, and our ability to hedge the Index’s performance, we may determine, in our discretion, to increase or decrease renewal Trigger Rates, Caps, and Participation Rates associated with the new Index, subject to their respective minimums. However, we would not implement any change to reflect this difference until the next Term Start Date after the substitution. The substitution of an Index during a Term may result in an abnormally large change in the Daily Adjustment on the day we substitute the Index due to changes in Proxy Value inputs (such as volatility, dividend yield, and interest rate). However, you would only be affected by this change in the Daily Adjustment if a normal transaction to which the Daily Adjustment applies (such as a withdrawal you take) occurs on the substitution date.
The selection of a substitution Index is in our discretion; however, it is anticipated that any substitute Index will be substantially similar to the Index it is replacing and we will substitute any equity Index with a broad-based equity index.
Risks Associated with Changes to Trigger Rates, Caps, and Participation Rates, and Temporary Unavailability of Index Options
The 10%, 20%, and 30% Buffers for the currently available Index Options do not change. However, if we add a new Index Option to your Contract after the Issue Date, we establish the Buffer for it on the date we add the Index Option to your Contract. For a new Index Option, the minimum Buffer is 5%.
Subject to their respective minimums, we establish the initial Trigger Rates, Caps, and Participation Rates for a newly issued Contract on the Index Effective Date and they cannot change until the next Term Start Date. You select the Index Effective Date when you purchase your Contract. It can be any Business Day from the Issue Date up to and including the first Quarterly Contract Anniversary, but it cannot be the 29th, 30th, or 31st of a month.
You should be aware that, generally, initial Trigger Rates, Caps, and Participation Rates could change every seven calendar days. However, these rates are guaranteed to be available during the period stated on our website at www.allianzlife.com/RILANYrates and cannot be superseded until that period ends. If you select an Index Effective Date that is within the guaranteed period for the initial rates that are available for review on the date you signed your application, you will receive the initial rates that were available on the date you signed your application. However, if you select an Index Effective Date that is after this guaranteed period, you are subject to the risk that initial Trigger Rates, Caps, and Participation Rates may change and be less advantageous to you. You are responsible for reviewing the initial rates before your Index Effective Date to ensure your allocations and the product still meet your needs. Furthermore, if your Index Effective Date is after the end of the free look period and you cancel the Contract, you will receive the Cash Value. On or before the Index Effective Date, the Daily Adjustment does not apply. You may review future rates at least seven calendar days before their effectiveness at www.allianzlife.com/RILANYrates, or call (800) 624-0197. You (or your Financial Professional, if authorized) can change your Index Effective Date at any time before it occurs to be an earlier or later date by submitting a request.
We can change the renewal and Early Reallocation Trigger Rates, Caps, and Participation Rates for an existing Contract on each new Term Start Date subject to the guaranteed minimums, in our discretion.
We will send you a letter at least 30 days before each Index Anniversary. This letter advises you that current Trigger Rates, Caps, and Participation Rates are expiring, and that renewal rates for the next Term Start Date will be available for your review. The Index Anniversary letter also reminds you of your opportunity to transfer Variable Account Value and Index Option Values on the upcoming Term End Date. On each Term End Date, you have the option of remaining allocated to your current Index Options (if available) at the renewal Trigger Rates, Caps, and Participation Rates that we set on the next Term Start Date, or transferring to another permitted Allocation Option, subject to the limitations on transfers from an Index Option to the Variable Option. At least seven calendar days before each Index Anniversary, we publish renewal rates for the next Term Start Date for your review in your account on our website, and on our public website at www.allianzlife.com/RILANYrates, or call (800) 624-0197. If you do not review renewal change information when it is published, or take no action to transfer to another permitted Allocation Option, you will remain allocated to your current Index Options (if available) and will automatically become subject to the renewal Trigger Rates, Caps, and Participation Rates until the next Term End Date.
You risk the possibility that the renewal Trigger Rates, Caps, and Participation Rates you receive may be less than you would find acceptable. If you do not find the renewal rates acceptable, you must give us transfer instructions no later than

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

the end of the Business Day on the Term End Date (or the next Business Day if the Term End Date is a non-Business Day) or you will be subject to these renewal Trigger Rates, Caps, and Participation Rates for the next Term.
You also risk the possibility that we may make Index Options temporarily unavailable if we are unable to support the minimum Trigger Rate or Cap on that Index Option. When your renewal rates change, or Index Options become temporarily unavailable, you can either transfer Index Option Value to the Variable Option or to other available Index Options by changing your allocation instructions, or take a full withdrawal (which is subject to a withdrawal charge, taxes, and may be subject to tax penalties).
If we temporarily make an Index Option unavailable, on the next Term Start Date we will transfer assets held in the temporarily unavailable Index Option or destined for the temporarily unavailable Index Option to the Variable Option and the assets will remain there until either, (1) we receive a change to allocation instructions that results in a transfer of these assets to available Index Option(s) on the next Index Anniversary, or (2) the Business Day we execute your Early Reallocation request to transfer these assets. If you transfer these assets to an available Index Option, they will not be eligible to receive a Performance Credit until at least the second Index Anniversary after an Index Option becomes temporarily unavailable. To avoid having Index Option Value transferred to the Variable Option when an Index Option becomes temporarily unavailable, you must change your allocation instructions and select Index Options that are available. Such a change will result in a transfer of this Index Option Value to another available Index Option. We must receive this change before the end of the Business Day on the Term Start Date (or the next Business Day if the Term Start Date is a non-Business Day).
For any amount invested in the Variable Option for which allocation instructions direct us to transfer assets to a temporarily unavailable Index Option, such assets will remain in the Variable Option. These assets will remain in the Variable Option until either, (1) the next Index Anniversary where the Index Option, which had been temporarily unavailable, becomes available; (2) we receive a change in allocation instructions that directs us to allocate the assets to available Index Option(s) on the next Index Anniversary; or (3) the Business Day we execute your Early Reallocation request to transfer these assets to an available Index Option(s).
For example, on an Index Anniversary, your allocation instructions direct us to transfer amounts from the Variable Option to a temporarily unavailable Index Option. Instead of transferring amounts to the unavailable Index Option, such amounts will remain allocated to the Variable Option. Two months later, we execute your Early Reallocation request that directs us to transfer amounts from the Variable Option to an available 1-year Term Index Option. We will transfer such amounts (adjusted for Fund performance and fees) to the newly selected 1-year Term Index Option.  The remaining ten months of the Index Year will be added to the new 1-year Term for the newly selected Index Option, making the new Term length 22 months. These assets will not receive a Performance Credit associated with this Term until the Term End Date that occurs 22 months after execution of the Early Reallocation.
You can transfer from the Variable Option and/or locked Index Options and begin a new Index Option with a new Term Start Date and a new Trigger Rate, Cap, or Participation Rate before the next Index Anniversary by requesting an Early Reallocation. We can change Early Reallocation Trigger Rates, Caps, and Participation Rates subject to the guaranteed minimums, in our discretion. We publish Early Reallocation rates at least seven calendar days before the end of the current Early Reallocation offering period for your review in your account on our website. If you do not execute an Early Reallocation, you will remain allocated to the Variable Option, and/or your current locked Index Options, until the Index Anniversary that occurs on or immediately after the Lock Date. However, we can make all Index Options temporarily unavailable for Early Reallocation at any time, which means there may be times when Early Reallocation is unavailable to you.
Initial, renewal, and Early Reallocation Trigger Rates, Caps, and Participation Rates may vary significantly depending upon a variety of factors, including:
●
market volatility,
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our hedging strategies and investment performance,
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the availability of hedging instruments,
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the amount of money available to us through Contract fees and expenses to purchase hedging instruments,
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your Index Effective Date,
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the level of interest rates,
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utilization of Contract benefits by Owners, and
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our profitability goals.

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

Due to a combination of factors, including potential changes in interest rates and other market conditions (e.g. rising inflation), the current economic environment is evolving. The future impact on initial, renewal, and Early Reallocation Trigger Rates, Caps, and Participation Rates cannot be predicted with certainty. The effect of a change in interest rates or other market conditions may not be direct or immediate. There may be a lag in changes to Trigger Rates, Caps, and Participation Rates. Interest rates could increase. In a rising interest rate environment, increases in Trigger Rates, Caps, and Participation Rates, if any, may be substantially slower than increases in interest rates.
We manage our obligation to provide Performance Credits in part by trading call and put options, and other derivatives on the available Indexes. The costs of the call and put options and other derivatives vary based on market conditions, and we may adjust future renewal and Early Reallocation Trigger Rates, Caps, and Participation Rates to reflect these cost changes. The primary factor affecting the differences in the initial Trigger Rates, Caps, and Participation Rates for newly issued Contracts and renewal and Early Reallocation rates for existing Contracts is the difference in what we can earn from these investments for newly issued Contracts versus what we are earning on the investments that were made, and are being held to maturity, for existing Contracts. In some instances, we may need to reduce initial, renewal, and Early Reallocation Trigger Rates, Caps, and Participation Rates, or we may need to substitute an Index. You bear the risk that we may reduce Trigger Rates, Caps, and Participation Rates, which reduces your opportunity to receive positive Performance Credits.
On the Issue Date, we establish for each Index Option whether we can make the Index Option temporarily unavailable on the Index Effective Date or an Index Anniversary (or both) and, if so, when. Similarly, for any new Index Option we add to your Contract after the Issue Date, we establish whether we can make the new Index Option temporarily unavailable on an Index Anniversary and, if so, when. Once we establish this rule for a given Index Option, we cannot change it. With notice we may make Index Options in Group B temporarily unavailable for a year or more on the Index Effective Date or an Index Anniversary (or both), and Index Options in Group C temporarily unavailable for a year or more on an Index Anniversary occurring on or after the sixth Index Anniversary. We can also make all Index Options temporarily unavailable for Early Reallocation at any time. We can make Index Options temporarily unavailable if, due to yield on investments or the availability or cost of hedging, we are unable to support the minimum Trigger Rate or Cap. We cannot make an Index Option temporarily unavailable during a Term, or for any other reason. We cannot make Group A Index Options temporarily unavailable on the Index Effective or an Index Anniversary.
Temporary unavailability of an Index Option may:
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last for more than one Index Year,
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reoccur periodically during the time you own your Contract,
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result in all Index Options within Group B or Group C being unavailable, and
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result in the Early Reallocation feature being unavailable for one or more Index Options.
Once we make an Index Option temporarily unavailable, it may continue to be unavailable so long as we are unable to support its minimum Trigger Rate or Cap. However, we cannot make an Index Option permanently unavailable after we issue your Contract, and a temporarily unavailable Index Option will become available once we can support its minimum Trigger Rate or Cap. Although we cannot make an Index Option permanently unavailable or remove it from your Contract after the Issue Date, we can substitute an Index as discussed under “Substitution of an Index” in this section. You bear the risk that the Group B and/or Group C Index Options may be periodically unavailable, possibly for an extended period of time, which reduces your opportunity to receive positive Performance Credits, and may also increase your risk of loss because the increased protection provided by the 20% and 30% Buffers is not available. You also bear the risk that there may be times when Early Reallocation is temporarily unavailable to you, possibly for an extended period of time, which reduces your opportunity to take advantage of any increases to Early Reallocation rates, or any advantageous changes to Index values that may become available at the optimal time. This may limit your return potential.
Risks Associated with Investment in Derivative Hedging Instruments
The Index Options are supported by bonds and other fixed income securities which are also used to support the Contract guarantees, cash, and derivative hedging instruments used to hedge the movements of the applicable Index.
At Contract issue, we invest a substantial majority of the initial Contract Value allocated to the Index Options in fixed income securities, with most of the remainder invested in derivative hedging instruments. The derivative hedging instruments are purchased to track and hedge Index movements and support our obligations with regard to the Index Options. The derivative hedging instruments we purchase include put options, call options, futures, swaps, and other derivatives.

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

We move assets in the unregistered separate account between a book value subaccount and a market value subaccount during the Index Year based on Index performance. We typically transfer assets between the subaccounts if there is a 10% incremental change in year-to-date Index performance. This starts when the decrease in the market exceeds the applicable Buffer. We monitor year-to-date Index performance daily and change allocations daily if needed.
The derivative hedging instruments are investments of our unregistered separate account. Neither you nor others are investors in such securities. For information regarding our unregistered separate account, including the investment of assets in hedging instruments, please see Section 12, Other Information – Our Unregistered Separate Account.
We currently limit our purchase of derivative hedging instruments to liquid securities. However, like many types of derivative hedging instruments, these securities may be volatile and their price may vary substantially. In addition, because we pay Performance Credits regardless of the performance of derivative hedging instruments we purchase, we may incur losses on hedging mismatches or errors in hedging. We may incur additional costs if the costs of our hedging program increase due to market conditions or other factors. Our overall experience with hedging securities may affect renewal and Early Reallocation Trigger Rates, Caps, and Participation Rates for existing Contracts.
Risks of Deducting Financial Adviser Fees from the Contract
If you have an investment adviser and want to pay their financial adviser fees from this Contract, you can instruct us to withdraw the fee from your Contract and pay it to your adviser. Once authorized by you, the investment adviser requests each fee payment by submitting a letter of instruction that includes the fee amount. The deduction of financial adviser fees is in addition to this Contract’s fees and expenses, and the deduction is treated the same as any other withdrawal under the Contract. As such, withdrawals to pay financial advisers fees may be subject to a Daily Adjustment (that could be negative), are subject to withdrawal charges, will reduce the Contract Value dollar for dollar and Guaranteed Death Benefit Value proportionately (perhaps significantly and by more than the amount withdrawn), are subject to income taxes (and may also be subject to a 10% additional federal tax for amounts withdrawn before age 59 1∕2). Please consult with your Financial Professional before requesting us to pay financial adviser fees from this Contract rather than from other assets you may have.
Risks Associated with Our Financial Strength and Claims-Paying Ability
We make Annuity Payments, pay death benefits, and apply Performance Credits from our general account. Our general account assets are subject to claims by our creditors, and any payment we make from our general account is subject to our financial strength and claims-paying ability.
The assets in our unregistered separate account, Separate Account IANY are also subject to claims by our creditors. You can obtain information on our financial condition by reviewing our financial statements in this prospectus. For more information see section 12, Other Information – Our Unregistered Separate Account.
Regulatory Protections
Allianz Life of New York is not an investment company and therefore we are not registered as an investment company under the Investment Company Act of 1940, as amended, and the protections provided by this Act are not applicable to the guarantees we provide. The Separate Account is, however, registered as an investment company. Any allocations you make to an Index Option are not part of the Separate Account. Allianz Life of New York is not an investment adviser and so is not subject to the Investment Advisers Act of 1940, and does not provide investment advice to you in connection with your Contract.
Your Contract is registered in accordance with the Securities Act of 1933 and the offering of the Contract must be conducted in accordance with the requirements of this Act. In addition, the offer and sale of the Contract is subject to the provisions of the Securities Exchange Act of 1934.
The Contract is filed with and approved by New York. State insurance laws provide a variety of regulatory protections.

1. The Contract
An annuity is a contract between you as the Owner, and an insurance company (in this case Allianz Life of New York), where you make payments to us and we invest that money in the Allocation Options you select. Depending on market conditions, your Contract may gain or lose value based on the returns of your selected Allocation Options. When you are ready to take money out, we make payments to you according to your instructions and any restrictions associated with the

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

payment option you select that is described in this prospectus. Other than to add benefits that are beneficial to you, we do not make any changes to your Contract without your permission except as may be required by law.
The Contract has an Accumulation Phase and an Annuity Phase.
The Accumulation Phase is the first phase of your Contract, and it begins on the Issue Date. During the Accumulation Phase, we invest your money in the Allocation Options you select on a tax-deferred basis. Tax deferral may not be available for certain non-individually owned contracts. Tax deferral means you are not taxed on any earnings or appreciation on the assets in your Contract until you take money out of your Contract. (For more information, see section 11, Taxes.)
During the Accumulation Phase, you can take withdrawals (subject to any withdrawal charge) and you can make additional Purchase Payments subject to the restrictions set out in section 3, Purchase Requirements.
When the Accumulation Phase Ends
The Accumulation Phase ends upon the earliest of the following.
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The Business Day before the Annuity Date.
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The Business Day we process your request for a full withdrawal.
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Upon the death of any Owner (or the Annuitant if the Owner is a non-individual), the Business Day we first receive a Valid Claim from any one Beneficiary, unless the surviving spouse/Beneficiary continues the Contract. If there are multiple Beneficiaries, the remaining Contract Value continues to fluctuate with the performance of the Allocation Options until the complete distribution of the death benefit. A Valid Claim is the documents we require to be received in Good Order at our Service Center before we pay any death claim.
If you request Annuity Payments, the Accumulation Phase of your Contract ends and you enter the Annuity Phase. During the Annuity Phase, we make regular fixed periodic Annuity Payments based on the life of the Annuitant(s), or life and term certain. We send Annuity Payments to the Payee (the person or entity who receives Annuity Payments during the Annuity Phase). You can choose when Annuity Payments begin, subject to certain restrictions. We base Annuity Payments on your Contract Value and the payout rates for the Annuity Option you select. Your Annuity Payments do not change unless an Annuitant dies. The Annuity Phase ends when we make the last Annuity Payment under your selected Annuity Option. For more information, see section 8, The Annuity Phase.
Financial Adviser Fees
If you have a financial adviser and want to take a withdrawal from this Contract to pay your financial adviser fee, you can submit a written request to our Service Center by completing our third party money management customer authorization of transfer form and fee redemption authorization form. If we approve your request, we withdraw the requested fees and pay them to your Financial Professional or Financial Professional’s firm as instructed. The fee redemption authorization is an agreement between you and your Financial Professional and/or the Financial Professional's firm. The agreement authorizes us to deduct financial adviser fees from the Contract and send them to the Financial Professional or the Financial Professional's firm upon written request. You can terminate this agreement at any time by providing us written notice. We retain the right to request an updated fee redemption authorization form at any time.
Once authorized by you, the Financial Professional or Financial Professional’s firm requests each fee payment by submitting a letter of instruction that includes the fee amount. We treat this fee payment as a withdrawal which means it is subject to a withdrawal charge, income taxes, and may also be subject to a 10% additional federal tax for amounts withdrawn before age 59 1∕2. The amount of Contract Value available for withdrawal may also be affected by the Daily Adjustment (which can be negative). We deduct financial adviser fees (including any withdrawal charge) proportionately from each Allocation Option. This withdrawal reduces the Contract Value and the amount available under the free withdrawal privilege by the dollar amount withdrawn. It may also reduce your Contract's Guaranteed Death Benefit Value proportionately by the percentage of Contract Value withdrawn, which may reduce this value by more than the amount withdrawn and these reductions could be significant.
If this is a Non-Qualified Contract, a withdrawal will be a taxable withdrawal to the extent that gain exists within the Contract. Financial adviser fees paid from any type of IRA Contract (including IRA, Roth IRA, SEP IRA, Inherited IRA and Inherited Roth IRA) will not be treated as a taxable withdrawal as long as the annuity contract is solely liable for the payment of the financial adviser fee. You should consult a tax adviser regarding the tax treatment of financial adviser fee payments. Please consult with your Financial Professional before requesting us to pay financial adviser fees from this Contract rather than from other assets you may have.

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

Your financial adviser acts on your behalf, not ours. We are not party to any agreement between you and your financial adviser, nor are we responsible for your financial adviser’s actions. We do not verify that withdrawals for financial adviser fees align with the terms of your agreement with your financial adviser, but we verify that payments are made in accordance with the fee redemption authorization agreement you submit to us. We do not set your financial adviser fee or receive any part of it. Any withdrawals for financial adviser fees you pay is in addition to this Contract’s fees and expenses.
We pay sales commissions to the selling firms and their Financial Professionals. The maximum commission payable to the selling firms for Contract sales is expected to not exceed 7% of Purchase Payments. Sometimes, we enter into an agreement with a selling firm to pay commissions as a combination of a certain amount of the commission at the time of sale and a trail commission which, when totaled, could exceed 7% of Purchase Payments. Financial Professionals and their managers may also be eligible for various benefits such as production incentive bonuses, insurance benefits, and non-cash compensation items that we may provide jointly with our principal underwriter, Allianz Life Financial Services, LLC. You should ask your financial adviser about compensation they receive for this Contract. Allianz Life of New York is not an investment adviser, and does not provide investment advice in connection with sales of the Contract. We are not a fiduciary to you, and do not make recommendations or assess suitability.
You can submit a written request to our Service Center on a form satisfactory to us to allow your financial adviser to make Allocation Option transfers and allocation changes on your behalf. However, we reserve the right to review a financial adviser’s trading history before allowing him or her to make transfers. If, in our sole discretion, we believe the financial adviser’s trading history indicates excessive trading, we can deny your request. If we approve it, your financial adviser is subject to the same trading restrictions that apply to Owners. We can deny or revoke trading authority in our sole discretion.
Financial Adviser Fee Deduction Example
These calculations show the effects of withdrawing financial adviser fees on the Contract Value and available Guaranteed Death Benefit Value. These withdrawals (including any withdrawal charges) immediately reduce the Contract Value on a dollar for dollar basis, and reduce the Traditional Death Benefit’s Guaranteed Death Benefit Value by the percentage of Contract Value withdrawn.
The example assumes a withdrawal of $5,000 once per year on days that are not Term End Dates to pay financial adviser fees starting when the Contract Value is $100,000, and the Guaranteed Death Benefit Value under the Traditional Death Benefit is $90,000. The first withdrawal assumes that there is no amount remaining under the free withdrawal privilege for that year, so that withdrawal is subject to an 8% withdrawal charge. Subsequent withdrawals are all taken under the free

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

withdrawal privilege. All fractional numbers in these examples have been rounded up to the next whole number. All Contract Value figures reflect the Daily Adjustment.
Financial Adviser Fee Withdrawal	Contract Value	Traditional Death Benefit’s Guaranteed Death Benefit
Prior to 1st years withdrawal	$ 100,000	$ 90,000
$5,000 withdrawal (subject to an
8% withdrawal charge)	– [($5,000 ÷ (1 – 8%)]
Amount withdrawn	– $5,435	– [($5,435 ÷ 100,000) x 90,000]
= - $4,891
After 1st years withdrawal	$ 94,565	$ 85,109

Prior to 2nd years withdrawal	$ 97,000	$ 85,109
$5,000 withdrawal (not subject to a
withdrawal charge)	– $5,000	– [($5,000 ÷ 97,000) x 85,109]
= - $4,387
After 2nd years withdrawal	$ 92,000	$ 80,722

Prior to 3rd years withdrawal	$ 80,000	$ 80,722
$5,000 withdrawal (not subject to a
withdrawal charge)	– $5,000	– [($5,000 ÷ 80,000) x 80,722]
= - $5,045
After 3rd years withdrawal	$ 75,000	$ 75,677
The death benefit is the greater of the Contract Value, or the Guaranteed Death Benefit Value, so the death benefit would be:
●
$94,565 Contract Value after the first adviser fee deduction.
●
$92,000 Contract Value after the second adviser fee deduction.
●
$75,677 Guaranteed Death Benefit Value after the third adviser fee deduction.
When the Contract Ends
The Contract ends when:
●
all applicable phases of the Contract (Accumulation Phase and/or Annuity Phase) have ended, and/or
●
if we received a Valid Claim, all applicable death benefit payments have been made.
For example, if you take a full withdrawal of the total Cash Value, both the Accumulation Phase and the Contract end even though the Annuity Phase never began and we did not make any death benefit payments.

2. Ownership, Annuitant, Determining Life, Beneficiary, and Payee
Owner
The Owner designated at Contract issue has all the rights under the Contract. The Owner may be an individual, or a non-individual (such as a trust or other entity acting as an agent for a natural person). Qualified Contracts and non-individually owned Contracts can only have one Owner. A Qualified Contract is purchased under a pension or retirement plan that qualifies for special tax treatment under sections of the Code.
Joint Owner
A Non-Qualified Contract can be owned by up to two individual Owners (Joint Owners). Joint Owners must be spouses within the meaning of federal tax law. We generally require the signature of both Joint Owners on any forms that are submitted to our Service Center.

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

Annuitant
The Annuitant is the individual on whose life we base Annuity Payments. Subject to our approval, you designate an Annuitant when you purchase a Contract. For Qualified Contracts, before the Annuity Date, the Owner must be the Annuitant unless the Contract is owned by a qualified plan or is part of a custodial arrangement. You can change the Annuitant on an individually owned Non-Qualified Contract at any time before the Annuity Date. You cannot change the Annuitant if the Owner is a non-individual. You can add a joint Annuitant on the Annuity Date. For Qualified Contracts, the ability to add a joint Annuitant is subject to any plan requirements associated with the Contract. For individually owned Contracts, if the Annuitant who is not an Owner dies before the Annuity Date, the sole Owner (or younger Joint Owner) automatically becomes the new Annuitant, but the Owner can subsequently name another Annuitant.
Designating different persons as Owner(s) and Annuitant(s) can have important impacts on whether a death benefit is paid, and on who receives it as indicated below. For more examples, please see the Appendix A to the Form N-4 SAI. Use care when designating Owners and Annuitants, and consult your Financial Professional if you have questions.
UPON THE DEATH OF A SOLE OWNER
Action if the Contract is in the Accumulation Phase	Action if the Contract is in the Annuity Phase
• If this is an Inherited IRA Contract, the Beneficiary can either:
– continue to receive RMD payments based on the
remaining life expectancy of the deceased Inherited IRA
Owner and the Contract Value as of the Business Day we
receive a Valid Claim, until ten years after the Inherited
IRA Owner’s death at which time we make a lump sum
payment, or
– receive a lump sum payment of the Contract Value as of
the Business Day we receive a Valid Claim.
• For all other Contracts, we pay a death benefit to the
Beneficiary unless the Beneficiary is the surviving spouse and continues the Contract.
• If the deceased Owner was a Determining Life and the
surviving spouse Beneficiary continues the Contract:
– we increase the Contract Value to equal the Guaranteed
Death Benefit Value if greater and available, and the
death benefit ends,
– the surviving spouse becomes the new Owner,
– the Accumulation Phase continues, and
– upon the surviving spouse’s death, his or her
Beneficiary(ies) receives the Contract Value.
• If the deceased Owner was not a Determining Life, the
Traditional Death Benefit is not available and the
Beneficiary(ies) receives the Contract Value.

• The Beneficiary becomes the Payee. If we are still required to make Annuity Payments under the selected Annuity Option, the
Beneficiary also becomes the new Owner.
• If the deceased was not an Annuitant, Annuity Payments to the
Payee continue. No death benefit is payable.
• If the deceased was the only surviving Annuitant, Annuity
Payments end or continue as follows.
– Annuity Option A or C, payments end when the
guaranteed period ends.
– Annuity Option B, F, or G, payments end.
– For more information on the Annuity Options, please see
section 8.
• If the deceased was an Annuitant and there is a surviving joint
Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant. No death benefit is payable.
• For a Qualified Contract, the Annuity Payments must end ten years after the Owner’s death.

Determining Life (Lives)
The Determining Life (Lives) are the individuals on whose life we base the Guaranteed Death Benefit Value provided by the Traditional Death Benefit. We establish the Determining Life (Lives) at Contract issue. For an individually owned Contract, the Determining Life (Lives) are the Owner(s). For a non-individually owned Contract, the Determining Life is the Annuitant. After the Issue Date, the Determining Life (Lives) only change if:
●
you remove a Joint Owner due to divorce, then we also remove that person as a Determining Life, or
●
you establish a jointly owned Non-Qualified Contract and change ownership to a Trust, then we remove the prior Owner who is not the Annuitant as a Determining Life.
Beneficiary
The Beneficiary is the person(s) or entity you designate to receive any death benefit. You can change the Beneficiary or contingent Beneficiary at any time before your death unless you name an irrevocable Beneficiary. If a Beneficiary dies before you, or you and a Beneficiary die simultaneously, that Beneficiary’s interest in this Contract ends unless your

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

Beneficiary designation specifies otherwise. You and a Beneficiary are deemed to have died simultaneously if it is not established by clear and convincing evidence that either you or the Beneficiary survived the other by 120 hours. If there are no surviving Beneficiaries or if there is no named Beneficiary, we pay the death benefit to your estate or the Owner if the Owner is a non-individual.
FOR JOINTLY OWNED CONTRACTS: The sole primary Beneficiary is the surviving Joint Owner regardless of any other named primary Beneficiaries. If both Joint Owners die simultaneously, we pay the death benefit to the named surviving primary Beneficiaries. If there are no named surviving primary Beneficiaries, we pay the death benefit to the named surviving contingent Beneficiaries, or equally to the estate of the Joint Owners if there are no named surviving contingent Beneficiaries.

Payee
The Payee is the person or entity who receives Annuity Payments during the Annuity Phase. The Owner receives tax reporting on those payments. Generally, we require the Payee to be an Owner. However, you can name a charitable trust, financial institution, qualified plan, or an individual specified in a court order as a Payee. For Qualified Contracts owned by a qualified plan, the qualified plan must be the Payee.
Assignments, Changes of Ownership and Other Transfers of Contract Rights
You can assign your rights under this Contract to someone else during the Accumulation Phase. An assignment may be absolute or limited, and includes changes of ownership, collateral assignments, or any other transfer of specific Contract rights. After an assignment, you may need the consent of the assignee of record to exercise certain Contract rights depending on the type of assignment and the rights assigned.
You must submit your request to assign the Contract in writing to our Service Center. Upon receipt of your request in Good Order, we record the assignment. We are not responsible for the validity or effect of the assignment. We are not liable for any actions we take or payments we make before we receive your request in Good Order and record it. Assigning the Contract does not change, revoke or replace the originally named Annuitant or Beneficiary; if you also want to change the Annuitant or Beneficiary, you must make a separate request.
● An assignment may be a taxable event. In addition, there are other restrictions on changing the ownership of a
Qualified Contract and Qualified Contracts generally cannot be assigned absolutely or on a limited basis. You should consult with your tax adviser before assigning this Contract.

● An assignment will only change the Determining Life (Lives) if it involves removing a Joint Owner due to divorce, or replacing Joint Owners with a Trust.

3. Purchasing the Contract
Purchase Requirements
To purchase this Contract, on the Issue Date, all Owners and the Annuitant must be age 85 or younger.
The Purchase Payment requirements for this Contract are as follows.
●
The minimum initial Purchase Payment due on the Issue Date is $10,000.
●
We restrict additional Purchase Payments. Each Index Year during the Accumulation Phase, you cannot add more than your initial amount without our prior approval. Your initial amount is the total of all Purchase Payments received before the first Quarterly Contract Anniversary of the first Contract Year. We allow you to add up to the initial amount in the remainder of the first Index Year. The minimum additional Purchase Payment we will accept is $50.
●
We do not accept additional Purchase Payments on or after the Annuity Date.
●
If this is an Inherited IRA or Inherited Roth IRA Contract, the death benefit proceeds of the previous tax-qualified investment were directly transferred into this Contract, and we do not accept additional Purchase Payments (see section 11, Taxes – Qualified Contracts – Inherited IRA).
●
The maximum total Purchase Payments we accept is $10 million.
We may, at our sole discretion, waive the minimum Purchase Payment requirements.

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

Once we receive your initial Purchase Payment and all necessary information in Good Order at our Service Center, we issue the Contract within two Business Days and allocate your payment to your selected Allocation Options. If the Issue Date is the same as the Index Effective Date, we apply any part of your initial Purchase Payment you allocate to the Index Options directly to the Index Options. If the Issue Date is not the Index Effective Date, we hold any part of your initial Purchase Payment you allocate to the Index Options in the Variable Option before we transfer it to your selected Index Options. If you do not give us all of the information we need, we contact you or your Financial Professional. If for some reason we are unable to complete this process within five Business Days, we either send back your Purchase Payment or get your permission to keep it until we get all of the necessary information. If you make additional Purchase Payments, we add this money to your Contract on the Business Day we receive it in Good Order.
If you submit a Purchase Payment and/or application to your Financial Professional, we do not begin processing the payment and/or application until we receive it.
We can only decline a Purchase Payment if it is less than $50, would cause total Purchase Payments to be more than $10 million, or if we receive it on or after the Annuity Date. If mandated under applicable law, we may be required to reject a Purchase Payment.
Applications Sent Electronically
We accept manually signed applications that are in Good Order and are sent by fax, or email, or uploaded to our website. It is important to verify receipt of any faxed application, or to receive a confirmation number when using email or the web. We are not liable for applications that we do not receive. A manually signed application sent by fax, email or over the web is considered the same as an application delivered by mail. Our electronic systems (fax, email or website) may not always be available; any electronic system can experience outages or slowdowns which may delay application processing. Although we have taken precautions to help our system handle heavy use, we cannot promise complete reliability. If you experience problems, please submit your written application by mail to our Service Center. We reserve the right to discontinue or modify our electronic application policy at any time and for any reason.
Allocation of Purchase Payments and Contract Value Transfers
We do not accept additional Purchase Payments if you have an Inherited IRA, or Inherited Roth IRA Contract.
The allocation instructions you provide on your application automatically become your default allocation instructions. We use these allocation instructions for all Purchase Payments we receive unless you change them. Any change to allocation instructions will replace any existing allocation instructions and will be used as the basis for transfers between and among the Index Options and Variable Option.
We only allow Purchase Payments to move into the Index Options on the Index Effective Date and on subsequent Index Anniversaries. As a result, we hold Purchase Payments in the Variable Option when we receive them on days other than the Index Effective Date or Index Anniversaries. We then transfer them to the Index Options on the next Index Anniversary according to your allocation instructions. However, for Purchase Payments held in the Variable Option, you can make an Early Allocation request, which will result in a transfer from the Variable Option to the applicable Index Option(s) before the next Index Anniversary.
We apply any Purchase Payments allocated to the Index Options we receive on the Index Effective Date or on an Index Anniversary directly to the Index Options (if available) on that day; these Purchase Payments are generally not held in the Variable Option. However, if your allocation instructions include any Index Options that are temporarily unavailable on the Index Effective Date or an Index Anniversary, we will transfer the assets destined for the temporarily unavailable Index Options to the Variable Option and those assets will remain there until either, (1) we receive a change to allocation instructions that results in a transfer of these assets to available Index Option(s), or (2) you execute an Early Reallocation. To avoid having Index Option Value transferred to the Variable Option when an Index Option becomes temporarily unavailable, you must change your allocation instructions to transfer this Index Option Value to another available Index Option. We must receive this change before the end of the Business Day on the Term Start Date (or the next Business Day if the Term Start Date is a non-Business Day).
We only allow Variable Account Value transfers into Index Options on an Index Anniversary, unless you execute an Early Reallocation. You can choose to transfer assets allocated to and/or otherwise held in the Variable Option due to:
●
Purchase Payments you allocated to the Index Options,
●
a Contract Value increase to equal the Guaranteed Death Benefit Value due to the death of a Determining Life, or
●
an Index Option becoming temporarily unavailable.

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

We typically only allow  Index Option Value transfers between Index Options, or into the Variable Option, on Term End Dates. However, you can transfer between Index Options before the Term End Date by executing a Performance Lock and an Early Reallocation. For multi-year Term Index Options you can also transfer between Index Options before the Term End Date by executing a Performance Lock before the last year of the Term. We do not allow assets to move into an established Index Option until the Term End Date. If you request to transfer into an established Index Option on an Index Anniversary that is not a Term End Date, we will transfer those assets into the same Index Option (if available) with a new Term Start Date.
You select the Index Effective Date when you purchase your Contract. It can be any Business Day up to and including the first Quarterly Contract Anniversary, but it cannot be the 29th, 30th or 31st of a month.
On your application if you select…	Your Index Effective Date will be either…
the earliest Index Effective Date	• your Issue Date, or • the first Business Day of the next month if the Issue Date is the 29th, 30th, or 31st of a month the deferred Index Effective Date
• your first Quarterly Contract Anniversary, or
• the next Business Day if the first Quarterly Contract Anniversary occurs on a non-Business
Day, or the first Business Day of the next month if the first Quarterly Contract Anniversary is the 29th, 30th, or 31st of a month

You should be aware that, generally, initial Trigger Rates, Caps, and Participation Rates could change every seven calendar days. However, these rates are guaranteed to be available during the period stated on our website at www.allianzlife.com/RILANYrates and cannot be superseded until that period ends. If you select an Index Effective Date that is within the guaranteed period for the initial rates that are available for review on the date you signed your application, you will receive the initial rates that were available on the date you signed your application. However, if you select an Index Effective Date that is after this guaranteed period, you are subject to the risk that initial Trigger Rates, Caps, and Participation Rates may change and be less advantageous to you. Furthermore, if your Index Effective Date is after the end of the free look period and you cancel your Contract, you will receive the Cash Value. On or before the Index Effective Date, the Daily Adjustment does not apply. You may review future rates at least seven calendar days before their effectiveness at www.allianzlife.com/RILANYrates. You (or your Financial Professional, if authorized) can change your Index Effective Date at any time before it occurs to be an earlier or later date by submitting a request. However, your new Index Effective Date cannot be later than the deferred Index Effective Date listed above. We must receive your request in Good Order at our Service Center before the end of the Business Day on which you want the Index Effective Date to occur. Once your Index Effective Date occurs, all Index Options for your Contract will have the same Index Anniversary.
You can change your allocation instructions at any time without fee or penalty. These changes are effective on the Business Day we receive them in Good Order at our Service Center. We accept changes to allocation instructions from any Owner unless you instruct otherwise. We may allow you to authorize someone else to change these allocation instructions on your behalf. However, we must receive allocation instruction changes (which will transfer your Index Option Values) in Good Order at our Service Center before the end of the Business Day on the Term End Date (or the next Business Day if the Term End Date is a non-Business Day). Changes to your allocation instructions will transfer existing Variable Account Value and Index Option Values on the Term End Date.
We notify you at least 30 days in advance of each Index Anniversary as a reminder that on the upcoming anniversary you may transfer Variable Account Value to the Index Options, or you may transfer Index Option Value between Index Options or to the Variable Option. In order to make a transfer between Allocation Options, you must provide us with allocation instruction changes in Good Order. For more information, see the “Electronic Allocation Instructions” discussion next in this section. On each Term End Date, if we have not received allocation instruction changes from you, all assets invested continue to be invested in the same Index Options with new Term Start Dates (if available) at the renewal Trigger Rates, Caps, and Participation Rates.
We can add new Crediting Methods, Terms, and Indexes to your Contract in the future, and you can allocate Purchase Payments or transfer Contract Value to them on the Term Start Date after we make them available to you. Once we add a Crediting Method to your Contract we cannot remove it, or change how it calculates Performance Credits. Any new Index Option we add to your Contract after issue will indicate whether it can be made temporarily unavailable and, if so, when. If we add a new Index Option to your Contract, we cannot change its Buffer after it is established. For a new Index Option,

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

the minimum Buffer is 5%. However, we can change the renewal and Early Reallocation Trigger Rates, Caps, and Participation Rates associated with any Index Option on each Term Start Date subject to the guaranteed minimums.
With notice we may make Index Options temporarily unavailable if we are unable to support the minimum Trigger Rate or Cap on that Index Option. If we make an Index Option temporarily unavailable, we do not change your allocation instructions. We will transfer any assets held in or destined for a temporarily unavailable Index Option to the Variable Option if you do not change your allocation instructions to transfer to another available Index Option before the end of the Business Day on the Term Start Date (or the next Business Day if the Term Start Date is a non-Business Day). These assets will remain there until either, (1) we receive a change to allocation instructions that results in a transfer of these assets to available Index Option(s), or (2) you execute an Early Reallocation. If you transfer these assets to an available Index Option, they will not be eligible to receive a Performance Credit until at least the second Index Anniversary after an Index Option becomes temporarily unavailable.
● In order to apply Purchase Payments we receive after the Index Effective Date to your selected Index Option(s) on the next Index Anniversary, we must receive them before the end of the Business Day on the Index Anniversary (or
before the end of the prior Business Day if the anniversary is a non-Business Day).

● The Variable Option is subject to Contract fees and expenses (e.g. M&E charge, contract maintenance charge) and market risk. Assets you allocate to it may lose value, including any Purchase Payments or other assets we hold in the Variable Option before transferring them to your selected Index Options.

Electronic Allocation Instructions
We use reasonable procedures to confirm that electronic allocation instructions given to us are genuine. If we do not use such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We record telephone instructions and log all fax, email and website instructions. We reserve the right to deny any allocation instruction change, and to discontinue or modify our electronic instruction privileges at any time for any reason.
Please note that telephone, fax, email and/or the website may not always be available. Any electronic system, whether it is ours, yours, your service provider’s, or your Financial Professional’s, can experience outages or slowdowns for a variety of reasons, which may delay or prevent our processing of your allocation instruction change. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability. If you are experiencing problems, you should submit your instructions in writing to our Service Center.
By authorizing electronic instructions, you authorize us to accept and act upon these instructions for your Contract. There are risks associated with electronic communications that do not occur with a written request. Anyone authorizing or making such requests bears those risks. You should protect your website password, because the website is available to anyone with your password; we cannot verify that the person providing instructions on the website is you, or is authorized by you.
Free Look/Right to Examine Period
If you change your mind about owning the Contract, you can cancel it within ten days after receiving it. We return your Contract Value as of the Business Day we receive your cancellation request in Good Order. This may be more or less than your initial Purchase Payment. If your cancellation request occurs after the Index Effective Date, your Contract Value will include the Daily Adjustment, which may be negative, for amounts allocated to the Index Options. If you have an IRA Contract, we refund your Purchase Payments less withdrawals, or Contract Value, if greater. For IRA Contracts, we reserve the right to hold your initial Purchase Payment in the Variable Option until the free look period ends, and then re-allocate your money, less fees and expenses, according to your allocation instructions. If we exercise this right, the Contract Value we use to determine your refund amount on a cancellation request will not include the Daily Adjustment as the Index Effective Date will not yet have occurred. We do not assess a withdrawal charge or deduct any Contract fees or expenses other than the M&E charge if you cancel your Contract during the free look period. If you take a withdrawal (including financial adviser fees that you choose to have us pay from this Contract) that is subject to a withdrawal charge and then cancel your Contract during the free look period, we will refund any previously deducted withdrawal charge upon cancellation. In the Contract, the free look provision is also called the right to examine.

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

4. Valuing Your Contract
Your Contract Value is the total of the Variable Account Value and all Index Option Values.
Variable Account Value increases when….	Variable Account Value decreases when….
• you add assets to the Variable Option by Purchase Payment
or make allocation instruction changes that transfer Index
Option Value,
• we hold assets in the Variable Option on an interim basis due to Purchase Payments destined for the Index Option(s), a
Contract Value increase associated with the death of a
Determining Life, or an Index Option becoming temporarily
unavailable, or
• there is positive Fund performance

• you take assets out of the Variable Option by
withdrawal (including any financial adviser fees that you
choose to have us pay from this Contract), make allocation
instruction changes that transfer Variable Account Value, or request an Early Reallocation out of the Variable Option,
• we transfer assets held in the Variable Option on an interim basis that are destined for the Index Option(s) according to allocation instructions,
• there is negative Fund performance, or
• we deduct Contract fees and expenses

Contract fees and expenses we deduct from the Variable Option include the M&E charge, contract maintenance charge, and withdrawal charge as described in section 6, Expenses. Financial adviser fees that you choose to have us pay from this
Contract are described in section 1, The Contract.

The Variable Option does not provide any protection against loss of principal. You can lose principal and previous earnings on amounts allocated to, or held in, the Variable Option. These losses can be significant.
Index Option Values increase when….	Index Option Values decrease when….
• you add assets to an Index Option by Purchase Payment,
make allocation instruction changes that transfer Contract
Value, or request an Early Reallocation into the Index Option,
• we transfer assets held in the Variable Option on an interim basis that are destined for the Index Option according to
allocation instructions, or
• you receive a positive Performance Credit or Daily Adjustment

• you take assets out of an Index Option by
withdrawal (including any financial adviser fees that you
choose to have us pay from this Contract), make allocation
instruction changes that transfer Contract Value, or request an
Early Reallocation out of the Index Option,
• we transfer assets out of the Index Option on a Term Start
Date because the Index Option became temporarily
unavailable,
• you receive a negative Performance Credit or Daily
Adjustment, or
• we deduct Contract fees and expenses

Contract fees and expenses we deduct from the Index Options include the contract maintenance charge, and withdrawal charge as described in section 6, Expenses. Financial adviser fees that you choose to have us pay from this Contract are described in section 1, The Contract.

We apply transfers of Contract Value and Purchase Payments to the Index Options on the Index Effective Date and Index Anniversaries. We apply Performance Credits to the Index Options on the Term End Dates. Contract expenses are deducted at different times during the Index Year as stated in section 6, Expenses. We pay financial adviser fees to your Financial Professional or the Financial Professional's firm upon written request as stated in section 1, The Contract. The Daily Adjustment applies on any Business Day other than the Term Start Date or the Term End Date.
Performance Credits are subject to the applicable Buffer, Trigger Rate, Cap, and/or Participation Rate. Positive Performance Credits are not guaranteed. Performance Credits can be negative after application of the 10%, 20%, or 30% Buffer. A negative Performance Credit means that you can lose principal and previous earnings. These losses can be significant.
We require that the Contract Value after a partial withdrawal must be at least $2,000.* We treat a partial withdrawal that reduces the Contract Value below this minimum as a full withdrawal, unless you submitted a Purchase Payment in the last three years.
*
Does not apply to RMD payments under our minimum distribution program.

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

Determining Variable Account Value
The Separate Account holds Contract Value allocated to the Variable Option, including Purchase Payments held in the Variable Option before we transfer them to the Index Options. The Variable Option is a subaccount of the Separate Account, and is the only variable investment option under the Contract. The Variable Option invests exclusively in the shares of the AZL Government Money Market Fund.
We convert amounts allocated to the Variable Option into subaccount accumulation units. The daily value of a unit in the Variable Option (accumulation unit value) is based, in part, on the daily net asset value of the Fund. The Fund's net asset value reflects the performance of the Fund's portfolio and the deduction of the Fund's operating expenses. The accumulation unit value also reflects the deduction of certain charges under the Contract, as described below. The accumulation unit value for the Variable Option is typically determined at the end of each Business Day. Purchase Payments received by us before the end of a Business Day will be priced based on the accumulation unit value calculated at the end of that Business Day. Any such Purchase Payments received by us at or after the end of a Business Day will be priced based on the accumulation unit value calculated at the end of the next Business Day.
We calculate your Variable Account Value at the end of each Business Day by multiplying the number of accumulation units attributable to your Contract by the accumulation unit value for that Business Day.
On the Issue Date, the number of accumulation units attributable to your Contract is equal to the amount allocated to the Variable Option divided by its accumulation unit value. At the end of each Business Day, the number of subaccount accumulation units:
●
increases when:
−
you add assets to the Variable Option by Purchase Payment or allocation instruction changes that transfer Index Option Value, or
−
we hold assets in the Variable Option on an interim basis due to Purchase Payments destined for the Index Option(s), a Contract Value increase associated with the death of a Determining Life, or an Index Option becoming temporarily unavailable; and
●
decreases when:
−
you remove assets from the Variable Option by making allocation instruction changes that transfer Variable Account Value, you request an Early Reallocation out of the Variable Option, or you take a withdrawal (including any financial adviser fees that you choose to have us pay from this Contract), or
−
we transfer assets held in the Variable Option on an interim basis that are destined for the Index Option(s) according to allocation instructions, or we deduct Contract fees and expenses other than the M&E charge. The M&E charge reduces the subaccount accumulation unit value, not the number of subaccount accumulation units.
We arbitrarily set the initial accumulation unit value for the Variable Option. At the end of each Business Day, we determine the new accumulation unit value for the Variable Option by multiplying the prior Business Day’s accumulation unit value by the Fund’s percentage change in price (which is the change in net asset value) since the prior Business Day. The percentage change in price includes the Fund’s market performance and the assessed M&E charge.
Example
●
We receive at our Service Center an additional Purchase Payment of $3,000 from you before the end of the Business Day.
●
When the New York Stock Exchange closes on that Business Day, we determine that the accumulation unit value is $13.25 for the Variable Option.
●
We then divide $3,000 by $13.25 and credit your Contract that night with 226.415094 subaccount accumulation units for the Variable Option.
How the Crediting Methods Work
The Index Dual Precision Strategy provides a Performance Credit.
●
You receive a Performance Credit equal to the Trigger Rate if the Index Value on the Term End Date is:
−
equal to or greater than the Index Value on the Term Start Date, regardless of the amount of actual Index Return.
−
less than the Index Value on the Term Start Date and the loss is less than or equal to the 10% Buffer.
●
If the Index Return is negative and the loss is greater than the 10% Buffer, the negative Performance Credit is equal to the negative Index Return in excess of the 10% Buffer. You participate in any losses beyond the 10% Buffer.

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

The Index Precision Strategy provides a Performance Credit.
●
If the Index Value on the Term End Date is equal to or greater than the Index Value on the Term Start Date, regardless of the amount of actual Index Return, the Performance Credit is equal to the Trigger Rate.
●
If the Index Return is negative and the loss is:
−
less than or equal to the 10% Buffer, the Performance Credit is zero. We absorb any loss up to the 10% Buffer.
−
greater than the 10% Buffer, the negative Performance Credit is equal to the negative Index Return in excess of the 10% Buffer. You participate in any losses beyond the 10% Buffer.
The Index Performance Strategy provides a Performance Credit.
●
If the Index Return is positive, the Performance Credit is equal to:
−
the Index Return up to the Cap for a 1-year Term. If the 1-year Term is uncapped, the Performance Credit is equal to the Index Return.
−
Index Return multiplied by the Participation Rate, up to the Cap for a 3-year or 6-year Term. If the 3-year or 6-year Term is uncapped, the Performance Credit is equal to the Index Return multiplied by the Participation Rate. We apply the Participation Rate and Cap for the entire Term length; we do not apply the Participation Rate and Cap annually on a 3-year or 6-year Term.
●
If the Index Value on the Term End Date is equal to the Index Value on the Term Start Date, the Performance Credit is zero.
●
If the Index Return is negative and the loss is:
−
less than or equal to the 10%, 20%, or 30% Buffer, the Performance Credit is zero. We absorb any loss up to the 10%, 20%, or 30% Buffer. We apply the Buffer for the entire Term length; we do not apply the Buffer annually on a 3-year or 6-year Term Index Option.
−
greater than the 10%, 20%, or 30% Buffer, the negative Performance Credit is equal to the negative Index Return in excess of the 10%, 20%, or 30% Buffer. You participate in any losses beyond the 10%, 20%, or 30% Buffer.
● The Index Dual Precision Strategy, Index Precision Strategy, and Index Performance Strategy allow negative
Performance Credits. A negative Performance Credit means you can lose principal and previous earnings. The maximum potential negative Performance Credit is: -90% with a 10% Buffer, -80% with a 20% Buffer, and -70%
with a 30% Buffer.

● Because we calculate Index Returns only on a single date in time, you may experience negative or flat performance even though the Index you selected for a given Crediting Method experienced gains through some, or most, of the Term.

● If an Index Performance Strategy Index Option is “uncapped” for one Term (i.e., we do not declare a Cap for that Term) it does not mean that we will not declare a Cap for it on future Term Start Dates. On the next Term
Start Date we can declare a Cap for the next Term, or declare it to be uncapped.

Comparing Crediting Methods
The Crediting Methods have different risk and return potentials.
What is the asset protection?
Index Dual Precision Strategy
• Protection is equal to what is available with the Index Precision Strategy. Protection may be equal to or less than what is available with the Index Performance Strategy depending on the Index Option.
• Buffer absorbs 10% of loss, but you receive a negative Performance Credit for losses greater than
10%.
• Potential for large losses in any Term.
• More sensitive to large negative market movements because small negative market movements within the 10% Buffer result in a positive Performance Credit.

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

What is the asset protection?
Index Precision Strategy
• Protection is equal to what is available with the Index Dual Precision Strategy. Protection may be equal to or less than what is available with the Index Performance Strategy depending on the Index
Option.
• Buffer absorbs 10% of loss, but you receive a negative Performance Credit for losses greater than
10%.
• Potential for large losses in any Term.
• More sensitive to large negative market movements because small negative market movements are absorbed by the 10% Buffer.

Index Performance Strategy
• Index Options with a 10% Buffer provide the same protection as the Index Dual Precision Strategy and Index Precision Strategy. Index Options with a 20% or 30% Buffer have more protection than what is available with the Index Dual Precision Strategy and Index Precision Strategy.
• Buffer absorbs 10%, 20%, or 30% of loss depending on the Index Option you select, but you receive a negative Performance Credit for losses greater than the Buffer.
• Potential for large losses in any Term.
• More sensitive to large negative market movements because small or moderate negative market movements are absorbed by the Buffer.
• In extended periods of moderate to large negative market performance, 3-year and 6-year Terms may provide less protection than the 1-year Terms because, in part, the Buffer is applied over a longer period of time.

What is the growth opportunity?
Index Dual Precision Strategy
• Growth opportunity limited by the Trigger Rates.
• May perform best in periods of small negative market movements as it provides a positive
Performance Credit in these environments while other Crediting Methods do not.
• Generally less growth opportunity than the Index Precision Strategy and Index Performance Strategy.

Index Precision Strategy
• Growth opportunity limited by the Trigger Rates.
• May perform best in periods of small positive market movements.
• Generally more growth opportunity than the Index Dual Precision Strategy. However, less growth opportunity than the Index Dual Precision Strategy during periods of small negative market movements.
• Growth opportunity may be more or less than the Index Performance Strategy depending on Caps.

Index Performance Strategy
• Growth opportunity limited by the Caps and/or Participation Rates. If we do not declare a Cap for an
Index Option, there is no maximum limit on the positive Index Return for that Index Option. In addition, you can receive more than the positive Index Return if the Participation Rate applies and is greater than its 100% minimum. However, the Participation Rate cannot boost Index
Returns beyond a declared Cap.
• May perform best in a strong market.
• 1-year Term with 10% Buffer Index Options, 3-year Term with 10% or 20% Buffer Index Options, and
6-year Term with 10% or 20% Buffer Index Options have the most growth opportunity.
• Growth opportunity for the 1-year Term with 20% or 30% Buffer may be less than the Index Dual
Precision Strategy and Index Precision Strategy depending on Trigger Rates and Caps.

What can change within a Crediting Method?
Index Dual Precision Strategy
• Renewal and Early Reallocation Trigger Rates for existing Contracts can change on each Term Start
Date.
– 1-year Term has a 5% minimum Trigger Rate.
• The 10% Buffers for the currently available Index Options cannot change. However, if we add a new
Index Option to your Contract after the Issue Date, we establish the Buffer for it on the date we add the Index Option to your Contract. The minimum Buffer is 5% for a new Index Option.

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

What can change within a Crediting Method?
Index Precision Strategy
• Renewal and Early Reallocation Trigger Rates for existing Contracts can change on each Term Start
Date.
– 1-year Term has a 5% minimum Trigger Rate.
• The 10% Buffers for the currently available Index Options cannot change. However, if we add a new
Index Option to your Contract after the Issue Date, we establish the Buffer for it on the date we add the Index Option to your Contract. The minimum Buffer is 5% for a new Index Option.

Index Performance Strategy
• Renewal and Early Reallocation Caps and/or Participation Rates for existing Contracts can change on each Term Start Date.
– 1-year Term with 30% Buffer has a 3% minimum Cap.
– 1-year Term with 20% Buffer has a 4% minimum Cap.
– 1-year Term with 10% Buffer has a 5% minimum Cap.
– 3-year Term with 30% Buffer has a 9% minimum Cap, and 100% minimum Participation Rate.
– 3-year Term with 20% Buffer has a 12% minimum Cap, and 100% minimum Participation Rate.
– 3-year Term with 10% Buffer has a 15% minimum Cap, and 100% minimum Participation Rate.
– 6-year Term with 30% Buffer has a 18% minimum Cap, and 100% minimum Participation Rate.
– 6-year Term with 20% Buffer has a 24% minimum Cap, and 100% minimum Participation Rate.
– 6-year Term with 10% Buffer has a 30% minimum Cap, and 100% minimum Participation Rate.
• The 10%, 20%, and 30% Buffers for the currently available Index Options cannot change. However, if we add a new Index Option to your Contract after the Issue Date, we establish the Buffer for it on the date we add the Index Option to your Contract. The minimum Buffer is 5% for a new Index Option.

• You participate in any negative Index Return in excess of the Buffer, which reduces your Contract Value. For example, for a 10% Buffer we absorb the first -10% of Index Return and you could lose up to 90% of the Index Option
Value.

• Trigger Rates, Caps, and Participation Rates as set by us from time-to-time may vary substantially based on market conditions. However, in extreme market environments, it is possible that all Trigger Rates, Caps, and Participation
Rates will be reduced to their respective minimums of 3%, 4%, 5%, 9%, 12%, 15%, 18%, 24%, 30%, or 100% as
stated in the table above. Note that the minimum Early Reallocation Trigger Rates or Caps will be at least equal to these minimums, but could be higher as discussed later in this section.

• If your Contract is within its free look period you may be able to take advantage of any increase in initial Trigger
Rates, Caps, and/or Participation Rates by cancelling your Contract and purchasing a new Contract.

• If the initial Trigger Rates, Caps, and/or Participation Rates available on the Index Effective Date are not acceptable you have the following options.
– Cancel your Contract if you are still within the free look period. If you took a withdrawal that was subject to a withdrawal charge (including financial adviser fees that you choose to have us pay from this Contract) we will refund any previously deducted withdrawal charge upon a free look cancellation.

– Request to extend your Index Effective Date if you have not reached your first Quarterly Contract Anniversary.
– If the free look period has expired, request a full withdrawal and receive the Cash Value. This withdrawal is subject to withdrawal charges, income taxes, and may also be subject to a 10% additional federal tax for amounts withdrawn before age 59 1∕2. If this occurs on or before the Index Effective Date, the Daily Adjustment does not apply. If this occurs after the Index Effective Date, you are subject to the Daily Adjustment.

• Trigger Rates, Caps, and Participation Rates can be different from Index Option to Index Option. For example,
Caps for the Index Performance Strategy 1-year Terms can be different between the S&P 500® Index and the
Nasdaq-100® Index; and Caps for the S&P 500® Index can be different between 1-year, 3-year, and 6-year Terms on the Index Performance Strategy. Initial, renewal, and Early Reallocation rates may also be different from
Contract-to-Contract. For example, assume that on May 1, 2026 we set Caps for the Index Performance Strategy
1-year Term with 10% Buffer using the S&P 500® Index as follows:

– 13% initial rate and 12% Early Reallocation rate for new Contracts issued in 2026,
– 14% renewal rate and 14% Early Reallocation rate for existing Contracts issued in 2025, and
– 12% renewal rate and 13% Early Reallocation rate for existing Contracts issued in 2024.

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

Bar Chart Examples of Crediting Method Performance
The following hypothetical examples show conceptually how the Crediting Methods might work on the Term End Date in different market environments and assume no change in the hypothetical Trigger Rates, Caps, and/or Participation Rates. All values below are for illustrative purposes only. The examples do not reflect any Trigger Rates, Caps, and/or Participation Rates that may actually apply to a Contract. The examples do not predict or project the actual performance of the Index Advantage+ New YorkTM. Although an Index or Indexes will affect your Index Option Values, the Index Options do not directly participate in any stock or equity investment and are not a direct investment in an Index. The Index Values do not include the dividends paid on the stocks comprising an Index. An allocation to an Index Option is not a purchase of shares of any stock or index fund. These examples do not reflect any withdrawals taken before the Term End Date (including any financial adviser fees that you choose to have us pay from this Contract), or deductions we make for Contract fees and expenses.

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

Determining Index Option Values
We calculate an Index Option Value for each Index Option at the end of each Business Day. Generally, the Index Option Value is equal to the Index Option Base plus any applicable Daily Adjustment. The Daily Adjustment applies on Business Days other than the Term Start Date or the Term End Date. The Daily Adjustment can be positive or negative and is discussed later in this section.
On the first Term Start Date, both the Index Option Value and the Index Option Base for each of your selected Index Options are initially equal to the amount of:
●
any Purchase Payment received that day which you allocated to that Index Option, and
●
any Contract Value transferred into that Index Option.
At the end of each subsequent Business Day for each selected Index Option, we first either apply:
●
the Daily Adjustment if this is not the Term End Date, or
●
a Performance Credit if this is the Term End Date.

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

We calculate Performance Credits as described under “Calculating Performance Credits” in this section and apply them as follows:
●
We multiply each Index Option Base by its Performance Credit and add this amount to its Index Option Base.
●
Then we set each Index Option Value equal to its new Index Option Base.
Lastly, we increase and/or decrease each Index Option Base and Index Option Value for additional Purchase Payments, transfers, partial withdrawals you take (including financial adviser fees that you choose to have us pay from this Contract and any withdrawal charge), and deductions we make for Contract fees and expenses.
●
Additional Purchase Payments received on the Term End Date and allocated to this Index Option, and transfers of Variable Account Value or Index Option Value into this Index Option, increase these values by the dollar amount allocated or transferred.
●
Transfers out of this Index Option reduce these values by the dollar amount removed from the Index Option.
●
Partial withdrawals you take (including financial adviser fees that you choose to have us pay from this Contract and any withdrawal charge), and deductions we make for Contract fees and expenses reduce these values by the dollar amount withdrawn from the Index Option.
−
We deduct partial withdrawals you take (including financial adviser fees that you choose to have us pay from this Contract and any withdrawal charge), and deductions we make for Contract fees and expenses from the Index Options proportionately based on the percentage of Contract Value in each Index Option using values determined at the end of the Business Day before we process the withdrawal or deduct the Contract expense.
−
We then reduce each Index Option Base by the same percentage that the amount withdrawn reduced its associated Index Option Value.
Example
●
Your Contract Value is $100,000 and you selected two Index Options. The first Index Option has an Index Option Value of $75,000 and an Index Option Base of $72,000. The second Index Option has an Index Option Value of $25,000 and an Index Option Base of $22,000. You take a $10,000 partial withdrawal (including any withdrawal charge).
●
This partial withdrawal reduces your Index Option Value by the percentage of Contract Value in each Index Option (Index Option Value ÷ Contract Value).
−
For the first Index Option this percentage is 75% ($75,000 ÷ $100,000) and the $10,000 partial withdrawal reduces this value by $7,500 ($10,000 x 75%). For the second Index Option this percentage is 25% ($25,000 ÷ $100,000) and the $10,000 partial withdrawal reduces this value by $2,500 ($10,000 x 25%).
●
We then reduce each Index Option Base by the same percentage that the amount withdrawn reduced its associated Index Option Value (amount withdrawn from Index Option Value ÷ Index Option Value).
−
For the first Index Option this percentage is 10% ($7,500 ÷ $75,000) and the $10,000 partial withdrawal reduces this value by $7,200 ($72,000 x 10%). For the second Index Option this percentage is also 10% ($2,500 ÷ $25,000) and the $10,000 partial withdrawal reduces this value by $2,200 ($22,000 x 10%).
●
Deductions we make for Contract fees and expenses also reduce these values proportionately in the same way as a partial withdrawal.
	First Index Option		Second Index Option
	Index Option Value	Index Option Base	Index Option Value	Index Option Base
Prior to partial withdrawal	$ 75,000	$ 72,000	$ 25,000	$ 22,000
$10,000 partial withdrawal	– $7,500	– $7,200	– $2,500	– $2,200

After partial withdrawal	$ 67,500	$ 64,800	$ 22,500	$ 19,800

● Amounts removed from the Index Options during the Term for partial withdrawals you take (including any financial adviser fees that you choose to have us pay from this Contract) and deductions we make for Contract fees and expenses do not receive a Performance Credit on the Term End Date. However, the remaining amount in the Index Options is eligible for a Performance Credit on the Term End Date.

● You cannot specify from which Allocation Option we deduct Contract fees and expenses; we deduct Contract fees and expenses from each Allocation Option proportionately based on the percentage of Contract Value in each
Allocation Option.

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

Calculating Performance Credits
We base Performance Credits on Index Values and Index Returns. We measure Index Values on the Term Start Date and Term End Date using the Index’s price at the end of the Business Day as provided by Bloomberg or another market source if Bloomberg is not available. If the Term Start Date or Term End Date is a non-Business Day we use the next Business Day’s Index price. If you select the EURO STOXX 50®, we determine Index Returns without any exchange rate adjustment. Because we calculate Index Returns only on Term End Dates, the Index Return does not necessarily reflect the highest or lowest Index Values that occurred during the Term.
Crediting Method and Term Length	If Index Value is less than it was on the Term Start Date (i.e., Index Return is negative):	If Index Value is equal to or greater than it was on the Term Start Date (i.e., Index Return is zero or positive):
Index Dual Precision Strategy 1-year Term
Performance Credit is equal to the Trigger Rate if the
negative Index Return is less than or equal to the
10% Buffer. However, if the negative Index Return is
greater than the 10% Buffer you receive a
Performance Credit equal to the negative Index
Return in excess of the 10% Buffer.
If the Index Return is…
• -8%, the Performance Credit is equal to the Trigger
Rate set on the Term Start Date.
• -12%, the Performance Credit is -2%.
Performance Credit is equal to the Trigger Rate set on the Term Start Date.
Index Precision Strategy 1-year Term	Performance Credit is equal to the negative Index Return in excess of the 10% Buffer. If the Index Return is… • -8%, the Performance Credit is zero. • -12%, the Performance Credit is -2%.	Performance Credit is equal to the Trigger Rate set on the Term Start Date.
Index Performance Strategy 1-year Term
Performance Credit is equal to the negative Index
Return in excess of the 10%, 20%, or 30% Buffer.
Assume you select a 1-year Term Index Option with
10% Buffer. If the Index Return for the year is…
• -8%, the Performance Credit is zero.
• -12%, the Performance Credit is -2%.
Instead assume you select a 1-year Term Index
Option with 20% Buffer, and the Index Return for
the Term is…
• -19%, the Performance Credit is 0%.
• -24%, the Performance Credit is -4%.
Instead assume you select a 1-year Term Index
Option with 30% Buffer, and the Index Return for
the Term is…
• -29%, the Performance Credit is 0%.
• -36%, the Performance Credit is -6%.

Performance Credit is equal to the Index Return up
to any Cap set on the Term Start Date.
Assume the Cap for the 1-year Term is 8%. If the
Index Return for the year is…
• 0%, the Performance Credit is zero.
• 6%, the Performance Credit is 6%.
• 12%, the Performance Credit is 8%. If instead the
1-year Term is uncapped, the Performance
Credit is 12%.

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

Crediting Method and Term Length	If Index Value is less than it was on the Term Start Date (i.e., Index Return is negative):	If Index Value is equal to or greater than it was on the Term Start Date (i.e., Index Return is zero or positive):
Index Performance Strategy 3-year Term
Performance Credit is equal to the negative Index
Return in excess of the 10%, 20%, or 30% Buffer.
Assume you select a 3-year Term Index Option with
10% Buffer. If the Index Return for the Term is…
• -19%, the Performance Credit is -9%.
• -24%, the Performance Credit is -14%.
Instead assume you select a 3-year Term Index
Option with 20% Buffer, and the Index Return for
the Term is…
• -19%, the Performance Credit is 0%.
• -24%, the Performance Credit is -4%.
Instead assume you select a 3-year Term Index
Option with 30% Buffer, and the Index Return for
the Term is…
• -29%, the Performance Credit is 0%.
• -36%, the Performance Credit is -6%.

Performance Credit is equal to the Index Return
multiplied by the Participation Rate, up to any Cap
set on the Term Start Date.
Assume the Participation Rate is 100% and the Cap
is 80%. If the Index Return for the Term is…
• 0%, the Performance Credit is zero.
• 65%, the Performance Credit is 65%.
• 90%, the Performance Credit is 80%.
If instead the Participation Rate is 110% and the
3-year Term is uncapped, and the Index Return for
the Term is…
• 0%, the Performance Credit is zero.
• 65%, the Performance Credit is 71.5%.
• 90%, the Performance Credit is 99%.

Index Performance Strategy 6-year Term
Performance Credit is equal to the negative Index
Return in excess of the 10%, 20%, or 30% Buffer.
If the Index Return for the Term is…
• -19%, the Performance Credit is -9%.
• -24%, the Performance Credit is -14%.
Instead assume you select a 6-year Term Index
Option with 20% Buffer, and the Index Return for
the Term is…
• -19%, the Performance Credit is 0%.
• -24%, the Performance Credit is -4%.
Instead assume you select a 6-year Term Index
Option with 30% Buffer, and the Index Return for
the Term is…
• -29%, the Performance Credit is 0%.
• -36%, the Performance Credit is -6%.

Performance Credit is equal to the Index Return
multiplied by the Participation Rate, up to any Cap
set on the Term Start Date.
Assume the Participation Rate is 100% and the Cap
is 85%. If the Index Return for the Term is…
• 0%, the Performance Credit is zero.
• 65%, the Performance Credit is 65%.
• 90%, the Performance Credit is 85%.
If instead the Participation Rate is 110% and the
6-year Term is uncapped, and the Index Return for
the Term is…
• 0%, the Performance Credit is zero.
• 65%, the Performance Credit is 71.5%.
• 90%, the Performance Credit is 99%.

Daily Adjustment
The Daily Adjustment is how we calculate Index Option Values on Business Days other than the Term Start Date or Term End Date. The Variable Option is not subject to the Daily Adjustment.
The Daily Adjustment can affect the amounts available for withdrawal, Performance Locks, annuitization, payment of the death benefit, and the Contract Value used to determine the RMD payments, and contract maintenance charge. The Daily Adjustment can be positive or negative. When the Daily Adjustment is positive, your Index Option Value has increased since the Term Start Date. When it is negative, your Index Option Value has decreased (excluding the effect of the deduction of Contract expenses or any partial withdrawal).
We calculate the Daily Adjustment for a given Business Day before we deduct any Contract fees or expenses or process any partial withdrawal on that Business Day, including Penalty-Free Withdrawals, and any financial adviser fees that you choose to have us pay from this Contract. The Daily Adjustment does not change the Contract fee or expense deducted, or the withdrawal amount; it only changes the Index Option Value from which we deduct the Contract fee or expense, or withdrawal.

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

The Daily Adjustment approximates the Index Option Value that will be available on the Term End Date. It is the estimated present value of the future Performance Credit that we will apply on the Term End Date. The Daily Adjustment takes into account:
(i)
any Index gains during the Term subject to the applicable Trigger Rate, Cap, and/or Participation Rate,
(ii)
for the Index Dual Precision Strategy, any Index losses less than or equal to the 10% Buffer,
(iii)
either any Index losses greater than the 10%, 20%, or 30% Buffer, and
(iv)
the number of days until the Term End Date.
The Daily Adjustment does this by using the hypothetical value of a Proxy Investment (Proxy Value) each Business Day, other than the Term Start Date or Term End Date, based on the formulas described in Appendix B. The Proxy Investment provides a current estimated present value of what the Performance Credit will be on the Term End Date taking into account the applicable Buffer, Trigger Rate, Cap, and/or Participation Rate. The Daily Adjustment is not the actual Index return on the day of the calculation, and the estimated present value Performance Credit is not guaranteed. Therefore, the Daily Adjustment could result in a loss beyond the protection of the Buffer. In extreme circumstances, the Daily Adjustment could result in a loss beyond the protection of the 10%, 20%, or 30% Buffer. The maximum potential loss from a negative Daily Adjustment is -99%.  Such losses will be greater if the amount withdrawn (including any financial adviser fees that you choose to have us pay from this Contract) is also subject to a withdrawal charge, or is a deduction of Contract fees and expenses.
A withdrawal taken during the Term may not receive the full benefit of the Buffer because the Daily Adjustment takes into account what may potentially happen between the withdrawal date and the Term End Date. All other factors being equal, even if the current Index return during the Term is greater than the Cap, or the Trigger Rate for the Index Dual Precision Strategy or Index Precision Strategy, the Daily Adjustment will usually be lower than the Cap or Trigger Rate. For the Index Precision Strategy, even if the current Index return during the Term is greater than or equal to zero, the Daily Adjustment will usually be lower than the Trigger Rate. For the Index Dual Precision Strategy, even if the Index return is greater than -10%, the Daily Adjustment will usually be lower than the Trigger Rate. This is because there is a possibility that the Index return could decrease before the Term End Date. Similarly, even though a negative Index return may be within the 10%, 20%, or 30% Buffer, you still may receive a negative Daily Adjustment because there is a possibility that the Index Return could decrease before the Term End Date. The Daily Adjustment for Index Options with a Term length of more than 1 year may be more negatively impacted by changes in the expected volatility of Index prices than 1-year Term Index Options due to the difference in Term length. Also, the risk of a negative Daily Adjustment is greater for Index Options with a Term length of more than 1 year than for 1-year Term Index Options due to the Term length. 3-year and 6-year Term Index Options with a Participation Rate above 100% may also have larger fluctuations in the Daily Adjustment than Index Options either without a Participation Rate, or with a Participation Rate equal to 100%. A negative Daily Adjustment may cause you to realize loss of principal and previous earnings.
The Daily Adjustment’s risks (including the impact on Contract Value used to determine Contract fees and charges) are discussed in more detail in Risk Factors – Risk of Negative Returns. The specific details of the Daily Adjustment formula are described in Appendix B and in Exhibit 99 of the Form S-1 Registration Statement filed with the SEC, of which this prospectus is a part. This information is incorporated by reference into this prospectus. You can obtain a copy of Exhibit 99 by calling (800) 624-0197, or visiting our website at www.allianzlife.com/new-york.
Performance Locks
We must receive a Performance Lock request in Good Order before the end of the current Business Day to lock an Index Option on that day. Otherwise, the Lock Date will occur on the next Business Day that your request is in Good Order. We do not allow Performance Locks to occur on Term End Dates. For requests submitted in writing, we do not consider the request to be received until it arrives at our Service Center.
You (or your Financial Professional, if authorized) can request a Performance Lock based on targets you set. You can set upper and/or lower targets for each Index Option each Term. Setting a target close to the current Index Option Value return (or close to the Daily Adjustment once Contract Value is reduced to zero) may cause a Performance Lock to occur very quickly. You can change or cancel targets at any time before we execute a Performance Lock. Each Index Option’s targets automatically expire on the earlier of the Lock Date, or the last Business Day before the Term End Date. By setting targets you are authorizing us to automatically execute a Performance Lock at the end of the Business Day on the Lock Date upon which the target is reached.
A Performance Lock can be executed once each Term for each Index Option. A Performance Lock applies to the total Index Option Value in an Index Option, and not just a portion of that Index Option Value. We use the Daily Adjustment

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

calculated at the end of the current Business Day on the Lock Date to determine your locked Index Option Value. This “locked” Index Option Value may be more or less than the “unlocked” Index Option Value that is available for your review on the Lock Date because the unlocked Index Option Value was determined at the end of the prior Business Day. After the Lock Date, the Index Option Value stays in the locked Index Option for the remainder of the Index Year unless you execute an Early Reallocation (if available to you). If you decide to execute an Early Reallocation, you can execute a Performance Lock and then, at the earliest, execute an Early Reallocation on the same Business Day. When executing both the Performance Lock and Early Reallocation on the same Business Day, your Lock Date is also the Term Start Date for the new Index Option. Daily Adjustments do not apply to a locked Index Option for the remainder of the Term and the locked Index Option Value will not receive a Performance Credit on the Term End Date. For example, assume you selected one Index Option and your Index Option Value available for review in your account today is $20,326. If before the end of the Business Day you request a Performance Lock, today is your Lock Date. If your Index Option Value at the end of the Business Day is $20,250, you will lock in this $20,250 and it will not change until the next Index Anniversary if you do not execute an Early Reallocation. However, if you take a partial withdrawal (including financial adviser fees that you choose to have us pay from this Contract) or when we deduct a Contract fee or expense, we deduct these amounts proportionately from the Index Option Values, which will decrease any locked Index Option Value. On the next Index Anniversary that occurs on or immediately after the Lock Date, all locked Index Options will be unlocked, we will transfer the locked Index Option Value according to your instructions, and Daily Adjustments will again apply for the new Term. If you do not provide us with transfer instructions, the Index Option Value will remain in the same Index Option with a new Term Start Date subject to the renewal Trigger Rate, Cap, or Participation Rate for the new Term.
A Performance Lock can help eliminate doubt about future Index performance and possibly limit the impact of a negative Performance Credit you would otherwise receive. Because we transfer assets out of a locked Index Option on the Index Anniversary that occurs on or immediately after the Lock Date, executing a Performance Lock can also allow you to transfer assets out of a 3-year or 6-year Term Index Option before the Term End Date if you execute the lock on or before the second Index Anniversary of a 3-year Term, or on or before the fifth Index Anniversary of a 6-year Term. If the Index Anniversary occurs on a non-Business Day, the Performance Lock must be executed before the end of the prior Business Day in order to transfer assets out of a 3-year or 6-year Term Index Option before the Term End Date. Executing an Early Reallocation on a locked Index Option can also allow you to transfer assets out of an Index Option before the Term End Date. The disadvantage of executing a Performance Lock is that the relevant Index Value could increase by the Term End Date, and you will not participate in that increase. In addition, if you execute a Performance Lock, you may receive less than the full protection of the Buffer that you would have received if you waited for us to apply the Performance Credit on the Term End Date.
We will not provide advice or notify you regarding whether you should execute a Performance Lock or the optimal time for doing so. We will not warn you if you execute a Performance Lock at a sub-optimal time. We are not responsible for any losses related to your decision whether or not to execute a Performance Lock.

Early Reallocation
In certain situations, assets in your Contract may be allocated to the Variable Option, held in the Variable Option on an interim basis, or allocated to a locked Index Option. Subject to the restrictions set forth below, the Early Reallocation feature allows you to transfer assets out of the Variable Option, or a locked Index Option, to an available Index Option earlier than would otherwise be allowed (i.e., before the next Index Anniversary). Although you can transfer assets out of the Variable Option through Early Reallocation, you are not able to transfer assets into the Variable Option through Early Reallocation.
In all cases, executing an Early Reallocation will result in the remainder of the Index Year, from the date you execute the Early Reallocation, being added to the Term length for your selected destination Index Option(s). For example, assume you were allocated to a 1-year Term Index Option and eight months into the Term you execute a Performance Lock. If at the end of the Term’s tenth month you execute an Early Reallocation and choose a new 1-Year Term Index Option, we add the remaining two months of the Index Year to the new 1-year Term Index Option, making the new Term length 14 months.
Please note that executing an Early Reallocation will not change your allocation instructions. If you want to change your allocation instructions when you request an Early Reallocation, you must submit separate requests for both changes.
Early Reallocation Restrictions – Generally
●
We do not accept Early Reallocation requests before the Index Effective Date, or within 14 calendar days before an Index Anniversary.

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

●
Index Performance Strategy 6-year Term Index Options and the Variable Option are not available as destinations for an Early Reallocation transfer.
●
You are limited to two Early Reallocation requests each Index Year. However, each request can involve transfers out of the Variable Option and/or out of one or more locked Index Options.
Early Reallocation – Transfers Out of the Variable Option
There are two categories of assets that may be held in the Variable Option and that you can transfer out of the Variable Option as part of an Early Reallocation request. These categories are:
●
assets associated with Purchase Payments you allocated to the Variable Option, or that you transferred to the Variable Option from an Index Option; and
●
assets you didn’t specifically allocate, or transfer, to the Variable Option, but which we hold in the Variable Option on an interim basis.
We hold assets in the Variable Option on an interim basis in the following situations.
●
Purchase Payments we receive on a date other than the Index Effective Date, or an Index Anniversary, which are destined for the Index Option(s) based on your allocation instructions.
●
A Contract Value increase to equal the Guaranteed Death Benefit Value associated with the death of a Determining Life.
●
We transfer amounts to the Variable Option because of an Index Option becoming temporarily unavailable.
Example – Early Reallocation Out of the Variable Option
●
You purchase a Contract on July 29, 2024, and select an immediate Index Effective Date (which will be August 1, 2024 as it cannot occur on the 29th, 30th, or 31st of the month). You allocate 20% to the Variable Option, and 80% to the Index Performance Strategy 1-year Term with 10% Buffer – S&P 500® Index (which has a Term Start Date of August 1, 2024 and Term End Date of August 1, 2025).
●
On October 1, 2024, before the end of the Business Day, you request an Early Reallocation from the Variable Option to the Index Dual Precision Strategy 1-year Term with 10% Buffer – EURO STOXX 50®. This Index Option has a Term Start Date of October 1, 2024, and Term End Date of August 1, 2026. The new Term length is 22 months.
●
On August 1, 2025, we apply a Performance Credit to the Index Performance Strategy Index Option, and you begin a new Term for this Index Option with a Term Start Date of August 1, 2025 and a Term End Date of August 1, 2026. We do not apply a Performance Credit to the Index Dual Precision Strategy Index Option on August 1, 2025, as it has not reached its Term End Date of August 1, 2026.
Early Reallocation – Transfers Out of a Locked Index Option
After you exercise a Performance Lock, the Index Option Value stays in the locked Index Option for the remainder of the Index Year unless you execute an Early Reallocation (if available to you). However, after executing a Performance Lock, you can execute an Early Reallocation as early as the same Business Day. When executing both the Performance Lock and the Early Reallocation on the same Business Day, your Lock Date is also the Term Start Date for the new Index Option.
After your second Early Reallocation request in an Index Year, any locked Index Options will remain locked until the next Index Anniversary. These limitations mean you may not be able to take advantage of any increases to Early Reallocation rates, or any advantageous changes to Index values.
For example, assume your Index Anniversary occurs on January 1st, and by June 15th you have locked four Index Options. You could submit an Early Reallocation request on July 17th for one Index Option, and a second request on August 14th for two more Index Options. However, after August 14th we will not accept any additional Reallocation Requests for the remainder of the Index Year, so any remaining locked Index Options will stay locked until the next Index Anniversary. Although you are unable to execute an Early Reallocation for the remainder of the Index Year, you can continue to execute Performance Locks on any unlocked Index Options.
Example – Early Reallocation Transfers Out of a Locked Index Option
●
Assume your current allocation is 100% to a 1-year Term Index Option with a Term Start Date of August 1, 2024 and Term End Date of August 1, 2025.
●
If you do not request a Performance Lock or Early Reallocation, and make no change to your allocation instructions, you will begin a new Term in this Index Option on August 1, 2025 at the renewal rate available at that time.

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

●
Assume in the second Term you execute a Performance Lock on September 1, 2025, and an Early Reallocation to the same Index Option on October 31, 2025, at the Early Reallocation rate available at that time. Your new Term Start Date is the date we execute the Early Reallocation (October 31, 2025), and the Term End Date is August 1, 2027. The new Term length is 21 months and 1 day.
−
Note that with an Early Reallocation, your Term Start Date can occur on the 29th, 30th, or 31st of the month, unlike Index Effective Dates which cannot occur on those days.
Early Reallocation Minimum Trigger Rates and Caps
The minimum Early Reallocation Trigger Rates and Caps will be at least equal to the minimums stated in the Overview of the Contract section of this prospectus, but could be higher. The minimum Early Reallocation Trigger Rate or Cap for your selected destination Index Option is equal to the stated minimum, multiplied by the ratio of your selected destination Index Option’s new Term length rounded up the next whole number of months, divided by that Index Option’s stated Term length. For example, assume you select an Index Dual Precision Strategy 1-year Term with a 5% stated minimum Trigger Rate for the destination Index Option. Continuing our previous example, its new Term length is 14 months. The minimum Early Reallocation Trigger Rate is the stated 5% minimum Trigger Rate x (destination Index Option’s new 14 month Term length divided by its stated 12 month Term length) = 5% x (14 ÷ 12) = 5.83%.
We will not provide advice or notify you regarding whether you should execute an Early Reallocation or the optimal time for doing so. We will not warn you if you execute an Early Reallocation at a sub-optimal time. We are not responsible for any losses related to your decision whether or not to execute an Early Reallocation.

5. Information Related to the Variable Option's Underlying Fund
Information regarding the AZL Government Money Market Fund, including its (i) investment objective, (ii) investment adviser and subadviser, (iii) current expenses, and (iv) performance is available in Appendix C – Fund Available Under the Contract. The Fund has issued a prospectus that contains more detailed information about the Fund. You should read the prospectus for the Fund carefully before investing. The Fund’s prospectus and other information can be found online at www.allianzlife.com/new-york/variableoptions. You can also request this information at no cost by calling (800) 624-0197, by sending an email request to contact.us@allianzlife.com, or by contacting your Financial Professional. We send you the current copy of the Fund's prospectus when we issue the Contract.
There are potential risks associated with the Fund and its investment strategies. Depending on market conditions, you can gain or lose value by investing in the Variable Option. In the future, we may add, eliminate or substitute underlying funds to the extent permitted by the federal securities laws and, when required, the SEC.
Currently, the Fund is not a publicly available mutual fund. It is available only through variable annuity contracts or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. A material conflict of interest may arise between insurance companies, owners of different types of contracts, and retirement plans or their participants. The Fund's Board of Directors monitors for material conflicts, and determines what action, if any, should be taken to address any conflicts.
The Fund's name, investment objectives and policies may be similar to the names, investment objectives and policies of other portfolios managed by the same investment advisers. Although the names, objectives and policies may be similar, the Fund's investment results may be higher or lower than these other portfolios’ results. The investment advisers cannot guarantee, and make no representation, that these similar portfolios’ investment results will be comparable even though the Fund has the same name, investment advisers, objectives, and policies.
The Fund pays 12b-1 fees to the Contracts’ distributor, our affiliate, Allianz Life Financial Services, LLC, for distribution and/or administrative services. In addition, we may enter into certain arrangements under which we, or Allianz Life Financial Services, LLC, are compensated by the Fund's advisers, distributors and/or affiliates for administrative services and benefits we provide to the Fund. The compensation amount usually is based on the aggregate assets in the Fund attributable to contracts we issue or administer. Some advisers may pay us more or less than others. The maximum service fee we currently receive from any underlying fund or affiliate thereof in any variable annuity contract we offer is 0.25% annually.
Allianz Investment Management LLC, the Fund's investment adviser, is affiliated with us through common ownership.

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

Substitution and Limitation on Holdings
We may substitute another underlying fund for the Fund for any reason in our sole discretion. To the extent required by the Investment Company Act of 1940 or other applicable law, we do not substitute any shares without SEC approval (if required) and providing you notice. A new or substitute underlying fund may have different fees and expenses. We may limit the amount of additional Purchase Payments that may be held in the Variable Option if marketing, tax, or investment considerations warrant, or for any reason in our sole discretion. We may also close the Variable Option. However, we will always offer a variable investment option under the Contract. The Fund may discontinue offering its shares in the future.
Excessive Trading and Market Timing
Currently, the Contract offers only one variable investment option (the Variable Option). As such, and given the design of the Contract, we do not believe there to be a risk of excessive trading and market timing. However, if we were to offer multiple variable investment options in the future, they would be subject to the following provisions.

We discourage and do not accommodate frequent transfers. We may restrict or modify your right to make transfers to prevent any use that we consider to be part of a market timing program.
Frequent transfers, programmed transfers, transfers into and then out of a variable investment option in a short period of time, and transfers of large amounts at one time (collectively referred to as “potentially disruptive trading”) may have harmful effects for other Owners, Annuitants and Beneficiaries. These risks and harmful effects include the following.
●
Dilution of the interests of long-term investors in a variable investment option, if market timers or others transfer into a variable investment option at prices that are below their true value, or transfer out at prices above their true value.
●
An adverse effect on portfolio management, such as causing an underlying fund to maintain a higher level of cash or causing an underlying fund to liquidate investments prematurely.
●
Increased brokerage and administrative expenses for an underlying fund.
We attempt to protect our Owners against potentially disruptive trading through our Excessive Trading and Market Timing policies and procedures. Under these policies and procedures, we may modify your transfer privileges for some or all of the variable investment options as follows:
●
Limit transfer frequency (for example, prohibit more than one transfer a week, or more than two a month, etc.).
●
Restrict the transfer method (for example, requiring all transfers be sent by first-class U.S. mail and rescinding electronic transfer privileges).
●
Require a minimum time period between each transfer into or out of the same variable investment option. Our current Excessive Trading and Market Timing policy, which is subject to change without notice, prohibits “round trips” within 14 calendar days. We do not include transfers into and/or out of the Variable Option when available in your Contract or any automatic transfers made under any of our programs or Contract features. Round trips are transfers into and back out of the same variable investment option, or transfers out of and back into the same variable investment option.
●
Refuse transfer requests made on your behalf by an asset allocation and/or market timing service.
●
Limit the dollar amount of any single Purchase Payment or transfer request to a variable investment option.
●
Prohibit transfers into specific variable investment options.
●
Impose other limitations or restrictions to the extent permitted by federal securities laws.
We also reserve the right to reject any specific Purchase Payment allocation or transfer request from any person if in the investment adviser’s, subadviser’s or our judgment, an underlying fund may be unable to invest effectively in accordance with its investment objectives and policies. This could occur, for example, where frequent or rapid trading causes the investment adviser to hold an excess of uninvested cash to meet redemption requests, or to sell investment positions to fund redemptions, thereby affecting underlying fund returns. Similarly, rapid or frequent trading may cause an underlying fund to incur excessive transaction fees, which also could affect performance.
We retain some discretion in determining what actions constitute potentially disruptive trading and in determining when and how to impose trading restrictions. Currently, we attempt to deter disruptive trading as follows. If a transfer(s) is/are identified as potentially disruptive trading, we may (but are not required to) send a warning letter. If the conduct continues and we determine it constitutes disruptive trading, we also impose transfer restrictions. Transfer restrictions may include refusing electronic transfers and requiring all transfers be sent by first-class U.S. mail. If the disruptive trading affects only a single variable investment option, we may prohibit transfers into or Purchase Payment allocations to that variable investment option. We do not enter into agreements permitting market timing and would not permit activities determined

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

to be disruptive trading to continue. We also reserve the right to impose transfer restrictions if we determine, in our sole discretion, that transfers disadvantage other Owners. We notify you in writing if we impose transfer restrictions on you.
We adopted these policies and procedures as a preventative measure to protect all Owners from the potential effects of disruptive trading, while also abiding by your legitimate interest in diversifying your investment and making periodic asset re-allocations based on your personal situation or overall market conditions. We attempt to protect your interests in making legitimate transfers by providing reasonable and convenient transfer methods that do not harm other Owners.
We may make exceptions when imposing transfer restrictions if we determine a transfer is appropriate, although it may technically violate our policies and procedures discussed here. In determining if a transfer is appropriate, we may, but are not required to, take into consideration its relative size, whether it was purely a defensive transfer into the Variable Option, and whether it involved an error or similar event. We may also reinstate electronic transfer privileges after we revoke them, but we do not reinstate these privileges if we believe they might be used for future disruptive trading.
We cannot guarantee the following.
●
Our monitoring will be 100% successful in detecting all potentially disruptive trading activity.
●
Revoking electronic transfer privileges will successfully deter all potentially disruptive trading.
In addition, some of the underlying funds are available to other insurance companies and we do not know if they adopted policies and procedures to detect and deter potentially disruptive trading, or what their policies and procedures might be. Because we may not be completely successful at detecting and preventing market timing activities, and other insurance companies that offer the underlying funds may not have adopted adequate market timing procedures, there is some risk that market timing activity may occur and negatively affect other Owners.
We may, without prior notice to any party, take whatever action we deem appropriate to comply with any state or federal regulatory requirement. In addition, purchase orders for an underlying fund’s shares are subject to acceptance by that underlying fund’s manager. We reserve the right to reject, without prior notice, any variable investment option transfer request or Purchase Payment if the purchase order is rejected by the investment manager. We have entered into agreements required under SEC Rule 22c-2 (Rule 22c-2 agreements) whereby, upon request by an underlying fund or its designee, we must provide information about you and your trading activities to the underlying fund or its designee. Under the terms of the Rule 22c-2 agreements, we are required to: (1) provide details concerning every purchase, redemption, transfer, or exchange of variable investment options during a specified period; and (2) restrict your trading activity if the party receiving the information so requests. Under certain Rule 22c-2 agreements, if we fail to comply with a request to restrict trading activity, the underlying fund or its designee may refuse to accept buy orders from us until we comply.
Underlying funds may add or change policies designed to restrict market timing activities. For example, underlying funds may impose restrictions on transfers between underlying funds in an affiliated group if the investment adviser to one or more of the underlying funds determines that the person requesting the transfer has engaged, or is engaging in, market timing or other abusive trading activities. In addition, an underlying fund may impose a short-term trading fee on purchases and sales within a specified period. You should review the underlying funds’ prospectuses regarding any applicable transfer restrictions and the imposition of any fee to discourage short-term trading. The imposition of these restrictions would occur as a result of underlying fund restrictions and actions taken by the underlying funds’ managers.
This Contract is not designed for professional market timing organizations, or other persons using programmed, large, or frequent transfers, and we may restrict excessive or inappropriate transfer activity.

The retention of some level of discretion by us may result in disparate treatment among persons engaging in potentially disruptive trading, and it is possible that some persons could experience adverse consequences if others are able to engage in potentially disruptive trading practices that have negative effects.
Voting Privileges
We legally own the Fund shares held in the Separate Account. However, when the Fund holds a shareholder vote that affects your investment, we ask you to give us voting instructions. We then vote all of our shares, including any we own on our behalf, in proportion to those instructions. Because most Owners do not give us instructions and we vote shares proportionally, a small number of Owners may determine a vote’s outcome. If we determine we no longer need to get your voting instructions, we will decide how to vote the shares. Only Owners have voting privileges. Annuitants, Beneficiaries, Payees and other persons have no voting privileges unless they are also Owners. We determine your voting interest based

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

on the dollar value of the Fund shares attributable to your Contract. We calculate this based on the number and value of accumulation units for your Contract on the record date. We count fractional units. You will receive proxy materials and a voting instruction form.

6. Expenses
Contract fees and expenses reduce your investment return and are described here in detail. We set the Contract fees and expenses on the Issue Date and they cannot change.
Base Contract Expenses (Mortality and Expense Risk (M&E) Charge)
The base contract expense is referred to as the “mortality and expense risk charge” in your Contract, or "M&E charge" elsewhere in this prospectus. The M&E charge compensates us for providing all your Contract’s benefits, including our contractual obligation to make Annuity Payments and certain Contract and distribution expenses. The M&E charge also compensates us for assuming the expense risk that the current charge is less than future Contract administration costs as well as the cost of providing certain features under the Contract. If the M&E charge covers these costs and risks, any excess is profit to us. We anticipate making such a profit.
Base Contract Expenses (as a percentage of the Variable Option’s average net assets)
Mortality and Expense Risk (M&E) Charge(1)	1.25%
(1)
Upon the death of the Owner, we continue to assess this M&E charge for amounts allocated to the Variable Option under death benefit payment Option B, and with optional payments under death benefit payment Option C, as noted in section 10, Death Benefit. If there are multiple Beneficiaries, we continue to assess the M&E charge after receiving the first Valid Claim until complete distribution of the death benefit.
The M&E charge is an annualized rate that reduces the Variable Option’s accumulation unit value on each Business Day during the Accumulation Phase. We do not assess the M&E charge against the Index Options, or during the Annuity Phase.
Contract Maintenance Charge (Administrative Expenses)
Your annual contract maintenance charge is $50. This charge is for Contract administration and maintenance expenses. We waive this charge as follows:
●
During the Accumulation Phase, if the Contract Value is at least $100,000 on the Contract Anniversary.
●
During the Accumulation Phase, if you take a full withdrawal of the Cash Value and the Contract Value is at least $100,000 at the end of the last Business Day before the withdrawal.
●
During the Annuity Phase.
●
When paying death benefits.
We deduct the contract maintenance charge:
●
on a dollar for dollar basis from the Contract Value on the Contract Anniversary (or the next Business Day if the Contract Anniversary is a non-Business Day), and
●
we deduct it proportionately from each Allocation Option.
If you take a full withdrawal from your Contract (other than on a Contract Anniversary) and do not qualify for the waiver of this charge, we deduct the full contract maintenance charge from the Cash Value. We do not treat the deduction of the contract maintenance charge as a withdrawal when computing your Guaranteed Death Benefit Value.
Withdrawal Charge
You can take withdrawals during the Accumulation Phase. A withdrawal charge applies if any part of a withdrawal comes from a Purchase Payment that is still within the withdrawal charge period. We assess the withdrawal charge against the Withdrawal Charge Basis, which is equal to total Purchase Payments, less any Purchase Payments withdrawn (including any Penalty-Free Withdrawals), and less any applicable withdrawal charge. We do not reduce the Withdrawal Charge Basis for any amounts we deduct to pay other Contract fees and expenses. For withdrawals that are subject to a withdrawal charge, to pay your requested withdrawal amount, we deduct more than the amount you request and apply a withdrawal charge to the Purchase Payments deducted. Please see #3 in the following example.
We do not assess a withdrawal charge on Penalty-Free Withdrawals or amounts we deduct to pay Contract expenses, other than the withdrawal charge. Amounts withdrawn to pay financial adviser fees are subject to a

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

withdrawal charge if they exceed the free withdrawal privilege, and will reduce the Contract Value and Guaranteed Death Benefit Value (perhaps significantly and by more than the amount withdrawn).
Calculating a Withdrawal Charge		Example
For purposes of calculating any withdrawal charge, we withdraw Purchase Payments on a “first-in-first-out” (FIFO) basis and we process withdrawal requests as follows.
You make an initial Purchase Payment of $55,000 and make
another Purchase Payment in the first month of the second
Contract Year of $45,000. In the third month of the third
Contract Year, your Contract Value is $110,000 and you
request a $70,000 withdrawal. We withdraw money and
compute the withdrawal charge as follows.

1. First, we withdraw from Purchase Payments that we have had for six or more complete years, which is your Contract’s
withdrawal charge period. This withdrawal is not subject to a withdrawal charge and it reduces the Withdrawal Charge Basis dollar for dollar.
1. Purchase Payments beyond the withdrawal charge period. All payments are still within the withdrawal charge period, so this does not apply.
2. Amounts available as a Penalty-Free Withdrawal. This includes partial withdrawals you take during the Accumulation Phase
under the free withdrawal privilege or waiver of withdrawal
charge benefit, and RMD payments you take under our
minimum distribution program. Penalty-Free Withdrawals are
not subject to a withdrawal charge, but they reduce the
Withdrawal Charge Basis dollar for dollar, and are withdrawn from Purchase Payments on a FIFO basis.

2. Amounts available as a Penalty-Free Withdrawal. You did
not take any other withdrawals this year, so the entire free withdrawal privilege (10% of your total Purchase Payments,
or $10,000) is available to you without incurring a withdrawal charge. We also deduct this $10,000 from the first Purchase
Payment.

3. Next, on a FIFO basis, we withdraw from Purchase Payments within your Contract’s withdrawal charge period and assess a withdrawal charge. Withdrawing payments on a FIFO basis
may help reduce the total withdrawal charge because the
charge declines over time. We determine your total withdrawal charge by multiplying each payment by its applicable
withdrawal charge percentage and then totaling the charges.
These withdrawals reduce the Withdrawal Charge Basis.
The withdrawal charge as a percentage of each Purchase
Payment withdrawn is as follows.

3. Purchase Payments within the withdrawal charge period
on a FIFO basis. The total amount we withdraw from the
first Purchase Payment is $45,000, which is subject to a 6%
withdrawal charge, and you receive $42,300. We determine
this amount as follows:
(amount withdrawn) x (1 – withdrawal charge) = the
amount you receive, or:
$45,000 x 0.94 = $42,300
The total amount we withdraw from the second Purchase
Payment is $19,032, which is subject to a 7% withdrawal
charge, and you receive $17,700. We determine this amount
as follows:
(amount withdrawn) x (1 – withdrawal charge) = the
amount you receive, or:
$19,032 x 0.93 = $17,700

Number of Complete Years Since Purchase Payment	Withdrawal Charge Amount
0 1 2 3 4 5 6 years or more	8% 7% 6% 5% 3% 1% 0%

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

Calculating a Withdrawal Charge	Example
4. Finally, we withdraw any Contract earnings. This withdrawal is not subject to a withdrawal charge and it does not reduce the Withdrawal Charge Basis.
4. Contract earnings. We already withdrew your requested
amount, so this does not apply.
In total we withdrew $74,032 from your Contract, of
which you received $70,000 and paid a withdrawal
charge of $4,032. We also reduced the 1st Purchase
Payment from $55,000 to $0, and your 2nd Purchase
Payment from $45,000 to $25,968 ($45,000 – $19,032).
Please note that this example may differ from your
actual results due to rounding.

Upon a full withdrawal, we first deduct any contract maintenance charge from your Contract Value before we calculate the withdrawal charge. We then deduct any applicable withdrawal charge from the total remaining Contract Value and send you the remaining amount. For a partial withdrawal, we pay you the amount you requested and deduct this amount and any withdrawal charge from the total Contract Value. We deduct any partial withdrawal (including any withdrawal charge) proportionately from each Allocation Option. If a partial withdrawal occurs on a day that we also deduct the contract maintenance charge, we deduct this charge before we calculate and deduct the partial withdrawal and any withdrawal charge from the Contract Value.
The withdrawal charge compensates us for expenses associated with selling the Contract.
● Upon a full withdrawal, the free withdrawal privilege is not available to you, and we apply a withdrawal charge against Purchase Payments that are still within the withdrawal charge period, including amounts previously withdrawn under the free withdrawal privilege. On a full withdrawal, your Withdrawal Charge Basis may be greater than your Contract Value because the following reduce your Contract Value, but do not reduce your
Withdrawal Charge Basis:

– deductions we make for Contract fees and expenses other than the withdrawal charge, and/or
– poor performance.
This also means that upon a full withdrawal you may not receive any money.
● Withdrawals (including any financial adviser fees that you choose to have us pay from this Contract) are subject to ordinary income taxes, and may also be subject to a 10% additional federal tax for amounts withdrawn before age 59 1∕2. The amount of Contract Value available for withdrawal is also affected by the Daily Adjustment
(which can be negative) unless taken on a Term End Date. If you have Index Options with different Term End
Dates, there may be no time you can take a withdrawal without application of at least one Daily Adjustment.
Please consult with your Financial Professional before requesting us to pay financial adviser fees from this
Contract rather than from other assets you may have.

● For tax purposes, and in most instances, withdrawals from Non-Qualified Contracts are considered to come from earnings first, not Purchase Payments.
Daily Adjustment Maximum Potential Loss
The Daily Adjustment is how we calculate Index Option Values on days other than the Term Start Date or Term End Date. The Daily Adjustment approximates the Index Option Value that will be available on the Term End Date. If before the Term End Date you take a full or partial withdrawal (including any financial adviser fees that you choose to have us pay from this Contract), you execute a Performance Lock, you annuitize the Contract, we pay a death benefit, or when we deduct Contract fees and expenses, we calculate the Index Option Value by applying the Daily Adjustment. The Daily Adjustment can be positive or negative. Following is the maximum potential loss associated with the Daily Adjustment.
Index Dual Precision Strategy, Index Precision Strategy, and Index Performance Strategy
Daily Adjustment Maximum Potential Loss	99%
(as a percentage of Index Option Value, applies for distributions from an Index Option before any Term End Date)

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

Premium Tax
Premium tax is based on your state of residence at the time you make each Purchase Payment. In states that assess a premium tax, we do not currently deduct it from the Contract, although we reserve the right to do so in the future. Premium tax normally ranges from 0% to 3.5% of the Purchase Payment, depending on the state or governmental entity. New York does not currently assess a premium tax.
Income Tax
Currently, we do not deduct any Contract related income tax we incur, although we reserve the right to do so in the future.
Fund Expenses
Charges deducted from and expenses paid out of the assets of the Fund are described in the Fund's prospectus.
These expenses reduce the Fund's performance and, therefore, negatively affect your Contract Value and any payments based on Contract Value.

7. Access to Your Money
Your Contract Value is available under the following circumstances:
●
by taking a withdrawal (including financial adviser fees that you choose to have us pay from this Contract; withdrawals under the free withdrawal privilege and waiver of withdrawal charge benefit; and, for Qualified Contracts only, RMD payments under our minimum distribution program);
●
by taking Annuity Payments; or
●
when we pay a death benefit.
You can take withdrawals during the Accumulation Phase. We process withdrawal requests based on values next determined after receipt of the request in Good Order at our Service Center. Values are normally determined at the end of each Business Day. We process any withdrawal request received at or after the end of the current Business Day using values determined on the next Business Day.
Any partial withdrawal must be for at least $100.* The Contract Value after a partial withdrawal (including any withdrawal charge) must be at least $2,000.* Any partial withdrawal that reduces the Contract Value below this minimum will be treated as a full withdrawal  of the Cash Value, unless you submitted a Purchase Payment in the last three years. A full withdrawal will cause the Contract and all of its benefits to end.
*
Does not apply to RMD payments under our minimum distribution program.
We deduct any partial withdrawal (including any withdrawal charge) proportionately from each Allocation Option. The Index Option Value from which a partial withdrawal is deducted during a Term will include any applicable Daily Adjustment.
A partial or full withdrawal is subject to a withdrawal charge if taken within six years of your last Purchase Payment, and, if taken on a day other than a Term End Date, we will apply the Daily Adjustment, which may be negative, to the Index Option Values before deducting the withdrawal. A partial withdrawal is not subject to any Contract fees or expenses other than the withdrawal charge, but on a full withdrawal we do deduct any contract maintenance charge. Partial withdrawals (including any withdrawal charge) reduce Contract Value dollar for dollar, and reduce the Guaranteed Death Benefit Value proportionately. The reduction to Contract Value also reduces RMD payments which are based on Contract Value. A full withdrawal of the Cash Value will end the Contract and all its benefits.
See the Fee Tables and section 6, Expenses for a discussion of the Contract fees and expenses.
We pay withdrawals promptly, but in no event later than seven days after receipt of your request in Good Order at our Service Center, unless the suspension of payments or transfers provision is in effect (see the discussion later in this section).

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

● Withdrawals are subject to a withdrawal charge, income taxes, and may also be subject to a 10% additional federal tax for amounts withdrawn before age 59 1∕2. The amount of Contract Value available for withdrawal may also be affected by the Daily Adjustment (which can be negative). Please consult with your Financial Professional before requesting us to pay financial adviser fees from this Contract rather than from other assets you may have.

● Joint Owners: We send one check payable to both Joint Owners and we tax report to each Joint Owner individually.
Tax reporting each Joint Owner individually can create a discrepancy in taxation if only one Joint Owner is under age 59 1∕2 because that Joint Owner may be subject to the 10% additional federal tax.

● We may be required to provide information about you or your Contract to government regulators. We may also be required to stop Contract disbursements and thereby refuse any transfer requests, and refuse to pay any withdrawals
(including a full withdrawal), or death benefits until we receive instructions from the appropriate regulator. If, pursuant to SEC rules, the AZL Government Money Market Fund suspends payment of redemption proceeds in connection with a fund liquidation, we will delay payment of any transfer, full or partial withdrawal, or death benefit from the Variable Option until the Fund is liquidated.

Free Withdrawal Privilege
Each Contract Year during the Accumulation Phase, you can withdraw up to 10% of your total Purchase Payments without incurring a withdrawal charge (the free withdrawal privilege). Any unused free withdrawal privilege in one Contract Year is not added to the amount available to you in the next Contract Year. Withdrawals from Purchase Payments that are outside the six year withdrawal charge period are not subject to a withdrawal charge and do not reduce your free withdrawal privilege. RMD payments you take under our minimum distribution program and withdrawals under the waiver of withdrawal charge benefit are not subject to a withdrawal charge, but do reduce your free withdrawal privilege. Amounts we deduct for any financial adviser fees that you choose to have us pay from this Contract also reduce your free withdrawal privilege.
Example
Assume your initial Purchase Payment 10 years ago was $100,000, and you made a second $90,000 Purchase Payment 3 years ago. You take an RMD payment of $1,500 and withdraw $150,000 when the Contract Value is $275,000. The RMD payment is not subject to a withdrawal charge, but reduces the amount available under the free withdrawal privilege to $17,500 (10% x $190,000 total Purchase Payments = $19,000 - $1,500 RMD payment). After the RMD payment, $117,500 is available to you without a withdrawal charge: the initial $100,000 Purchase Payment that is beyond the 6-year withdrawal charge period, and $17,500 remaining free withdrawal privilege. The remaining $32,500 of your requested withdrawal would be subject to a 5% withdrawal charge.
The free withdrawal privilege is not available upon a full withdrawal.
Minimum Distribution Program and Required Minimum Distribution (RMD) Payments
If you own an IRA or SEP IRA Contract, you can participate in the minimum distribution program during the Accumulation Phase. If you have an Inherited IRA Contract or Inherited Roth IRA Contract, we generally require you to participate in the minimum distribution program when you purchase this Contract. Under this program, we make payments to you designed to meet the applicable minimum distribution requirements imposed by the Code for this Qualified Contract. RMD payments are not subject to a withdrawal charge, but they reduce the free withdrawal privilege amount during the Contract Year. We do not consider deductions we make for financial adviser fees that you choose to have us pay from this Contract to be RMD payments. However, Contract Value is one of the components we use to calculate RMD payments, so these deductions may reduce your future RMD payments. We apply the Daily Adjustment to the Index Option Values if RMD payments are deducted on days other than a Term End Date. This contract may not be appropriate if you intend to take RMD payments from an Index Option on days other than a Term End Date. You should consult your tax advisor before purchasing a Qualified Contract subject to RMD payments.
We can make payments to you monthly, quarterly, semi-annually or annually. However, if your Contract Value is less than $25,000, we only make annual payments. We do not allow you to aggregate RMD payments between this Contract and other qualified contracts that you own for purposes of this program. We must receive your program form instructions in Good Order at our Service Center before the end of the Business Day before we process these payments, or your program does not begin until the next month.
We reserve the right to discontinue or modify the minimum distribution program subject to the requirements of law.

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

● You should consult a tax adviser before purchasing a Qualified Contract that is subject to RMD payments.
● The minimum distribution program is not available if you have a Qualified Contract purchased through a qualified plan.
Waiver of Withdrawal Charge Benefit
After the first Contract Year, if any Owner becomes confined to a skilled nursing facility or hospital for a period of at least 90 consecutive days and a physician certifies that continued confinement is necessary, you can take withdrawals and we waive the withdrawal charge. We apply the Daily Adjustment to the Index Option Values if withdrawals under this benefit are deducted on days other than a Term End Date. This waiver is not available if any Owner was confined to a nursing home on the Issue Date. We base this benefit on the Annuitant for non-individually owned Contracts. We must receive proof of confinement in Good Order for each withdrawal before we waive the withdrawal charge. Withdrawals under this benefit reduce the free withdrawal privilege amount during the Contract Year.
Suspension of Payments or Transfers
We may be required to suspend or postpone transfers or payments for withdrawals for more than seven days after receipt of your request in Good Order at our Service Center, for any period when:
●
the New York Stock Exchange is closed (other than customary weekend and holiday closings);
●
trading on the New York Stock Exchange is restricted;
●
an emergency (as determined by the SEC) exists as a result of which disposal of Fund shares by the Separate Account, or disposal of securities owned by the Fund, is not reasonably practicable, or it is not reasonably practical for the Separate Account or the Fund to determine the value of their net assets; or
●
during any other period when the SEC, by order, so permits for the protection of Owners.

8. The Annuity Phase
Prior to annuitization, you can take a full withdrawal and receive your Cash Value. If you take a full withdrawal on any day other than a Term Start Date or Term End Date we apply the Daily Adjustment to the Index Option Values before we deduct the final Contract fees and expenses.
Annuity Payments offer a guaranteed lifetime income stream with certain tax advantages and are designed for Owners who no longer need immediate access to Contract Value to meet their short-term income needs.
You can request regular periodic fixed Annuity Payments. The Payee receives the Annuity Payments. You receive tax reporting on the payments, whether or not you are the Payee. We may require proof of the Annuitant(s)’ age before we make any life contingent Annuity Payment. If you misstate the Annuitant(s)’ age or gender, we recalculate the Annuity Payments based on the correct age or gender.
Calculating Your Annuity Payments
We base Annuity Payments upon the following:
●
The Contract Value on the Annuity Date.
●
The age of the Annuitant and any joint Annuitant on the Annuity Date.
●
The gender of the Annuitant and any joint Annuitant where permitted.
●
The Annuity Option you select.
●
Your Contract’s interest rate (or current rates, if higher) and mortality table.
For any Index Option for which the Annuity Date is not a Term End Date, Contract Value reflects the Daily Adjustment. We guarantee the dollar amount of Annuity Payments and this amount remains fixed and does not change during the entire annuity payment option period that you selected, except as provided under Annuity Option G.
Annuity Payment Options
You can choose one of the Annuity Options described below. After Annuity Payments begin, you cannot change the Annuity Option, or transfer or withdraw Contract Value.
Option A - Guaranteed Period. We make Annuity Payments for a guaranteed period of ten years.

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

Option B - Life. We make Annuity Payments during the life of the Annuitant, and the last payment is the one that is due before the Annuitant’s death. If the Annuitant dies shortly after the Annuity Date, the Payee may receive less than your investment in the Contract.
Option C - Life with Guaranteed Period. We make Annuity Payments during the life of the Annuitant, with payments for a minimum guaranteed period that you select. The guaranteed period must be either five or ten years.
Option F - Joint and Survivor. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant. If both Annuitants die shortly after the Annuity Date, the Payee may receive less than your investment in the Contract.
Option G - Joint and 2/3 Survivor Annuity. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant at 2/3 of the original amount. If both Annuitants die shortly after the Annuity Date, the Payee may receive less than your investment in the Contract.
Under Annuity Options B, F and G, if all Annuitants die on or after the Annuity Date and before we send the first Annuity Payment, we will cancel Annuity Payments and, upon receipt of a Valid Claim, we will pay the Contract Value determined on the Annuity Date to surviving individual Owner, or the Beneficiary(ies) if there is no surviving Owner. If the Owner is a non-individual, we pay the Owner.
After the Annuitant’s death under Annuity Options A and C, we make Annuity Payments during the remaining guaranteed period in the following order based on who is still alive: the Payee, any surviving original Owner, the last surviving Owner’s Beneficiaries, or to the last surviving Owner’s estate if there are no remaining or named Beneficiaries.
Annuity Payments are usually lower if you select an Annuity Option that requires us to make more frequent Annuity Payments or to make payments over a longer period of time. If you choose life contingent Annuity Payments, payout rates for a younger Annuitant are lower than the payout rates for an older Annuitant and payout rates for life with a guaranteed period are typically lower than life only payments. Monthly payout rates are lower than annual payout rates, payout rates for a 10-year guaranteed period are less than payout rates for a 5-year guaranteed period, and payout rates for a 50-year-old Annuitant are less than payout rates for a 70-year-old Annuitant.
● If you do not choose an Annuity Option before the Annuity Date, we make Annuity Payments to the Payee under Annuity Option C with ten years of guaranteed monthly payments.
● For Owners younger than age 59 1∕2, Annuity Payments may be subject to a 10% additional federal tax.
● For a Qualified Contract, the Annuity Payments must end ten years after the Owner’s death.
When Annuity Payments Begin
Annuity Payments must begin on the maximum Annuity Date stated in your Contract, which is the Index Anniversary that occurs on or immediately after the Annuitant reaches age 100. An earlier Annuity Date or a withdrawal may be required to satisfy minimum required distribution rules under certain Qualified Contracts. You can make an authorized request for an earlier Annuity Date after the Issue Date, but any such request is subject to applicable law and our approval. Your Annuity Date must occur on an Index Anniversary. The earliest available Annuity Date is the next Index Anniversary that occurs at least 13 months after the Issue Date.
● If Annuity Payments would be less than $20, we reserve the right to require you to take a full withdrawal and your Contract will then terminate. We do not assess a withdrawal charge on this full withdrawal.

● If on the maximum Annuity Date your Contract Value is greater than zero, you must annuitize the Contract.
We notify you of your available options in writing 60 days in advance. If on your maximum Annuity Date you have not selected an Annuity Option, we make payments under Annuity Option C with ten years of guaranteed monthly payments. Upon annuitization you no longer have Contract Value or a death benefit, and you cannot receive any other periodic withdrawals or payments other than Annuity Payments.

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

9. Benefits Available Under the Contract
The following tables summarize information about the benefits available under the Contract.
Standard Benefits (No Additional Charge)
Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
Free Withdrawal Privilege	Allows you to withdraw up to 10% of your total Purchase Payments each Contract Year without incurring a withdrawal charge.
• Only available during the Accumulation Phase.
• Not available upon a full withdrawal.
• Unused free withdrawal amounts not available in
future years.
• Program withdrawals may be subject to negative
Daily Adjustments.
• Program withdrawals are subject to income taxes,
and may also be subject to a 10% additional
federal tax for amounts withdrawn before age
59 1∕2.

Minimum Distribution Program	Allows you to automatically take withdrawals to satisfy the minimum distribution requirements (RMD) imposed by the Internal Revenue Code.
• Only available during the Accumulation Phase.
• Only available to IRA or SEP IRA Contracts.
• Generally required for Inherited IRA and Inherited
Roth IRA Contracts.
• Program withdrawals count against free withdrawal
privilege.
• Program withdrawals may be subject to negative
Daily Adjustments.
• Program withdrawals are subject to income taxes.
• Program withdrawals may be monthly, quarterly,
semi-annual or annual, unless you have less than
$25,000 in Contract Value, in which case only
annual payments are available.
• We reserve the right to discontinue or modify the
program subject to the requirements of law.

Financial Adviser Fees
If you have a financial adviser and want to pay their
financial adviser fees from this Contract, you can
instruct us to withdraw the fee from your Contract
and pay it to your Financial Professional or Financial
Professional’s firm as instructed.

• Only available during the Accumulation Phase.
• Financial adviser fees are in addition to the
Contract’s fees and expenses.
• Deductions for financial adviser fees are treated as
withdrawals under the Contract.
• Program withdrawals count against free withdrawal
privilege.
• Program withdrawals may be subject to negative
Daily Adjustments.
• Program withdrawals are subject to withdrawal
charges, income taxes, and may also be subject to
a 10% additional federal tax for amounts
withdrawn before age 59 1∕2.
• We reserve the right to discontinue or modify the
program.
• See section 1 for an example of how deduction of
financial adviser fees impact the Contract.

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

Standard Benefits (No Additional Charge)
Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
Waiver of Withdrawal Charge Benefit	Waives withdrawal charges if you become confined to a skilled nursing facility or hospital.
• Only available during the Accumulation Phase.
• Confinement must begin after the first Contract
Year, be for at least 90 consecutive days, and
requires proof of stay.
• Requires physician certification.
• Not available if any Owner was confined on the
Issue Date.
• Program withdrawals count against free withdrawal
privilege.
• Program withdrawals may be subject to negative
Daily Adjustments.
• Program withdrawals are not subject to withdrawal
charges, but are subject to income taxes, and may
also be subject to a 10% additional federal tax for
amounts withdrawn before age 59 1∕2.
• State variations may apply.

Traditional Death Benefit
Provides a death benefit equal to the greater of the
Contract Value, or Guaranteed Death Benefit Value.
The Guaranteed Death Benefit Value is total
Purchase Payments adjusted for withdrawals.
An example of the death benefit provided by the
Traditional Death Benefit is included in section 10,
Death Benefit.
An example of how deduction of financial adviser
fees impact the death benefit is included in section 1.

• Benefit only available during the Accumulation
Phase.
• Withdrawals, including any negative Daily
Adjustments, may significantly reduce the benefit
as indicated in section 1, Financial Adviser Fee
Deduction Example.
• Restrictions on Purchase Payments may limit the
benefit.
• Annuitizing the Contract will end the benefit.

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

Standard Benefits (No Additional Charge)
Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
Performance Lock
Allows you to capture the current Index Option Value
during the Term for an Index Option. Can help
eliminate doubt about future Index performance and
possibly limit the impact of negative performance.
Can allow you to transfer out of an Index Option
before the Term End Date.
A Performance Lock example is included in section
4, Valuing Your Contract — Performance Locks.

• Available during the Accumulation Phase.
• Performance Locks must be executed before the
Term End Date.
• If a Performance Lock is executed, the locked
Index Option will no longer participate in Index
performance (positive or negative) for the
remainder of the Term, and will not receive a
Performance Credit on the Term End Date.
• You will not know your locked Index Option Value
in advance.
• The locked Index Option Value will reflect a Daily
Adjustment.
• If a Performance Lock is executed when the Daily
Adjustment has declined, it will lock in any loss.
• A Performance Lock can be executed only once
each Term for each Index Option.
• Cannot execute a Performance Lock for only a
portion of the Index Option Value.
• Deductions (e.g. withdrawals, fees) decrease the
locked Index Option Value.
• Cannot transfer locked Index Option Value until the
next Index Anniversary that occurs on or
immediately after the Lock Date unless you
execute an Early Reallocation.
• We will not provide advice or notify you
regarding whether you should execute a
Performance Lock or the optimal time for doing
so.
• We will not warn you if you execute a
Performance Lock at a sub-optimal time.
• We are not responsible for any losses related
to your decision whether or not to execute a
Performance Lock.

Early Reallocation
Allows you to transfer from the Variable Option
and/or locked Index Options on days other than an
Index Anniversary.
An Early Reallocation Request example is included
in section 4, Valuing Your Contract — Early
Reallocations.

• Available during the Accumulation Phase.
• Early Reallocation requests are not accepted
before the Index Effective Date, or within 14
calendar days before an Index Anniversary; Index
Performance Strategy 6-year Term Index Options
and the Variable Option are not available as
destinations for an Early Reallocation transfer; and
you are limited to two Early Reallocation requests
each Index Year.
• All Index Options can be temporarily unavailable
for Early Reallocation at any time, which means
there may be times when Early Reallocation is
unavailable to you.
• We will not provide advice or notify you
regarding whether you should execute an Early
Reallocation or the optimal time for doing so.
• We will not warn you if you execute an Early
Reallocation at a sub-optimal time.
• We are not responsible for any losses related
to your decision whether or not to execute an
Early Reallocation.

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

10. Death Benefit
“You” in this section refers to the Owner, or the Annuitant if the Contract is owned by a non-individual.
The Contract provides the Traditional Death Benefit for no additional charge. The death benefit is the greater of the Contract Value, or Guaranteed Death Benefit Value. The Traditional Death Benefit's Guaranteed Death Benefit Value is total Purchase Payments reduced proportionately for withdrawals you take (including any withdrawal charge).
The death benefit is only available during the Accumulation Phase. If you or the Determining Life (Lives) die during the Accumulation Phase, we process the death benefit using prices determined after we receive the required information, which is either a Valid Claim or due proof of death as stated here. (For information on due proof of death see the Glossary – Valid Claim). If we receive this information at or after the end of the current Business Day, we use the next Business Day’s prices.
If there are multiple Beneficiaries, each Beneficiary receives the portion of the death benefit he or she is entitled to when we receive his or her Valid Claim. If a Beneficiary dies before you or the Designated Life, that Beneficiary’s interest in this Contract ends unless your Beneficiary designation specifies otherwise. If there are no remaining Beneficiaries, or no named Beneficiaries, we pay the death benefit to your estate, or if the Owner is a non-individual, to the Owner. Unless you instruct us to pay Beneficiaries a specific percentage of the death benefit, each Beneficiary receives an equal share.
Each Beneficiary’s portion of the death benefit remains in the Allocation Options based on the allocation instructions that were in effect on the date of death until we receive his or her Valid Claim and we either pay the claim or the Beneficiary provides alternate allocation instructions. If there is Variable Account Value in the Variable Option awaiting transfer to the Index Options on the date of death, it remains there until the next Index Anniversary. If an Index Anniversary occurs before we receive a Valid Claim, we will transfer that Beneficiary’s portion of the Variable Account Value destined for the Index Options based on the allocation instructions that were in effect on the date of death.
From the time we determine the death benefit until we make a complete distribution, any amount in the Allocation Options continues to be subject to investment risk that is borne by the recipient(s). Once we receive notification of death, we may no longer accept or process transfer requests. After we receive the first Valid Claim from any Beneficiary, we also will not accept additional Purchase Payments or allow any partial or full withdrawals unless the withdrawal is required to comply with federal tax law.
On the first death of a Determining Life during the Accumulation Phase, if the Traditional Death Benefit is in effect, your Beneficiary(ies) will receive the greater of the Contract Value or Guaranteed Death Benefit Value. The Guaranteed Death Benefit Value is total Purchase Payments reduced proportionately for withdrawals you take (including any withdrawal charge). For example, assume total Purchase Payments are $90,000, you take no withdrawals, and the current Contract Value is $100,000. The death benefit for the Traditional Death Benefit is the $100,000 Contract Value.
If the date we are determining the death benefit is not the Term End Date, the Contract Value reflects the Daily Adjustment. Withdrawals you take reduce your Guaranteed Death Benefit Value by the percentage of Contract Value withdrawn (including any withdrawal charge), determined at the end of each Business Day. All withdrawals you take reduce the Guaranteed Death Benefit Value and Contract Value, even Penalty-Free Withdrawals, and financial adviser fees that you choose to have us pay from this Contract. However, we do not reduce the Guaranteed Death Benefit Value for deductions we make for Contract fees and expenses. Deductions for Contract fees and expenses will, however, decrease the Contract Value by the dollar amount withdrawn. In addition, because the death benefit is the greater of Contract Value or the Guaranteed Death Benefit Value, deductions we make for Contract fees and expenses may reduce the death benefit available to your Beneficiaries.
Examples of the impact of withdrawals for financial adviser fees that you choose to have us pay from this Contract on the death benefit are included in section 1.
What Happens Upon Death?
If you are the Determining Life, or if you and the Determining Life (Lives) are different individuals and die simultaneously as described in the discussion of Beneficiaries in section 2, Ownership, Annuitants, Determining Life, Beneficiaries and Payees, we determine the Traditional Death Benefit at the end of the Business Day we receive a Valid Claim. For multiple Beneficiaries, each surviving Beneficiary receives the greater of their portion of the:
●
Guaranteed Death Benefit Value determined at the end of the Business Day we receive the first Valid Claim from any one Beneficiary, or

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

●
Contract Value determined at the end of the Business Day during which we receive his or her Valid Claim.
In this instance, if the Beneficiary:
−
is a surviving spouse and chooses to continue the Contract;
−
selects death benefit payment Option B; or
−
selects death benefit payment Option C and takes payment over a period not extending beyond the Beneficiary’s life expectancy;
we increase the Contract Value to equal the Guaranteed Death Benefit Value if greater when we receive a Valid Claim.
If you and the Determining Life (Lives) are different individuals and do not die simultaneously, the death benefit is as follows. This can only occur if you change the Owner after the Issue Date.
●
If a Determining Life dies before you, we do not pay a death benefit to the Beneficiary(ies), but we may increase the Contract Value if the Traditional Death Benefit is still in effect. At the end of the Business Day we receive due proof of a Determining Life’s death, we increase the Contract Value to equal the Guaranteed Death Benefit Value if greater, and the Traditional Death Benefit ends.
●
Upon your death, your Beneficiary(ies) receive the Contract Value determined at the end of the Business Day during which we receive each Beneficiary’s Valid Claim.
Upon the death of a Determining Life, if we increase the Contract Value to equal the Guaranteed Death Benefit Value, we allocate this increase to the Variable Option. On the next Index Anniversary, we transfer these assets according to the allocation instructions. However, if the allocation instructions include any temporarily unavailable Index Option(s), those assets will remain in the Variable Option until either, (1) we receive a change to allocation instructions that transfer these assets to available Index Option(s), or (2) an Early Reallocation is executed. Executing an Early Reallocation will result in the remaining time prior to your next Index Anniversary being added to your new Term length. For example, assume your next Index Anniversary is in four months. At this point, you elect an Early Reallocation and choose a new 3-Year term Index Option. The remaining four months prior to the next Index Anniversary will be added to the new 3-year Term for your newly selected Index Option, extending the new Term length to 40 months.
The Traditional Death Benefit ends upon the earliest of the following.
●
The Business Day before the Annuity Date.
●
The Business Day that the Guaranteed Death Benefit Value and Contract Value are both zero.
●
Upon the death of a Determining Life, the end of the Business Day we receive a Valid Claim from all Beneficiaries if you and the Determining Life are the same individuals, or if you and the Determining Life (Lives) are different individuals and die simultaneously.
●
Upon the death of a Determining Life, the end of the Business Day we receive due proof of the Determining Life’s death if you and the Determining Life (Lives) are different individuals and do not die simultaneously.
●
Upon the death of an Owner (or Annuitant if the Owner is a non-individual), the end of the Business Day we receive the first Valid Claim from any one Beneficiary, if the Owner (or Annuitant) is no longer a Determining Life.
●
The Business Day the Contract ends.
We base the Guaranteed Death Benefit Value on the first death of a Determining Life (or Lives). This means that upon the death of an Owner (or Annuitant if the Owner is a non-individual), if a surviving spouse continues the Contract, the
Guaranteed Death Benefit Value is no longer available. Also, if you and the Determining Life (Lives) are different individuals and you die first, the Guaranteed Death Benefit Value is not available to your Beneficiary(ies).

Death of the Owner and/or Annuitant
Appendix A to the Form N-4 SAI includes tables that are intended to help you better understand what happens upon the death of any Owner and/or Annuitant under the different phases of the Contract.
Death Benefit Payment Options During the Accumulation Phase
Each Beneficiary must select one of the death benefit payment options listed below.
If a Beneficiary requests a lump sum payment under Option A, we pay that Beneficiary within seven days of receipt of his or her Valid Claim, unless the suspension of payments or transfers provision is in effect. Payment of the death benefit may be delayed, pending receipt of any state forms.

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

Spousal Continuation: If the Beneficiary is the deceased Owner’s spouse, he or she can choose to continue the Contract with the portion of the death benefit the spouse is entitled to in his or her own name. However, spousal continuation is not available if this is an Inherited IRA, or Inherited Roth IRA. For an IRA, Roth IRA, or SEP IRA Contract, spousal continuation can only occur if the surviving spouse is the Contract’s sole primary Beneficiary. For Qualified Contracts purchased through a qualified plan and non-individually owned Contracts, spousal continuation is only available to Qualified Contracts through a direct rollover to an IRA. Spouses must qualify as such under federal law to continue the Contract. Individuals who have entered into a registered domestic partnership, civil union, or other similar relationship that is not considered to be a marriage under state law are also not considered to be married under federal law. An election by the spouse to continue the Contract must be made on the death claim form before we pay the death benefit. If the deceased Owner was a Determining Life and the surviving spouse Beneficiary continues the Contract, at the end of the Business Day we receive his or her Valid Claim, we increase the Contract Value to equal the Guaranteed Death Benefit Value if greater and available, and the Traditional Death Benefit ends. If the surviving spouse continues the Contract:
●
he or she becomes the new Owner and may exercise all of the Owner’s rights, including naming a new Beneficiary or Beneficiaries;
●
he or she is subject to any remaining withdrawal charge; and
●
upon the surviving spouse’s death, their Beneficiary(ies) receive the Contract Value determined at the end of the Business Day during which we receive a Valid Claim from each Beneficiary.
Death Benefit Payment Options
The following applies to Non-Qualified Contracts. Different rules may apply to Qualified Contracts. For more information, please see section 11, Taxes – Distributions Upon the Owner’s Death (or Annuitant’s Death if the Owner is a Non-Individual).
Option A: Lump sum payment of the death benefit.
Option B: Payment of the entire death benefit within five years of the date of any Owner’s death. The Beneficiary can continue to make transfers between Allocation Options and is subject to a 1.25% M&E charge for any amounts allocated to the Variable Option.
Option C: If the Beneficiary is an individual, payment of the death benefit as Annuity Payments under Annuity Options A, B, or C. If you take the death benefit as Annuity Payments, we do not require that the Annuity Date occur on an Index Anniversary. With our written consent other options may be available for payment over a period not extending beyond the Beneficiary’s life expectancy under which the Beneficiary can continue to make transfers between Allocation Options and is subject to a 1.25% M&E charge for any amounts allocated to the Variable Option.
Distribution from Non-Qualified Contracts under Option C must begin within one year of the date of the Owner’s death. Any portion of the death benefit from Non-Qualified Contracts not applied to Annuity Payments within one year of the date of the Owner’s death must be distributed within five years of the date of death.
If a Non-Qualified Contract is owned by a non-individual, then we treat the death of an Annuitant as the death of an Owner for purposes of the Code’s distribution at death rules, which are set forth in Section 72(s) of the Code.
In all events, notwithstanding any provision to the contrary in the Contract or this prospectus, a Non-Qualified Contract is interpreted and administered in accordance with Section 72(s) of the Code.

11. Taxes
This section provides a summary explanation of the tax ramifications of purchasing a Contract. We do not provide individual tax advice. You should contact your tax adviser to discuss this Contract’s effects on your personal tax situation.
Annuity Contracts in General
Annuity contracts are a means of setting aside money for future needs – usually retirement. Congress recognized the importance of saving for retirement and provided special rules in the Code for annuities.
There are different rules regarding how you will be taxed, depending upon how you take the money out and whether the annuity is Qualified or Non-Qualified. Generally, any taxable distribution is subject to income taxes at ordinary income tax rates (instead of capital gains rates).

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

You can purchase either a Qualified Contract or a Non-Qualified Contract.  If you do not purchase one of the various types of Qualified Contracts described in this section, the Contract is referred to as a Non-Qualified Contract.
This prospectus does not address specific state tax laws. You should discuss state taxation with your tax adviser.
Qualified Contracts
If you purchase the Contract as an IRA, Roth IRA, SEP IRA, Inherited IRA, Inherited Roth IRA, or to fund a qualified retirement plan, the Contract is referred to as a Qualified Contract. Qualified Contracts are subject to certain restrictions under the Code, including restrictions on the amount of annual contributions, restrictions on how much you can earn and still be able to contribute to a Qualified Contract, and specialized restrictions on withdrawals. Qualified Contracts must be purchased from earned income from the relevant year or years, or from a rollover or transfer from a qualified contract. An IRA to IRA indirect rollover can occur only once in any twelve-month period from all of the IRAs you currently own. Adverse tax consequences may result if contributions, distributions, and transactions in connection with the Qualified Contract do not comply with the law.
A Qualified Contract funded by an annuity does not provide any additional tax deferral. However, the Contract has features and benefits other than tax deferral that may make it appropriate for an IRA or qualified retirement plan. You should consult your tax adviser regarding these features and benefits before purchasing a Qualified Contract.
We may issue the following types of Qualified Contracts to an individual. Purchasers of a Contract for use with IRAs have the right to revoke their purchase within seven days of the earliest of the establishment of the IRA, or their purchase.
●
IRA (traditional IRA). Section 408 of the Code permits eligible individuals to fund IRAs. IRA contributions are limited each year to the lesser of a dollar amount specified in the Code or 100% of the amount of earned income included in the Owner’s income. Contributions may be tax deductible based on the Owner’s income. Contributions must be made in cash. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of IRAs or qualified retirement plans that are transferred or rolled over on a tax-deferred basis into an IRA.
●
Roth IRA. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA are limited each year to the lesser of a dollar amount specified in the Code or 100% of the amount of earned income included in the Owner’s income. Contributions are also limited or prohibited if the Owner’s income is above certain limits. Contributions must be made in cash. The limit on the amount contributed to a Roth IRA does not apply to distributions from certain other types of IRAs or qualified retirement plans that are transferred or rolled over (conversion) into a Roth IRA.
Conversions to a Roth IRA from an IRA or other eligible qualified retirement plan are permitted regardless of an individual’s income. A conversion to a Roth IRA results in a taxable event, but not a 10% additional federal tax for early withdrawal if certain qualifications are met (please consult your tax adviser for more details).
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SEP IRA. Employers may establish SEP IRAs under Code Section 408(k) to provide IRA contributions on behalf of their employees. In addition to all of the general rules governing IRAs, such plans are subject to additional requirements and different contribution limits.
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Inherited IRA and Inherited Roth IRA. The Code permits beneficiaries of investments that were issued under qualified retirement plans or IRAs to directly transfer the death benefit from that investment into a variable annuity contract (Inherited IRA or Inherited Roth IRA). If you purchase this Contract as a transfer from another carrier, you will become the Owner of the new Inherited IRA or Inherited Roth IRA Contract. The ownership of this Contract will also reflect the name of the deceased previous owner. Once an Inherited IRA or Inherited Roth IRA is established, no further Purchase Payments can be made. We may choose not to allow this Contact to be purchased as an Inherited IRA or Inherited Roth IRA.
We may issue the following type of Qualified Contract to a qualified retirement plan.
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Qualified Retirement Plans: Pension and Profit-Sharing Plans. A qualified plan is a retirement or pension plan that meets the requirements for tax qualification under the Code. Sections 401(a) and 401(k) of the Code permit employers, including self-employed individuals, to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the Contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees are not included in the gross income of the employee until distributed from the plan. The tax consequences to participants may vary, depending upon the particular plan design. Participant loans are not allowed under the Contracts purchased in connection with these plans.

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

If the Contract is purchased for a qualified plan under Section 401 of the Code, the plan is both the Owner and the Beneficiary. The authorized signatory, plan administrator, or plan trustee for the plan must make representations to us that the plan is qualified under the Code on the Issue Date and is intended to continue to be qualified for the entire Accumulation Phase of the Contract, or as long as the qualified plan owns the Contract. The qualified plan may designate a third party administrator to act on its behalf. All tax reporting is the responsibility of the plan. In the event the qualified plan instructs us to roll the plan assets into an IRA for the Annuitant under this Contract, we change the qualification type of the Contract to an IRA and make the Annuitant the Owner. The qualified plan is responsible for any reporting required for the rollover transactions out of the plan. We are responsible for any reporting required for the Contract as an IRA.
Purchasers of Contracts for use with pension or profit-sharing plans should obtain competent tax advice as to the tax treatment and suitability of holding an annuity within a plan.  Because of the minimum Purchase Payment requirements, these Contracts may not be appropriate for some retirement plans that are funded on a periodic basis. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Contract may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. We are not bound by the terms and conditions of such plans to the extent such terms conflict with the terms of a Contract, unless we specifically consent to be bound. Owners, participants, and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law. We may choose not to allow pension or profit-sharing plans to purchase this Contract.
Summary of Individuals and Entities That Can Own a Qualified Contract
Currently, we offer the following types of Qualified Contracts.
Type of Contract	Persons and Entities that can own the Contract
IRA	Must have the same individual as Owner and Annuitant.
Roth IRA	Must have the same individual as Owner and Annuitant.
SEP IRA	Must have the same individual as Owner and Annuitant.
Certain Code Section 401 Plans
A qualified retirement plan is the Owner and the Annuitant must be an individual who is a participant in the plan. If the qualified retirement plan is a defined benefit plan, the individual must be the only participant in the plan.
We may determine which types of qualified retirement plans are eligible to purchase this
Contract.

Inherited IRA and Inherited Roth IRA	Must have the same individual as Owner and Annuitant. The deceased owner of the previously held tax-qualified arrangement will also be listed in the titling of the Contract.
Non-Qualified Contracts
You can instead purchase a Non-Qualified Contract, which is not qualified pursuant to a specialized provision of the Code.  There are no Code restrictions on annual contributions to a Non-Qualified Contract or how much you can earn and still contribute to a Contract.
Non-Qualified Contracts Owned by Non-Individuals
When a Non-Qualified Contract is owned by a non-individual (other than a trust holding the Contract as an agent for an individual), the Contract is not generally treated as an annuity for tax purposes. This means that the Contract may not receive the benefits of tax deferral and any Contract earnings may be taxable every year.
Taxation of Withdrawals
Section 72 of the Code governs taxation of annuities in general. An Owner is generally not taxed on increases in the value of a Contract until a distribution occurs, either in the form of withdrawals or as Annuity Payments.
For a full withdrawal (total redemption), a partial withdrawal, or a death benefit, the recipient is taxed on the portion of the payment that exceeds your investment in the Contract (often referred to as cost basis). For Non-Qualified Contracts, this cost basis is generally the Purchase Payments, while for Qualified Contracts there is generally no cost basis, which means the withdrawal is fully taxable, except for qualified distributions from Roth IRAs and IRAs where you have separately tracked and reported any after-tax contributions that you have made.

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

For Non-Qualified Contracts, the taxable portion of a partial withdrawal is the portion of the payment considered to be gain in the Contract (for example, the difference, if any, between the Contract Value immediately before the withdrawal, unreduced by any withdrawal charges, and the Contract’s cost basis). The withdrawals are generally taxed as though you were paid taxable earnings first, and then as a non-taxable return of Purchase Payments.
Distributions from a Roth IRA generally are not subject to income tax if the Roth IRA has been held for five years (starting with the year in which the first contribution is made to any Roth IRA) and the Owner satisfies a triggering event such as attaining age 59 1∕2, death, disability or a first time homebuyer (subject to a $10,000 lifetime limit).
Distribution before satisfying the five year period or triggering event requirement may subject the distribution to taxation. Please be aware that each Roth IRA conversion has its own five year holding period requirement for purposes of determining if the 10% additional federal tax described below applies.
10% Additional Federal Tax
Withdrawals (whether partial or full) and Annuity Payments taken before age 59 1∕2 are subject to a 10% additional federal tax unless an exception applies. The exceptions are different for Qualified Contracts and Non-Qualified Contracts, and are also different for IRAs and qualified plans. If the Contract is jointly owned, we send one check payable to both Joint Owners and we tax report to each Joint Owner individually. Tax reporting to each Joint Owner individually can create a discrepancy in taxation if only one Joint Owner is under age 59 1∕2 because that Joint Owner may be subject to the 10% additional federal tax.
Exceptions to the 10% Additional Federal Tax for Qualified Contracts
1)
distributions made on or after the date you (or the Annuitant as applicable) reach age 59 1∕2;
2)
distributions following your death or disability (or the Annuitant as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code);
3)
distributions paid in a series of substantially equal payments made annually (or more frequently) for your life (or life expectancy) or joint lives of you and your designated Beneficiary;
4)
distributions made to you after separation from service after reaching age 55 (does not apply to IRAs);
5)
distributions made to you to the extent such distributions do not exceed the amount allowed as a deduction under Code Section 213 for amounts paid during the tax year for medical care;
6)
distributions made on account of an IRS levy upon the Qualified Contract;
7)
distributions from an IRA for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for you and your spouse and dependents if you have received unemployment compensation for at least 12 weeks (this exception will no longer apply after you have been re-employed for at least 60 days);
8)
distributions from an IRA made to you, to the extent such distributions do not exceed your qualified higher education expenses (as defined in Section 72(t)(7) of the Code) for the tax year;
9)
distributions from an IRA which are qualified first-time homebuyer distributions (as defined in Section 72(t)(8) of the Code);
10)
distributions made to an alternate Payee pursuant to a qualified domestic relations order (does not apply to an IRA);
11)
distributions made to a reservist called to active duty after September 11, 2001, for a period in excess of 179 days (or for an indefinite period), from IRAs or amounts attributable to elective deferrals under a 401(k) plan made during such active period;
12)
distributions that are corrective distributions (and associated earnings) of excess contributions, excess aggregate contributions and excess deferrals, made timely;
13)
distributions made during the payment period starting on the birth of a child or the finalization of an adoption (up to $5,000);
14)
distributions that are qualified disaster recovery distributions;
15)
distributions due to having a terminal illness;
16)
distributions that are emergency personal expense distributions up to $1,000 after December 31, 2023; and
17)
distributions that are eligible distributions as a domestic abuse victim, not to exceed the lesser of $10,000 or 50% of the IRA or qualified plan vested benefit value, after December 31, 2023.
With respect to (13) through (17) above, a qualified birth or adoption distribution, a qualified disaster recovery distribution, a terminal illness distribution, an emergency personal expense distribution and an eligible distribution as a domestic abuse victim may each be repaid any time within the 3-year period from the date the distribution was received in one or more

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

contributions into an IRA or qualified retirement plan (if you are eligible to make a contribution to the qualified retirement plan). The repayment contribution will be treated as a rollover into the IRA or qualified retirement plan.
With respect to (3) above, if the series of substantially equal periodic payments is modified before the later of the Annuitant attaining age 59 1∕2 or the close of the five year period that began on the date the first payment was received, then the tax for the year of the modification is increased by the 10% additional federal tax, plus interest for the tax years in which the exception was used. A partial withdrawal, or prior to January 1, 2024, a partial transfer, or partial rollover taken after a series of substantially equal periodic payments has begun will result in the modification of the series of substantially equal payments and therefore will result in the imposition of the 10% additional federal tax and interest for the period as described above. You should obtain competent tax advice before you take any partial withdrawals from your Contract. Adding Purchase Payments to a Contract that is making substantially equal periodic payments will also result in a modification of the payments.
For 2020 only, the Coronavirus Aid, Relief, and Economic Security (CARES) Act, permitted corona-virus related distributions from Qualified Contracts and IRAs up to an aggregate amount of $100,000. This type of distribution was an exception to the 10% additional federal tax. To qualify for the distribution, generally you, your spouse, or dependent had to have been diagnosed with the virus, or you had to have been affected economically in certain ways because of the virus. The tax associated with the distributions may be paid ratably over three years, beginning with the 2020 tax year. The CARES Act also allows you to recontribute the amount you withdrew to an eligible retirement plan (to which you can make a rollover contribution) in one or more payments within three years.
Exceptions to the 10% Additional Federal Tax for Non-Qualified Contracts
1)
paid on or after you reach age 59 1∕2;
2)
paid after you die;
3)
paid if you become totally disabled (as that term is defined in Section 72(m)(7) of the Code);
4)
paid in a series of substantially equal payments made annually (or more frequently) for your life (or life expectancy) or joint lives of you and your designated Beneficiary;
5)
paid as annuity payments under an immediate annuity; or
6)
that come from Purchase Payments made before August 14, 1982.
With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1∕2 or the close of the five year period that began on the date the first payment was received, then the tax for the year of the modification is increased by the 10% additional federal tax, plus interest, for the tax years in which the exception was used. A partial withdrawal or prior to January 1, 2024, a partial 1035 exchange taken after a series of substantially equal periodic payments has begun will result in the modification of the series of substantially equal payments and therefore will result in the imposition of the 10% additional federal tax and interest for the period as described above. Adding Purchase Payments to a Contract that is making substantially equal periodic payments will also result in a modification of the payments.
Non-Qualified Annuity Medicare Tax
Distributions from Non-Qualified Contracts are considered investment income for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may apply to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) This tax does not apply to distributions from Qualified Contracts. Please consult a tax adviser for more information.
Payments for Financial Adviser Fees
Any financial adviser fees that you choose to have us pay from this Contract to your Financial Professional or Financial Professional's firm may result in a taxable distribution. Please consult with your Financial Professional before requesting us to pay financial adviser fees from this Contract rather than from other assets you may have.
RMDs From Qualified Contracts
Distributions from a Qualified Contract must commence no later than the required beginning date. For Roth IRAs, no distributions are required during the Owner’s lifetime. For IRAs other than Roth IRAs, the required beginning date is April 1 of the calendar year following the year in which you attain age 73. If you reached age 70 1∕2 on or before December 31, 2019, then age 70 1∕2 applies instead of age 73. If you reached age 72 on or before December 31, 2022, then age 72 applies

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

instead of age 73. If you reach age 74 after December 31, 2032, then age 75 applies instead of age 73. Under a qualified plan or 403(b), the required beginning date is generally April 1 of the calendar year following the later of the calendar year in which you reach the age noted for IRAs above or retire.
Generally, RMDs must be made over a period not exceeding the life or life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated Beneficiary. If the RMDs are not made, a 25% excise tax is imposed as to the amount not distributed. If you are attempting to satisfy these rules through partial withdrawals, the present value of future benefits provided under the Contract may need to be included in calculating the amount required to be distributed. If you enroll in our minimum distribution program, we make RMD payments to you that are designed to meet this Contract’s RMD requirements.
Diversification
Code Section 817(h) and accompanying Treasury Department Regulations impose diversification standards on the assets underlying variable annuity contracts. The Code provides that a variable annuity contract cannot be treated as an annuity contract for any period during which its investments are not adequately diversified as required by the United States Treasury Department. If the Contract no longer qualifies as an annuity contract, you would be subject to federal income tax each year with respect to Contract earnings accrued. We intend to manage all available Index Options, and we intend that all available underlying funds be managed by the investment advisers so that they comply with these diversification standards.
Owner Control
The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which an Owner’s control of the Separate Account’s investments may cause the Owner to be treated as the owner of the Separate Account’s assets, which would cause the Contract to lose its favorable tax treatment. In certain circumstances, variable annuity contract owners have been considered for federal income tax purposes to be the owners of the separate account’s assets, due to their ability to exercise investment control over those assets. In this case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area and some of our Contract’s features, such as the flexibility of an Owner to allocate Purchase Payments and transfer amounts among any available Variable Options, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over Separate Account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the owner of the Separate Account assets.
Taxation of Annuity Payments
For Annuity Payments from Non-Qualified Contracts, the portion of each payment included in income is determined by an exclusion ratio. The exclusion ratio is a calculation that causes a portion of each Annuity Payment to be non-taxable, based upon the percentage of your Contract Value that is from Purchase Payments. We determine the exclusion ratio for Annuity Payments by dividing the investment in the Contract (adjusted for any guaranteed period or refund guarantee) by the expected return anticipated to be paid as Annuity Payments (which is determined by Treasury Regulations). We determine the amount of each Annuity Payment that is excluded from income by multiplying the Annuity Payment by the exclusion ratio. Annuity Payments received after the investment in the Contract has been recovered (for example, when the total of the amounts excluded from income equal the investment in the Contract) are fully taxable.
Generally, Annuity Payments from Qualified Contracts are fully taxable unless you have separately tracked and reported any after-tax contributions that you have made. Annuity Payments that are qualified distributions from Roth IRAs are federal income tax free. Owners, Annuitants and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.
Distributions Upon the Owner’s Death (or Annuitant’s Death If the Owner Is a Non-individual)
Section 72(s) of the Code requires that, to be treated as an annuity contract for federal income tax purposes, a Non-Qualified Contract must contain certain provisions regarding distributions when an Owner dies. Specifically, Section 72(s) requires that: (a) if an Annuitant dies on or after you annuitize the Contract, but before distribution of the entire Contract’s interest, the entire Contract’s interest must be distributed at least as rapidly as under the distribution method being used as of the Annuitant’s date of death; and (b) if any Owner (or the Annuitant if the Owner is a non-individual) dies before you annuitize the Contract, the Contract’s entire interest must be distributed within five years after the Owner’s date of death.

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

These requirements are satisfied as to any part of an Owner’s interest that is payable to, or for the benefit of, a designated Beneficiary and distributed over the designated Beneficiary’s life, or over a period not extending beyond that Beneficiary’s life expectancy, provided that distributions begin within one year of the Owner’s death. The designated Beneficiary refers to an individual designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death.
However, if the designated Beneficiary is the deceased Owner’s surviving spouse, the surviving spouse can continue the Contract as the new Owner. If a couple is married in a jurisdiction (including a foreign country) that recognizes same-sex marriage, that marriage will be recognized for all federal tax purposes regardless of the law in the jurisdiction where they reside. However, the IRS did not recognize civil unions and registered domestic partnerships as marriages for federal tax purposes.
Same-sex civil union couples, domestic partners and spouses should contact their financial professional and a qualified tax adviser regarding their personal tax situation, the implications of any Contract benefits based on a spousal relationship, and their partner’s/spouse’s rights and benefits under the Contract.
Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements.
Upon death of an Owner of a Qualified Contract, the Setting Every Community Up for Retirement (SECURE) Act (contained within the Further Consolidated Appropriations Act enacted December 20, 2019) made significant changes to the payment options available to Beneficiaries of Owners who die on or after January 1, 2020. The rules discussed below reference IRA Contracts, but similar rules also apply to qualified retirement plans. With some exceptions, IRA Beneficiaries must receive their entire death benefit by December 31 following the tenth anniversary of the IRA Owner’s death.
The payment options for IRA Beneficiaries differ depending on several factors, including whether a Beneficiary is an Eligible Designated Beneficiary (EDB). An EDB includes any Beneficiary of the deceased IRA Owner who at time of death is: 1) the surviving spouse, 2) an individual not more than ten years younger than the IRA Owner, 3) a minor child of the IRA Owner, 4) a chronically ill individual, or 5) disabled individual. EDB status is determined at the IRA Owner’s death.
If you are an EDB, then you can begin RMD payments based on your single life expectancy (“stretch payments”) in the year following the deceased Owner’s death. You must begin to receive these RMD payments by December 31 of the year following the deceased Owner’s death (but see the exception for a spouse beneficiary below). If you are an EDB that elected to receive payments over your life expectancy, once you die, then your beneficiary must receive their entire death benefit by December 31 following the tenth anniversary of your death. Proposed Treasury Regulations would also require your beneficiary in certain circumstances to continue stretch payments during this 10-year period.
For a minor child Beneficiary, the payments based on life expectancy may continue only until the minor child reaches the age of majority (age 21 or the age specified in Treasury Regulations), unless the original IRA Owner had already reached the date at which he/she was required to begin receiving RMD payments, proposed Treasury Regulations would require a minor child Beneficiary to receive an RMD payment each year if the Owner died on or after their required beginning date. The minor child Beneficiary must receive their entire death benefit by December 31 following the tenth anniversary of reaching the age of majority.
If you were the spouse Beneficiary of the deceased Owner’s IRA Contract and your spouse had not yet reached the date at which he/she was required to begin receiving RMD payments (treating a Roth IRA as a traditional IRA for this purpose only), then you can wait to begin receiving RMD payments until the year that your spouse would have reached age 73 (age 75 if your spouse would have reached age 74 after December 31, 2032). Alternatively, if the deceased Owner had already reached the date at which he/she was required to begin receiving RMD payments, you must begin to receive these RMD payments by December 31 of the year following the deceased Owner’s death.
If you are a designated Beneficiary (generally an individual), but are not an EDB, the entire death benefit must be distributed by December 31 after the tenth anniversary of the IRA Owner’s death. If you die before the end of the ten-year period and the entire death benefit has not been distributed, your beneficiary must receive the entire death benefit by the same date you would have been required to receive the death benefit. Proposed Treasury Regulations would require you to receive an RMD each year if the Owner died on or after their required beginning date.
If the Beneficiary of the IRA Contract is a trust, current Treasury Regulations provide “see-through” treatment for trusts that meet certain requirements. If such treatment applies, the beneficiaries of the trust, rather than the trust itself will be treated as having been designated as beneficiaries of the IRA Contract for purposes of determining the distribution period

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

for RMD payments. Due to the changes made by SECURE, there is uncertainty regarding which distribution options are available when a trust is the Beneficiary of an IRA Contract. Proposed Treasury Regulations provide some additional information. Further clarification of situations involving trust Beneficiaries is expected to be provided when the Treasury Department finalizes proposed regulations. Individuals are encouraged to seek guidance from their own tax professional or legal counsel to determine how these new rules apply to their particular situation.
If the IRA Beneficiary is not a “designated beneficiary” (e.g., beneficiary is an estate, charity, or a trust that does not meet the requirements for “see-through” treatment), then the payment options are unchanged by the SECURE Act. If the IRA Owner had not yet reached the date at which he/she was required to begin receiving RMD payments (treating a Roth IRA as a traditional IRA for this purpose only), then these IRA Beneficiaries must receive their entire death benefit by December 31 following the fifth anniversary of the IRA Owner’s death. Alternatively, if the deceased Owner had already reached the date at which he/she was required to begin receiving RMD payments, these IRA Beneficiaries can begin RMD payments based on the single life expectancy of the Owner in the year of the deceased Owner’s death, reduced by one. These Beneficiaries must begin to receive these RMD payments by December 31 of the year following the deceased Owner’s death.
The SECURE Act impacts situations when the IRA Owner died before January 1, 2020 and the Beneficiary had elected stretch payments. In this situation, the stretch payments can continue to the Beneficiary, but once that Beneficiary dies, the successor beneficiary must receive any remaining death benefit by December 31 following the tenth anniversary of the original Beneficiary’s death. Proposed Treasury Regulations would require the successor beneficiary to receive an RMD payment each year.
The SECURE Act may limit the annuitization options that a Beneficiary may elect at the IRA Owner’s death to comply with the new death benefit payment rules. Also, if an IRA Owner elected an annuitization option and then dies, action may be needed by the Beneficiary if any remaining Annuity Payments do not comply with the new death benefit payment rules for a Beneficiary.
Tax-Free Section 1035 Exchanges
Subject to certain restrictions, you can make a “tax-free” exchange under Section 1035 of the Code for all or a portion of one non-qualified annuity contract for another, or all of a life insurance policy for a non-qualified annuity contract. If you perform a partial 1035 exchange, please be aware that no distributions or withdrawals can occur from the old or new annuity contract within 180 days of the partial exchange, unless you qualify for an exception to this rule. IRS guidance also provides that certain partial exchanges may not qualify as tax-free exchanges. You should consult a tax adviser to discuss the potential tax effects before making a 1035 exchange.
Before making an exchange, you should compare both contracts carefully. Remember that if you exchange a life insurance policy or annuity contract for the Contract described in this prospectus:
●
you might have to pay a withdrawal charge on your previous contract,
●
there is a new withdrawal charge period for this Contract,
●
other fees and expenses under this Contract may be higher (or lower),
●
the benefits may be different, and
●
you no longer have access to any benefits from your previous contract.
If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax, including a possible additional federal tax, on the exchange. You should not exchange an existing life insurance policy or another annuity contract for this Contract unless you determine the exchange is in your best interest and not just better for the person selling you the Contract who generally earns a commission on each sale.
Multiple Non-Qualified Contracts Purchased In the Same Year By the Same Owner
Code Section 72(e)(12) provides that multiple Non-Qualified deferred annuity contracts issued within the same calendar year to the same owner by one company or its affiliates are treated as one annuity contract for purposes of determining a distribution’s tax consequences. This treatment may result in adverse tax consequences, including more rapid taxation of distributions from combined contracts. For purposes of this rule, contracts received in a Section 1035 exchange are considered issued in the year of the exchange. You should consult a tax adviser before requesting a distribution if you purchased more than one Non-Qualified Contract in any calendar year period.

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

Assignments, Pledges and Gratuitous Transfers
Any assignment or pledge (or agreement to assign or pledge) the Contract Value is treated for federal income tax purposes as a full withdrawal. The Contract will not qualify for tax deferral while the assignment or pledge is effective. Qualified Contracts generally cannot be assigned, pledged, or transferred to another individual. For Non-Qualified Contracts, the Contract’s cost basis is increased by the amount includible as income with respect to such amount or portion, though it is not affected by any other aspect of the assignment or pledge (including its release). If an Owner transfers a Non-Qualified Contract (an ownership change) without adequate consideration to a person other than their spouse (or to a former spouse incident to divorce), the Owner is taxed on the difference between his or her Contract Value and the Contract’s cost basis at the time of transfer. In such case, the transferee’s investment in the Contract is increased to reflect the increase in the transferor’s income. An Owner should consult a tax adviser before requesting an assignment, transfer, or pledge.
Income Tax Withholding
Any part of a distribution that is taxable to the Owner or Beneficiary is subject to federal and/or state income tax withholding. Generally, we withhold amounts from Annuity Payments at the same rate as wages, and we withhold 10% from non-periodic payments, such as withdrawals. However, in most cases, you may elect not to have taxes withheld or to have withholding done at a different rate.
Certain distributions from retirement plans qualified under Code Section 401 that are not directly rolled over to another eligible retirement plan or IRA, are subject to a mandatory 20% federal income tax withholding. The 20% withholding requirement generally does not apply to:
●
a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated Beneficiary, or for a specified period of ten years or more; or
●
RMDs; or
●
any part of a distribution not included in gross income (for example, returns of after-tax contributions); or
●
hardship withdrawals.
Plan participants should consult a tax adviser regarding income tax withholding requirements.
Federal Estate Taxes
While no attempt is being made to discuss the Contract’s federal estate tax implications, an Owner should keep in mind the annuity contract’s value payable to a Beneficiary upon the Owner’s death is included in the deceased Owner’s gross estate. Depending on the annuity contract, the annuity’s value included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary, or the actuarial value of the payments to be received by the Beneficiary. Consult an estate planning adviser for more information.
Generation-Skipping Transfer Tax
The Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations may require us to deduct this tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
Foreign Tax Credits
We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under the federal tax law.
Possible Tax Law Changes
Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the Contract’s tax treatment could change. Consult a tax adviser with respect to legislative or regulatory developments and their effect on the Contract.
We have the right to modify the Contract in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment that annuity owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

12. Other Information
The Registered Separate Account
We established Allianz Life of NY Variable Account C (the Separate Account, formerly Preferred Life Variable Account C), as a separate account under New York State insurance law on February 26, 1988. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise our management of the Separate Account.
The Separate Account holds the Fund's shares that have been purchased with Contract assets. We keep the Separate Account assets separate from the assets of our general account and other separate accounts, including the non-unitized separate accounts we established in connection with the Index Options. The Separate Account is divided into subaccounts, each of which is a variable investment option under one or more variable annuity contracts that we issue through the Separate Account. The only subaccount currently available under this Contract is the Variable Option, which invests exclusively in shares of the AZL Government Money Market Fund.
We own the assets of the Separate Account. Income, gains, and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of our other assets. The assets of the Separate Account may not be used to pay any liabilities of Allianz Life of New York other than those arising from the variable investment portion of the Contracts and other variable annuity contracts supported by the Separate Account.
If the Separate Account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our general account, to the extent of seed money invested by us or earned fees and expenses. The obligations under the Contracts are obligations of Allianz Life of New York. We are obligated to pay all amounts promised to investors under the Contracts.
Our General Account
Our general account holds all our assets other than assets in our separate accounts. We own our general account assets, and, subject to applicable law, have sole investment discretion over them. The assets are subject to our general business operation liabilities and claims of our creditors and may lose value. We have not registered our general account as an investment company under the Investment Company Act of 1940.
Our general account assets fund guarantees provided in the Contracts. Contract Value that you apply to Annuity Payments becomes part of our general account.
Our Unregistered Separate Account
We allocate all assets backing the Index Options to an unregistered, non-unitized, non-insulated separate account (Separate Account IANY), which we established under New York Insurance Law solely for the purpose of supporting our obligations to pay Performance Credits associated with the Index Options. Separate Account IANY has two subaccounts: Subaccount IABV (which is a book value subaccount) and Subaccount IAMV (which is a market value subaccount).
Initially, a substantial majority of the aggregate assets backing the Index Options are allocated to Subaccount IABV. We hold all other assets that you allocate to the Index Options that are not invested in Subaccount IABV in Subaccount IAMV. Subsequently, there may be significant transfers of assets between Subaccount IABV and Subaccount IAMV in response to Index performance during the then-current Index Year. We typically transfer assets between the subaccounts if there is a 10% incremental change in year-to-date Index performance. This starts when the decrease in the market exceeds the applicable Buffer. We monitor year-to-date Index performance daily and change allocations daily if needed.
We invest the assets in Subaccount IAMV in hedging instruments, including derivative investments such as put and call options, as well as cash and fixed income securities. Like our general account, the assets in Separate Account IANY are subject to our general business operation liabilities and the claims of our creditors.
An Owner who allocates Contract Value to an Index Option does not have any interest in or claim on the assets in Separate Account IANY. In addition, neither the Owner nor the Index Options participate in any way in the performance of assets held in Separate Account IANY.
Distribution
Allianz Life Financial Services, LLC (ALFS), a wholly owned subsidiary of Allianz Life Insurance Company of North America, serves as principal underwriter for the Contracts. ALFS is a limited liability company organized in Minnesota, and is located at 5701 Golden Hills Drive, Minneapolis, MN 55416. ALFS is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates,

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and is a member of the Financial Industry Regulatory Authority (FINRA). ALFS is not a member of Securities Investors Protection Corporation. More information about ALFS is available at www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from FINRA describing its Public Disclosure Program.
We have entered into a distribution agreement with ALFS for the distribution of the Contracts. ALFS also may perform various administrative services on our behalf.
We may fund ALFS operating and other expenses, including:
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overhead,
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legal fees,
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accounting fees,
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Financial Professional training,
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compensation for the ALFS management team, and
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other expenses associated with the Contracts.
Financial Professionals and their managers may also be eligible for various benefits, such as production incentive bonuses, insurance benefits, and non-cash compensation items that we may provide jointly with ALFS. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, awards, merchandise and other similar items.
ALFS does not itself sell the Contracts on a retail basis. Rather, ALFS enters into selling agreements with other broker-dealers registered under the 1934 Act (selling firms) for the sale of the Contracts. We pay sales commissions to the selling firms and their Financial Professionals. The maximum commission payable to the selling firms for Contract sales is expected to not exceed 7% of Purchase Payments.  Sometimes, we enter into an agreement with a selling firm to pay commissions as a combination of a certain amount of the commission at the time of sale and a trail commission which, when totaled, could exceed 7% of Purchase Payments.
As of December 31, 2023, no Contract offered by this prospectus had been sold. Therefore, we have not included any underwriting commissions paid to ALFS.
A portion of the payments made to selling firms may be passed on to their Financial Professionals. Financial Professionals may receive cash and non-cash compensation and other benefits. Ask your Financial Professional for further information about what they and their firm may receive in connection with your Contract.
Commissions paid on the Contract, including other incentives or payments, are not charged directly to the Owners or the Separate Account. We intend to recover commissions and other expenses indirectly through fees and expenses imposed under the Contract.
Broker-dealers and their Financial Professionals and managers involved in sales of the Contracts may receive payments from us for administrative and other services that do not directly involve the sale of the Contracts, including payments made for recordkeeping, the recruitment and training of personnel, production of promotional literature and similar services. In addition, certain firms and their Financial Professionals may receive compensation for distribution and administrative services when acting in a wholesaling capacity and working with retail firms.
In certain instances, we and/or ALFS may make payments to a broker-dealer for inclusion of this Contract in its list of products that it offers for sale.
We and/or ALFS may pay certain selling firms additional marketing support allowances for:
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marketing services and increased access to their Financial Professionals;
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sales promotions relating to the Contracts;
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costs associated with sales conferences and educational seminars;
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the cost of client meetings and presentations; and
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other sales expenses incurred by them.
We retain substantial discretion in determining whether to grant a marketing support payment to a particular broker-dealer firm and the amount of any such payment.
We may also make payments for marketing and wholesaling support to broker-dealer affiliates of underlying funds that are available through the annuities we offer.

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Additional information regarding marketing support payments can be found in the Distributor section of the Statement of Additional Information.
Some Financial Professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your contract if you determine, after comparing the features, fees and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
The AZL Government Money Market Fund assesses a Rule 12b-1 fee of 0.25% of the Fund’s average daily net assets for the most recent calendar year. This fee is paid to ALFS as consideration for providing distribution and certain other services and incurring certain expenses permitted under the Fund’s plan.
In certain instances, an investment adviser and/or subadviser (and/or their affiliates) of an underlying fund may make payments for administrative services to ALFS or its affiliates.
We offer the Contracts to the public on a continuous basis. We anticipate continuing to offer the Contracts but reserve the right to discontinue the offering.
Administration/Allianz Service Center
The Allianz Service Center performs certain administrative services regarding the Contracts and is located at 5701 Golden Hills Drive, Minneapolis, Minnesota. The Service Center mailing address and telephone number are listed at the back of this prospectus. The administrative and routine customer services performed by our Service Center include processing and mailing of account statements and other mailings to Owners, responding to Owner correspondence and inquiries. Allianz Life Insurance Company of North America (as service provider for the Contracts) also contracts with Tata Consultancy Services (Tata) located at #42(P) & 45(P), Think Campus, Electronic City, Phase II, Bangalore, Karnataka 560100, India, to perform certain administrative services including:
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issuance and maintenance of the Contracts,
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maintenance of Owner records, and
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routine customer service including:
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processing of Contract changes,
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processing withdrawal requests (both partial and total), and
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processing requests for fixed annuity payments.
Services performed by Tata are overseen and quality control checked by our Service Center.
To reduce expenses, only one copy of most financial reports and prospectuses, including reports and the prospectus for the Fund, may be mailed to your household, even if you or other persons in your household have more than one contract issued by us or our affiliate. Call our Service Center at the toll-free telephone number listed at the back of this prospectus if you need additional copies of financial reports, prospectuses, or annual and semiannual reports, or if you would like to receive one copy for each contract in future mailings.
Legal Proceedings
Like other life insurance companies, we from time to time are involved in legal proceedings of various kinds, including regulatory proceedings and individual and class action lawsuits. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any such proceedings cannot be predicted with certainty, we believe that, at the present time, there are no pending or threatened legal proceedings to which we, the Separate Account, or ALFS is a party that are reasonably likely to materially affect the Separate Account, our ability to meet our obligations under the Contracts, or ALFS ability to perform its obligations.
Status Pursuant to Securities Exchange Act of 1934
Allianz Life of New York hereby relies on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934 from the requirement to file reports pursuant to Section 15(d) of that Act.

13. Information on Allianz Life of New York
Allianz Life of New York is a stock life insurance company organized under the laws of the State of New York on September 21, 1982. Our address is 1633 Broadway, 42nd Floor, New York, NY 10019-7585. Before January 1, 2003, Allianz Life of New York was known as Preferred Life Insurance Company of New York. We are a subsidiary of Allianz Life Insurance Company of North America (Allianz Life), which is also a stock life insurance company. Allianz Life is a

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subsidiary of Allianz of America, Inc. (AZOA), a financial holding company. AZOA is a wholly owned subsidiary of Allianz Europe, B.V., which in turn is a wholly owned subsidiary of Allianz SE, which is registered in Munich, Germany. We currently offer registered index-linked annuities and are licensed to do direct business in six states, including New York and the District of Columbia. This prospectus currently is offered only in New York.
Directors, Executive Officers and Corporate Governance
BOARD OF DIRECTORS
The Board currently consists of eight members, including our Chair and Chief Executive Officer, our President, our Chief Financial Officer and Treasurer, four independent outside board members, and one other non-independent board member.. The Company restructured its Board effective January 1, 2024. As part of the restructuring, Martha Clark Goss, Ronald M. Clark, Gary A. Smith and Jesse J. Kling each submitted their resignation as a member of the Board, effective December 31, 2023. Udo Frank, Walter R. White and Howard Woolley were subsequently elected to the Board and the size of the Board was reduced from nine to eight members.
The Board holds regular semi-annual meetings, generally in April and November of each year, and holds special meetings or takes action by unanimous written consent as circumstances warrant. The Board has standing Executive, Audit and Evaluation, Conflict of Interest, and Finance Committees, each of which is described in further detail below.
The current members of our Board are as follows. Age and positions are provided as of December 31, 2023, except as otherwise noted.
Jasmine M. Jirele
Chair, Director, and Chief Executive Officer
Jasmine M. Jirele, age 46, joined Allianz Life Insurance Company of New York in 2018 and currently serves as the Chair of the Board and the Chief Executive Officer of Allianz Life Insurance Company of New York and as the Chair of its Executive and Conflict of Interest Committees, since September 1, 2021. Ms. Jirele also serves as the President and Chief Executive Officer of Allianz Life, and as a member of its Board and its Executive Committee. She also serves as the Chair of the Board of AZOA Services Corporation and as the Chair of its Shared Plans Management Committee. Ms. Jirele also serves as a Governor of Allianz Investment Management U.S. LLC, and as a Director of Allianz Australia Life Insurance Holdings Limited, Allianz Australia Life Insurance Limited and Allianz Australia Life Policy Services Pty Limited. Ms. Jirele also serves as a member of the Allianz Australia Life Insurance Limited Board Customer, Conduct and Culture Committee.
Previously, Ms. Jirele was the Senior Vice President, Chief Growth Officer of Allianz Life from October 2018 to September 2021. In that role, Ms. Jirele was responsible for the oversight of corporate strategy, product innovation, marketing, digital, Ventures, and corporate communications. Previously, Ms. Jirele was a Governor of Allianz Strategic Investments, LLC from January to October 2021 and a Governor of Allianz Individual Insurance Group, LLC and TruChoice Financial Group, LLC from September 2021 to November 2022. She was previously a Governor of Allianz Investment Management LLC from January 1, 2021, to February 15, 2022. Ms. Jirele was also the President of AZOA Services Corporation from September 2021 to March 2022. Prior to that, Ms. Jirele held Executive Vice President and Senior Vice president roles at Wells Fargo.
Ms. Jirele brings to the Board extensive operations, product innovation, marketing and communications, growth strategy and insurance industry experience.
William E. Gaumond
Director, Chief Financial Officer, and Treasurer
William E. Gaumond, age 50, has served as the Chief Financial Officer and Treasurer and as a member of the Board of Directors of Allianz Life of New York since January 1, 2016. Mr. Gaumond also serves as Chair of its Finance Committee and as a member of its Executive Committee. Mr. Gaumond joined Allianz Life in 2004 and currently serves as its Senior Vice President, Chief Financial Officer and Treasurer, and as a member of its Board of Directors.
Mr. Gaumond also has served as the Chief Financial Officer of Allianz Foundation for North America since March 2016. He also serves as a Governor of Allianz Life Financial Services, LLC, Allianz Investment Management U.S. LLC, and Allianz Strategic Investments, LLC. Mr. Gaumond also serves as a Director and the President of Allianz Fund Investments, Inc., AZL PF Investments, Inc., and Dresdner Kleinwort Pfandbriefe Investments II, Inc.

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Mr. Gaumond also serves as a Director and the President of AZOA Services Corporation. He is also a Director of Questar Agency, Inc., Questar Capital Corporation, Yorktown Financial Companies, Inc., and Allianz Technology of America, Inc. Mr. Gaumond also serves as a Director of Allianz of America, Inc., and as its Executive Vice President. He also serves as a Director of Allianz Finance Corporation, and as its Chief Financial Officer and Treasurer.
Mr. Gaumond previously served as a Director of Questar Asset Management, Inc. from January 2016 to September 2021, and as a Governor of Allianz Individual Insurance Group, LLC and TruChoice Financial Group, LLC from January 2018 to November 2022. Mr. Gaumond served as the President of PFP Holdings, Inc. from December 2015 to February 2021 and as a Director of PFP Holdings, Inc. from December of 2015 to December of 2022. Mr. Gaumond previously served as the Interim Controller for Allianz Life and Allianz Life of New York, and as the Interim Treasurer for Allianz Foundation for North America, from October 2022 through March 2023. Mr. Gaumond also served as the Interim Vice President, Controller and Assistant Treasurer and as a Director of Allianz Life Insurance Company of Missouri through March 2023.
Mr. Gaumond brings to the Board extensive financial services, investment, and insurance industry experience. Mr. Gaumond is responsible for all finance and risk management functions, with oversight of the controller, financial planning, treasury, and corporate risk management areas.
Eric J. Thomes
Director and President
Eric J. Thomes, age 51, joined Allianz Life of New York on April 1, 2019, and currently serves as its President and as a member of its Board of Directors. Mr. Thomes also serves as the Senior Vice President, Chief Distribution Officer of Allianz Life. Mr. Thomes also serves as a Governor, the Chief Executive Officer and the Chief Manager of Allianz Life Financial Services, LLC. He also serves as the President and Chief Executive Officer and Board Chair of Yorktown Financial Companies, Inc., Questar Agency, Inc. and Questar Capital Corporation. Mr. Thomes previously served as a Director of Questar Asset Management, Inc. from April 2019 to September 2021. He also served as a Governor of Allianz Individual Insurance Group, LLC, and TruChoice Financial Group, LLC, from April 2019 to November 2022. Mr. Thomes is responsible for the development, design and implementation of Allianz Life’s and Allianz Life of New York’s sales and distribution strategies. Prior to his current roles, Mr. Thomes served as the Field Senior Vice President, FMO Sales from 2009 to 2019.
Mr. Thomes brings to the Board extensive financial services and insurance industry experience.
Udo Frank
Director
Udo Frank, age 64, joined Allianz Life of New York’s Board of Directors on January 1, 2024 and serves as its Lead Independent Director, the Chair of its Audit and Evaluation Committee and as a member of its Finance Committee and its Executive Committee. Mr. Frank also serves on Allianz Life’s Board of Directors as its Lead Independent Director, the Chair of its Audit Committee, and as a member of its Nomination, Evaluation and Compensation Committee and its Executive Committee. Mr. Frank has over 30 years of experience in the financial services and insurance industries. Mr. Frank worked for various Allianz SE investment and asset management affiliates from 1994 to 2014, including serving in numerous executive positions. Mr. Frank served as the Global Chief Executive Officer of RCM Capital Management, LLC from 2001 to 2011. From 2012 to 2014, he served the Head of Product Management and Chief Marketing Officer of Allianz Global Investors – U.S.
Mr. Frank brings to the Board extensive experience in the financial services and insurance industries, as well as extensive experience in investments and asset management.
Lorraine Lods
Director
Lorraine Lods, age 55, joined Allianz Life of New York’s Board of Directors on October 1, 2018. Ms. Lods has over 30 years of insurance and financial services experience. Ms. Lods has served as Regional Vice President of Allianz Life Financial Services, LLC covering the New York City-Long Island Territory since 2009. Ms. Lods brings to the Board extensive experience in the insurance and financial services industries as well as extensive experience in wholesaling.

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Kevin E. Walker
Independent Director
Kevin E. Walker, age 61, joined Allianz Life of New York’s Board of Directors on October 1, 2018, and is a member of its Audit and Evaluation Committee and its Finance Committee. Mr. Walker also serves on Allianz Life's Board of Directors and is a member of its Audit Committee and Chair of its Nomination, Evaluation and Compensation Committee. Mr. Walker serves as the Chair and Director of Allianz Reinsurance America, Inc., and is a member of its Audit Committee and Executive Committee. Mr. Walker has over 30 years of insurance and financial services experience. Mr. Walker served at various Allianz affiliates throughout his career, most recently as the President and Chief Executive Officer of Allianz Reinsurance America, Inc. from 2015 to 2016. Mr. Walker has also served as a director and officer for several other Allianz affiliates.
Mr. Walker brings to the Board extensive experience in the insurance industry, as well as extensive experience in finance and operations.
Walter R. White
Director
Walter R, age 67, joined Allianz Life of New York’s Board of Directors on January 1, 2024 and is a member of its Audit and Evaluation Committee and its Conflict of Interest Committee. Mr. White also currently serves on Allianz Life’s Board of Directors and is a member of its Audit Committee and its Nomination, Evaluation and Compensation Committee. Previously, Mr. White served as the President, Chief Executive Officer, and as a member of the Executive Committee of Allianz Life from January 1, 2012 to September 1, 2021; and then as a Senior Advisor through December 31, 2021. Mr. White also previously served on Allianz Life’s Board of Directors as Chair of the Board and was its President and Chief Executive Officer and a member of its Executive Committee. Mr. White also served on Allianz Life of New York’s Board of Directors as Chair of its Board and was its Chief Executive Officer, a member of its Executive Committee and Chair of its Conflict of Interest Committee. He also previously served as a Director and the President of AZOA Services Corporation and as the Chair of its Shared Plans Management Committee. Mr. White also served as a Governor of Allianz Individual Insurance Group, LLC, Allianz Investment Management LLC, Allianz Investment Management U.S. LLC, and TruChoice Financial Group, LLC. In addition, Mr. White previously served as a Director of Questar Capital Corporation and Questar Agency, Inc.
Mr. White brings to the Board extensive financial services and brokerage experience as well as key strategic planning and leadership skills developed as the former President and Chief Executive Officer of Allianz Life and the former President of Woodbury Financial.
Howard E. Woolley
Director
Howard E. Woolley, age 66, joined Allianz Life of New York’s Board of Directors on January 1, 2024 and is a member of its Audit and Evaluation Committee. Mr. Woolley also currently serves on Allianz Life’s Board of Directors and is a member of its Audit Committee and its Nomination, Evaluation and Compensation Committee. In 2015, Mr. Woolley formed Howard Woolley Group LLC, a strategic business and public policy firm serving leading technology and wireless industry clients, and serves as its President. He is a leader in the field of regulatory risk management, public policy, and government affairs. Mr. Woolley serves as a member of the board of directors, of Apple Hospitality REIT, Inc., a publicly traded real estate investment trust that owns hotels across the United States, and is a member of its Compensation Committee and its Nomination and Governance Committee. He also serves as the Lead Independent Director, for telecommunications company Somos Inc., and is a member of its Executive Committee, its Compensation Committee and its Nomination and Governance Committee. He serves on the boards of trustees for Johns Hopkins Medicine, Johns Hopkins University and Syracuse University. Mr. Woolley is co-chair of the Johns Hopkins University & Medicine External Affairs Committee and serves on the Johns Hopkins Medicine Executive Committee and the Syracuse University Audit, Academic Affairs and Executive Committees.
Mr. Woolley brings to the Board more than 20 years of extensive board experience and brings a wealth of experience and insights in several areas, including risk management.
EXECUTIVE OFFICERS
The current executive officers (other than Ms. Jirele and Messrs. Gaumond, Kling and Thomes) are as follows. Age and positions are provided as of December 31, 2023, except as otherwise noted.

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Karim Akhavan-Hezavei
Chief Operating Officer
Karim Akhavan-Hezavei, age 47, joined Allianz Life of New York August 1, 2022 and serves as its Chief Operating Officer. Mr. Akhavan-Hezavei also serves as the Senior Vice President, Chief Operating Officer of Allianz Life. Mr. Akhavan-Hezavei is responsible for Enterprise Operations, IT, and IT Security functions. Mr. Akhavan-Hezavei also has served as a Director of Allianz Technology of America, Inc. since November 2022.
Mr. Akhavan-Hezavei was previously the Chief Operating Officer for Allianz Services from January 2019 to July 2022. He was also a member of the Allianz Services Executive Management team with responsibility for operations and IT, global projects, and development of global business models.
Mr. Akhavan-Hezavei has served at various Allianz affiliates since 2013 in a variety of senior leadership roles. Prior to joining Allianz, he held positions with Siemens and Ernst & Young Consulting. Mr. Akhavan-Hezavei has a Master’s degree in Economics from Ludwig-Maximillans University in Munich, Germany.
Gretchen Cepek
Chief Legal Officer and Secretary
Gretchen Cepek, age 55, joined Allianz Life of New York February 17, 2012 and currently serves as its Chief Legal Officer and Secretary and as a member of its Conflict of Interest Committee. Ms. Cepek is responsible for the legal, ethics and compliance departments as well as government relations and the special investigations unit. Ms. Cepek also serves as the Senior Vice President, General Counsel and Secretary of Allianz Life and as the General Counsel and Secretary of AZOA Services Corporation. She is also a Director and the Chair and President of Allianz Foundation for North America. Ms. Cepek received her J.D. from Valparaiso University School of Law in 1993.
Neil H. McKay
Chief Actuary
Neil H. McKay, age 62, joined Allianz Life of New York in 1999 and has served as its Chief Actuary since April 8, 2014. Mr. McKay also has served as the Senior Vice President, Chief Actuary of Allianz Life since May 12, 2000. Mr. McKay is responsible for all of the actuarial functions of Allianz Life of New York and Allianz Life, including the actuarial assumptions underlying its products and the rate setting associated with existing and new products.
Jean-Roch P.F. Sibille
Chief Investment Officer
Jean-Roch P.F. Sibille, age 41, joined Allianz Life of New York in October 2018 and has served as its Chief Investment Officer since May 3, 2022. He also currently serves as the Senior Vice President, Chief Investment Officer of Allianz Life, and the Chief Investment Officer of Allianz Life Insurance Company of Missouri, LLC. Mr. Sibille is a Governor and the Chief Executive Officer of Allianz Investment Management U.S. LLC and a Governor of Allianz Investment Management, LLC and Allianz Strategic Investments, LLC. In addition, he serves as a Director and Vice President and Treasurer of AZL PF Investments Inc., Dresdner Kleinwort Pfandbriefe Investments II Inc., and Allianz Fund Investments, Inc. He also serves as a Director and the President of Allianz Finance Corporation.
Mr. Sibille leads the investment management, liquidity planning, hedging, and trading functions at Allianz Life. He is also a member of the global Allianz Investment Management Board, which serves the Allianz Group of insurance companies. Previously, Mr. Sibille served as the Senior Vice President, Chief Risk Officer and Chief Credit Officer of Allianz Life and as the Chief Risk Officer of Allianz Life of New York from January 2019 to May 2022.  Prior to his current roles, he spent four years at Allianz SE as the Head of Market Risk Management and Risk Reporting, and Head of the Independent Validation Unit.  Mr. Sibille also has broad work experience in risk management with AXA Belgium and Risk Dynamics.
Mr. Sibille earned an Executive Master of Business Administration at the Kellogg-WHU School of Management, a Ph.D. in Finance from the University of Liѐge, and a Master in Business Engineering at the University of Namur.
CORPORATE GOVERNANCE
Committees of the Board
The Executive Committee of the Board (“Executive Committee”) is currently composed of Ms. Jirele (Chair), and Messrs. Frank and Gaumond. Mr. Frank replaced Mr. Walker on January 1, 2024.. The function of the Executive Committee is to exercise the authority of the Board between meetings of the Board, with the exceptions set forth in Allianz Life of New York’s By-Laws. The Executive Committee did not meet in 2023, but acted twice by unanimous written consent.

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The Audit and Evaluation Committee of the Board is currently composed of Mr. Frank (Chair) and Messrs. Walker, White and Woolley. Messrs. Frank, White and Woolley replaced Ms. Clark-Goss and Mr. Clark on January 1, 2024. The Audit and Evaluation Committee is responsible for recommending the selection of independent certified public accountants, reviewing Allianz Life of New York’s financial condition and the scope and results of the independent audit and any internal audit, nominating candidates for director, evaluating the performance of principal officers deemed by the Audit and Evaluation Committee to be principal officers of Allianz Life of New York and recommending to the Board of Directors the selection and compensation of such principal officers and any plan to issue options to its officers and employees for the purchase of shares of stock. The Audit and Evaluation Committee met two times in 2023.
The Conflict of Interest Committee of the Board is currently composed of Ms. Jirele (Chair), and Ms. Cepek and Mr. White. Mr. White replaced Ms. Goss on January 1, 2024. The Conflict of Interest Committee assists Allianz Life of New York in addressing ethics and conflict of interest matters. The Conflict of Interest Committee met once in 2023.
The Finance Committee of the Board is currently composed of Messrs. Gaumond (Chair), Frank and White. Messrs. Frank and White replaced Messrs. Clark and Kling on January 1, 2024. The Finance Committee is responsible for exercising all the powers of the Board of Directors with respect to the investments of the funds of Allianz Life of New York. The Finance Committee met two times in 2023. The Finance Committee acted five times by unanimous written consent.
Independence of Certain Directors
Allianz Life of New York is not subject to the independence standards of the New York Stock Exchange or any other national securities exchange, but is subject to the independence standards set out in New York Insurance laws and the Model Audit Rule. Applying the independence standards of the Model Audit Rule to the current members of Allianz Life of New York’s Board of Directors, as well as the members that served on Allianz Life of New York’s Audit and Evaluation Committee during 2023, the Board of Directors has determined that Ms. Goss and Messrs. Clark and Walker were “independent” under those standards and newly elected directors, Messrs. Frank, White and Woolley are “independent” under those standards.
Code of Ethics
All of our officers and employees, including our Chief Executive Officer, President, Chief Financial Officer and Controller, are subject to Allianz Life of New York’s Code of Ethics.
Executive Compensation
Compensation Discussion and Analysis
In this section, we provide an overview of the goals and principal components of our executive compensation program and describe how we determine the compensation of our “Named Executive Officers” or “NEOs.” Allianz Life of New York is a subsidiary of Allianz Life. Each of our NEOs is employed by both Allianz Life of New York and Allianz Life. Our NEOs are compensated directly by Allianz Life. Allianz Life charges Allianz Life of New York an allocated percentage of each NEO’s compensation. The allocated percentage of compensation charged to Allianz Life of New York for our NEOs during the year ended December 31, 2023 is set forth below and hereafter referred to as the “Allocation Percentages.” For 2023, our NEOs were:
Name(1)	Title	Allocation Percentages
Jasmine M. Jirele	Chair and Chief Executive Officer	5.00%
William E. Gaumond	Chief Financial Officer and Treasurer	5.00%
(1)
Our three most highly paid executive officers other than our principal executive officer and principal financial officer are not included as NEOs for 2023 because their total compensation allocable to Allianz Life of New York did not exceed the $100,000 threshold established by SEC rules.
The details of each NEO’s compensation may be found in the Summary Compensation Table and other compensation tables included in this Executive Compensation section.
Executive Summary
Our NEOs are also officers of Allianz Life, our parent company, and are not paid additional compensation for serving as executive officers of Allianz Life of New York. Instead, our NEOs are paid directly by Allianz Life with a certain portion of their Allianz Life compensation allocated to Allianz Life of New York, which allocation is reviewed and approved by

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our Audit and Evaluation Committee with respect to those NEOs that are also the NY Principal Officers. The “NY Principal Officers” are the Chief Executive Officer, President, Chief Legal Officer, and Secretary, Chief Operating Officer and Chief Financial Officer and Treasurer. Therefore, our parent company, Allianz Life, establishes our NEOs’ compensation programs with our Audit and Evaluation Committee reviewing and approving the compensation allocations to Allianz Life of New York with respect to our NY Principal Officers. Allianz Life’s compensation programs are intended to align our NEOs’ interests with those of our ultimate stockholder, Allianz SE, the ultimate parent company of Allianz Life and Allianz Life of New York. Allianz Life’s compensation programs are designed to reward performance that meets or exceeds the goals established by the Compensation Committee, a management committee of Allianz Life. Allianz Life is tasked with establishing the executive compensation philosophy. In line with Allianz Life’s compensation philosophy described below, the total compensation received by our NEOs will vary based on individual and corporate performance in light of annual and long-term performance goals. Our NEOs’ total compensation is composed of a mix of annual base salary, annual cash awards based on corporate objectives and executive performance factors and long-term equity incentive awards in the form of restricted stock units of the equity securities of Allianz SE.
Compensation Philosophy and Strategy
Overview
The overriding goal of Allianz Life’s executive compensation programs is to attract, retain and motivate top-performing executive officers who will dedicate themselves to long-term financial and operational success. To this end, Allianz Life has structured the executive compensation programs to foster a pay-for-performance management culture by:
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providing total compensation opportunities that are competitive with the levels of total compensation available at the large diversified financial services companies with which Allianz Life most directly competes in the marketplace;
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setting performance metrics and objectives for variable compensation arrangements that reward executives for attaining both annual targets and long-term business objectives, thereby providing individual executives with the opportunity to earn above-average compensation by achieving above-average results;
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establishing equity-based arrangements that align executives’ financial interests with those of Allianz SE by ensuring executives have a material financial stake in the equity value of Allianz SE and the business success of its affiliates; and
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structuring compensation packages and outcomes to foster internal pay equity.

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

Compensation Components
To support this pay-for-performance strategy, Allianz Life’s total compensation program provides a mix of compensation components that bases the majority of each executive’s compensation on their success and on an assessment of each executive’s overall contribution to that success.
Compensation Element	Description	Objective
Base Salary
Fixed rate of pay that compensates employees for fulfilling their basic job responsibilities. For NEOs, increases are generally provided in the case of a significant increase in responsibilities or a significant discrepancy versus the market.
Attract and retain high-caliber leadership.
Annual Incentive Plan	Incentive compensation that promotes and rewards the achievement of annual performance objectives through awards under the Allianz Life Annual Incentive Plan (“AIP”).	• Link compensation to annual performance results. • Attract and motivate high-caliber leadership. • Align the interests of NEOs and our stockholder.
Performance-Based Equity Incentives	Incentive compensation through restricted stock unit awards made under the Allianz Equity Incentive Plan (“AEI”) that promotes and rewards the achievement of long term performance objectives.	• Retain high-caliber leadership with multi-year vesting. • Align the interests of NEOs and our stockholder.
Severance Arrangements	Severance payments to employees, including NEOs, under certain company-initiated termination events.	Compensate employees for situations where the employee’s employment is involuntarily terminated in a qualifying termination of employment.
Perquisites-Benefits
Perquisites provided to our NEOs include employer matching
contributions to the NEOs’ accounts in the 401(k) plan and may also include the payment of life insurance premiums, relocation reimbursements, and reimbursements for financial planning, tax preparation services, and spousal travel expenses.
Provide market competitive total compensation package.
In addition, Allianz Life offers all employees, including our NEOs, broad-based benefits, including comprehensive medical, dental and vision insurance, group term life insurance and participation in a 401(k) plan.
How Compensation Decisions Are Made
Role of the Board of Directors and Compensation Committee
The framework governing the executive compensation policies for Allianz Life, which directly compensates the executives of Allianz Life of New York, except as such policies relate to the compensation for the Chief Executive Officer, is set through the Compensation Committee of Allianz Life. Decisions affecting the compensation of the Chief Executive Officer are outside the scope of the Allianz Life Compensation Committee. Any such decisions are made by Allianz SE, subject to review by the Nomination, Evaluation and Compensation Committee of the Allianz Life Board of Directors (the “NEC Committee”), and final approval by Allianz Life’s Board of Directors. With respect to the compensation of other “principal officers” selected by the Board for purposes of the duties of the NEC Committee under Minn. Stat. § 60D.20, subd. 3(d), the Compensation Committee’s decisions are similarly subject to review by the NEC Committee and final approval by Allianz Life’s Board. The “principal officers” include the Chief Executive Officer, Chief Financial Officer, and General Counsel. Allianz Life’s Board has delegated the following responsibilities to the Compensation Committee:
●
In general, establish the compensation philosophy and strategy of Allianz Life and oversee the development and implementation of compensation, benefit, and perquisite programs for corporate executives consistent with the principles of ensuring that leadership is compensated effectively in a manner consistent with the stated compensation strategy, internal equity considerations, competitive practices, shareholder interests, and the requirements of any applicable regulatory bodies in order to attract and retain high-quality leadership. This responsibility includes periodic review of Allianz Life’s compensation programs to pursue certain goals, with the expectation that changes will be made periodically to ensure these goals are attained.

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

●
Review and approve the establishment of, or material modification to, any executive incentive compensation plans or programs for Allianz Life.
●
Review and approve any special benefits or perquisites in effect for, or offered to, any prospective, current or former Allianz Life employee, regardless of the employee’s level or assignment within Allianz Life. Such benefits and perquisites are those that are unusual or different from the benefits offered to all similarly-situated employees.
●
Review and approve any employment agreements proposed to be made with any prospective or current employee of Allianz Life.
●
Review and approve any individual severance agreement with any Allianz Life officer. This does not include an arrangement where the employee receives severance or incentive payments under existing terms of a broad-based benefit or compensation plan.
●
Oversee Allianz Life’s compliance with regulations with respect to compensation matters and adopt and monitor adherence to global and local process requirements and timelines, including those required under the Corporate Rules (as defined under the Allianz Life Standard for Corporate Rules) mandated by Allianz SE.
The Compensation Committee will at all times be composed of at least three members who are appointed by the full Board of Directors of Allianz Life. The Compensation Committee currently consists of the following members: the Chair of the Board, the Chief Executive Officer, and the Chief People and Culture Officer. The Compensation Committee also utilizes internal personnel to provide advice to the Compensation Committee regarding market trends in compensation policies at competing companies and on a more macro level.
Following its review and decision, the Compensation Committee produces and submits a report on executive compensation to Allianz Life’s Board of Directors at its request. With respect to the compensation of “principal officers” selected by Allianz Life’s Board for purposes of the duties of the NEC Committee under Minnesota Statutes § 60D.20, subd. 3(d), the Compensation Committee produces and submits a report on executive compensation proposed for the designated “principal officers” to the NEC Committee for its review and recommendation to Allianz Life’s Board for final approval.
Role of the Chief Executive Officer
Our Chief Executive Officer assists the Compensation Committee in its review of the total compensation of all the NEOs except themself. The Chief Executive Officer provides the Compensation Committee with their assessment of the NEOs’ respective performance relative to the corporate and individual goals and other expectations set for them for the preceding year. The Chief Executive Officer then provides their recommendation for each NEO’s total compensation and the appropriate goals for each NEO in the year to come. However, the Compensation Committee is not bound by the Chief Executive Officer’s recommendations.
Role of Allianz Life’s People and Culture Team
Allianz Life’s People and Culture Team supports the Compensation Committee on executive compensation matters by being responsible for many of the organizational and administrative tasks that underlie the compensation review and determination process and making presentations on various topics. Allianz Life’s People and Culture efforts include, among other things:
●
evaluating the compensation data from industry groups, national executive pay surveys, and other sources for the NEOs and other executive officers as appropriate;
●
gathering and correlating performance ratings and reviews for individual executive officers, including the NEOs;
●
reviewing executive compensation recommendations against appropriate market data and for internal consistency and equity; and
●
reporting to, and answering requests for information from, the Compensation Committee.
Allianz Life’s People and Culture officers also coordinate and share information with their counterparts at Allianz SE.
Use of Competitive Compensation Data
Because Allianz Life competes most directly for executive talent with other large diversified financial services companies, Allianz Life regards it as essential to regularly review the competitiveness of the total compensation programs for executives to ensure that Allianz Life provides compensation opportunities that compare favorably with the levels of total compensation offered to similarly situated executives by other companies that participate in the compensation surveys in which Allianz Life participates. Allianz Life relies primarily on external market surveys of corporate compensation and

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

benefits published by various national compensation consulting firms, especially salary surveys focusing on insurance companies. In addition, other factors taken into account include the average revenues and number of employees of companies that participate in such surveys.
All these information sources are employed to measure and compare actual pay levels not only on an aggregate, total compensation basis, but also to break down the total compensation program component by component to review and compare specific compensation elements as well as the particular mixes of fixed versus variable, short-term versus long-term, and cash versus equity-based compensation at the surveyed companies. This information, as collected and reviewed by Allianz Life’s People and Culture Team, is submitted to the Compensation Committee for review and discussion.
Internal Pay Equity Analysis
Allianz Life’s compensation programs are designed with the goal of providing compensation to our NEOs that is fair, reasonable, and competitive. To achieve this goal, Allianz Life believes it is important to compare compensation paid to each NEO not only with compensation paid by the surveyed companies, as discussed above, but also with compensation paid to each of our other NEOs. Such an internal comparison is important to ensure that compensation is equitable among our NEOs.
Components of Total Compensation For Our NEOs
Allianz Life provides total compensation to our NEOs that consists of several components. These components include the three components of the total compensation program (i.e., base salary, annual incentives, and equity) as well as: (i) retirement, health, and other benefit programs; (ii) severance benefits; and (iii) perquisites.
Base Salary
Allianz Life’s philosophy is to make base salary a relatively small portion of the overall compensation package for our NEOs, which Allianz Life believes is common in the industry in which we operate. The amount of the base salary awarded to NEOs is based on the position held, the NEO’s tenure, the scope of the position’s responsibilities, and the NEO’s own performance, all of which are reviewed with the aid of market survey data. Using this data, Allianz Life maintains a 50th percentile pricing philosophy, comparing base salaries against the median for comparable salaries at surveyed companies, unless exceptional conditions require otherwise.
With respect to the base salary of our Chief Executive Officer, the Chair of the Board considered the Chief Executive Officer’s experience, performance, and contribution to overall corporate performance when determining their base salary for 2023 for recommendation to the NEC Committee. Base salaries for our other NEOs for 2023 were also set by the Compensation Committee based upon each NEO’s individual experience and contribution to the overall performance of Allianz Life, and subject to Allianz SE Compensation Committee reviews and, with respect to the base salaries of “principal officers” selected by Allianz Life’s Board of Directors for purposes of the duties of the NEC Committee under Minnesota Statutes § 60D.20, subd. 3(d), subject to NEC Committee review and recommendation to Allianz Life’s Board for final approval.
AIP
Allianz Life offers annual cash bonuses to certain executive officers under the AIP. The AIP is designed to improve performance and profitability by motivating employees to accomplish organizational objectives and financial goals. Bonus awards that may be paid pursuant to the AIP are within the sole discretion of the Compensation Committee, and with respect to our CEO, the Chair of the Board, and are intended to:
●
reward the performance of participants who have made significant contributions to the achievement of annual goals and objectives;
●
provide an incentive that will encourage future superior individual performance; and
●
encourage the retention of employees who have demonstrated exceptional performance and/or are anticipated to significantly contribute to the long-term success of Allianz Life.
Following the performance year, the Compensation Committee approved a specific amount of cash awards to be made pursuant to the AIP to executive officers, including our NEOs, for the 2023 performance year. The amount determined to be available for such awards was at the discretion of the Compensation Committee and was dependent upon many factors as outlined previously, including, but not limited to, current financial performance and contributions of our NEOs in achieving performance objectives, and with respect to the awards to the “principal officers” selected by Allianz Life’s

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

Board for purposes of the duties of the NEC Committee under Minnesota Statutes § 60D.20, subd. 3(d), subject to NEC Committee review and recommendation to Allianz Life’s Board for final approval.
AEI
The AEI is (a) one part of the variable compensation component for certain individuals within designated classes of employees at Allianz Life or (b) offered by Allianz Life to select senior employees as an additional part of their variable compensation on a case by case basis. The AEI is granted in the form of restricted stock units of Allianz SE (“RSUs”). The award of RSU’s are intended to:
●
reward the performance of participants who have made significant contributions to the achievement of their company’s annual goals and objectives,
●
provide an incentive that will encourage future superior individual performance, and
●
encourage the retention of employees who have demonstrated exceptional performance and/or are anticipated to significantly contribute to the long-term success of Allianz.
Awards made pursuant to the AEI are based upon both the performance of Allianz Life and Allianz Life of New York and the performance of the NEO. The Compensation Committee (and, with respect to those NEOs that are “principal officers” for purposes of the NEC Committee’s duties, the NEC Committee with final approval of Allianz Life’s Board of Directors) reviewed the performance of our NEOs following the end of our 2023 fiscal year relative to the AEI allocation amount.
Benefit Perquisites
Allianz Life provides our NEOs with certain limited perquisites. All of our employees, including our NEOs, may participate in the qualified 401(k) plan. Allianz Life and Allianz Life of New York generally provide our executive officers, including our NEOs, with a matching contribution up to $24,750 annually. In addition, Allianz Life and Allianz Life of New York provide excess liability insurance coverage to all of our NEOs and provide financial planning and tax preparation services, relocation reimbursements, and reimbursements of spousal travel expenses to certain of our NEOs. The incremental costs of perquisites for the NEOs during 2023 are included in the column entitled “All Other Compensation” in the Summary Compensation Table included in this section.
Certain Retention Arrangements
Allianz Life maintains retention bonus arrangements with certain executives, pursuant to which retention bonus payments are paid so long as such executive remains employed with Allianz Life in good standing.
Severance Arrangements
Allianz Life NEOs are eligible for severance payments under the Executive Severance Plan if they experience a qualifying termination of employment and otherwise satisfy the conditions set forth in the plan.
Other than the Executive Severance Plan, which is described later in this section, our NEOs are not eligible for severance payments. Certain of our executive officers receive offer letters which set forth the terms relating to base salary, sign-on incentives, and equity compensation. However, Allianz Life does not view these offer letters as employment agreements as each offer letter states that employment with Allianz Life is “at will.”
Other Compensation Policies
Tax and Accounting Implications
Stock-Based Compensation. Stock-based compensation, comprised of Allianz SE restricted stock units (RSUs) granted pursuant to the AEI, are accounted for in accordance with the requirements of Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 718. The fair value of the RSUs at grant is the arithmetic average of the closing prices of an Allianz SE share in the electronic cash market trading system Xetra (or any successor system) on that day and the nine immediately preceding trading days, less the present value of dividends expected to be paid on one Allianz SE share over the vesting period, and less the fair value of payout restrictions deriving from the vesting period and the payout cap.

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

Summary Compensation Table
The following table sets forth the compensation paid by Allianz Life to the NEOs for the years ended December 31, 2023, 2022, and 2021, as applicable.
Name and Principal Position (a)	Year (b)	NY Allocation %	Salary (c)	Bonus (d)	Stock Awards (e)(1)	Non-Equity Incentive Plan Compensation (g)	All Other Compensation (i)(2)	Total (j)
Jasmine M. Jirele Chair and Chief Executive Officer	2023	5.00%	$40,000	$0	$82,012	$54,674	$2,274	$178,960
	2022	5.00%	$37,500	$10,000	$67,444	$44,963	$1,191	$161,097
	2021	2.50%	$14,049	$9,750	$26,708	$17,805	$563	$68,874
William E. Gaumond Chief Financial Officer and Treasurer	2023	5.00%	$26,631	$10,000	$34,491	$22,994	$2,275	$96,391
	2022	5.00%	$25,261	$0	$47,125	$21,417	$1,242	$95,045
	2021	5.00%	$23,795	$15,000	$38,548	$25,699	$1,122	$104,163
(1)
Represents the grant date fair value of the RSUs issued pursuant to the AEI. The RSUs vest over a four-year period. The grant price of the RSUs was the arithmetic average of the closing prices of an Allianz SE share in the electronic cash market trading system Xetra (or any successor system) on the date of grant and the nine immediately preceding trading days, less the present value of dividends expected to be paid on one Allianz SE share over the vesting period, and less the fair value of the payout restrictions deriving from the vesting period and the payout cap. These numbers show the amount realized for financial reporting purposes as calculated in accordance with the FASB ASC Topic 718. Under FASB ASC Topic 718, the grant date fair value is calculated using the closing market price of the common stock of Allianz SE on the date of grant, which is then recognized over the requisite service period of the award.
(2)
The following table provides additional details regarding compensation found in the “All Other Compensation” column.
Name	Year	Milestone/ Anniversary/ Recognition(3)	Life Insurance Premiums	Employer Match to 401(k) Plan	ASAAP Contribution(4)	Other Compensation(5)	Total
Jasmine M. Jirele	2023	--	$36	$1,125	$113	$1,000	$2,274
	2022	$13	$34	$1,025	$119	--	$1,191
	2021	$9	$10	$488	$56	--	$563
William E. Gaumond	2023	--	$38	$1,238	--	$1,000	$2,275
	2022	$64	$35	$1,025	$119	--	$1,242
	2021	--	$34	$975	$113	--	$1,122
(3)
Represents Milestone Anniversary Program, which pays a bonus at three and five year anniversaries, and then every five years thereafter.
(4)
Represents company matching contribution to the Allianz Supplemental Asset Accumulation Plan for deferrals in excess of IRS compensation limit.
(5)
Represents reimbursement under the Lifestyle Spending Account for financial planning, tax preparation services and other eligible expenses supporting NEO’s wellbeing.
Performance-Based Incentive Compensation Plans
AIP
The AIP is intended to provide an incentive that will encourage superior individual performance and encourage retention of employees who have demonstrated exceptional performance or who are anticipated to significantly contribute to long-term success. The AIP seeks to accomplish this purpose by providing a bonus opportunity to eligible employees who have made significant contributions during the plan year to the achievement of annual goals and objectives. The guidelines for target awards are meant to be illustrative of competitive market bonuses for similar job levels in the marketplace. While the target awards may be used for illustrative, budget planning, or distribution scenarios, all bonus awards are discretionary and are in no way guaranteed.
The Compensation Committee or other duly authorized committee determines allocation of bonus awards to employees. With respect to “principal officers” for purposes of the NEC Committee’s duties, the NEC Committee recommends to Allianz Life’s Board of Directors awards for final approval.
AEI
The AEI is designed to recognize the participant’s continuous employment with Allianz Life over the relevant period and shall be an incentive to continue employment. Grants under the AEI will generally only be made if the participant is employed with Allianz Life at the date of grant. Payments will be made only if the participant remains employed with Allianz Life during the vesting period of the RSU, or leaves employment under circumstances set out in the AEI, including after retirement or early retirement eligibility, disability, or under certain other circumstances. The securities issuable under the AEI are RSUs. An RSU constitutes the right to receipt of the market value of Allianz SE common stock at the time of exercise. This amount will be paid in cash. RSUs are subject to a four-year vesting period. At the end of the four-year

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

vesting period, the RSUs are exercised uniformly for all participants, provided they remain employed by Allianz Life, terminate after retirement or early retirement eligibility, or under certain other circumstances. Vesting and exercise may accelerate if a participant leaves employment under other “good leaver” circumstances set forth in the AEI. The grant at fair value cannot be greater than 165% of a participant’s target amount. The maximum value of an exercise is an increase of 200% over the grant value (i.e., 300% of the grant value).
Grants of Plan-Based Awards
The following table provides additional information about plan-based compensation disclosed in the Summary Compensation Table. This table includes both equity and non-equity awards granted for the year ended December 31, 2023, and charged to Allianz Life of New York based on the Allocation Percentage assigned to each NEO.
Name (a)	Grant Date (b)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2,3)
		Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold ($) (f)	Target ($) (g)	Maximum ($) (h)
Jasmine M. Jirele	3/8/2024
RSUs (under AEI)					$0	$66,000	$297,000
AIP Award		$0	$44,000	$66,000
William E. Gaumond	3/8/2024
RSUs (under AEI)					$0	$28,766	$129,447
AIP Award		$0	$19,177	$28,766
(1)
The target and maximum columns show the target award and maximum award for 2023 for each NEO under the AIP. There is no threshold amount for any participant in the AIP. The actual 2023 awards granted to the NEOs are listed in the Non-Equity Incentive Compensation column of the Summary Compensation Table. AIP target and maximum awards are a pre-designated percentage of base salary determined at the executive’s level.
(2)
RSUs have a vesting schedule as disclosed in the footnotes to the Summary Compensation Table. See “Outstanding Equity Awards at December 31, 2023” for disclosure regarding the number of RSUs that are unvested as of December 31, 2023.
(3)
The target and maximum columns show the target award and maximum award for 2023 for each NEO under the AEI. There is no threshold amount for any participant in the AEI. The actual 2023 awards granted to the NEOs are listed in the Stock Awards column of the Summary Compensation Table.
Outstanding Equity Awards at December 31, 2023
The following table sets forth the outstanding equity awards at the December 31, 2023 fiscal year-end. The table shows RSUs granted pursuant to the AEI, based on the Allocation Percentage assigned to each NEO.
Name (a)	RSUs
	Number of RSUs That Have Not Vested (g)(1,2)	Market Value of RSUs That Have Not Vested (h)(3)
Jasmine M. Jirele
	94.300	$25,254
	120.350	$32,231
	309.750	$82,954
	368.550	$98,701
William E. Gaumond
	97.400	$26,085
	123.150	$32,981
	223.550	$59,869
	257.500	$68,961
(1)
Represents unvested RSUs issued pursuant to the AEI. RSUs issued under the AEI during 2023 are subject to a four-year vesting period from the grant date. At the end of the respective vesting period, the RSUs are exercised uniformly for all participants, provided they remain employed by Allianz Life or terminate after retirement or early retirement eligibility, or under certain other circumstances. Vesting and exercise may accelerate if a participant leaves employment under other “good leaver” circumstances set forth in the AEI.
(2)
For each of the NEOs, the number of RSUs listed on the first line were exercised in 2024, the RSUs listed on the second line will exercise in 2025, the RSUs listed on the third line will exercise in 2026, and the RSUs listed on the fourth line will exercise in 2027.
(3)
Based on an assumed stock price of $267.81 per share, which was the arithmetic average of the closing prices of an Allianz SE share in the electronic cash market trading system Xetra (or any successor system) on December 29, 2023 and the nine immediately preceding trading days, converted from Euros into U.S. dollars.

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

Allianz SE Option Exercises and Stock Grants Vested in 2023
The following table summarizes the value received from Allianz SE stock grants vested during the year ended December 31, 2023, and charged to Allianz Life of New York based on the Allocation Percentage assigned to each NEO.
Name	Stock Awards
	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Jasmine M. Jirele	73.350	17,067
William E. Gaumond	76.900	17,894
(1)
Represents Allianz SE RSUs that were exercised during 2023 pursuant to the AEI. Amounts realized were paid in cash.
Executive Severance Plan
Executive officers who have the title of Senior Vice President or above and report directly to a senior executive officer at a specific level or title of Chief Executive Officer are eligible to receive severance benefits under the Executive Severance Plan if they experience a qualifying termination of employment, meaning an involuntary termination for any reason other than for “cause” with no offer of an equivalent position, and otherwise satisfy the conditions set forth in the plan. The purpose of the Executive Severance Plan is to provide severance benefits to executive officers whose employment is involuntarily terminated in a qualifying termination of employment in order to assist with job transition. Pursuant to the Executive Severance Plan, eligible executive officers who are involuntarily terminated in a qualifying termination of employment will receive a lump sum cash payment equal to one and one-half times their “annual base pay” in effect at the time of termination. Annual base pay, for purposes of this agreement, equals base salary and excludes special payments, such as bonuses, expense reimbursements, living, or other allowances. Eligible executive officers would also be entitled to continuation of medical and dental coverage at employee premium rates for a period of 18 months following termination, if the executive officer timely elects continuation coverage and pays the required premiums.
The following table shows the portion of the lump sum payments that would have been allocated to Allianz Life of New York based on each NEO’s Allocation Percentage and payable to each of our NEOs had they been terminated on December 31, 2023 and been eligible for severance payments pursuant to the Executive Severance Plan.
NEOs	Lump Sum Payment
Jasmine M. Jirele	$60,000
William E. Gaumond	$40,388

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

Director Compensation
The following table provides information on compensation paid to the directors of Allianz Life of New York for the year ended December 31, 2023.
Name (a)	Fees Earned or Paid in Cash ($)(1) (b)	Total ($) (h)
Jasmine M. Jirele(2) Chair and Chief Executive Officer	N/A	N/A
William E. Gaumond(2) Chief Financial Officer and Treasurer	N/A	N/A
Eric J. Thomes(2) President	N/A	N/A
Jesse J. Kling(2,3) Vice President, Appointed Actuary	N/A	N/A
Lorraine Lods(2) Non-Independent Director	N/A	N/A
Ronald M. Clark(3) Independent Director	$35,000	$35,000
Martha Clark Goss(3) Independent Director	$50,000	$50,000
Gary A. Smith(3) Non-Independent Director	$35,000	$35,000
Kevin E. Walker Independent Director	$35,000	$35,000
(1)
Represents cash compensation provided to our non-employee directors that is formalized in the Non-Employee Director Compensation Plan for the year ended December 31, 2023.
(2)
As inside directors, Mss. Jirele and Lods, and Messrs. Gaumond, Thomes, and Kling do not receive any compensation for their service as directors. The compensation Ms. Jirele and Mr. Gaumond received as executive officers of Allianz Life of New York is disclosed in the Summary Compensation Table as set forth herein.
(3)
Ms. Goss and Messrs. Clark, Kling and Smith resigned as members of the Board, effective December 31, 2023.
CEO Pay Ratio
The following information is presented with respect to Allianz Life of New York's parent company, Allianz Life. References to "we", "us", "our" and "the Company" in this CEO pay ratio disclosure refer to Allianz Life.
In accordance with SEC rules, we determined the annual total compensation of our median compensated employee and present a comparison of that annual total compensation to the annual total compensation of our President and Chief Executive Officer (“CEO”), Jasmine M. Jirele (who is also the Chief Executive Officer of Allianz Life of New York).
●
The 2023 annual total compensation of our CEO was $3,579,193.
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The 2023 annual total compensation of our median compensated employee was $114,941.
Accordingly, we estimate the ratio of our CEO's annual total compensation to the annual total compensation of our median compensated employee for 2023 was 31 to 1.
Determining the Median Compensated Employee
In 2023, we determined the median compensated employee by collecting compensation data for all employees, including full-time, part-time, seasonal, and temporary employees, excluding our CEO, employed by the Company as of December 31, 2023. We selected December 31, 2023 as the date upon which we would identify the median employee because it enabled us to make such identification in a reasonably efficient manner and it aligns with the methodology used in the other compensation-based disclosures above. As of December 31, 2023, our employee population consisted of 2,108 individuals. We do not have any employees who work outside of the U.S.
We identified our median compensated employee, using total compensation as our compensation measure, which included annual base salary, cash-based incentive compensation, long-term incentive compensation, and sales-based incentive compensation earned for 2023, plus employer contributions to the Allianz Asset Accumulation Plan, life insurance

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

premiums, and other compensation. Compensation for full-time employees hired after January 1, 2023, was annualized for the full year 2023. We did not make any cost of labor adjustments as the majority of our employees are compensated based upon the cost of labor in Minneapolis, MN, the location of our corporate headquarters. We did not include amounts representing employer medical and dental contributions. This methodology was consistently applied to all our employees included in the calculation and is consistent with the methodology we use for our NEOs as set forth in the 2023 Summary Compensation Table.
Our pay ratio and compensation amount have been calculated using methodologies and assumptions consistent with SEC rules. The ratio and compensation amount may not be directly comparable to those of other companies because the methodologies and assumptions used to identify the median employee and determine that employee's total compensation may vary significantly among companies.
Security Ownership of Certain Beneficial Owners and Management
We are an indirect wholly owned subsidiary of Allianz SE. Allianz SE’s principal executive offices are located at Königinstrasse 28, 80802 Munich, Germany. As of March 31, 2024, the directors and executive officers of Allianz Life of New York held less than 1% of Allianz SE’s ordinary shares issued and outstanding.
Transactions with Related Persons, Promoters and Certain Control Persons
We are a wholly owned subsidiary of Allianz Life, which is a wholly owned subsidiary of AZOA, which in turn is a wholly owned subsidiary of Allianz Europe B.V. Allianz Europe B.V. is a wholly owned subsidiary of Allianz SE, our ultimate parent, which is registered in Munich, Germany.
Transactions with affiliates may not be on an arm’s-length basis and may present the potential for conflicts.
Business and Operational Risks Relevant to the Contract
As an insurance company, a number of risks may affect our business. However, because the Contract (and any other insurance contract that we offer) is a regulated insurance product, as opposed to an investment in our business, many of the risks that may be relevant to an investor in our business are unlikely to be relevant to you. The risks described below are only those business and operational risks that are likely to be relevant to you as a purchaser of the Contract.
Risks Primarily Related to Our Financial Strength and Claims-Paying Ability
We make Annuity Payments, pay death benefits, and apply Performance Credits for this Contract from our general account. We also pay benefits for other insurance contracts from our general account, and our general account is subject to claims by our creditors. Our ability to make payments from our general account is subject to our financial strength and claims-paying ability. The following risks relate to circumstances and events that may negatively affect our general account and, in turn, our financial strength and claims-paying ability.
Financial losses may threaten our financial strength and claims-paying ability.
As an Owner of the Contract, you do not share in the profits and losses generated by our business. However, if we were to experience significant losses, we might not have sufficient assets in our general account to satisfy all of our financial obligations under the Contract. Circumstances and events that may result in financial losses include, but are not necessarily limited to, the circumstances and events listed below. We cannot predict the specific impact any of these circumstances or events may ultimately have on our financial strength or claims-paying ability.
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Difficult Economic Conditions. Our financial condition is affected by conditions in the global capital markets and the economy generally. During an economic downturn, the demand for our financial insurance products and services could be adversely affected. In addition, an economic downturn could cause the number and amount of full and partial withdrawals under our insurance products to increase significantly, and owners of our insurance products may choose to defer making purchase payments, defer paying insurance premiums, or stop paying them altogether.

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

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Unfavorable Interest Rate Environments. During periods of declining interest rates, we may experience financial losses as the spread between interest rates that we credit to customers under our insurance products and returns on our investments tighten. A sustained low interest rate environment presents challenges for us and other life insurance companies, as it generally reduces investment returns, raises the value of future obligations, and challenges asset-liability matching. During periods of increasing interest rates, we may experience financial losses due to increases in full and partial withdrawals under our insurance products as our customers choose to forgo insurance protection in favor of potentially higher returns. In an attempt to curb rising inflation, the Federal Reserve and other central banks raised interest rates multiple times in 2022 and 2023. It is unclear whether and how interest rates will change in future periods. Although we take measures to manage economic risks associated with different interest rate environments, we may not be able to fully mitigate those risks.
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Losses on Fixed Maturity Investments. Our fixed maturity investments are subject to interest rate risk and credit risk. Interest rate risk refers to how the values of our fixed maturity investments fluctuate in response to changes in market interest rates. Increases and decreases in prevailing interest rates generally result in decreases and increases, respectively, in the values of our fixed maturity investments. Credit risk refers to the risk that a counterparty will default on its commitments to us under a fixed maturity investment. See “Defaults by Counterparties” below.
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Losses on Equity Investments. Our equity investments are generally valued based on quoted market prices and are subject to market risk. Market risk refers to how market prices for equity investments are subject to fluctuation. A downward fluctuation in the market price for an equity investment could result in losses upon the sale of that investment. Fluctuations in market prices may result from, among other things, actual or perceived changes in the attractiveness of specific investments or in general market conditions.
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Losses on Real Estate Investments. A portion of our investment portfolio consists of mortgage loans and mortgage-backed securities related to commercial, agricultural and residential real estate. The value of our real estate investments may be negatively impacted by general, regional, and local economic conditions in the real estate sector, such as supply and demand, market volatility, interest rate fluctuations, vacancy rates, and geographic and extreme weather risks, as well as the creditworthiness of obligors.
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Losses upon the Sale of Illiquid Investments. We hold certain investments that may lack liquidity, such as privately placed fixed maturity investments, mortgage loans, collateralized debt obligations, commercial mortgage-backed securities, equity real estate and limited partnership interests. Although we seek to minimize the likelihood that we would need to sell illiquid investments, if we were required to liquidate these investments on short notice, we may have difficulty doing so and may be forced to sell them for less than their fair value.
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Prolonged and Elevated Inflationary Periods. During inflationary periods, the value of our fixed maturity investments may fall. See “Losses on Fixed Maturity Investments” above. Inflation also increases expenses, which will negatively impact our financial condition in the event that such additional costs cannot be offset. Prolonged and elevated inflation could adversely affect the financial markets and the economy generally, and dispelling it may require governments to pursue a restrictive fiscal and monetary policy, which could constrain overall economic activity and our growth. Recently, the economy has experienced elevated inflation and inflationary pressures, which may continue in future periods.
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Loss of Market Share to Competitors. There is strong competition among insurers, banks, brokerage firms and other financial institutions and providers seeking clients for the types of products and services that we provide. A loss of market share to our competitors could result in financial losses to our business. Our ability to successfully compete is dependent on numerous factors, some of which include the successful implementation of our business strategy, our financial strength, the attractiveness of our products and services, our relationships with distributors, and our reputation. Our ability to compete may also be hindered if our competitors obtain or seek to enforce intellectual property rights against us, or if we are otherwise precluded from offering products or services that are in demand. Our ability to compete may also be hindered if we are not able to protect or enforce our own intellectual property rights. Recently, the New York Department of Financial Services (“NYDFS”), the regulatory authority for the insurance industry in New York, adopted amendments to its Regulation 47 that set forth new requirements for registered index-linked annuities offered and sold in New York. These amendments are expected to significantly increase our competition in New York for sales of registered index-linked annuities. In addition, the amendments prescribe certain terms and conditions for registered index-linked annuities offered and sold in New York. Changes to our annuity sales platform to comply with the amendments could substantially increase our costs.

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

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Defaults by Counterparties. Third-parties that owe us, or hold on our behalf (i.e., custodians), money, securities, or other assets may not fulfill their obligations to us. These parties may include issuers of investments that we may hold, borrowers under loans that we may hold or extend, reinsurers, counterparties under swap and other derivative contracts and other third-parties (e.g., customers, trading counterparties, brokers, dealers, banks, investment funds, clearing agents, exchanges and clearing houses). In addition, with respect to secured transactions, the risk of default may be exacerbated when the collateral held by us, or for us, cannot be fully recovered, cannot be liquidated or is liquidated at a price that is not sufficient to cover the full amount owed to us. A party may default on its obligations for a variety of reasons, including bankruptcy, lack of liquidity, downturns in the economy or real estate market and operational failure. General economic conditions and trends may also result in increased defaults.
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Impairments of Other Financial Institutions. We routinely execute transactions with counterparties in the financial services industry, including brokers, dealers, commercial banks, investment banks, insurers, reinsurers and other investment and financial institutions. A disruption to, or decline in the financial condition of, such financial institutions may expose us to financial losses. Multiple bank failures in 2023 resulted in periods of market disruption and volatility and reduced confidence in depository institutions. While these events did not significantly impact our business, if banks or other financial institutions with whom we do business were to enter into receivership or become insolvent in the future, there could be an adverse effect on our business and financial condition.
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Payments through Guaranty Associations. When an insurance company becomes insolvent, state insurance guaranty associations have the right to assess other insurance companies doing business in their state for funds to pay obligations to policyholders of the insolvent company, up to the state-specified limit of coverage. The future failure of a large life, health or annuity insurer could trigger assessments which we would be obligated to pay. Further, amounts for historical insolvencies may be assessed over many years, and there can be significant uncertainty around the total obligation for a given insolvency.
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Ineffectiveness of Risk Management Policies. Our risk management policies and procedures intended to identify, monitor and manage economic risks may not be fully effective at mitigating our risk exposure in all market environments or against all types of risk. This could cause us to incur investment losses or cause our hedging and other risk management strategies to be ineffective.
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Impacts of Climate Conditions. We are exposed to economic risks related to climate conditions (i.e., long-term weather patterns). Our financial condition could be negatively impacted by increased costs, or financial losses on investments, arising from various events related to climate conditions, such as changes in public policy, changes in global investment asset values, systemic risk to financial systems, short-term or long-term market disruptions, changes in mortality/morbidity assumptions, changes in consumer behavior, business disruptions, extreme weather events, litigation, increased regulatory requirements, advancements in technology, and longer-term shifts in weather patterns. Climate conditions could also impact the types of assets in which we invest. For example, a government mandated transition to a lower-carbon economy could require us (or we could voluntarily choose) to invest less in carbon-based industries, even though investments in carbon-based industries may have better returns in the short or long term. In addition, real estate investments may expose us to greater climate risk, as climate conditions may negatively impact market prices or supply and demand, and may make extreme weather events more likely or frequent. Further, we may not be able to adequately predict and mitigate climate risk due to significant uncertainty and unknowns regarding the manifestations and timing of climate-driven events, absence of adequate historical data that captures this risk and the dependency of this risk on the extent of the actions taken in the short term by governments, corporations and communities around the world. On November 15, 2021, the NYDFS announced its expectations for insurance companies in managing the financial risks related to climate change. In addition, the SEC has proposed new disclosure rules that, if adopted, would generally require a wide range of registered companies, including us, to prepare extensive disclosures and financial information on climate-related risk, although final SEC rules have not yet been adopted. Compliance with new regulations and regulatory developments may increase our risk and financial reporting costs.
Changes in applicable law may negatively affect our financial strength and claims-paying ability.
We are subject to detailed and comprehensive regulation and supervision in New York by the NYDFS. The NYDFS has broad administrative powers with respect to all aspects of the insurance business and, in particular, monitors the manner in which an insurance company offers, sells and administers its products. Therefore, we may from time to time be subject to a variety of legal and regulatory actions relating to our current and past business operations and practices. Our operations, products and services are subject to varying other state and federal laws. In addition, our operations, products and services are regulated by various regulatory authorities and self-regulatory authorities including state insurance departments, state

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

securities administrators, state banking authorities, the Securities and Exchange Commission (“SEC”), the Financial Industry Regulatory Authority, the Internal Revenue Service, the Department of Labor, and the U.S. Commodity Futures Trading Commission.
Changes to federal and state laws and regulations may materially affect the way in which we conduct our business. We are faced with significant challenges due to the fact that our regulatory environment is evolving rapidly. Federal and state governments, including federal and state regulatory authorities, have become increasingly active in the regulation of the businesses in which we engage. In addition, federal and state regulatory authorities are assuming active, and in some cases increasingly aggressive, roles in interpreting and enforcing laws and regulations related to our business. We cannot predict the potential effects that any new laws or regulations, changes in existing laws or regulations, or the interpretation or enforcement of laws or regulations may have on our business, but such changes may negatively affect our financial strength and claims-paying ability. Below, we summarize areas of applicable law that have been subject to substantial change in recent years.
Cyber-Security and Data Privacy. We are subject to federal and state laws, regulations, and directives that require financial institutions and other businesses to protect the security of computer systems and the confidentiality of personal information. Financial regulators continue to focus on data privacy and cyber-security, have communicated heightened expectations with respect to security and regulatory compliance, and have increased emphasis in this area in their examinations of regulated entities. Recently, the SEC has proposed new rules that would require the Company's registered separate accounts to adopt and implement comprehensive cyber-security policies and procedures and disclose significant cyber-security incidents in the prospectuses for variable contracts. Also, in November 2023, the NYDFS adopted amendments to their Cyber-Security Regulation that move beyond administrative and technical safeguards and are focused on cyber-security governance and risk management. The amendments require, e.g., certain technologies, increased board involvement, and an annual certification of compliance. We actively monitor regulatory developments in this area, and may be subject to increased compliance costs, regulatory requirements, and legal proceedings as new laws become effective.
Standards of Care. The SEC adopted rules effective on June 30, 2020 (i) imposing a “best interest” standard of care on broker-dealers making recommendations to their customers (“Regulation BI”) and (ii) requiring broker-dealers and investment advisers to provide a written summary of the relationship between a broker-dealer or investment adviser, as applicable, and its customer. Since its adoption, Regulation BI has been a focus of SEC examinations and enforcement activity. These rules have increased our overall compliance costs and could also increase our exposure to legal claims in certain circumstances, including an increased risk of regulatory enforcement actions or potentially private claims.
The NYDFS has adopted revisions to its Insurance Regulation 187, a regulation that imposes suitability requirements on annuity and life insurance recommendations by producers and insurers subject to New York law. Under the amendments to Regulation 187, recommendations of and related to annuity contracts will be subject to a best interest standard and other additional obligations. These revisions became effective for annuity recommendations on August 1, 2019 and for life insurance recommendations on February 1, 2020. These changes could have an adverse impact on the level and type of services provided and compliance with Regulation 187 have increased our overall operational costs for providing some of the services currently provided. These changes may lead to greater exposure to legal claims in certain circumstances, including an increased risk of NYDFS-related actions.
In addition, sales of annuities to employee benefit plans governed by provisions of the Employee Retirement Income Security Act ("ERISA") and to IRAs governed by similar provisions under the Internal Revenue Code are subject to restrictions that require ERISA fiduciaries to perform their duties solely in the interests of ERISA plan participants and beneficiaries, and that prohibit ERISA fiduciaries from causing a covered plan or retirement account to engage in certain prohibited transactions absent an exemption. The definition of a "fiduciary" as it relates to ERISA plans and IRAs has been the subject of multiple Department of Labor rulemaking initiatives, interpretive guidance releases, and subsequent legal challenges in recent years. On October 31, 2023, the Department of Labor proposed rule amendments that would broaden the circumstances under which fiduciary duties are imposed, particularly with regard to recommendations to "rollover" assets from a qualified retirement plan to an IRA or from an IRA to another IRA.
We continue to closely monitor these ongoing regulatory developments. It remains unclear the extent to which these regulatory initiatives and the evolving nature of enforcement and interpretation of them could ultimately affect how our insurance products are marketed and distributed. Any of the foregoing regulatory and legislative measures (or judicial matters on those measures), or the reaction to such activity by consumers or other members of the insurance industry could have an adverse impact on our ability to sell annuities and other products, and to retain in-force business. Inconsistencies among the rules adopted by the SEC, the DOL, and state insurance regulators could increase this impact.

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

Artificial Intelligence. The NYDFS is evaluating existing regulatory frameworks for insurance industry use of artificial intelligence, machine learning, and large language models (“AI”). Like other regulators, the NYDFS is concerned about the privacy and protection of individual consumer data and about bias and discrimination resulting from the use of AI in algorithms and predictive models that are used by insurance companies, as may be used either directly by insurance companies or indirectly through third party service providers. For example, in January 2024, the NYDFS issued a Proposed Insurance Circular Letter regarding the Use of Artificial Intelligence Systems and External Consumer Data and Information Sources in Insurance Underwriting and Pricing. The proposed letter is intended to prevent insurers authorized to do business in New York from engaging in any form of unfair discrimination against any protected classes or similarly situated individuals when using AI to price or underwrite insurance. Our adoption of new AI technologies may be inhibited by the emergence of industry-wide standards, a changing legislative and regulatory environment, and other factors. In addition, our adoption of new AI technologies may expose us to increased compliance costs and heightened regulatory risks.
Our reserves could be inadequate due to differences between our actual experience and management’s estimates and assumptions.
We establish and carry reserves to pay future benefits and claims of contract owners. Our reserves are calculated based on a number of estimates and assumptions, including estimates and assumptions related to future mortality, morbidity, interest rates, future equity performance, reinvestment rates, persistency, claims experience, and contract owner elections (i.e., the exercise or non-exercise of contract benefits). The assumptions and estimates used in connection with the reserve estimation process are inherently uncertain, involve the exercise of significant judgment and reflect evolving information. For example, the current rates of mortality and morbidity may continue to improve in the future due to medical and technological advancements that result in contract owners living longer than anticipated. We periodically review the adequacy of reserves and the underlying assumptions and make adjustments when appropriate. We cannot, however, determine with precision the amounts that we will pay for, or the timing of payment of, actual benefits and claims or whether the assets supporting the contract liabilities will grow to the level assumed prior to payment of benefits or claims. If actual results differ significantly from our estimates and assumptions, our claim costs could increase significantly and our reserves could be inadequate. If so, we will be required to increase reserves. However, we cannot be certain that our reserves will ultimately be sufficient to pay future benefits and claims of contract owners.
The amount of statutory capital that we must hold to meet our statutory capital requirements can vary significantly from time to time.
Statutory accounting standards and capital and reserve requirements are prescribed by NYDFS and the National Association of Insurance Commissioners. The NYDFS established regulations that govern reserving requirements and provide minimum capitalization requirements based on risk-based capital (“RBC”) ratios for life insurance companies. In any particular year, statutory surplus amounts and RBC ratios may increase or decrease depending on a variety of factors, including but not limited to, the amount of statutory income or losses that we generate, changes in reserves, the amount of additional capital that we must hold to support business growth, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio, changes in interest rates, and changes to existing RBC formulas. Additionally, state insurance regulators have significant leeway in interpreting existing regulations, which could further impact the amount of statutory capital or reserves that we must maintain. There can be no assurance that we will be able to maintain our current RBC ratio in the future or that our RBC ratio will not fall to a level that could have a material adverse effect on our business. If we are unable to maintain minimum capitalization requirements, our business may be subject to significant increases in supervision and control by the NYDFS.
Litigation and regulatory proceedings may negatively affect our financial strength and claims-paying ability.
We have been named as defendants in lawsuits (both class actions and individual lawsuits) and have been involved in various regulatory investigations and examinations, and we may be involved in more in the future. These actions arise in various contexts, including in connection with our activities as an insurer, securities issuer, employer, investor, and taxpayer. Lawsuits and regulatory proceedings may involve significant amounts of damages (including punitive damages) or fines that we must pay, and certain regulatory authorities involved in regulatory proceedings have substantial power over our business operations. An adverse outcome in any lawsuit or regulatory proceeding that results in significant financial losses or operational burdens may negatively affect our financial strength and claims-paying ability.

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

Reinsurance may not be available or affordable, or may not be adequate to protect against harm to our financial strength and claims-paying ability.
As part of our overall risk management strategy, we purchase reinsurance for certain risks underwritten by our various business segments. While reinsurance agreements generally bind the reinsurer for the life of the business reinsured at generally fixed pricing, market conditions beyond our control can determine the availability and cost of the reinsurance protection for new business. If we are unable to purchase the desired amount of reinsurance protection on acceptable terms, our risk of loss may increase. As our risk of loss increases, so does the risk that we may not be able to meet our financial obligations.
Our hedging programs may be inadequate to protect against harm to our financial strength and claims-paying ability.
Certain types of insurance and investment products that we offer expose us to risks associated with fluctuations in financial markets. Although we use hedging techniques to manage risks associated with our insurance guarantees, increased volatility in the financial markets and unanticipated contract owner behavior may increase the cost of these hedges and/or negatively affect our ability to hedge certain risks. We may lose money on the derivatives that we hold as part of our hedging programs or otherwise. Ultimately, our hedging programs may be inadequate to protect us against the full extent of the exposure or losses we seek to mitigate, which in turn may negatively impact our financial strength and claims-paying ability.
Downgrades and potential downgrades to our claims-paying and financial strength ratings may signal a higher risk that we may be unable to meet our financial obligations, and may themselves negatively affect our financial strength and claims-paying ability.
Our claims-paying and financial strength ratings, which various ratings organizations publish as measures of an insurance company's ability to meet contract owner obligations, are important to maintaining public confidence in Allianz Life of New York and our products, and the ability to market our products and services. A downgrade or an announced potential downgrade by credit rating agencies in our claims-paying and financial strength ratings may reflect an increased risk that we may not be able to meet our financial obligations. Any such downgrade or potential downgrade may itself harm our financial strength and claims-paying ability by causing financial losses to our business. Such losses may be the result of:
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reductions in new sales of insurance products, annuities and other investment products;
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increases in our cost of capital or limitations on our access to sources of capital;
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harm to our relationships with distributors and sales specialists;
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increases in the number or amount of full and partial withdrawals under our insurance products;
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pressure on us to reduce prices or increase crediting rates for many of our insurance products; and
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harm to our ability to obtain reinsurance or obtain reasonable pricing for reinsurance.
Similarly, credit rating agencies also evaluate the insurance industry as a whole and may change Allianz Life of New York’s and other insurance companies’ financial strength ratings based on the agencies’ overall view of the industry. It is possible that Allianz Life of New York’s credit rating could be similarly downgraded in the future based on credit rating agencies’ evaluation of the life insurance industry as a whole due to changes in their view of Allianz Life of New York relative to the industry or a change in their rating assessment methodologies. In addition, downgrades or announced potential downgrades in the financial strength ratings of the financial institutions with which we do business may adversely impact our business operations and may cause financial losses to our business.
The evolving landscape of environmental, social and governance standards could adversely affect our reputation or business results and could lead to litigation or regulatory proceedings that harm our financial condition.
Customers, regulators, and other market participants may evaluate our business or other practices according to a variety of environmental, social and governance ("ESG") standards, expectations, or metrics, all of which may evolve, may be subjective or underdeveloped in nature, and may reflect contrasting or conflicting values. Standard-setting organizations and regulators including, but not limited to, the SEC, and the NYDFS, have proposed or adopted, or may propose or adopt, ESG rules or standards applicable to us. For example, the SEC has recently adopted new disclosure rules that will generally require a wide range of registered companies to prepare extensive disclosures and financial information on climate-related risk in their registration statements and periodic reports filed with the SEC. In addition, certain organizations that provide information to investors have developed ratings for evaluating companies on their approach to different ESG matters. Due to the sometimes conflicting, uncertain, and subjective ESG regulatory and market environment, we may be seen as acting inconsistently with ESG standards or values from the perspective of certain

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

customers, regulators, or other constituents. As a result, we may face adverse regulatory, customer, media, or public scrutiny related to ESG that potentially could have a negative impact on our business or reputation or lead to legal challenges.
Risks Primarily Related to Our Business Operations
Breaches of security, or interference with our technology infrastructure, could harm our business.
Our business relies on technology systems and networks, including systems and networks managed by third parties to process, transmit and store information, and to conduct business activities and transactions with clients, distributors, vendors, and other third parties. We are also subject to certain federal and state regulations that require us to establish and maintain policies and procedures designed to protect sensitive client information. Maintaining the integrity of our systems is critical to the success of our business operations, including the retention of clients, and to the protection of our clients’ personal information. To date, we have not identified any material breaches or interference with our systems and networks; however, we routinely encounter and address such threats, including an increasing frequency of phishing scams, introductions of malware and unauthorized payment requests. Any such breaches or interference by third parties or by our employees that may in the future occur could have a material adverse impact on our business operations and our financial condition.
Publicly-reported cyber-security threats and incidents have dramatically increased in recent years, and financial services companies and their third-party service providers are increasingly the targets of cyber-attacks involving the encryption and/or threat to disclose personal or confidential information (e.g., ransomware) or disruptions of communications (e.g., denial of service) to extort money or for other malicious purposes. The techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources. The use of remote or flexible work arrangements, remote access tools, and mobile technology have expanded potential targets for cyber-attack.
We have implemented and maintain security measures designed to protect against breaches of security and other interference with systems and networks resulting from attacks by third parties, including hackers, and from employee error or malfeasance. We also require third party vendors who, in the provision of services to us, are provided with or process information pertaining to our business or our clients to meet certain information security standards. Changes in our technology platforms may also require corresponding changes in our systems, networks and data security measures. In addition, the increasing reliance on technology systems and networks and the occurrence and potential adverse impact of attacks on such systems and networks, both generally and in the financial services industry, have enhanced government and regulatory scrutiny of the measures taken by companies to protect against cyber-security threats. As these threats, and government and regulatory oversight of associated risks, continue to evolve, we may be required to expend additional resources to enhance or expand upon the security measures we currently maintain.
Despite the measures we have taken and will in the future take to address and mitigate these risks, we cannot ensure that our systems and networks will not be subject to breaches or interference. Any such event may result in operational disruptions as well as unauthorized access to or the disclosure or loss of our proprietary information or our clients’ personal information, which in turn may result in legal claims, regulatory scrutiny and liability, reputational damage, the incurrence of costs to eliminate or mitigate further exposure, the loss of clients or other damage to our business. Any such event may interfere with, impede or cause delays in our calculation of values, processing of transactions and making of payments under the Contract. In addition, the trend toward broad consumer and general public notification of such incidents could exacerbate the harm to our business operations and our financial condition. Even if we successfully protected our technology infrastructure and the confidentiality of sensitive data, we may incur significant expenses in responding to any such attacks as well as the adoption and maintenance of appropriate security measures. Although we maintain cyber-security insurance coverage against costs resulting from cyber-security incidents, it is possible losses will exceed the amount available under our coverage. We could also suffer harm to our business and reputation if attempted security breaches are publicized. We cannot be certain that advances in criminal capabilities, discovery of new vulnerabilities, attempts to exploit vulnerabilities in our systems, data thefts, physical system or network break-ins or inappropriate access, or other developments will not compromise or breach the technology or other security measures protecting our networks and systems used in connection with our products and services. It is possible that a cyber-security incident could persist for an extended period of time without detection. There may be an increased risk of cyberattacks during periods of geo-political or military conflict.

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

The failure to protect our clients’ confidential information and privacy could adversely affect our business.
A number of our businesses are subject to privacy regulations and confidentiality obligations, including the Gramm-Leach-Bliley Act and state privacy laws and regulations. We also have contractual obligations to protect certain confidential information we obtain from our existing vendors and clients. These obligations generally include protecting such confidential information in the same manner and to the same extent as we protect our own confidential information. The actions we take to protect confidential information vary by business segment and may include, among other things:
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training and educating our employees regarding our obligations relating to confidential information;
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monitoring changes in state or federal privacy and compliance requirements;
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drafting appropriate contractual provisions into any contract that raises proprietary and confidentiality issues;
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maintaining secure storage facilities for tangible records;
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limiting access to electronic information; and
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in the event of a security breach, providing credit monitoring or other services to affected customers.
In addition, we must develop, implement and maintain a comprehensive written information security program with appropriate administrative, technical and physical safeguards to protect such confidential information. If we do not properly comply with privacy regulations and protect confidential information, we could experience adverse consequences, including regulatory sanctions, such as penalties, fines and loss of license, as well as loss of reputation and possible litigation. This could have an adverse impact on our Company’s reputation and business results.
Protection from system interruptions and operating errors is important to our business. A sustained interruption to our telecommunications, or data processing systems or other failure in operational execution could harm our business operations and our business results.
Operating errors and system or network interruptions could delay and disrupt our ability to develop, deliver or maintain our products and services, causing harm to our business and reputation and resulting in loss of customers or revenue. Operating errors and system or network interruptions may also interfere with, impede or cause delays in our calculation of values, processing of transactions and making of payments under the Contract. Interruptions could be caused by operational failures arising from employee error or malfeasance, interference by third parties (including hackers and other cyber-attacks), implementation of new technology, and maintenance of existing technology. Our financial, accounting, data processing or other operating systems and facilities may fail to operate or report data properly, experience connectivity disruptions or otherwise become disabled as a result of events that are wholly or partially beyond our control, adversely affecting our ability to process transactions or provide products and services to customers. The cause of these interruptions can include fires, floods, earthquakes and other natural disasters, power losses, equipment failures, attacks by third parties, failures of internal or vendor software or systems and other events beyond our control.
In addition, we rely on third party service providers and vendors for certain communications, technology and business functions and face the risk of operational failure (including, without limitation, failure caused by an inaccuracy, untimeliness or other deficiency in data reporting), termination or capacity constraints of any of the clearing agents, exchanges, clearing houses or other third party service providers that we use to facilitate or are component providers to our transactions and other product manufacturing and distribution activities. These risks are heightened by the evolution in the financial markets of increasingly sophisticated products, by business-driven hedging, by compliance issues and by other risk management or investment or by financial management strategies. Any such failure, termination or constraint could adversely impact our ability to implement transactions, service our clients, manage our exposure to risk or otherwise achieve desired outcomes.
The occurrence of natural or man-made disasters and catastrophes could adversely affect our business operations and our business results.
The occurrence of natural or man-made disasters and catastrophes, including extreme weather events, acts of terrorism, geo-political disputes, public health crises (e.g. COVID-19), industrial accident, blackout, cyber-attack, computer virus, insider threat, insurrections and military actions, unanticipated problems with our disaster recovery systems, or a support failure from external providers, could adversely affect our business operations and our business results, particularly if those events affect our computer-based data processing, transmission, storage, and retrieval systems or destroy data. Such disasters and catastrophes may damage our facilities, preventing our employees from performing their roles or otherwise disturbing our ordinary business operations, and by impacting claims. Such disasters and catastrophes may also impact us indirectly by changing the condition and behaviors of our customers, business counterparties and regulators, as well as by causing declines or volatility in the economic and financial markets. Climate conditions could increase our overall risk as

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

extreme weather events may become more likely or frequent. We rely on certain third-parties to provide certain services important to our business operations. While we monitor the performance of such third-parties, including those with employees who operate remotely, successful implementation and execution of their business continuity strategies are largely outside of our control. Weaknesses or failures within a vendor’s business continuity plan in light of a natural or man-made disaster or catastrophe could materially disrupt our business operations.
Inadequate or failed processes or systems, human factors or external events may adversely affect our reputation or operational effectiveness, as well as our financial condition.
Operational risk is inherent in our business and can manifest itself in various ways, including business interruption, poor vendor performance, information systems malfunctions or failures, regulatory breaches, human errors, employee misconduct, external fraud, and inability to recruit, motivate, and retain key employees. These events can potentially result in financial loss, harm to our reputation and/or hinder our operational effectiveness. Management attempts to control these risks and keep operational risk at low levels by maintaining a sound and well controlled environment in light of the characteristics of our business, markets and regulatory environment in which we operate. Notwithstanding these measures, operational risk is part of the business environment in which we operate, and we may experience operational disruptions and incur losses from time to time due to these types of risks.

14. Financial Statements
The statutory financial statements of Allianz Life Insurance Company of New York as of December 31, 2023 and 2022 and for each of the three years in the period ended December 31, 2023 included in Appendix D of this prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
The financial statements of the subaccounts of Allianz Life of NY Variable Account C of Allianz Life Insurance Company of New York (“Variable Account C”) as of December 31, 2023 are incorporated herein by reference to Variable Account C’s Form N-VPFS (File No. 811-05716) filed with the SEC have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024

Appendix A – Available Indexes
S&P 500® Index
The S&P 500® Index is comprised of 500 stocks representing major U.S. industrial sectors.
The "S&P 500® Index" is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Allianz Life Insurance Company of New York (“Allianz Life of NY”). S&P®, S&P 500®, US 500, and The 500 are trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Allianz Life of NY. It is not possible to invest directly in an index. Allianz Life of NY products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). Neither S&P Dow Jones Indices nor any third party licensors make any representation or warranty, express or implied, to the owners of the Allianz Life of NY products or any member of the public regarding the advisability of investing in securities generally or in Allianz Life of NY products particularly or the ability of the S&P 500® Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to Allianz Life of NY with respect to the S&P 500® Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500® Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Allianz Life of NY or the Allianz Life of NY products. S&P Dow Jones Indices have no obligation to take the needs of Allianz Life of NY or the owners of Allianz Life of NY products into consideration in determining, composing or calculating the S&P 500® Index. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of Allianz Life of NY products. There is no assurance that investment products based on the S&P 500® Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment adviser, commodity trading advisory, commodity pool operator, broker dealer, fiduciary, promoter” (as defined in the Investment Company Act of 1940, as amended), “expert” as enumerated within 15 U.S.C. § 77k(a) or tax advisor. Inclusion of a security, commodity, crypto currency or other asset within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, commodity, crypto currency or other asset, nor is it considered to be investment advice or commodity trading advice.
NEITHER S&P DOW JONES INDICES NOR THIRD PARTY LICENSOR GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500® INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY ALLIANZ LIFE OF NY, OWNERS OF THE ALLIANZ LIFE OF NY PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. S&P DOW JONES INDICES HAS NOT REVIEWED, PREPARED AND/OR CERTIFIED ANY PORTION OF, NOR DOES S&P DOW JONES INDIES HAVE ANY CONTROL OVER, THE LICENSEE PRODUCT REGISTRATION STATEMENT, PROSPECTUS OR OTHER OFFERING MATERIALS. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND ALLIANZ LIFE OF NY, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Russell 2000® Index
The Russell 2000® Index is an equity index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not affect the performance and characteristics of the true small-cap index.

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024
Appendix A

The Russell 2000® Index (the “Index”) is a trademark of Frank Russell Company (“Russell”) and has been licensed for use by Allianz Life Insurance Company of New York (“Allianz Life of NY”). Allianz Life of NY products are not in any way sponsored, endorsed, sold or promoted by Russell or the London Stock Exchange Group companies (“LSEG”) (together the “Licensor Parties”) and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the Index (upon which the Allianz Life of NY product is based), (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with the Allianz Life of NY product. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to Allianz Life of NY or to its clients. The Index is calculated by Russell or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein.
Nasdaq-100® Index
The NASDAQ-100 Index® includes 100 of the largest domestic and international non-financial securities listed on The NASDAQ Stock Market® based on market capitalization.
The Product(s) is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index® to track general stock market performance. The Corporations' only relationship to Allianz Life Insurance Company of New York (“Licensee”) is in the licensing of the NASDAQ®, and Nasdaq-100 Index® registered trademarks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index® which is determined, composed and calculated by NASDAQ without regard to Licensee or the Product(s). Nasdaq has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices of, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).
THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
EURO STOXX 50®
The EURO STOXX 50® provides a blue-chip representation of supersector leaders in the Eurozone. The index covers 50 stocks from 11 Eurozone countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.
STOXX Limited, Deutsche Börse Group and their licensors, research partners or data providers have no relationship to Allianz Life Insurance Company of New York (“Allianz Life of NY”), other than the licensing of the EURO STOXX 50® and the related trademarks for use in connection with Allianz Life of NY products.
STOXX, Deutsche Börse Group and their licensors, research partners or data providers do not:
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sponsor, endorse, sell or promote Allianz Life of NY products.
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recommend that any person invest in Allianz Life of NY products or any other securities.
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have any responsibility or liability for or make any decisions about the timing, amount or pricing of Allianz Life of NY products.

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024
Appendix A

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have any responsibility or liability for the administration, management or marketing of Allianz Life of NY products.
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consider the needs of Allianz Life of NY products or the owners of Allianz Life of NY products in determining, composing or calculating the EURO STOXX 50 or have any obligation to do so.
STOXX, Deutsche Börse Group and their licensors, research partners or data providers give no warranty, and exclude any liability (whether in negligence or otherwise), in connection with the Allianz Life of NY products or their performance.
STOXX does not assume any contractual relationship with the purchasers of Allianz Life of NY products or any other third parties.
Specifically,
●
STOXX, Deutsche Börse Group and their licensors, research partners or data providers do not give any warranty, express or implied, and exclude any liability about:
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The results to be obtained by Allianz Life of NY products, the owner of Allianz Life of NY products or any other person in connection with the use of the EURO STOXX 50 and the data included in the EURO STOXX 50;
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The accuracy, timeliness, and completeness of the EURO STOXX 50 and its data;
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The merchantability and the fitness for a particular purpose or use of the EURO STOXX 50 and its data;
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The performance of Allianz Life of NY products generally.
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STOXX, Deutsche Börse Group and their licensors, research partners or data providers give no warranty and exclude any liability, for any errors, omissions or interruptions in the EURO STOXX 50 or its data;
●
Under no circumstances will STOXX, Deutsche Börse Group or their licensors, research partners or data providers be liable (whether in negligence or otherwise) for any lost profits or indirect, punitive, special or consequential damages or losses, arising as a result of such errors, omissions or interruptions in the EURO STOXX 50 or its data or generally in relation to Allianz Life of NY products, even in circumstances where STOXX, Deutsche Börse Group or their licensors, research partners or data providers are aware that such loss or damage may occur.
The licensing Agreement between Allianz Life of NY and STOXX is solely for their benefit and not for the benefit of the owners of Allianz Life of NY products or any other third parties.

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024
Appendix A

Appendix B – Daily Adjustment
Generally
We designed the Daily Adjustment to provide an Index Option Value for each Index Option on Business Days other than the Term Start Date or the Term End Date. The Daily Adjustment approximates the Performance Credit that will be available on the Term End Date, adjusting for:
(i)
any Index gains during the Term subject to the applicable Trigger Rate, Cap, and/or Participation Rate,
(ii)
for the Index Dual Precision Strategy, any Index losses less than or equal to the 10% Buffer,
(iii)
either any Index losses greater than the 10%, 20%, or 30% Buffer, and
(iv)
the number of days until the Term End Date.
The Daily Adjustment formula has two primary components, (i) the change in Proxy Value and (ii) accumulated proxy interest, which are added together and then multiplied by the Index Option Base. We designed the Daily Adjustment to estimate the present value of positive or negative Performance Credit on the Term End Date taking into account any applicable Buffer, Trigger Rate, Cap, and/or Participation Rate. You should note that even if your selected Index(es) experience positive growth, the Daily Adjustments may be negative because of other market conditions, such as the expected volatility of Index Values and interest rates. Therefore, the Daily Adjustment could result in a loss beyond the protection of the Buffer. The Daily Adjustment for Index Options with a Term length of more than 1 year may be more negatively impacted by changes in the expected volatility of Index Values than 1-year Term Index Options due to the difference in Term length. Also, the risk of a negative Daily Adjustment is greater for Index Options with a Term length of more than 1 year than for 1-year Term Index Options with the same Buffer because the Buffer is exposed to a longer time period. The impact of the Cap and Buffer on the Daily Adjustment for a 1-year Term Index Option is greater than it is for a 3-year or 6-year Term Index Option because we apply the Cap and Buffer for the entire Term length, and the Term length is shorter for a 1-year Term.
Daily Adjustment Formula
The formula for the calculation of the Daily Adjustment is as follows:
Daily Adjustment = [(a) change in Proxy Value + (b) proxy interest] x Index Option Base
Where:
(a)
change in Proxy Value = (current Proxy Value – beginning Proxy Value)
(b)
proxy interest = beginning Proxy Value x (1 – time remaining during the Term)
Calculating Change in Proxy Value
The change in Proxy Value represents the current hypothetical value of the Proxy Investment (current Proxy Value), less the cost of the Proxy Investment on the Term Start Date (beginning Proxy Value).
The current Proxy Value is the Proxy Value calculated on the same day as the Daily Adjustment. The beginning Proxy Value is the Proxy Value calculated on the Term Start Date.
The Proxy Value is calculated differently for each Crediting Method.
For the Index Performance Strategy, the Proxy Value involves tracking three hypothetical derivatives and is calculated using the following formula:
Proxy Value = (at-the-money call) – (out-of-the-money call) – (out-of-the-money put)
With respect to our Proxy Value formula, we designed the at-the-money call and out-of-the-money call to value the potential for Index gains subject to any applicable Participation Rate up to the Cap, and the out-of-the-money put to value the potential for Index losses greater than the Buffer for the Index Performance Strategy. Similar to the Index Precision Strategy and Index Dual Precision Strategy, it is important to note that the out-of-the-money put will almost always reduce the Proxy Value, even when the current Index Value on a Business Day is higher than the Index Value on the Term Start Date. This is because the risk that the Index Value could be lower on the Term End Date is present to some extent whether or not the current Index Value on a Business Day is lower than the Index Value on the Term Start Date. For purposes of the Proxy Value formula the value of the out-of-the-money call will be zero if an Index Option is uncapped.

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024
Appendix B

For the Index Dual Precision Strategy, the Proxy Value involves tracking two hypothetical derivatives and is calculated using the following formula:
Proxy Value = [Trigger Rate x (in-the-money binary call)] – (out-of-the-money put)
With respect to our Proxy Value formula, we designed the in-the-money binary call to value the potential for gains equal to the Trigger Rate if on the Term End Date, the Index Value divided by the Index Value on the Term Start Date is greater than or equal to 90%, and the out-of-the-money put to value the potential for Index losses greater than the Buffer for the Index Dual Precision Strategy. Similar to the Index Performance Strategy and Index Precision Strategy, it is important to note that the out-of-the-money put will almost always reduce the Proxy Value, even when the current Index Value on a Business Day is higher than the Index Value on the Term Start Date. This is because the risk that the Index Value could be lower on the Term End Date is present to some extent whether or not the current Index Value on a Business Day is lower than the Index Value on the Term Start Date.
For the Index Precision Strategy, the Proxy Value involves tracking two hypothetical derivatives and is calculated using the following formula:
Proxy Value = [Trigger Rate x (at-the-money binary call)] – (out-of-the-money put)
With respect to our Proxy Value formula, we designed the at-the-money binary call to value the potential for gains equal to the Trigger Rate if on the Term End Date, the Index Value is greater than or equal to the Index Value on the last Index Anniversary (or the Index Effective Date if this is the first Index Anniversary), and the out-of-the-money put to value the potential for Index losses greater than the Buffer for the Index Precision Strategy. Similar to the Index Performance Strategy and Index Dual Precision Strategy, it is important to note that the out-of-the-money put will almost always reduce the Proxy Value, even when the current Index Value on a Business Day is higher than the Index Value on the Term Start Date. This is because the risk that the Index Value could be lower on the Term End Date is present to some extent whether or not the current Index Value on a Business Day is lower than the Index Value on the Term Start Date.
Calculating Proxy Interest
The proxy interest is an amount of interest that is earned to provide compensation for the cost of the Proxy Investment on the Term Start Date. The proxy interest is approximated by the value of amortizing the cost of the Proxy Investment over the Term to zero. The formula for proxy interest involves the calculation of: (i) the beginning Proxy Value (the formula for which varies depending on the Crediting Method, as previously discussed), and (ii) the time remaining during the Term. The time remaining during the Term is equal to the number of days remaining in the Term divided by the Term length. The Term length is equal to the number of days from the Term Start Date to the Term End Date. The proxy interest may be significantly different from current interest rates available on interest bearing investments.
Additional Information
You can find a more detailed explanation of the calculation of the Proxy Value, including examples, in Exhibit 99 of the Form S-1 Registration Statement filed with the SEC, of which this prospectus is a part. This Exhibit is incorporated by reference into this prospectus. You can obtain a copy of Exhibit 99 by calling (800) 624-0197, or visiting our website at www.allianzlife.com/new-york.

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024
Appendix B

Appendix C – Fund Available Under the Contract
The following includes information about the Fund available under the Contract. More information about the Fund is available in the Fund's prospectus, which may be amended from time to time and can be found online at www.allianzlife.com/new-york/variableoptions. You can also request this information at no cost by calling (800) 624-0197, or by sending an email request to contact.us@allianzlife.com.
The current expenses and performance information below reflects fees and expenses of the Fund, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. The Fund's past performance is not necessarily an indication of future performance.
Investment Objectives	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of December 31, 2023)
			1 Year	5 Years	10 Years
Current income consistent with stability of principal	AZL® Government Money Market Fund(1) Adviser: Allianz Investment Management LLC Subadviser: BlackRock Advisors, LLC	0.87%	4.28%	1.32%	0.77%
(1)
The AZL® Government Money Market Fund’s annual expenses reflect a temporary fee reduction. Please see the AZL® Government Money Market Fund’s prospectus for information regarding the expense reimbursement or fee waiver arrangement.

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024
Appendix C

Appendix D – Selected Financial Data and Statutory Financial Statements
Management’s Discussion and Analysis of Financial Condition and Results of Operations (For the 12 month period ending December 31, 2023)
The following discussion of our financial condition and results of operations should be read in conjunction with our statutory financial statements and notes to those statements included in this Appendix. The discussion and analysis in this Appendix includes certain forward-looking statements that are subject to risks, uncertainties and other factors, as described in “Risk Factors” and elsewhere in this prospectus, that could cause our actual growth, results of operations, performance, financial position and business prospects and opportunities in 2024 and beyond to differ materially from those expressed in, or implied by, those forward-looking statements. See “Forward-Looking Statements.”
Statutory Financial Statements as of December 31, 2023
The statutory financial statements of Allianz Life Insurance Company of New York as of December 31, 2023 and 2022 and for each of the three years in the period ended December 31, 2023 included in this Appendix D have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The principal business address of PricewaterhouseCoopers LLP is 45 South Seventh Street, Suite 3400, Minneapolis, MN.

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024
Appendix D

Part I

Item 11(f).
Selected Financial Data
(dollars in thousands, unless otherwise stated)
The following table sets forth the Company’s selected historical financial data. The selected financial data has been derived from the Statutory Financial Statements included elsewhere in this prospectus, and should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the Company’s audited Statutory Financial Statements.
These historical results are not necessarily indicative of results to be expected for any future period.

	Year ended December 31,
Selected income data	2023	2022	2021	2020	2019
Premium and annuity considerations*	$972,773	658,839	689,602	431,944	376,919
Net investment income	20,031	18,100	16,177	18,028	19,866
Ceded reinsurance reserve and expense adjustments	1,791	1,146	578	291	181
Fees from separate accounts	54,306	58,894	66,792	66,045	68,960
Total income	1,048,901	736,979	773,149	516,308	465,926
Policyholder benefits and surrenders	549,361	274,066	281,533	244,532	255,885
Change in aggregate reserves	(32,581)	76,056	(17,165)	1,842	2,503
General and administrative and commission	108,020	82,936	78,354	56,875	52,630
Net transfers to separate accounts	396,569	351,286	358,538	186,015	134,980
Total benefits and other expenses	1,021,369	784,344	701,260	489,264	445,998
Income tax expense (benefit)	(1,665)	3,586	6,319	1,280	(7,343)
Net realized capital (loss) gain	(41,157)	22,638	(59,957)	(41,220)	(70,095)
Net (loss) income	(11,960)	(28,313)	5,613	(15,456)	(42,824)
Capital and Surplus:
Change in unrealized capital (loss) gain	(7,720)	4,843	1,534	(1,845)	(8,937)
Other change in capital & surplus	3,316	2,024	(106)	1,934	(649)
Capital contribution from parent	30,000	30,000	—	—	—
Net change in capital & surplus	$13,636	8,554	7,041	(15,367)	(52,410)
*Includes premiums and annuity and supplementary contract considerations.

	As of December 31,
Selected balance sheet data	2023	2022	2021	2020	2019
Total cash and invested assets	$650,763	671,072	610,691	590,406	596,501
Investment income due and accrued	5,071	4,719	4,480	4,744	4,921
Other admitted assets	24,431	8,914	9,085	8,604	12,922
Separate account assets	5,399,495	4,347,526	4,447,304	3,773,866	3,232,062
Total admitted assets	6,079,760	5,032,231	5,071,560	4,377,620	3,846,406
Total policyholder liabilities	530,368	550,065	473,598	490,011	487,107
Other liabilities	(35,303)	(40,924)	(12,352)	(42,226)	(44,099)
Separate account liabilities	5,399,495	4,347,526	4,447,304	3,773,866	3,232,062
Total liabilities	5,894,560	4,856,667	4,908,550	4,221,651	3,675,070
Total capital and surplus	$185,200	171,564	163,010	155,969	171,336

Management's Discussion and Analysis of Financial Condition and Results of Operations (for the 12 month period ended December 31, 2023)

Item 11(h).
Management’s Discussion and Analysis of Financial Condition and Results of Operations
The following discussion and analysis provides an assessment by management of the Company’s financial condition as of December 31, 2023, compared with December 31, 2022, and its results of operations for each of the three years ended December 31, 2023, 2022, 2021, respectively. The information contained herein should be read in conjunction with the financial statements, notes, exhibits and schedules in the 2023 and 2022 Annual Statement and audited Statutory Financial Statements of the Company. Amounts are presented on a non-consolidated basis in accordance with Statutory Accounting Principles (SAP).
Forward-looking Statements
This report reviews the Company’s financial condition and results of operations. Where appropriate, factors that may affect future financial performance are also identified and discussed. Certain statements made in this report include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward- looking statements include any statement that may predict, forecast, indicate or imply future results, performance or achievements instead of historical facts, and may contain words like “believe”, “expect”, “estimate”, “project”, “budget”, “forecast”, “anticipate”, “plan”, “will”, “shall”, “may”, and other words, phrases or expressions with similar meaning. Forward-looking statements are subject to risks and uncertainties. Readers are cautioned not to place undue reliance on forward-looking statements as a prediction of actual results. The Company undertakes no obligation to update publicly or revise any forward-looking statements.
Company Overview
The Company is a life insurance company domiciled in New York and is licensed to sell insurance products in six U.S. states and the District of Columbia. The Company primarily offers individual variable-indexed annuities which are sold through licensed registered representatives contracted with a broker/dealer. The Company also maintains a closed portfolio of individual traditional variable annuities, fixed annuities, individual and group life policies, and individual and group accident and health policies, but does not actively issue new policies related to these products.
Allianz Life of New York is a wholly owned subsidiary of Allianz Life Insurance Company of North America (Allianz Life). Allianz Life is a wholly owned subsidiary of Allianz of America, Inc. (AZOA), which is a subsidiary of Allianz Europe, B.V.. Allianz Europe, B.V. is a wholly owned subsidiary of Allianz SE, the Company’s ultimate parent, which is incorporated in Munich, Germany.
The Company has organized its principal operations into the following segments: Individual Annuities and Other.
Individual Annuities
The Individual Annuities segment provides tax-deferred investment growth and lifetime income opportunities for our customers through fixed, fixed-indexed, variable-indexed and variable products. The “fixed” and “variable” classifications describe whether we or the contractholders bear the investment risk of the assets supporting the contract.
Variable annuities allow the contractholder to make deposits into various investment options and also have unique product features that allow for guaranteed minimum income benefits, guaranteed minimum accumulation benefits, guaranteed minimum death benefits, and guaranteed minimum withdrawal benefits. The variable annuity products with guaranteed minimum benefits which provide a minimum return based on their initial deposit may be increased by additional deposits, bonus amounts, or other account crediting features. The income and accumulation benefits shift a portion of the investment risk from the contractholder back to the Company.
The Company's variable annuity sales strategy is focused on variable-indexed annuity products, which combines a separate account option with a general account option that is similar to a fixed-indexed annuity. Sales of our variable-indexed annuity have increased in recent years due to an industry shift from traditional variable products as well as the Allianz Index Advantage® New York Variable Annuity product being very competitive. Our Individual Annuity products are sold through independent distribution channels made up of registered representatives.
The Company discontinued selling traditional variable annuities and fixed annuities and the business is in run-off, however, in-force contracts are material and thus reported within the Individual Annuities segment.
Management's Discussion and Analysis of Financial Condition and Results of Operations (for the 12 month period ended December 31, 2023)

Other
The Other segment consists of individual term life, which is not material enough to break out in a separate segment, as well as closed blocks of life, long-term care (LTC), and Special Markets products. The Special Markets products include individual and group annuity and life products, including whole and term life insurance. Although Other products are part of the combined results, the Company does not allocate additional resources to these areas other than to maintain the operational support to its current customers.
Income and expense allocation
We maintain segregated investment portfolios for the Company but do not maintain segregated portfolios for each segment. All net investment income and other Corporate income and expense activity is allocated to the segments. Assets are only monitored at the total Company level, and as such, asset disclosures by segment are not included herein.
Income and expense related to assets backing policyholder reserves are allocated to the segments based on policyholder statutory reserve levels. The results of our segments also reflect allocation of income and expense related to assets backing surplus. Income and expense related to assets backing surplus are allocated to the segments based on estimated required capital levels for each segment.
Basis of Presentation
The Statutory Financial Statements have been prepared in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services (the Department). The Department recognizes statutory accounting practices prescribed or permitted by the state of New York for determining and reporting the financial condition and results of operations of an insurance company and its solvency under New York insurance law. The state of New York has adopted the National Association of Insurance Commissioners (NAIC) Accounting Practices and Procedures Manual as its prescribed basis of statutory accounting principles (SAP). The state of New York has also adopted certain prescribed accounting practices that differ from those found in NAIC SAP. The Company has no material statutory accounting practices that differ from those of the Department or NAIC SAP. These practices differ in some respects from accounting principles generally accepted in the United States of America (U.S. GAAP). The effects of these differences, while not quantified, are presumed to be material to the Statutory Financial Statements.
The preparation of Statutory Financial Statements in conformity with NAIC SAP requires management to make certain estimates and assumptions that affect reported amounts of admitted assets and liabilities, including reporting or disclosure of contingent assets and liabilities as of December 31, 2023, and 2022 and the reported amounts of revenues and expenses during the reporting period. Future events, including changes in mortality, morbidity, interest rates, capital markets, and asset valuations could cause actual results to differ from the estimates used within the Statutory Financial Statements. Such changes in estimates are recorded in the period they are determined.
Adoption of New Financial Accounting Standards
See Note 3 – “Accounting Changes and Correction of Errors” of the Company’s audited Statutory Financial Statements in this prospectus for information related to recent accounting pronouncements.
Application of Critical Accounting Policies
Our accounting policies require management to make interpretative and valuation judgments and to make estimates based upon assumptions that affect the amounts of assets, liabilities, revenues, and expenses reported in our Statutory Financial Statements. Because the use of assumptions and estimates inherently entails uncertainty, the effects of accounting policies under different conditions could produce results that are significantly different. A discussion of the presentation of the business factors that affect critical accounting policies can be found in Note 2 of the accompanying Statutory Financial Statements and are summarized below.
Accounting for Investments
Investment valuation and presentation are determined to be in accordance with methods prescribed by the NAIC. See Note 5 and 6 of the audited Statutory Financial Statements for additional information regarding the portfolio and fair value of investments.
Aggregate Reserves for Life Policies and Annuity Contracts
See Notes 10 through 12 of the audited Statutory Financial Statements for additional information regarding our annuity and life actuarial reserves, deposit liabilities, and separate accounts.
Management's Discussion and Analysis of Financial Condition and Results of Operations (for the 12 month period ended December 31, 2023)

Derivatives
See Notes 2 and 5 of the audited Statutory Financial Statements for additional information regarding our derivatives and hedging instruments.
Reinsurance
See Note 9 of the audited Statutory Financial Statements for additional information regarding reinsurance agreements we have entered into to manage insurance risk as well as businesses we have exited.
Income Taxes
See Note 7 of the audited Statutory Financial Statements for additional information regarding income tax estimates and assumptions.

Individual Annuities and Other
Based upon the significance of the Individual Annuities segment and its overall impact on the total results of operations, we only provided variance commentary at the total company level for the year ended December 31, 2023 compared to 2022 and year ended December 31, 2022, compared to 2021.
Total Results of Operations

	Year ended December 31,			Increase (decrease) and % change		Increase (decrease) and % change
	2023	2022	2021	2023 - 2022		2022 - 2021
Income:
Premium and annuity considerations*	$972,773	658,839	689,602	$313,934	47.6%	$(30,763)	(4.5)%
Net investment income	20,031	18,100	16,177	1,931	10.7	1,923	11.9
Ceded reinsurance reserve and expense adjustments	1,791	1,146	578	645	56.3	568	98.3
Fees from separate accounts	54,306	58,894	66,792	(4,588)	(7.8)	(7,898)	(11.8)
Total income	1,048,901	736,979	773,149	311,922	42.3	(36,170)	(4.7)
Benefits and other expenses:
Policyholder benefits and surrenders	549,361	274,066	281,533	275,295	100.4	(7,467)	(2.7)
Change in aggregate reserves	(32,581)	76,056	(17,165)	(108,637)	(142.8)	93,221	543.1
General and administrative and commission	108,020	82,936	78,354	25,084	30.2	4,582	5.8
Net transfers to separate accounts	396,569	351,286	358,538	45,283	12.9	(7,252)	(2.0)
Total benefits and other expenses	1,021,369	784,344	701,260	237,025	30.2	83,084	11.8
Pretax income (loss)	27,532	(47,365)	71,889	74,897	158.1	(119,254)	(165.9)
Income tax expense (benefit)	(1,665)	3,586	6,319	(5,251)	(146.4)	(2,733)	(43.3)
Net realized capital (loss) gain	(41,157)	22,638	(59,957)	(63,795)	(281.8)	82,595	137.8
Net (loss) income	$(11,960)	(28,313)	5,613	$16,353	57.8%	$(33,926)	(604.4)%
Capital and Surplus:
Change in unrealized capital (loss) gain	$(7,720)	4,843	1,534	$(12,563)	(259.4)%	$3,309	215.7%
Other change in capital & surplus	3,316	2,024	(106)	1,292	63.8	2,130	2,009.4
Capital contribution from parent	30,000	30,000	—	—	—	30,000	NM^
Net change in capital & surplus	$13,636	8,554	7,041	$5,082	59.4%	$1,513	21.5%
*Includes premiums and annuity and supplementary contract considerations.
^ Not meaningful

Management's Discussion and Analysis of Financial Condition and Results of Operations (for the 12 month period ended December 31, 2023)

Selected Operating Performance Measures

	Year ended December 31,			Increase (decrease) and % change		Increase (decrease) and % change
	2023	2022	2021	2023 - 2022		2022 - 2021
Deposits and gross premiums written:
Individual Annuities	$967,460	653,562	685,610	$313,898	48.0%	$(32,048)	(4.7)%
Other	6,719	5,492	4,416	1,227	22.3	1,076	24.4
Total	$974,179	659,054	690,026	$315,125	47.8%	$(30,972)	(4.5)%
In-force:
Individual Annuities	$5,642,883	4,654,719	4,797,886	$988,164	21.2%	$(143,167)	(3.0)%
Other	2,921,758	1,837,298	750,332	1,084,460	59.0	1,086,966	144.9
Total	$8,564,641	6,492,017	5,548,218	$2,072,624	31.9%	$943,799	17.0%
Deposits and in-force amounts in the table above are for direct business. Deposits reflect amounts collected on both new and renewal business. Individual Annuities in-force represents account values for our annuity contracts. Other products in-force represent gross life insurance within the life and Special Markets products. The deposits increased within Individual Annuities in 2023 as a result of higher variable-indexed annuity sales driven by competitve product features and the market environment. The increase of in-force in the Individual Annuities segment in 2023 is primarily driven by equity market increases resulting in higher contractholder account values. Deposits and in-force within Other products increased in 2023 due to term life policy sales.
Change in Key Market Factors
Our Individual Annuities segment is impacted by various market impacts and movements which are summarized below:

	Year ended December 31,			% change
	2023	2022	2021	2023 - 2022	2022 - 2021
Stock Index
S&P 500	24.23%	(19.44)%	26.89%	43.67%	(46.33)%
NASDAQ 100	53.81%	(32.97)%	26.63%	86.78%	(59.60)%

	Year ended December 31,			Basis point (bps) change
	2023	2022	2021	2023 - 2022	2022 - 2021
Interest Rates
Swap rate - 10 year	3.48%	3.84%	1.58%	(36) bps	226 bps
Swap rate - 20 year	3.51%	3.74%	1.76%	(23) bps	198 bps
Year Ended December 31, 2023 Compared to Year Ended December 31, 2022
Overview
The change in capital and surplus was favorable in 2023 primarily due to a capital contribution from Allianz Life and decreased aggregate reserves, partially offset by net realized capital losses driven by positive equity markets.
Income
•Premium and annuity considerations: Premium and annuity considerations increased primarily due to equity market volatility which enhanced variable-indexed annuity premium in 2023.
•Net investment income: Net investment income increased primarily due to a increase in average invested assets and higher asset yields.
•Ceded reinsurance reserve and expense adjustments: Ceded reinsurance reserve and expense adjustments increased primarily due to the ceded expense allowance on term life product sales.
•Fees from separate accounts: Fees from separate accounts decreased primarily due to lower separate account assets on the traditional variable annuity block of business as these products are no longer sold.

Management's Discussion and Analysis of Financial Condition and Results of Operations (for the 12 month period ended December 31, 2023)

Benefits and Other Expenses

•Policyholder benefits and surrenders: Policyholder benefits and surrenders increased significantly due to an increase in variable annuity surrenders.
•Change in aggregate reserves: Change in aggregate reserves was driven by VM 21 reserve decreases due to equity market impacts and interest rate movements impacting the variable annuity line of business. Fixed annuity reserves also decreased due to the continued run-off of the closed block of business.
•General and administrative and commission: General and administrative and commission increased primarily due to an increase in commissions as a result of increased variable-indexed annuity premium.
•Net transfers to separate accounts: Net transfers to separate accounts is driven by new premium and offset by contractholder withdrawals, and decreased due to increased surrender benefits and withdrawals for variable annuity contracts.
•Income tax expense (benefit): Income tax benefit increase driven by pre-tax income and hedging impacts.
•Net realized capital gain (loss): Net realized capital losses are driven by derivatives that hedge guarantees in our Individual Annuities segment due to an increase in equity markets.
Capital and Surplus
•Change in unrealized capital gain (loss): Unrealized capital losses are primarily due to derivatives that hedge guarantees in our Individual Annuities segment due to an increase in equity markets.
•Other change in capital and surplus: Other change in capital and surplus increase was driven by a decrease in net deferred income tax primarily due to changes in Statutory versus tax reserves.
Year Ended December 31, 2022 Compared to Year Ended December 31, 2021
Overview
The change in capital and surplus was favorable in 2022 primarily due to a capital contribution from Allianz Life and net realized capital gains on derivatives due to negative equity markets, partially offset by increased aggregate reserves driven by additional asset adequacy reserves.
Income
•Premium and annuity considerations: Premium and annuity considerations decreased primarily due to equity market volatility which reduced variable-indexed annuity premium in 2022.
•Net investment income: Net investment income increased primarily due to a increase in average invested assets and higher asset yields.
•Ceded reinsurance reserve and expense adjustments: Ceded reinsurance reserve and expense adjustments increased primarily due to the ceded expense allowance on term life product sales.
•Fees from separate accounts: Fees from separate accounts decreased, primarily due to lower M&E and benefit rider income from the effects of negative equity markets in 2022, which resulted in lower average traditional variable annuity separate account assets in 2022.
Benefits and Other Expenses
•Policyholder benefits and surrenders: Policyholder benefits and surrenders decreased primarily due to a decrease in variable annuity surrenders.
•Change in aggregate reserves: Change in aggregate reserves was driven by additional asset adequacy reserves on both the variable annuity and fixed annuity lines of business and VM 21 reserve increases due to equity market impacts and interest rate movements impacting the variable annuity line of business. This was partially offset by fixed annuity reserve decreases due to the continued run-off of the closed block of business.
•General and administrative and commission: General and administrative and commission increased primarily due to an increase in sundry general expenses.
Management's Discussion and Analysis of Financial Condition and Results of Operations (for the 12 month period ended December 31, 2023)

•Net transfers to separate accounts: Net transfers to separate accounts decrease is driven by new premium and policyholder withdrawals, and decreased due to lower variable-indexed premium.
•Income tax expense (benefit): Income tax expense decreased driven by pre-tax income and hedging impacts.
•Net realized capital (loss) gain: Net realized capital gains are driven by derivatives that hedge guarantees in our Individual Annuities segment due to a decrease in equity markets.
Capital and Surplus
•Change in unrealized capital gain (loss): Unrealized capital gains are primarily due to derivatives that hedge guarantees in our Individual Annuities segment due to a decrease in equity markets.
•Other change in capital and surplus: Other change in capital and surplus decrease was driven by an increase in net deferred income tax primarily due to changes in Statutory versus tax reserves.
The following tables provide the results of operations for the Individual Annuities and Other segments:
Individual Annuities
Segment Results of Operations

	Year ended December 31,			Increase (decrease) and % change		Increase (decrease) and % change
	2023	2022	2021	2023 - 2022		2022 - 2021
Income:
Premium and annuity considerations*	$969,768	655,804	686,652	$313,964	47.9%	$(30,848)	(4.5)%
Net investment income	15,527	13,899	12,181	1,628	11.7	1,718	14.1
Fees from separate accounts	54,306	58,894	66,792	(4,588)	(7.8)	(7,898)	(11.8)
Total income	1,039,601	728,597	765,625	311,004	42.7	(37,028)	(4.8)
Benefits and other expenses:
Policyholder benefits and surrenders	546,381	271,102	279,788	275,279	101.5	(8,686)	(3.1)
Change in aggregate reserves	$(35,645)	71,289	(25,127)	$(106,934)	(150.0)%	$96,416	383.7%
General and administrative and commission	104,727	79,959	76,484	24,768	31.0	3,475	4.5
Net transfers to separate accounts	396,569	351,286	358,538	45,283	12.9	(7,252)	(2.0)
Total benefits and other expenses	1,012,032	773,636	689,683	238,396	30.8	83,953	12.2
Pretax income (loss)	27,569	(45,039)	75,942	72,608	161.2	(120,981)	(159.3)
Income tax expense (benefit)	(1,668)	3,409	6,675	(5,077)	(148.9)%	(3,266)	(48.9)%
Net realized capital (loss) gain	(41,149)	22,688	(59,965)	(63,837)	(281.4)	82,653	137.8
Net income (loss)	$(11,912)	(25,760)	9,302	$13,848	53.8%	$(35,062)	(376.9)%
Capital and Surplus:
Change in unrealized capital (loss) gain	$(7,946)	4,997	1,627	$(12,943)	(259.0)%	$3,370	207.1%
Other change in capital & surplus	2,870	1,756	(88)	1,114	63.4	1,844	2,095.5
Net change in capital & surplus	$(16,988)	$(19,007)	$10,841	$2,019	10.6%	$(29,848)	(275.3)%
*Includes premiums and annuity and supplementary contract considerations.
^Not meaningful
Management's Discussion and Analysis of Financial Condition and Results of Operations (for the 12 month period ended December 31, 2023)

Other
Segment Results of Operations

	Year ended December 31,			Increase (decrease) and % change		Increase (decrease) and % change
	2023	2022	2021	2023 - 2022		2022 - 2021
Income:
Premium and annuity considerations	$3,005	3,035	2,950	$(30)	(1.0)%	$85	2.9%
Net investment income	4,504	4,201	3,996	303	7.2	205	5.1
Ceded reinsurance reserve and expense adjustments	1,791	1,146	578	645	56.3	568	98.3
Total income	9,300	8,382	7,524	918	11.0	858	11.4
Benefits and other expenses:
Policyholder benefits and surrenders	2,980	2,964	1,745	16	0.5	1,219	69.9
Change in aggregate reserves	3,064	4,767	7,962	(1,703)	(35.7)	(3,195)	(40.1)
General and administrative and commission	3,293	2,977	1,870	316	10.6	1,107	59.2
Total benefits and other expenses	9,337	10,708	11,577	(1,371)	(12.8)	(869)	(7.5)
Pretax (loss) income	(37)	(2,326)	(4,053)	2,289	98.4	1,727	42.6
Income tax expense (benefit)	2	176	(356)	(174)	(98.9)	532	149.4
Net realized capital (loss) gain	(8)	(50)	8	42	84.0	(58)	(725.0)
Net income (loss)	$(47)	(2,552)	(3,689)	$2,505	98.2%	$1,137	30.8%
Capital and Surplus:
Change in unrealized capital gain (loss)	$226	(154)	(93)	$380	246.8%	$(61)	(65.6)%
Other change in capital & surplus	446	268	(18)	178	66.4%	286	1,588.9
Net change in capital & surplus	$625	(2,438)	(3,800)	$3,063	125.6	$1,362	35.8

Capital Contributions

	Year ended December 31,			Increase (decrease) and % change
	2023	2022	2021	2023 - 2022		2022 - 2021
Capital and Surplus:
Capital Contribution from parent	$30,000	30,000	—	$—	—%	$30,000	NM*
*Not meaningful
Capital contributions were received from Allianz Life as shown above. See Note 13 of the Company’s audited Statutory Financial Statements for further reference.
Financial Condition
Investment Strategy
Our investment strategy focuses on diversification by asset class. We seek to achieve economic diversification, while limiting overall credit and liquidity risks. We attempt to mitigate these credit and liquidity risks by adhering to investment policies that provide portfolio diversification on an asset class, creditor, and industry basis, and by complying with investment limitations governed by state insurance laws and regulations, as applicable. We also consider all relevant objective information available in estimating the cash flows related to structured securities. We actively monitor and manage exposures, and determine whether any securities are impaired. The aggregate credit risk taken in the investment portfolio is influenced by our risk/return preferences, the economic and credit environment, and the ability to manage this risk through liability portfolio management. We also have an asset-liability management strategy to align cash flows and duration of the investment portfolio with contractholder liability cash flows and duration.
Management's Discussion and Analysis of Financial Condition and Results of Operations (for the 12 month period ended December 31, 2023)

The following table presents the investment portfolio at December 31:

	2023		2022
	Carrying Value	% of total	Carrying Value	% of total
Bonds	$618,672	95.1%	$647,422	96.5%
Cash and cash equivalents	31,012	4.8	22,009	3.3
Policy loans	193	—	185	—
Derivative assets	26	—	—	—
Receivables for securities	860	0.1	1,456	0.2
Total cash and invested assets	$650,763	100.0%	$671,072	100.0%
Bonds
Refer to Note 5 of the audited Statutory Financial Statements for information regarding the nature of our portfolio of bonds. The tables below represents the NAIC ratings for the Company's bond portfolio at December 31, 2023 and 2022.

	2023
NAIC Classes	Fair Value	% of Total	Amortized Cost	% of Total
1	$390,284	67.2%	$419,486	67.8%
2	184,922	31.9	194,060	31.4
Investment grade	575,206	99.1	613,546	99.2
3	5,082	0.9	5,126	0.8
4	—	—	—	—
5	—	—	—	—
6	—	—	—	—
Below investment grade	5,082	0.9	5,126	0.8
Total	$580,288	100.0%	$618,672	100.0%

	2022
NAIC Classes	Fair Value	% of Total	Amortized Cost	% of Total
1	$402,120	68.3%	$442,762	68.4%
2	180,165	30.6	198,397	30.6
Investment grade	582,285	98.9	641,159	99.0
3	6,242	1.1	6,263	1.0
4	—	—	—	—
5	—	—	—	—
6	—	—	—	—
Below investment grade	6,242	1.1	6,263	1.0
Total	$588,527	100.0%	$647,422	100.0%
Management's Discussion and Analysis of Financial Condition and Results of Operations (for the 12 month period ended December 31, 2023)

Commercial Mortgage-backed and Asset-backed Securities
Commercial mortgage-backed securities (CMBS) represent pools of commercial mortgages that are broadly diversified across property types and geographical areas. The following table summarizes our exposure to CMBS holdings by NAIC classes and vintage year as of December 31:

	2023
NAIC Classes	Amortized Cost	% of Total		Vintage	Amortized Cost	% of Total
1	$72,012	100.0%		2023	$1,543	2.1%
2	—	—		2022	1,709	2.4
3	—	—	1	2021	—	—
4	—	—		2020	2,450	3.4
5	—	—		2019 and prior	66,310	92.1
6	—	—			$72,012	100.0%
	$72,012	100.0%

	2022
NAIC Classes	Amortized Cost	% of Total	Vintage	Amortized Cost	% of Total
1	$74,182	100.0%	2022	$—	—%
2	—	—	2021	—	—
3	—	—	2020	2,457	3.3
4	—	—	2019	3,718	5.0
5	—	—	2018 and prior	68,007	91.7
6	—	—		$74,182	100.0%
	$74,182	100.0%
Asset backed security (ABS) holdings consist primarily of aircraft leases, credit card receivables and other asset-backed securities that meet specific criteria, such as credit quality, insurance requirements, or limits on these types of investments.
The following table summarizes our exposure to other ABS holdings by NAIC classes and vintage year as of December 31:

	2023
NAIC Classes	Amortized Cost	% of Total	Vintage	Amortized Cost	% of Total
1	$2,800	100.0%	2023	$—	—%
2	—	—	2022	—	—
3	—	—	2021	2,800	100.0
4	—	—	2020	—	—
5	—	—	2019 and prior	—	—
6	—	—		$2,800	100.0%
	$2,800	100.0%

	2022
NAIC Classes	Amortized Cost	% of Total	Vintage	Amortized Cost	% of Total
1	$2,825	100.0%	2022	$—	—%
2	—	—	2021	2,800	99.1
3	—	—	2020	—	—
4	—	—	2019	—	—
5	—	—	2018 and prior	25	0.9
6	—	—		$2,825	100.0%
	$2,825	100.0%
Management's Discussion and Analysis of Financial Condition and Results of Operations (for the 12 month period ended December 31, 2023)

Unrealized investment losses on bonds, for investment grade (NAIC classes 1-2) and below investment grade (NAIC classes 3-6) securities by duration are as follows at December 31:

	2023
	Investment Grade	% of Total	Below Investment Grade	% of Total
Twelve months or less below fair value	$419	0.9%	$—	—%
More than twelve months below fair value	44,253	98.6	203	0.5
Total	$44,672	99.5%	$203	0.5%

	2022
	Investment Grade	% of Total	Below Investment Grade	% of Total
Twelve months or less below fair value	$36,020	58.7%	$115	0.2%
More than twelve months below fair value	25,225	41.1	43	—
Total	$61,245	99.8%	$158	0.2%
See Note 5 of the audited Statutory Financial Statements for additional disclosures in regards to unrealized investment losses on bonds.
Other-than-temporary impairments, by market sector, for impairments included in the Statements of Operations, were as follows at December 31:

	2023		2022
	Impairment	No. of Securities	Impairment	No. of Securities
Corporate securities	$256	1	$539	3
Refer to Note 6 of the audited Statutory Financial Statements for information regarding the fair value and fair value hierarchy level of our financial instruments.
Liquidity and Capital Resources
Overview
The Company’s liquidity requirements are generally met through funds provided by investment income, receipt of insurance premiums, M&E fees and benefit rider income, and maturities and sales of investments.
The Company does not utilize the capital markets as a source of capital. Should the need for capital arise, the Company may utilize its parent, Allianz Life, as an alternative source of funding. The Company has a line of credit agreement with its parent, Allianz Life, to provide liquidity to the Company, as needed. The Company’s borrowing capacity under the agreement is limited to 5% of the general account admitted assets of the Company as of the preceding year end which amounts to $148,028. The Company's general account admitted assets include the book value portion of the non-insulated separate account assets. As of December 31, 2023 and 2022, there are no amounts outstanding under the line of credit agreement. In addition, if capital infusions are deemed necessary, the Company obtains prior approval by the Department, as appropriate.
The primary uses of funds are policy benefits, commissions, other product-related acquisition costs, investment purchases, and operating expenses. The Company routinely reviews its sources and uses of funds in order to meet its ongoing obligations.
Financial Ratings and Strength
We received the following financial strength ratings as of December 31, 2023:
•AM Best    A+ (Superior)
•S&P        AA (Very Strong)
The financial strength ratings are influenced by many factors including the operating and financial performance, asset quality, liquidity, asset/liability management, overall portfolio mix, financial leverage, and exposure to risks.
Management's Discussion and Analysis of Financial Condition and Results of Operations (for the 12 month period ended December 31, 2023)

Cash Flows
The cash flows of the Company for the years ended December 31, 2023, 2022, and 2021 are summarized in the condensed table below:

	Year ended December 31,
	2023	2022	2021
Net cash (used in) provided by operating activities	$(7,640)	949	79,047
Net cash used in investing activities	(23,713)	(39,612)	(67,319)
Net cash provided by financing and miscellaneous activities	40,355	31,625	682
Net increase (decrease) in cash and cash equivalents	$9,002	(7,038)	12,410
We have the funds necessary to meet capital requirements in the state of New York and to support our operations.
The increase in net cash used in operating activities in 2023 compared to 2022 is primarily due to an increase in surrenders and annuity benefits, net transfers to separate accounts and commissions. This was partially offset by an increase in premiums and annuity considerations. The decrease in net cash provided by operating activities in 2022 compared to 2021 is primarily due to a decrease in premiums and other income, and increases in net transfers to separate accounts and commissions. This was partially offset by a decrease in surrenders and annuity benefits.
The decrease in cash flow used in investing activities in 2023 compared to 2022 was primarily driven by derivative cash impacts and a net decrease in bond purchases. The decrease in cash flow used in investing activities in 2022 compared to 2021 was primarily driven by derivative cash impacts and a net increase in bond purchases.
The increase in cash provided by financing activities in 2023 compared to 2022 is primarily due to an increase in unallocated remittances, and also remains elevated in 2023 due to a capital contribution from parent. The increase in cash provided by financing activities in 2022 compared to 2021 is primarily due to the capital contribution from parent and an increase in cash provided by other miscellaneous activities.
Risk-Based Capital
See Note 15 of the audited Statutory Financial Statements for information regarding the Risk-Based Capital (RBC). The Company's RBC ratio significantly exceeds required minimum thresholds as of December 31, 2023 and 2022.
Statutory Surplus and Dividends
The Company is required to meet minimum statutory capital and surplus requirements. The Company’s statutory capital and surplus as of December 31, 2023 and 2022 were in compliance with these requirements. The maximum amount of dividends that can be paid by New York insurance companies to stockholders without prior approval of the Department is subject to restrictions relating to statutory earned surplus, also known as unassigned funds. Unassigned funds are determined in accordance with the accounting procedures and practices governing preparation of the statutory annual statement. In accordance with New York statutes, the Company may declare and pay from its Unassigned surplus cash dividends of not more than the greater of 10% of its beginning-of-the year statutory surplus, or its net gain from operations of the insurer, not including realized gains, for the 12-month period ending the 31st day of the preceding year. Based on these restrictions, ordinary dividends of $18,520 can be paid in 2024 without the approval of the Department. The Company paid no dividends in 2023, 2022 or 2021.
Commitments & Contingencies
See Note 18 of the audited Statutory Financial Statements for information regarding commitments and contingencies
The Company has contractual obligations in the form of Policyholder liabilities, see Notes 10 through 12 of the audited Statutory Financial Statements for additional information regarding our annuity and life actuarial reserves, deposit liabilities, and separate accounts.
Off-Balance Sheet Arrangements
The Company does not have any off-balance sheet transactions, arrangements or other relationships that management believes would be reasonably likely to have a material effect on the Company’s liquidity or capital position.
Management's Discussion and Analysis of Financial Condition and Results of Operations (for the 12 month period ended December 31, 2023)

The Company utilizes derivatives for which the company is either required to settle variation margin or post collateral; see Note 5 of the audited Statutory Financial Statements for additional information regarding derivative collateral management.
Item 11(j).
Quantitative and Qualitative Disclosures about Market Risk
Market risk is the risk of the loss of fair value resulting from adverse changes in market rates and prices, such as interest rates and equity prices. Market risk is directly influenced by the volatility and liquidity in the markets in which the related underlying financial instruments are traded. Reference Note 4 of the audited Statutory Financial Statements for additional details on how we mitigate our market exposure risk and our overall risk management practices.
Sensitivity Analysis
To assess the impact of changes in interest rate and equity markets, we perform sensitivity tests. Sensitivity tests measure the instantaneous impact of a single hypothetical interest rate or equity price change on our post-tax income, or fair value of an asset or liability, while holding all other rates or prices constant. To assess interest rate risk, we perform a sensitivity test which instantaneously shocks interest rates across all maturities by a hypothetical 50 basis points (bps). To assess equity risk, we perform a sensitivity test which instantaneously shocks all equity prices by a hypothetical 15%.
Interest Rate Risk
One means of assessing exposure to interest rate changes is to measure the potential change in the statutory value of an asset due to a hypothetical change in interest rates of 50 bps across all maturities. We noted that under this model, with all other factors remaining constant, a 50 bps increase in interest rates would cause our post-tax income to increase by $3,403 as of December 31, 2023.
We also examined the impact on after tax income due to a hypothetical decrease in interest rates of 50 bps across all maturities. Under this model, with all other factors being constant, we estimated that such a decline would cause our post-tax income to decrease by $4,221 as of December 31, 2023. Note that the impacts referenced reflect the net hedge impact and do not include any economic impact related to our fixed-income investment portfolio or economic changes in reserve calculations.
Equity Market Risk
One means of assessing exposure to changes in equity market prices is to estimate the potential changes in post-tax income from a hypothetical change in equity market prices of 15%. Under this model, with all other factors constant, we estimated that a decrease in equity market prices would cause our post-tax income to increase by $3,773, while an increase in equity market prices would cause our post-tax income to decrease by $12,893 based on our equity exposure as of December 31, 2023. Note that the impacts referenced reflect the net hedge impact and do not include any economic impact related to our fixed-income investment portfolio or economic changes in reserve calculations.
Management's Discussion and Analysis of Financial Condition and Results of Operations (for the 12 month period ended December 31, 2023)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statutory Financial Statements
December 31, 2023 and 2022
(With Report of Independent Auditors Thereon)

Statutory Financial Statements for the year ended December 31, 2023

Report of Independent Auditors

To the Board of Directors of Allianz Life Insurance Company of New York

Opinions

We have audited the accompanying statutory financial statements of Allianz Life Insurance Company of New York (the "Company"), which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2023 and 2022, and the related statutory statements of operations, of capital and surplus, and of cash flow for each of the three years in the period ended December 31, 2023, including the related notes (collectively referred to as the "financial statements").

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2023, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2023.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors' Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date the financial statements are available to be issued.
Statutory Financial Statements for the year ended December 31, 2023

1 of 42

Auditors' Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors' report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/PricewaterhouseCoopers LLP

Minneapolis, Minnesota
April 8, 2024

Statutory Financial Statements for the year ended December 31, 2023

2 of 42

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus
December 31, 2023 and 2022
(Dollars in thousands, except share data)

Admitted Assets	2023	2022
Cash and invested assets:
Bonds	$618,672	647,422
Cash and cash equivalents	31,012	22,009
Policy loans	193	185
Derivative assets	26	—
Receivables for securities	860	1,456
Total cash and invested assets	650,763	671,072
Investment income due and accrued	5,071	4,719
Deferred tax asset, net	10,221	8,439
Current federal and foreign income tax recoverable	2,157	—
Admitted disallowed interest maintenance reserve	11,618	—
Other assets	435	475
Admitted assets, exclusive of separate account assets	680,265	684,705
Separate account assets	5,399,495	4,347,526
Total admitted assets	$6,079,760	5,032,231

Statutory Financial Statements for the year ended December 31, 2023

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ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus
December 31, 2023 and 2022
(Dollars in thousands, except share data)

Liabilities and Capital and Surplus	2023	2022
Policyholder liabilities:
Life policies and annuity contracts	$423,911	459,725
Accident and health policies	86,028	83,151
Deposit-type contracts	6,478	6,735
Life policy and contract claims	14	21
Accident and health policy and contract claims	369	433
Other policyholder funds	13,568	4,000
Total policyholder liabilities	530,368	554,065
General expenses due and accrued	2,610	1,108
Due from separate accounts	(65,902)	(64,853)
Payable to parent and affiliates	7,052	5,176
Current income taxes	—	3,548
Asset valuation reserve	19,896	12,862
Other liabilities	1,041	1,235
Liabilities, exclusive of separate account liabilities	495,065	513,141
Separate account liabilities	5,399,495	4,347,526
Total liabilities	5,894,560	4,860,667
Capital and surplus:
Common stock, $10 par value. Authorized, issued, and outstanding 200,000 shares at December 31, 2023 and 2022	2,000	2,000
Additional paid-in capital	132,500	102,500
Special surplus funds - admitted disallowed interest maintenance reserve	11,618	—
Unassigned surplus	39,082	67,064
Total capital and surplus	185,200	171,564
Total liabilities and capital and surplus	$6,079,760	5,032,231

See accompanying notes to statutory financial statements.

Statutory Financial Statements for the year ended December 31, 2023

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ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statutory Statements of Operations
Years ended December 31, 2023, 2022, and 2021
(Dollars in thousands)

	2023	2022	2021
Income:
Premiums and annuity considerations	$970,465	656,597	688,560
Consideration for supplementary contracts	2,308	2,242	1,042
Net investment income	20,031	18,100	16,177
Commissions and expense allowances on reinsurance ceded	1,791	1,146	578
Fees from separate accounts	54,306	58,894	66,792
Total income	1,048,901	736,979	773,149
Benefits and other expenses:
Policyholder benefits	57,890	43,865	40,707
Surrenders	491,471	230,201	240,826
Change in aggregate reserves and deposit funds	(32,581)	76,056	(17,165)
Commissions and other agent compensation	62,988	46,104	47,602
General and administrative expenses	45,032	36,832	30,752
Net transfers to separate accounts	396,569	351,286	358,538
Total benefits and other expenses	1,021,369	784,344	701,260
Income from operations before income taxes and net realized capital gain	27,532	(47,365)	71,889
Income tax (benefit) expense	(1,665)	3,586	6,319
Net income (loss) from operations before net realized capital gain	29,197	(50,951)	65,570
Net realized capital (loss) gain, net of taxes and interest maintenance reserve	(41,157)	22,638	(59,957)
Net (loss) income	$(11,960)	(28,313)	5,613

See accompanying notes to statutory financial statements.

Statutory Financial Statements for the year ended December 31, 2023

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ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statutory Statements of Capital and Surplus
Years ended December 31, 2023, 2022, and 2021
(Dollars in thousands)

	2023	2022	2021
Capital and surplus at beginning of year	$171,564	163,010	155,969
Correction of errors, net of tax (Note 3)	(2,198)	—	—
Adjusted balance at beginning of year	169,366	163,010	155,969
Net (loss) income	(11,960)	(28,313)	5,613
Change in unrealized capital gain (loss)	(7,720)	4,843	1,534
Change in net deferred income tax	880	8,856	3,807
Change in nonadmitted assets	(42)	(4,124)	(1,308)
Capital contribution from parent	30,000	30,000	—
Other changes in capital and surplus	(6,942)	(2,708)	(2,605)
Change in admitted disallowed IMR	11,618	—	—
Capital and surplus at end of year	$185,200	171,564	163,010

See accompanying notes to statutory financial statements.

Statutory Financial Statements for the year ended December 31, 2023

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ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statutory Statements of Cash Flow
Years ended December 31, 2023, 2022, and 2021
(Dollars in thousands)

	2023	2022	2021
Cash flows from operating activities:
Revenues:
Premiums and annuity considerations, net	$801,076	658,838	689,603
Net investment income	22,280	20,141	19,340
Other income	56,100	60,035	67,367
Total cash provided by operating activities	879,456	739,014	776,310
Benefits and expenses paid:
Benefit and loss-related payments	377,129	272,409	279,458
Commissions, expenses paid, and aggregate write-ins for deductions	106,560	82,323	78,441
Net transfers to separate accounts	399,816	377,329	337,054
Income tax paid, net	3,590	6,004	2,310
Total cash used in operating activities	887,095	738,065	697,263
Net cash (used in) provided by operating activities	(7,639)	949	79,047
Cash flows from investing activities:
Proceeds from investments sold, matured, or repaid:
Bonds	89,218	97,922	82,882
Derivatives	—	29,969	—
Miscellaneous proceeds	596	—	36
Total cash provided by investing activities	89,814	127,891	82,918
Cost of investments acquired:
Bonds	62,148	166,219	91,367
Derivatives	51,189	—	58,296
Miscellaneous applications	190	1,284	574
Total cash used in investing activities	113,527	167,503	150,237
Net cash used in investing activities	(23,713)	(39,612)	(67,319)
Cash flows from financing and miscellaneous activities:
Capital Contribution	30,000	30,000	—
Change in payable to parent and affiliates	1,876	383	891
Other	8,479	1,242	(209)
Net cash provided by financing and miscellaneous activities	40,355	31,625	682
Net increase (decrease) in cash and cash equivalents	9,003	(7,038)	12,410
Cash and cash equivalents:
Beginning of year	22,009	29,047	16,637
End of year	$31,012	22,009	29,047

See accompanying notes to statutory financial statements.
Statutory Financial Statements for the year ended December 31, 2023

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ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

(1)Organization and Nature of Operations
Allianz Life Insurance Company of New York (the Company) is a wholly-owned subsidiary of Allianz Life Insurance Company of North America (Allianz Life), which is a wholly-owned subsidiary of Allianz of America, Inc. (AZOA). AZOA is a wholly-owned subsidiary of Allianz Europe, B.V., which is a wholly-owned subsidiary of Allianz SE. Allianz SE is a European company registered in Munich, Germany, and is the Company's ultimate parent.
The Company is a life insurance company licensed to sell annuity, group and individual life, group and individual accident and health policies in six states and the District of Columbia. Based on statutory net premium written, the Company's business is predominately annuity. The annuity business consists of variable-indexed annuities and closed blocks of variable, fixed and fixed-indexed annuities. The life business includes term life policies and closed blocks of universal life policies. Accident and health business is primarily comprised of closed blocks of long-term care (LTC) insurance. The Company's primary distribution channel is through broker-dealers.
After evaluating the Company’s ability to continue as a going concern, management is not aware of any conditions or events which raise substantial doubt concerning the Company’s ability to continue as a going concern as of the date of filing these Statutory Financial Statements.
(2)    Summary of Significant Accounting Policies
(a)    Basis of Presentation
The Statutory Financial Statements have been prepared in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services (the Department). The Department recognizes statutory accounting practices prescribed or permitted by the state of New York for determining and reporting the financial condition and results of operations of an insurance company and its solvency under New York insurance law. The state of New York has adopted the National Association of Insurance Commissioners (NAIC) Accounting Practices and Procedures Manual as its prescribed basis of statutory accounting principles (SAP). The state of New York has also adopted certain prescribed accounting practices that differ from those found in NAIC SAP. The Company has no material statutory accounting practices that differ from those of the Department or NAIC SAP. These practices differ in some respects from accounting principles generally accepted in the United States of America (U.S. GAAP). The effects of these differences, while not quantified, are presumed to be material to the Statutory Financial Statements. The more significant of these differences are as follows:
(1)    Acquisition costs, such as commissions and other costs incurred in connection with acquiring new and renewal business, are charged to current operations as incurred. Under U.S. GAAP, acquisition costs that are directly related to the successful acquisition of insurance contracts are capitalized and charged to operations on a straight-line basis over the expected term of the related contracts.
(2)    Aggregate reserves for life policies and annuity contracts, excluding variable annuities, are based on statutory mortality and interest assumptions without consideration for lapses or withdrawals. Under U.S. GAAP, aggregate reserves consider lapses and withdrawals.
(3)    Ceded reinsurance recoverable are netted against their related reserves within Policyholder liabilities, Life policies and annuity contracts and Life policy and contract claims, on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Under U.S. GAAP, these ceded reserves are presented on a gross basis as an asset.
(4)    Bonds are carried at values prescribed by the NAIC, generally amortized cost, except for those with an NAIC rating of 6, which are reported at the lower of amortized cost or fair value. Under U.S. GAAP, bonds classified as “available-for-sale” are carried at fair value, with unrealized gains and losses recorded in stockholder’s equity.
(5)    Changes in deferred income taxes are recorded directly to Unassigned surplus. Under U.S. GAAP, these items are generally recorded as an item of income tax benefit or expense in operations. Moreover, under NAIC SAP, a valuation allowance may be recorded against the deferred tax asset (DTA) and admittance
Statutory Financial Statements for the year ended December 31, 2023

8 of 42

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

testing may result in an additional charge to capital and surplus for nonadmitted portions of DTAs. Under U.S. GAAP, a valuation allowance may be recorded against the DTA and reflected as an expense.
(6)    The Company is required to establish an asset valuation reserve (AVR) liability and an interest maintenance reserve (IMR) liability. The AVR provides for a standardized statutory investment valuation reserve for certain invested assets. Changes in this reserve are recorded as direct charges or credits to Unassigned surplus. The IMR is designed to defer net realized capital gains and losses, net of tax, resulting from changes in the level of prevailing market interest rates and amortize them into income within the Statutory Statements of Operations over the remaining life of the investment sold. The IMR represents the unamortized portion of applicable investment gains and losses as of the balance sheet date. There is no such concept under U.S. GAAP.
(7)    Certain assets designated as “nonadmitted assets” are not recognized and are charged directly to Unassigned surplus within the Statutory Statements of Capital and Surplus. These include, but are not limited to, furniture and fixtures, prepaid expenses, receivables outstanding greater than 90 days, negative IMR, and portions of DTAs. There is no such concept under U.S. GAAP.
(8)    A provision is made for amounts ceded to unauthorized reinsurers in excess of collateral in the form of a trust or letter of credit through a direct charge to Unassigned surplus within the Statutory Statements of Capital and Surplus. There is no such requirement under U.S. GAAP.
(9)    Revenues for universal life policies and annuity contracts, excluding deposit-type contracts, are recognized as revenue when received within the Statutory Statements of Operations. Under U.S. GAAP, policy and contract fees charged for the cost of insurance, policy administrative charges, amortization of policy initiation fees, and surrender contract charges are recorded as revenues when earned.
(10)    Benefits for universal life policies and annuity contracts within the Statutory Statements of Operations, excluding deposit-type contracts, consist of payments made to policyholders. Under U.S. GAAP, benefits represent interest credited, and claims and benefits incurred in excess of the policyholder’s contract balance.
(11)    Changes in the fair value of derivatives are recorded as direct adjustments to Unassigned surplus as a component of Change in unrealized capital gains (losses) within the Statutory Statements of Capital and Surplus. Under U.S. GAAP, changes in the fair value of derivatives are recorded in derivative income (loss) as part of operating income.
(12)    Commissions allowed by reinsurers on business ceded are reported as income when received within the Statutory Statements of Operations. Under U.S. GAAP, such commissions are deferred and amortized as a component of deferred acquisition costs to the extent recoverable.
(13)    The Statutory Financial Statements do not include a statement of comprehensive income as required under U.S. GAAP.
(14)    The Statutory Statements of Cash Flow do not classify cash flows consistent with U.S. GAAP and a reconciliation of net income to net cash provided from operating activities is not provided.
(15)    The calculation of reserves and transfers in the separate account statement requires the use of a Commissioners Annuity Reserve Valuation Method (CARVM) allowance on annuities for NAIC SAP. There is no such requirement under U.S. GAAP.
(16)    Sales inducements and premium bonuses are included in Life policies and annuity contracts in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus, and are charged to current operations as incurred. Under U.S. GAAP, deferred sales inducements and premium bonuses are similarly reserved; however, the costs are capitalized as assets and charged to operations as future profits are recognized in a manner similar to acquisition costs.
Statutory Financial Statements for the year ended December 31, 2023

9 of 42

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

(17)    Negative cash balances are presented as a negative asset within the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. These balances are presented as a liability under U.S. GAAP.
(18)    Embedded derivatives are not separated from the host contract and accounted for separately as a derivative instrument. Under U.S. GAAP, entities must separate the embedded derivative from the host contracts and separately account for those embedded derivatives at fair value.
(19)    For variable-indexed annuities, the Department requires the Company to maintain a separate asset portfolio to back related reserves. These assets and liabilities are required to be included as part of the Separate account assets and Separate account liabilities presented on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Under U.S. GAAP, there is no such requirement.
(b)    Permitted and Prescribed Statutory Accounting Practices
The Company is required to file annual statements with insurance regulatory authorities, which are prepared on an accounting basis permitted or prescribed by such authorities. Prescribed statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the NAIC. Permitted statutory accounting practices encompass all accounting practices that are not prescribed; such practices differ from state to state, may differ from company to company within a state, and may change in the future. The Company has no permitted or prescribed practices that differ from NAIC SAP that had an impact on net income or surplus as of December 31, 2023, 2022, and 2021.
(c)    Use of Estimates
The preparation of Statutory Financial Statements in conformity with NAIC SAP requires management to make certain estimates and assumptions that affect reported amounts of admitted assets and liabilities, including reporting or disclosure of contingent assets and liabilities as of December 31, 2023 and 2022, and the reported amounts of revenues and expenses during the reporting period. Future events, including changes in mortality, morbidity, interest rates, capital markets, and asset valuations could cause actual results to differ from the estimates used within the Statutory Financial Statements. Such changes in estimates are recorded in the period they are determined.
(d)    Premiums and Annuity Considerations
Life premiums are recognized as income over the premium paying period of the related policies. Nondeposit-type annuity considerations are recognized as revenue when received. Accident and health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies.
(e)    Aggregate Reserves for Life Policies and Annuity Contracts
Reserves are principally calculated as the minimum reserves permitted by the state where the contract is issued for the year in which the contract is issued.
For the Company’s fixed annuity product lines, reserves are calculated using CARVM. The Company uses both issue year for fixed-indexed and change in fund basis for deferred fixed-interest annuities for the calculation method, on a continuous basis, using the maximum allowable interest rate. Deferred fixed-indexed and fixed-interest annuities only have a single-tier structure, which may include bonuses.
For the Company’s variable and variable-indexed annuity product lines, reserves are calculated using NY Regulation 213, for guaranteed benefits with adequacy confirmed using stochastic scenario testing. Variable deferred annuities include a wide range of guaranteed minimum death benefits and living benefits (income, accumulation, and withdrawal).
Aggregate reserves for life insurance policies are principally calculated using the Commissioners Reserve Valuation Method (CRVM) or VM-20, Requirements for Principle-Based Reserves for Life Products, depending on the policy's issue date. Additional reserves are held for supplemental benefits and for contracts with secondary guarantees, consistent with prescribed regulations and actuarial guidelines.
Statutory Financial Statements for the year ended December 31, 2023

10 of 42

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

The Company performs an annual asset adequacy analysis as required by regulation covering substantially all of its reserves. These tests are not only performed under the required interest rate scenarios, but also under additional stochastically generated interest and equity growth scenarios. Sensitivity tests, including policy lapse, annuitization, maintenance expenses, and investment return, are performed to evaluate potential insufficiencies in reserve adequacy. The results of these tests and analysis resulted in additional adequacy reserves recorded of $57,000 at December 31, 2023 and 2022. For the universal life business, the Department’s Regulation 147 – Valuation of Life Insurance Reserves stand-alone asset adequacy analysis was performed, which resulted in establishing additional reserves of $100 as of December 31, 2023 and 2022.
(f)    Aggregate Reserves for Accident and Health Policies
For accident and health business, reserves consist of active life reserves (mainly reserves for unearned premiums and reserves for contingent benefits on individual LTC business) and claim reserves (the present value of amounts not yet due). Claim reserves represent incurred but unpaid claims under group policies. For the LTC business, the Department’s Regulation 56 – Minimum Reserves for Individual Accident and Health Insurance Policies stand‑alone asset adequacy analysis was performed through a gross premium valuation. The testing under the “sound value” requirements resulted in recorded reserves of $36,504 as of December 31, 2023 and 2022.
(g)    Deposit-type Contracts
Deposit-type contracts represent liabilities to policyholders in a payout status, who have chosen a fixed payout option without life contingencies. The premiums and claims related to deposit-type contracts are not reflected in the Statutory Statements of Operations as they do not have insurance risk. The Company accounts for the contract as a deposit-type contract in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
(h)    Policy and Contract Claims
Policy and contract claims include the liability for claims reported but not yet paid, claims incurred but not yet reported (IBNR), and claim settlement expenses on the Company’s accident and health business. Actuarial reserve development methods are generally used in the determination of IBNR liabilities. In cases of limited experience or lack of credible claims data, loss ratios are used to determine an appropriate IBNR liability. Claim and IBNR liabilities of a short-term nature are not discounted, but those claim liabilities resulting from disability income or LTC benefits include interest and mortality discounting.
(i)    Reinsurance
The Company cedes business to other insurers. Reinsurance premium and benefits paid or provided are accounted for in a manner consistent with the basis used in accounting for original policies issued and the terms of the reinsurance contracts. Amounts recoverable from reinsurers represent account balances and unpaid claims covered under reinsurance contracts. Amounts paid or deemed to have been paid for claims covered by reinsurance contracts are recorded as a reinsurance recoverable and are included in Other assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
(j)    Investments
Investment values are determined in accordance with methods prescribed by the NAIC.
Bonds
The Securities Valuation Office (SVO) of the NAIC evaluates the credit quality of the Company’s bond investments. Bonds rated at “1” (highest quality), “2” (high quality), “3” (medium quality), “4” (low quality), or “5” (lower quality) are reported at cost adjusted for the amortization of premiums, accretion of discounts, and any impairment. Bonds rated at “6” (lowest quality) are carried at the lower of amortized cost or fair value with any adjustments to fair value recorded to Unassigned surplus within the Statutory Statements of Capital and Surplus.
Statutory Financial Statements for the year ended December 31, 2023

11 of 42

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

In accordance with its investment policy, the Company invests primarily in high-grade marketable securities. Dividends are accrued on the date declared and interest is accrued as earned. Premiums or discounts on bonds are amortized using the constant-yield method.
Loan-backed securities and structured securities are amortized using anticipated prepayments, in addition to other less significant factors. Prepayment assumptions for loan-backed and structured securities are obtained from various external sources or internal estimates. The Company believes these assumptions are consistent with those a market participant would use. The Company recognizes income using the modified scientific method based on prepayment assumptions and the estimated economic life of the securities. For structured securities, except impaired bonds, when actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments retrospectively. Any resulting adjustment is included in Net investment income on the Statutory Statements of Operations. For impaired bonds, when adjustments are made for anticipated prepayments and other expected changes in future cash flows, the effective yield is recalculated using the prospective method as required by Statement of Statutory Accounting Principles (SSAP) No. 43R – Loan Backed and Structured Securities (SSAP No. 43R).
Hybrid securities are investments structured to have characteristics of both stocks and bonds. The Company records these securities within Bonds on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
Gross realized gains and losses are computed based on the average amortized cost of all lots held for a particular CUSIP.
The fair value of bonds is obtained from third-party pricing sources whenever possible. Management completes its own independent price verification (IPV) process, which ensures security pricing is obtained from a third-party source other than the sources used by the Company's internal and external investment managers. The IPV process supports the reasonableness of price overrides and challenges by the internal and external investment managers and reviews pricing for appropriateness. Results of the IPV process are reviewed by the Company’s Pricing Committee.
Allianz Life reviews its entire combined investment portfolio, including the investment portfolios of the Company and all other subsidiaries, in aggregate each quarter to determine if declines in fair value are other than temporary.
For bonds for which the fair value is less than amortized cost, the Company evaluates whether a credit loss exists by considering primarily the following factors: (a) the length of time and extent to which the fair value has been less than the amortized cost of the security; (b) changes in the financial condition, credit rating, and near-term prospects of the issuer; (c) whether the issuer is current on contractually obligated interest and principal payments; (d) changes in the financial condition of the security’s underlying collateral, if any; and (e) the payment structure of the security. For loan-backed securities, the Company must allocate other-than-temporary impairments (OTTI) between interest and noninterest-related declines in fair value. Interest-related impairments are considered other than temporary when the Company has the intent to sell the investment prior to recovery of the cost of the investment. The Company maintains a prohibited disposal list that restricts the ability of the investment managers to sell securities in a significant unrealized loss position and requires formal attestations from investment managers regarding their lack of intent to sell certain securities.
Impairments considered to be other-than-temporary are recorded as a reduction of the cost of the security, and a corresponding realized loss is recognized on the Statutory Statements of Operations in the period in which the impairment is determined. Recognition of the realized loss is subject to potential offset by AVR and IMR.
Cash and Cash Equivalents
Cash and cash equivalents may include cash on hand, demand deposits, money market funds, and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the carrying value is deemed to approximate fair value.
Statutory Financial Statements for the year ended December 31, 2023

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ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

Policy Loans
Policy loans are supported by the underlying cash value of the policies. Policy loans are carried at unpaid principal balances plus accrued interest income on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The unpaid principal balances are not in excess of the cash surrender values of the related policies.
Receivables for Securities
Receivables and payables for securities are carried at fair value on the trade date and represent a timing difference on securities that are traded at the balance sheet date but not settled until subsequent to the balance sheet date. Receivables and payables for securities are included in Receivables for securities and Other liabilities, respectively, on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
(k)    Derivatives
The Company utilizes derivatives within certain actively managed investment portfolios for hedging purposes.
Futures and Options Contracts
The Company provides benefits through certain annuity products which are linked to the fluctuation of various market indices, and certain variable annuity contracts that provide minimum guaranteed benefits. The Company has analyzed the characteristics of these benefits and has entered into over-the-counter (OTC) option contracts and exchange-traded futures contracts tied to an underlying index with similar characteristics with the objective to economically hedge these benefits. Management monitors in-force amounts as well as option and futures contract values to ensure satisfactory matching and to identify unsatisfactory mismatches. If actual persistency deviated, management would purchase or sell option and futures contracts as deemed appropriate or take other actions.
The OTC option contracts are reported at fair value in Derivative assets and Derivative liabilities on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The fair value of the OTC options is derived internally and deemed by management to be reasonable via performing an IPV process. The process of deriving internal derivative prices requires the Company to calibrate Monte Carlo scenarios to actual market information. The calibrated scenarios are applied to derivative cash flow models to calculate fair value prices for the derivatives. Incremental gains and losses from expiring options are included in Net realized capital gain (loss) on the Statutory Statements of Operations. The liability for the related policyholder benefits is reported in Life policies and annuity contracts on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The unrealized gain or loss on open OTC option contracts is recognized as a direct adjustment to Unassigned surplus within the Statutory Statements of Capital and Surplus. Any unrealized gains or losses on open OTC option contracts are recognized as realized when the contracts mature (see Note 5 for further discussion).
Futures contracts do not require an initial cash outlay, and the Company has agreed to daily net settlement based on movements of the representative index. Therefore, no asset or liability is recorded as of the end of the reporting period. A derivative asset or liability and an offsetting variation margin payable or receivable is recorded in Derivative assets or Derivative liabilities in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus for the outstanding unpaid variation margin representing market movements on the last trading day of the year.
Gains and losses are not considered realized until the termination or expiration of the futures contract. Unrealized gains and losses on futures contracts are reflected in the Statutory Statements of Capital and Surplus in Unassigned surplus, within Change in unrealized capital gains (loss). Realized gains and losses on futures contracts are included in the Statutory Statements of Operations, Net realized capital gain (loss), net of taxes and interest maintenance reserve.

Statutory Financial Statements for the year ended December 31, 2023

13 of 42

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

(l)    Income Taxes
The Company files a consolidated federal income tax return with AZOA. The consolidated tax allocation agreement stipulates that each company participating in the return will bear its share of the tax liability pursuant to certain tax allocation elections under the Internal Revenue Code (IRC) and its related regulations and reimbursement will be in accordance with an intercompany tax reimbursement arrangement. The Company generally will be paid for the tax benefit of any of their tax attributes used by any member of the consolidated group.
The Company provides for federal income taxes based on amounts the Company believes it ultimately will owe. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to significantly change the provision for federal income taxes recorded in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Any such change could significantly affect the amounts reported in the Statutory Statements of Operations. Management uses best estimates to establish reserves based on current facts and circumstances regarding tax exposure items where the ultimate deductibility is open to interpretation. Quarterly, management evaluates the appropriateness of such reserves based on any new developments specific to their fact patterns. Information considered includes results of completed tax examinations, Technical Advice Memorandums, and other rulings issued by the Internal Revenue Service or the tax courts.
The Company utilizes the asset and liability method of accounting for income taxes. DTAs and deferred tax liabilities (DTLs), net of the nonadmitted portion are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Gross DTAs and DTLs are measured using enacted tax rates and are considered for admitted tax asset status according to the admissibility test as set forth by the state of New York. Changes in DTAs and DTLs, including changes attributable to changes in tax rates, are recognized as a component of Unassigned surplus on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
(m)    Separate Accounts
Separate account assets and liabilities are primarily funds held for the exclusive benefit of variable and variable-indexed annuity contract holders. Separate account assets are reported at fair value in accordance with SSAP No. 56 – Separate Accounts (SSAP No. 56), with the exception of certain bonds, cash, cash equivalents, and investment income due and accrued. Certain assets that are allocated to the index options for the Allianz Index Advantage New York Variable Annuity (VIA), as listed above, are carried at amortized cost in accordance with the product filing requirements in the state of New York.
Amounts due from separate accounts primarily represent the difference between the surrender value of the contracts and the Separate account liability as disclosed on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. This receivable represents the surrender fee that would be paid to the Company upon the surrender of the policy or contract by the policyholder or contract holder as of December 31. Amounts charged to the contract holders for mortality and contract maintenance, and other administrative services fees are included in income within Fees from separate accounts on the Statutory Statements of Operations. These fees have been earned and assessed against contract holders on a daily or monthly basis throughout the contract period and are recognized as revenue when assessed and earned. Transfers to separate accounts within the Statutory Statements of Operations primarily includes transfers for new premium and annuity considerations, benefit payments, surrender charge wear-off, realized and unrealized investment gains/losses, investment income, and other contractholder behavior.
Statutory Financial Statements for the year ended December 31, 2023

14 of 42

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

(n)    Receivables
Receivable balances approximate estimated fair values. This is based on pertinent information available to management as of year-end, including the financial condition and creditworthiness of the parties underlying the receivables. Any balances outstanding more than 90 days are nonadmitted on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
(o)    Reclassifications
On the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus, there were policyholder suspense items within Other liabilities that were material enough to warrant their own line item, and therefore, were reclassified to Other policyholder funds. The prior year balance was reclassified to conform to the current year presentation.
(3)    Accounting Changes and Corrections of Errors
Accounting Changes
During 2023, the Company changed its accounting policy for internal exchanges, which are 1035 tax-free exchanges initiated by the policyholder to transition from an existing annuity contract to a new like kind annuity contract. Historically, the transaction was recorded net, with no financial statement impact. The Company has concluded that the transaction should be accounted for as a surrender of the existing contract within Surrenders on the Statement of Operations and a subsequent application of premium on the new contract within Premiums and annuity considerations on the Statement of Operations. This change in accounting policy was effective January 1, 2023. As the increase in both Premium and annuity considerations and Surrenders net to zero, there is no change to net income or surplus for the year ended December 31, 2022.
Recently Issued Accounting Standards – Adopted in 2023
In March 2020, the NAIC adopted NS 2020-12, Reference Rate Reform, which provides optional guidance for a limited period of time to ease the potential burden on accounting for reference rate reform. The expedients outlined in the amendment are for modifications solely related to reference rate reform and optionally suspend assessments for re-measuring a contract. The Company adopted these amendments effective March 12, 2020. In August 2023, the NAIC adopted NS 2023-05, whereby the sunset date for relief afforded by NS 2020-12, was deferred until December 31, 2024. The Company has evaluated the impact of the new guidance and has identified financial assets which have terms related to reference rates that are expected to be discontinued. As of December 31, 2023, the Company has utilized the optional expedient to account for all modifications to financial assets occurring as a result of reference rate reform as a continuation of the existing financial asset. There was no impact on net income or surplus during the year-ended December 31, 2023, as a result of adopting the revisions.
In August 2023, the NAIC adopted INT 23-01 Negative IMR. The temporary relief, which is optional for all companies required to maintain an AVR and IMR, allows for those entities to admit a limited amount of a net negative IMR balance as an admitted asset on a reporting entity's balance sheet. The revisions are effective as of August 13, 2023, and will be automatically nullified on January 1, 2026. The Company has adopted and implemented this INT for the purposes of December 31, 2023 reporting. Financial impacts associated with the implementation of this adoption are contained within Note 5(i), per the disclosure requirements associated with INT 23-01.
Recently Issued Accounting Standards – Adopted in 2022
Not applicable.
Recently Issued Accounting Standards – Adopted in 2021
In 2021, the NAIC extended the following interpretations (INT) in response to the COVID-19 pandemic:
•INT 20-03, Troubled Debt Restructuring due to COVID-19. This INT followed the interagency COVID-19 guidance issued by federal and state prudential banking regulators (and concurred by the FASB) and the Coronavirus Aid, Relief, and Economic Security (CARES) Act. Specifically, a modification of a mortgage loan or bank loan terms did not result in troubled debt restructurings as long as
Statutory Financial Statements for the year ended December 31, 2023

15 of 42

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

the modification was in response to COVID-19, the borrower was current at the time of the modification, and the modification was short-term. In addition, insurers were not required to designate mortgage loans or bank loans with deferrals granted due to COVID-19 as past due or report them as nonaccrual loans. This INT was effective for the period beginning March 1, 2020 and originally expired on December 31, 2020. In January 2021, the provisions in this INT were extended updating the effective period to be the earlier of January 1, 2022 or the date that is 60 days after the date on which the national emergency declared by the President terminates. This INT did not impact the Company.
•INT 20-07, Troubled Debt Restructuring of Certain Debt Investments Due to COVID-19. This INT provided temporary guidance by allowing practical expedients when assessing whether modifications made to debt securities (under SSAP No. 26R and SSAP No. 43R) due to COVID-19 are insignificant. Specifically, the guidance proposed restructurings in response to COVID-19 are considered to be insignificant if the restructuring resulted in a 10% or less shortfall amount in the contractual amount due and did not extend the maturity of the investment by more than 3 years. This INT was effective for the period beginning March 1, 2020 and originally expired on December 31, 2020. In January 2021, the provisions in this INT were extended updating the effective period to be the earlier of January 1, 2022 or the date that is 60 days after the date on which the national emergency declared by the President terminates. This INT did not impact the Company.
In 2016, the NAIC adopted revisions to SSAP No. 51R, Life Contracts and SSAP No. 54, Individual and Group Accident and Health Contracts, Issue Paper No. 154, Implementation of Principles-Based Reserving. These revisions relate to the adoption of the Valuation Manual and provides for principles based reserving for Life and Heath contracts. The Valuation Manual is part of the Department Regulation 213. Final adoption of the First Amendment to Regulation 213 was published February 2020 and provides the following revisions: 1) VM-20, Requirements for Principle-Based Reserves for Life Products, is effective January 1, 2020. However, an insurer could request a one-year delay in adopting this standard. The Company adopted Regulation 213 for life products as of January 1, 2021 for new business issued January 1, 2021 and later, in accordance with its agreement with the Department. The adoption resulted in an immaterial impact. 2) VM-21, Requirements for Principle-Based Reserves for Variable Annuities was adopted in 2020. 3) VM-22, Statutory Maximum Valuation Interest Rates for Income Annuities, VM-25, Health Insurance Reserves Minimum Requirements, and VM-26, Credit Life and Disability Reserve Requirements, are not applicable as the Company does not issue these contracts.
Recently Issued Accounting Standards – To Be Adopted
In August 2023, the NAIC adopted revisions to SSAP No. 26R and SSAP No. 43R, and updated references for various SSAPs to accommodate the two newly revised and adopted standards. Both revised SSAPs as well as the updated references were adopted as part of SAPWG's Principles Based Bond Definition project, and represent the first step towards implementing the new bond definition. The revised standards will be effective starting January 1, 2025. The Company is currently assessing the impacts of the amendments.
In December 2023, the NAIC adopted revisions to the Annual Statement Instructions through Ref #2023-15: IMR/AVR Specific Allocations. The revisions clarify the treatment of realized gains or losses in the context of allocating those gains and losses to either AVR or IMR. While the amendment reflects a SAP Clarification, the amendment addresses a new concept in basing the allocation of realized gains or losses on an "Acute Credit Event." The amendment is effective beginning January 1, 2024, and the Company plans to adopt these revisions as of that date. As this amendment applies to future transactions, there will be no impact to net income or surplus upon adoption.
Corrections of Errors
The Company records corrections of errors in accordance with SSAP No. 3 – Accounting Changes and Correction of Errors (SSAP No. 3). SSAP No. 3 prescribes that the correction of errors in previously issued Statutory Financial Statements will be reported as an adjustment to capital and surplus in the period the error is detected. These errors are shown within Correction of errors, net of tax, on the Statutory Statements of Capital and Surplus.
Statutory Financial Statements for the year ended December 31, 2023

16 of 42

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

During 2023, an error was identified related to the non-admittance of negative IMR that resulted from separate account assets. As of December 31, 2022, the Company had produced a negative IMR in both the general account and the separate account, and therefore, should have non-admitted all negative IMR. The negative IMR in the general account was appropriately being fully non-admitted, however, the impacts from the non-admitted IMR in the separate account were not being reflected appropriately in the general account. The error resulted in a $2,198 overstatement of Due from the separate accounts and a corresponding $2,198 overstatement of Total capital and surplus within the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31, 2022. The Statutory Statements of Capital and Surplus was adjusted in 2023 to correct for the prior period impact.
During the years ended December 31, 2022 and 2021 there were no corrections of errors recorded on the Statutory Statements of Capital and Surplus.
(4)    Risk Disclosures
The following is a description of the significant risks facing the Company and how it attempts to mitigate those risks:
(a)    Credit Risk
Credit risk is the risk that issuers of fixed-income securities, or other parties with whom the Company has transactions, such as reinsurers and derivative counterparties, default on their contractual obligations, resulting in unexpected credit losses.
The Company mitigates this risk by adhering to investment policies and limits that provide portfolio diversification on an asset class, asset quality, creditor, and geographical basis, and by complying with investment limitations from applicable state insurance laws and regulations. The Company considers all relevant objective information available in estimating the cash flows related to structured securities. The Company actively monitors and manages exposures, and determines whether any securities are impaired. The aggregate credit risk is influenced by management’s risk/return preferences, the economic and credit environment, and the ability to manage this risk through liability portfolio management.
For derivative counterparties, the Company mitigates credit risk by tracking and limiting exposure to each counterparty through limits that are reported regularly and, once breached, restricts further trades; establishing relationships with counterparties rated BBB+ and higher; and monitoring the credit default swaps (CDS) of each counterparty as an early warning signal to cease trading when credit default swap spreads imply severe impairment in credit quality.
The Company executes Credit Support Annexes (CSA) with all active and new counterparties which further limits credit risk by requiring counterparties to post collateral to a segregated account to cover any counterparty exposure. Additionally most transactions are cleared through a clearinghouse thereby transferring counterparty risk from the bank to the clearinghouse that tends to have stronger credit. This often leads to increased collateralization and lower counterparty risk for the Company.
(b)    Credit Concentration Risk
Credit concentration risk is the risk of increased exposure to significant asset defaults (of a single security issuer); economic conditions (if business is concentrated in a certain industry sector or geographic area); or adverse regulatory or court decisions (if concentrated in a single jurisdiction) affecting credit.
The Company’s Finance Committee, responsible for asset/liability management (ALM) issues, recommends an investment policy to the Company’s Board of Directors (BOD) and approves the strategic asset allocation and accompanying investment mandates for an asset manager with respect to asset class. The investment policy and accompanying investment mandates specify asset allocation among major asset classes and the degree of asset manager flexibility for each asset class. The investment policy complies, at a minimum, with state statutes. Compliance with the policy is monitored by the Finance Committee who is responsible for implementing internal controls and procedures. Deviations from the policy are monitored and addressed. The Finance Committee and, subsequently, the BOD review the investment policy at least annually.
Statutory Financial Statements for the year ended December 31, 2023

17 of 42

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

To further mitigate this risk, internal concentration limits based on credit rating and sector are established and are monitored regularly by Allianz Life on a consolidated basis. Any ultimate obligor group exceeding these limits is placed on a restricted list to prevent further purchases, and the excess exposure may be actively sold down to comply with concentration limit guidelines. Any exceptions require Chief Risk Officer approval and monitoring by the Risk Committee. Further, the Company performs a quarterly concentration risk calculation to ensure compliance with the State of New York basket clause.
(c)    Liquidity Risk
Liquidity risk is the risk that unexpected timing or amounts of cash needed will require liquidation of assets in a market that will result in a realized loss or an inability to sell certain classes of assets such that an insurer will be unable to meet its obligations and contractual guarantees. Liquidity risk also includes the risk that in the event of a company liquidity crisis, refinancing is only possible at higher interest rates. Liquidity risk can be affected by the maturity of liabilities, the presence of withdrawal penalties, the breadth of funding sources, and terms of funding sources. It can also be affected by counterparty collateral triggers as well as whether anticipated liquidity sources, such as credit agreements, are cancelable.
The Company manages liquidity within four specific domains: (1) monitoring product development, product management, business operations, and the investment portfolio; (2) setting ALM strategies; (3) managing the cash requirements stemming from the Company’s derivative dynamic economic hedging activities; and (4) establishing a liquidity facility with Allianz Life to provide additional liquidity. The Company has established liquidity risk limits, which are approved by the Company’s Risk Committee, and the Company monitors its liquidity risk regularly.
(d)    Interest Rate Risk
Interest rate risk is the risk that movements in interest rates or interest rate volatility will cause a decrease in the value of an insurer’s assets relative to the value of its liabilities and/or an unfavorable change in prepayment activity resulting in compressed interest margins.
The Company has an ALM strategy to align cash flows and duration of the investment portfolio with policyholder liability cash flows and duration. Allianz Life monitors the economic and accounting impacts of interest rate sensitivities on assets and liabilities on a consolidated basis regularly and on the Company's specific basis periodically.
(e)    Equity Market Risk
Equity market risk is the risk that movements in equity prices or equity volatility will cause a decrease in the value of an insurer’s assets relative to the value of its liabilities.
Variable annuity products guarantee minimum payments regardless of market movements. The Company has adopted an economic hedging program to manage the equity risk of these products.
Allianz Life monitors the impacts of equity sensitivities on assets and liabilities on a consolidated basis regularly and on the Company’s specific basis periodically.
Basis risk is the risk that variable annuity hedge asset values change unexpectedly relative to the value of the underlying separate account funds of the variable annuity contracts. Basis risk may arise from the Company’s inability to directly hedge the underlying investment options of the variable annuity contracts. The Company regularly reviews and synchronizes fund mappings, product design features, hedge design, and manages funds line-up.
(f)    Operational Risk
Operational risk is the risk of loss resulting from inadequate or failed internal processes and systems, from human misbehavior or error, or from external events. Operational risk is comprised of the following seven risk categories: (1) external fraud; (2) internal fraud; (3) employment practices and workplace safety; (4) clients/third-party, products and business practices; (5) damage to physical assets; (6) business disruption and system
Statutory Financial Statements for the year ended December 31, 2023

18 of 42

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

failure; and (7) execution, delivery, and process management. Operational risk is comprehensively managed through a combination of core qualitative and quantitative activities.
The Operational Risk Management framework includes the following key activities: (1) an Operational Risk Capital Model covering all material types of operational risks, under which the Company quantifies and regularly monitors operational risk; (2) a loss data capture policy to create transparency and gather information about losses that meet a designated threshold, requiring business owners to identify and resolve the root cause of operational loss events; and (3) a bottom-up risk assessment process for significant operational risk scenarios to proactively manage significant operational risk scenarios throughout the organization.
(g)    Regulatory Change Risk
Regulatory change risk is the risk that regulatory changes and imposed regulation may materially impact the Company's business model, sales levels, company financials and ability to effectively comply with regulations.
The Company actively monitors all regulatory changes and participates in national and international discussions relating to legal, regulatory, and accounting changes. The Company maintains active membership with various professional and industry trade organizations. A formal process exists to review, analyze, and implement new legislation as it is enacted.
(h)    Rating Agency Risk
Rating agency risk is the risk that rating agencies change their outlook or rating of the Company. The rating agencies generally utilize proprietary capital adequacy models in the process of establishing ratings for the Company. The Company is at risk of changes in these models and the impact that changes in the underlying business that it is engaged in can have on such models. To mitigate this risk, the Company maintains regular communications with the rating agencies and evaluates the impact of significant transactions on such capital adequacy models and considers the same in the design of transactions to minimize the adverse impact of this risk. Rating agency risk is also addressed in the TRA process and on an ad hoc basis as necessary.
(i)    Mortality/Longevity Risk
Mortality/longevity risk is the risk that mortality experience is different than the life expectancy assumptions used by the Company to price its products.
The Company mitigates mortality risk primarily through reinsurance, whereby the Company cedes a significant portion of its mortality risk to third parties. The Company also manages mortality risk through the underwriting process. Both mortality and longevity risks are managed through the review of life expectancy assumptions and experience in conjunction with active product management.
(j)    Lapse Risk
Lapse risk is the risk that actual lapse experience evolves differently than the assumptions used for pricing and valuation exercises leading to a significant loss in Company value and/or income.
The Company mitigates this risk by performing sensitivity analysis at the time of pricing to affect product design, adding Market Value Adjustments and surrender charges when appropriate, regular ALM analysis, and exercising management levers at issue, as well as post-issue as experience evolves. Policyholder experience is monitored regularly.
(k)    Cyber Security Risk
Cyber security risk is the risk of losses due to external and/or internal attacks impacting the confidentiality, integrity, and/or availability of key systems, data, and processes reliant on digital technology. The Company has implemented preventative, detective, response, and recovery measures including firewalls, intrusion detection and prevention, advanced malware detection, spyware and anti-virus software, email protection, network and laptop encryption, web content filtering, web application firewalls, and regular scanning of all servers and network devices to identify vulnerabilities. Controls are implemented to prevent and review unauthorized access.
Statutory Financial Statements for the year ended December 31, 2023

19 of 42

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

(l)    Reinsurance Risk
Reinsurance risk is the risk that reinsurance companies default on their obligation where the Company has ceded a portion of its insurance risk. The Company uses reinsurance to limit its risk exposure to certain business lines and to enable better capital management.
Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company.
The Company mitigates this risk by requiring certain counterparties to post collateral to cover the exposure and to meet thresholds related to the counterparty’s credit rating, exposure, or other factors. For counterparties that are not initially required to post collateral, if the thresholds are not met by those counterparties, they are required to establish a trust or letter of credit backed by assets meeting certain quality criteria. All arrangements are regularly monitored to determine whether trusts or letters of credit are sufficient to support the ceded liabilities and that their terms are being met. In addition, the Company reviews the financial standings and ratings of its reinsurance counterparties and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies regularly.
(5)    Investments
(a)    Bonds and Other Assets Receiving Bond Treatment
At December 31, the amortized cost, gross unrealized gains, gross unrealized losses, and fair values of investments are shown below:

	2023
	Amortized cost	Gross unrealized gains	Gross unrealized losses	Fair value
Bonds:
U.S. government	$142,582	—	8,161	134,421
States and political subdivisions	8,623	38	677	7,984
Corporate securities	364,970	6,390	27,399	343,961
Mortgage-backed securities	102,497	63	8,638	93,922
Total	$618,672	6,491	44,875	580,288

	2022
	Amortized cost	Gross unrealized gains	Gross unrealized losses	Fair value
Bonds:
U.S. government	$192,732	—	12,000	180,732
States and political subdivisions	6,788	22	776	6,034
Corporate securities	340,514	2,477	37,920	305,071
Mortgage-backed securities	107,388	8	10,707	96,690
Total	$647,422	2,507	61,403	588,527
At December 31, 2023 and 2022, the Company did not have NAIC-6 rated bonds.
At December 31, 2023 and 2022, the Company did not have any hybrid securities.
As of December 31, 2023 and 2022, investments with an amortized cost of $1,662 and $1,651, respectively were held on deposit as required by statutory regulations.
Statutory Financial Statements for the year ended December 31, 2023

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ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

The amortized cost and fair value of bonds and other assets receiving bond treatment reported in the statutory Annual Statement Schedule D Part 1A at December 31, 2023, by contractual maturity, are shown below:

	Amortized cost	Fair value
Due in 1 year or less	$13,653	13,445
Due after 1 year through 5 years	174,094	168,850
Due after 5 years through 10 years	71,238	70,607
Due after 10 years through 20 years	202,492	180,523
Due after 20 years	54,698	52,941
Loan-backed and other structured securities	102,497	93,922
Total bonds and other assets receiving bond treatment	$618,672	580,288
Expected maturities will differ from contractual maturities, because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.
Proceeds from sales of bonds includes sales, maturities, paydowns, and other redemptions of bonds and other assets receiving bond treatment. Proceeds from sales of bonds for the years ended December 31 are shown below:

	2023	2022	2021
Proceeds from sales	$89,218	97,922	82,882
Gross gains	181	152	82
Gross losses	1,837	335	80
For the years ended December 31, 2023 and 2022, there were 1 and 13 CUSIPs sold, disposed, or otherwise redeemed as a result of a callable feature, respectively. The aggregate amount of investment income generated as a result of these transactions was $0 and $642 for 2023 and 2022, respectively.
The Company’s bond portfolio includes mortgage-backed securities. Due to the high quality of these investments and the lack of subprime loans within the securities, the Company does not have a material exposure to subprime mortgages.
(b)    Unrealized Investment Losses
To determine whether or not declines in fair value are other than temporary, Allianz Life performs a quarterly review of its entire combined investment portfolio, including the Company as their subsidiary, using quoted market prices by third-party sources. For further discussion, see Notes 2 and 6.
Unrealized losses and the related fair value of investments held by the Company for the years ended December 31 are shown below:

	2023
	12 months or less		Greater than 12 months		Total
	Fair value	Unrealized losses	Fair value	Unrealized losses	Fair value	Unrealized losses
Bonds:
U.S. government	$—	—	134,421	8,161	134,421	8,161
States and political subdivisions	1,881	54	5,220	623	7,101	677
Corporate securities	15,227	360	213,090	27,040	228,317	27,400
Mortgage-backed securities	606	5	89,360	8,632	89,966	8,637
Total temporarily impaired securities	$17,714	419	442,091	44,456	459,805	44,875
Statutory Financial Statements for the year ended December 31, 2023

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ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

	2022
	12 months or less		Greater than 12 months		Total
	Fair value	Unrealized losses	Fair value	Unrealized losses	Fair value	Unrealized losses
Bonds:
U.S. government	$149,836	7,654	30,896	4,346	180,732	12,000
States and political subdivisions	5,088	776	—	—	5,088	776
Corporate securities	197,026	22,189	56,543	15,731	253,569	37,920
Mortgage-backed securities	78,483	5,516	17,776	5,191	96,259	10,707
Total temporarily impaired securities	$430,433	36,135	105,215	25,268	535,648	61,403
As of December 31, 2023 and 2022, the number of bonds that were in an unrealized loss position was 200 and 225, respectively.
As of December 31, 2023 and 2022, of the total amount of unrealized losses, $44,672, or 99.5%, and $61,245, or 99.7%, respectively, are related to unrealized losses on investment grade securities. Investment grade is defined as a security having an NAIC SVO credit rating of 1 or 2. Unrealized losses on securities are principally related to changes in interest rates or changes in sector spreads from the date of purchase. As contractual payments continue to be met, management continues to expect all contractual cash flows to be received and does not consider these investments to be other-than-temporarily impaired.
(c)    Realized Investment Gains (Losses)
Net realized capital gains (losses) for the years ended December 31 are shown below:

	2023	2022	2021
Bonds	$(1,912)	(722)	2
Derivatives	(41,041)	23,057	(60,008)
Other	5	(25)	64
Total realized capital (losses) gains	(42,948)	22,310	(59,942)
Income tax benefit (expense) on net realized gains (losses)	450	38	(20)
Total realized capital (losses) gains, net of taxes	(42,498)	22,348	(59,962)
Net (losses) gains transferred to IMR, net of taxes	(1,341)	(290)	(5)
Net realized (losses) gains, net of taxes and IMR	$(41,157)	22,638	(59,957)
(d)    Net Investment Income
Major categories of net investment income for the years ended December 31 are shown below:

	2023	2022	2021
Interest:
Bonds	21,130	20,464	19,345
Policy loans	11	8	7
Cash, cash equivalents, and short-term investments	3,085	553	2
Derivatives	—	—	(1)
Other	96	72	119
Gross investment income	24,322	21,097	19,472
Investment expenses	(1,532)	(971)	(1,579)
Net investment income before amortization of IMR	22,790	20,126	17,893
Amortization of IMR	(2,759)	(2,026)	(1,716)
Net investment income	$20,031	18,100	16,177

Statutory Financial Statements for the year ended December 31, 2023

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ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

Interest income due and accrued for the years ended December 31 was as follows:

	2023	2022
Gross	$5,071	4,719
Nonadmitted	—	—
Admitted	$5,071	4,719
The Company had no aggregate deferred interest as of December 31, 2023 and 2022.
The Company had no cumulative amounts of paid-in-kind interest included in the current principal balance as of December 31, 2023 and 2022.
(e)    Loan-Backed Securities
SSAP No. 43R requires the bifurcation of impairment losses on loan-backed or structured securities into interest and noninterest-related portions. The noninterest portion is the difference between the present value of cash flows expected to be collected from the security and the amortized cost basis of the security. The interest portion is the difference between the present value of cash flows expected to be collected from the security and its fair value at the balance sheet date.
The Company had no loan-backed securities with a recognized OTTI for the years ended December 31, 2023 and 2022.
(f)    Derivatives and Hedging Instruments
The Company does not have derivative contracts with financing premium. Derivatives held by the Company do not qualify for hedge accounting treatment.
Futures and Options Contracts
OTC options are cleared through the Options Clearing Corporation, which operates under the jurisdiction of both the Securities and Exchange Commission (SEC) and the Commodities Futures Trading Commission. The fair values of the collateral posted for futures and OTC options are discussed in the derivative collateral management section below.
The following table presents a summary of the aggregate notional amounts and fair values of the Company’s derivative instruments reported on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31:

	2023			2022
		Gross Fair Value			Gross Fair Value
	Notional (1)	Assets	Liabilities	Notional (1)	Assets	Liabilities
OTC options	$111	26	—	—	—	—
Futures	336,455	—	—	302,305	—	—
Total derivative instruments		$26	—		—	—

(1) Notional amounts are presented on an absolute basis.
Derivative Collateral Management
The Company manages derivative collateral for the general account and separate account combined. Additionally, said derivative collateral is managed separately between exchange-traded and OTC derivatives. The total collateral posted for exchange-traded derivatives at December 31, 2023 and 2022, had a fair value of $45,086 and $26,302, respectively, and is included in Bonds on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus and recorded at amortized cost. The Company retains ownership of the exchange-traded collateral, but the collateral resides in an account designated by the exchange. The collateral is subject to specific exchange rules regarding rehypothecation.
Statutory Financial Statements for the year ended December 31, 2023

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ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

(g)    Offsetting Assets and Liabilities
The Company elects to disclose derivative assets and liabilities eligible for offset under SSAP No. 64 – Offsetting and Netting of Assets and Liabilities on a gross basis on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus in accordance with the provisions set forth in SSAP No. 86. This treatment is consistent with the Company’s historical reporting presentation.
(h)    Restricted Assets
As of December 31, 2023, the Company had the following restricted assets, including assets pledged to others as collateral, recorded at book value:

	Gross Restricted						Percentage
	Total general account	Total separate account	Total current year	Total prior year	Increase (decrease)	Total current year admitted restricted	Gross restricted to total assets	Admitted restricted to total admitted assets
On deposit with states	$1,662	—	1,662	1,651	11	1,662	—%	—%
Derivative collateral	50,136	—	50,136	48,894	1,242	50,136	0.8	0.8
Total restricted assets	51,798	—	51,798	50,545	1,253	51,798	0.8%	0.8%
(i)    Negative IMR
Fixed income investments generating IMR losses comply with the the Company’s documented investment and liability management policies. IMR losses for fixed-income-related derivatives are all in accordance with prudent and documented risk management procedures, in accordance with the Company’s derivative use plans and reflect symmetry with historical treatment in which unrealized derivative gains were reversed to IMR and amortized in lieu of being recognized as realized gains upon derivative termination. Asset sales that generated admitted negative IMR were not compelled by liquidity pressures.
As of December 31, 2023, the Company had the following net negative IMR and admitted negative IMR balances:

	2023
	General Account	Insulated Separate Account	Non-Insulated Separate Account
Net Negative IMR	$(11,618)	—	(4,669)
Admitted Negative IMR	11,618	—	4,290
Calculated Adjusted Capital and Surplus	159,072
Percentage of Admitted Negative IMR to Adjusted Capital	7.3%	—%	2.7%
As of December 31, 2022, the Company had no admitted negative IMR balances.
As of December 31, 2023, the Company had the following unamortized balances in IMR from the allocation of gains/losses from derivatives that were reported at fair value prior to the termination of the derivative:

	2023
	General Account	Insulated Separate Account	Non-Insulated Separate Account
Unamortized gains	$32,780	—	—
Unamortized losses	(19,718)	—	—
There were no unamortized balances in IMR as of December 31, 2022.
Statutory Financial Statements for the year ended December 31, 2023

24 of 42

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

(6)    Fair Value Measurements
SSAP No. 100R – Fair Value establishes a fair value hierarchy that prioritizes the inputs used in the valuation techniques to measure fair value.
Level 1 –     Unadjusted quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date.
Level 2 –     Valuations derived from techniques that utilize observable inputs, other than quoted prices included in Level 1, which are observable for the asset or liability either directly or indirectly, such as:
(a)    Quoted prices for similar assets or liabilities in active markets.
(b)    Quoted prices for identical or similar assets or liabilities in markets that are not active.
(c)    Inputs other than quoted prices that are observable.
(d)    Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
Level 3 –     Valuations derived from techniques in which the significant inputs are unobservable. Level 3 fair values reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk).
The Company has analyzed the valuation techniques and related inputs, evaluated its assets and liabilities reported at fair value, and determined an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Based on the results of this evaluation and investment class analysis, each financial asset and liability was classified into Level 1, 2, or 3.
The following presents the assets and liabilities measured at fair value on a recurring basis and their corresponding level in the fair value hierarchy at December 31:

	2023
	Level 1	Level 2 (a)	Level 3	Total
Assets at fair value
Derivative assets	$—	26	—	26
Separate account assets	$1,945,422	459,996	—	2,405,418
Total assets reported at fair value	1,945,422	460,022	—	2,405,444
Liabilities at fair value
Separate account derivative liabilities	—	174,717	—	174,717
Total liabilities reported at fair value	$—	174,717	—	174,717

(a) The Company does not have any assets or liabilities measured at net asset value (NAV) that are included in Level 2 within this table.
Statutory Financial Statements for the year ended December 31, 2023

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ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

	2022
	Level 1	Level 2 (a)	Level 3	Total
Assets at fair value
Derivative assets	$—	—	—	—
Separate account assets	1,958,660	113,012	—	2,071,672
Total assets reported at fair value	1,958,660	113,012	—	2,071,672
Liabilities at fair value
Separate account derivative liabilities	—	122,296	—	122,296
Total liabilities reported at fair value	$—	122,296	—	122,296

(a) The Company does not have any assets or liabilities measured at NAV that are included in Level 2 within this table.
The following is a discussion of the methodologies used to determine fair values for the assets and liabilities listed in the above table. These fair values represent an exit price (i.e., what a buyer in the marketplace would pay for an asset in a current sale or charge to transfer a liability). The Company has not made changes to valuation techniques in 2023.
(a)    Valuation of Derivatives
The fair value of OTC option assets and liabilities are derived internally, by calculating their expected discounted cash flows, using a set of calibrated, risk-neutral stochastic scenarios, including a market data monitor, a market data model generator, a stochastic scenario calibrator, and the actual asset pricing calculator, because active markets do not exist. Options that are internally priced and IRS, foreign currency swaps, TBA securities, and CDS are included in Level 2, because they use market observable inputs. The fair values of exchange-traded options and futures contracts are based on quoted market prices in active markets and are included in Level 1.
Certain derivatives are priced using external third-party vendors. The Company has controls in place to monitor the valuations of these derivatives. These prices are also internally recalculated and reviewed for reasonableness at the position level on a monthly basis. The Company does not have insight into the specific inputs used by third-party vendors; however, the key unobservable input would generally include the spread.
(b)    Valuation of Separate Account Assets and Separate Account Derivative Liabilities
Separate account assets and Separate account derivative liabilities, with the exception of certain bonds, cash, cash equivalents and investment income due and accrued, are carried at fair value, which is based on the fair value of the underlying assets which are described throughout this note. Funds in the separate accounts are primarily invested in variable investment option funds with the following investment types: bond, domestic equity, international equity, or specialty. Variable investment option funds are included in Level 1 because their fair value is based on quoted prices in active, observable markets. The remaining investments are categorized similar to the investments held by the Company in the general account (e.g., if the separate account invested in bonds, short-term investments and derivatives, that portion could be classified within Level 2 or Level 3). Certain bonds, cash and cash equivalents, along with related accrued investment income and receivables, carried at amortized cost within the separate account have an amortized cost of $2,973,744 and $2,275,854 as of December 31, 2023 and 2022, respectively, and a fair value of $2,778,435 and $1,956,071 as of December 31, 2023 and 2022, respectively. Separate account assets carried at amortized cost are included in the table in section 6(f) below.

Statutory Financial Statements for the year ended December 31, 2023

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ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

(c)    Level 3 Rollforward
The Company did not have any Level 3 assets or liabilities during the year ended December 31, 2023.
The following table provides a reconciliation of the beginning and ending balances for the Company’s Level 3 assets and liabilities measured at fair value on a recurring basis:

	January 1, 2022	Transfers into Level 3	Transfers out of Level 3	Total gains and (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases, issuances, sales and settlements	December 31, 2022

TRS asset	$—	—	—	—	—	—	—
Total Level 3 assets	—	—	—	—	—	—	—

TRS liability	—	—	—	(758)	—	758	—
Total Level 3 liabilities	$—	—	—	(758)	—	758	—
(d)    Transfers
The Company reviews its fair value hierarchy classifications quarterly. Transfers between levels occur when there are changes in the observability of inputs and market activity.
For the years ended December 31, 2023 and 2022, the Company did not have any transfers into or out of Level 3.
(e)    Estimates
The Company has been able to estimate the fair value of all financial assets and liabilities.
(f)    Aggregate Fair Value of Financial Instruments
The following tables present the carrying amounts and fair values of all financial instruments at December 31 (b):

	2023
			Fair Value
	Aggregate Fair Value	Admitted Assets/ Carrying Value	Level 1	Level 2	Level 3
Financial Assets
Bonds	$580,288	618,672	134,421	443,089	2,778
Cash equivalents	47,759	47,759	47,759	—	—
Derivative assets	26	26	—	26	—
Separate account assets	5,199,897	5,399,495	2,014,610	3,171,611	13,676
Financial Liabilities
Deposit-type contracts	$6,651	6,478	—	—	6,651
Other investment contracts	247,134	397,007	—	—	247,134
Separate account liabilities	5,199,897	5,399,495	2,014,610	3,171,611	13,676

(b) The Company does not have any assets or liabilities measured at NAV that are included in Level 2 in this table. In addition, the Company has no assets or liabilities for which it is not practicable to measure at fair value.

Statutory Financial Statements for the year ended December 31, 2023

27 of 42

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

	2022
			Fair Value
	Aggregate Fair Value	Admitted Assets/ Carrying Value	Level 1	Level 2	Level 3
Financial Assets
Bonds	$588,527	647,422	180,732	407,795	—
Cash equivalents	26,558	26,558	26,558	—	—
Separate account assets	4,027,744	4,347,526	1,982,157	2,045,587	—
Financial Liabilities
Deposit-type contracts	$6,815	6,735	—	—	6,815
Other investment contracts	384,701	434,151	—	—	384,701
Separate account liabilities	4,027,744	4,347,526	1,982,157	2,045,587	—

(b) The Company does not have any assets or liabilities measured at NAV that are included in Level 2 in this table. In addition, the Company has no assets or liabilities for which it is not practicable to measure at fair value.

A description of the Company’s valuation techniques for financial instruments not reported at fair value and categorized within the fair value hierarchy is shown below:
Valuation of Bonds
The fair value of bonds is based on quoted market prices in active markets when available. Based on the market data, the securities are categorized into asset class, and based on the asset class of the security, appropriate pricing applications, models and related methodology, and standard inputs are utilized to determine what a buyer in the marketplace would pay for the security in a current sale. When quoted prices are not readily available or in an inactive market, standard inputs used in the valuation models, listed in approximate order of priority, include, but are not limited to, benchmark yields, reported trades, Municipal Securities Rulemaking Board reported trades, Nationally Recognized Municipal Securities Information Repository material event notices, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data, and industry and economic events. In some cases, including private placement securities and certain difficult-to-price securities, internal pricing models may be used that are based on market proxies. Internal pricing models based on market spread and U.S. Treasury rates are used to value private placement holdings. The primarily unobservable input used in the discounted cash flow models for states and political subdivisions, foreign government, and corporate bonds is a corporate index option adjusted spread (OAS). CDO and certain mortgage-backed securities are priced by a third-party vendor and the Company internally reviews the valuation for reasonableness. The Company does not have insight into the specific inputs; however, the key unobservable inputs would generally include default rates.
Generally, U.S. Treasury securities and exchange-traded stocks are included in Level 1. Most bonds for which prices are provided by third-party pricing sources are included in Level 2, because the inputs used are market observable. Bonds for which prices were obtained from broker quotes, certain bonds without active trading markets and private placement securities that are internally priced are included in Level 3.
Valuation of Cash Equivalents
Cash equivalents are comprised of money market mutual funds. The fair value of money market mutual funds is based on quoted market prices in active markets and included in Level 1.
Valuation of Deposit-Type Contracts
Fair values of deposit-type contracts are based on discounted cash flows using internal inputs, including the discount rate and consideration of the Company’s own credit standing and a risk margin for actuarial inputs.
Valuation of Other Investment Contracts
Other investment contracts are included within Life policies and annuity contracts within the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Other investment contracts include certain reserves related to deferred annuities and other payout annuities that may include life contingencies, but do not
Statutory Financial Statements for the year ended December 31, 2023

28 of 42

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

have significant mortality risk due to substantial periods certain. Fair values are based on discounted cash flows using internal inputs, including the discount rate and consideration of the Company’s own credit standing and a risk margin for market inputs.
Valuation of Separate Account Liabilities
The fair value of separate account liabilities approximates the fair value of separate account assets.
(7)    Income Taxes
(a)    Deferred Tax Assets and Liabilities
The components of the net DTA or net DTL are as follows:

	December 31, 2023
	Ordinary	Capital	Total
Total gross deferred tax assets	$29,751	756	30,507
Statutory valuation allowance adjustments	—	—	—
Adjusted gross deferred tax assets	29,751	756	30,507
Deferred tax assets nonadmitted	(19,096)		(19,096)
Subtotal net admitted deferred tax assets	10,655	756	11,411
Deferred tax liabilities	(1,190)	—	(1,190)
Net admitted deferred tax assets	$9,465	756	10,221

	December 31, 2022
	Ordinary	Capital	Total
Total gross deferred tax assets	$27,191	814	28,005
Statutory valuation allowance adjustments	—	—	—
Adjusted gross deferred tax assets	27,191	814	28,005
Deferred tax assets nonadmitted	(17,639)	—	(17,639)
Subtotal net admitted deferred tax assets	9,552	814	10,366
Deferred tax liabilities	(1,927)	—	(1,927)
Net admitted deferred tax assets	$7,625	814	8,439

	Change
	Ordinary	Capital	Total
Total gross deferred tax assets	$2,560	(58)	2,502
Statutory valuation allowance adjustments	—	—	—
Adjusted gross deferred tax assets	2,560	(58)	2,502
Deferred tax assets nonadmitted	(1,457)	—	(1,457)
Subtotal net admitted deferred tax assets	1,103	(58)	1,045
Deferred tax liabilities	737	—	737
Net admitted deferred tax assets	$1,840	(58)	1,782

The amount of admitted adjusted gross DTAs allowed under each component of SSAP No. 101 – Income Taxes (SSAP No. 101) as of December 31 are as follows:
Statutory Financial Statements for the year ended December 31, 2023

29 of 42

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

	December 31, 2023
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks (11.a)	$—	—	—
Adjusted gross DTAs expected to be realized after application of the threshold limitations
Lesser of 11.b.i or 11.b.ii:
Adjusted gross DTAs expected to be realized following the balance sheet date (11.b.i.)	9,465	756	10,221
Adjusted gross DTAs allowed per limitation threshold (11.b.ii)	N/A	N/A	24,504
Lesser of 11.b.i or 11.b.ii	9,465	756	10,221
Adjusted gross DTAs offset by gross DTLs (11.c)	1,190	—	1,190
Deferred tax assets admitted	$10,655	756	11,411

	December 31, 2022
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks (11.a)	$—	718	718
Adjusted gross DTAs expected to be realized after application of the threshold limitations
Lesser of 11.b.i or 11.b.ii:
Adjusted gross DTAs expected to be realized following the balance sheet date (11.b.i.)	7,625	96	7,721
Adjusted gross DTAs allowed per limitation threshold (11.b.ii)	N/A	N/A	24,469
Lesser of 11.b.i or 11.b.ii	7,625	96	7,721
Adjusted gross DTAs offset by gross DTLs (11.c)	1,927	—	1,927
Deferred tax assets admitted	$9,552	814	10,366

	Change
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks (11.a)	$—	(718)	(718)
Adjusted gross DTAs expected to be realized after application of the threshold limitations
Lesser of 11.b.i or 11.b.ii:
Adjusted gross DTAs expected to be realized following the balance sheet date (11.b.i.)	1,840	660	2,500
Adjusted gross DTAs allowed per limitation threshold (11.b.ii)	N/A	N/A	35
Lesser of 11.b.i or 11.b.ii	1,840	660	2,500
Adjusted gross DTAs offset by gross DTLs (11.c)	(737)	—	(737)
Deferred tax assets admitted	$1,103	(58)	1,045

Ratios used for threshold limitation as of December 31 are as follows:

	December 31
	2023	2022	Change
Ratio percentage used to determine recovery period and threshold limitation amount	552%	589%	(37)%
Amount of adjusted capital and surplus used to determine recovery period threshold limitation	$163,362	$163,125	$237
Statutory Financial Statements for the year ended December 31, 2023

30 of 42

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

Impact of tax planning strategies on the determination of net admitted adjusted gross DTAs is as follows:

	December 31, 2023
	Ordinary	Capital	Total
Net admitted adjusted gross DTAs - (percentage of total net admitted adjusted gross DTAs)	—%	100.0%	100.0%

	December 31, 2022
	Ordinary	Capital	Total
Net admitted adjusted gross DTAs - (percentage of total net admitted adjusted gross DTAs)	—%	11.8%	11.8%

	Change
	Ordinary	Capital	Total
Net admitted adjusted gross DTAs - (percentage of total net admitted adjusted gross DTAs)	—%	88.2%	88.2%
The Company’s tax planning strategies do not include the use of reinsurance.
(b)    Unrecognized Deferred Tax Liabilities
There are no temporary differences for which DTLs are not recognized.
(c)    Current and Deferred Income Taxes
The significant components of income taxes incurred (i.e. Current income tax expense) include:

	December 31
	2023	2022	2021	2023-2022 Change	2022-2021 Change
Current year federal tax expense (benefit) - ordinary income	$(1,665)	3,586	6,319	(5,251)	(2,733)
Current year foreign tax expense (benefit) - ordinary income	—	—	—	—	—
Subtotal	(1,665)	3,586	6,319	(5,251)	(2,733)
Current year tax expense (benefit) - net realized capital gains (losses)	(450)	(38)	19	(412)	(57)
Federal and foreign income taxes incurred	$(2,115)	3,548	6,338	(5,663)	(2,790)
DTAs and DTLs consist of the following major components:

	December 31
Deferred tax assets	2023	2022	Change
Ordinary:
Deferred acquisition costs	$5,054	4,241	813
Policyholder reserves	22,957	22,937	20
Expense accruals	1	7	(6)
Investments	1,732	—	1,732
Nonadmitted assets	7	6	1
Subtotal	29,751	27,191	2,560
Nonadmitted ordinary deferred tax assets	(19,096)	(17,639)	(1,457)
Admitted ordinary tax assets	10,655	9,552	1,103
			—
Capital:			—
Impaired assets	756	814	(58)
Subtotal	756	814	(58)
Admitted capital deferred tax assets	756	814	(58)
Admitted deferred tax assets	$11,411	10,366	1,045
Statutory Financial Statements for the year ended December 31, 2023

31 of 42

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

	December 31
Deferred tax liabilities	2023	2022	Change
Ordinary:
Investments	$(563)	(989)	426
Policyholder reserves	(621)	(931)	310
Deferred and uncollected premiums	(6)	(7)	1
Subtotal	(1,190)	(1,927)	737

Capital:
Other	—	—	—
Subtotal	—	—	—
Deferred tax liabilities	(1,190)	(1,927)	737
Net deferred tax asset	$10,221	8,439	1,782
The realization of the DTAs is dependent upon the Company’s ability to generate sufficient taxable income in future periods. Based on historical results and the prospects for future current operations, management anticipates that it is more likely than not that future taxable income will be sufficient for the realization of the remaining DTAs.
The Inflation Reduction Act was enacted on August 16, 2022. The Company has determined as of December 31, 2023 that it is an applicable corporation with respect to the Corporate Alternative Minimum Tax ("CAMT"), but that it will not incur a CAMT liability in 2023. The financial statements, therefore, do not include any impact related to CAMT. The Company has made an accounting election to disregard CAMT when evaluating the need for a Valuation Allowance for its non-CAMT DTAs.
In computing taxable income, life insurance companies are allowed a deduction attributable to their life insurance and accident and health reserves. The Tax Act of 2017 significantly changed the methodology by which these reserves are computed for tax purposes. The changes are effective for tax years beginning after 2017 and are subject to a transition rule that spreads the additional income tax liability over the subsequent eight years beginning in 2018.  Due to complexities in the new methodology and limited guidance from the Internal Revenue Service and U.S. Treasury, the Company has recorded provisional amounts for the deferred tax revaluation associated with the changes in the computation of life insurance tax reserves based on information available at December 31, 2017.  Pursuant to Interpretation of the SAP Working Group 18-01: Updated Tax Estimates under the Tax Cuts and Jobs Act, provisional tax computations related to these amounts were reasonably estimated as of December 31, 2017 and have been adjusted based on guidance received from Internal Revenue Service and U.S. Treasury. Adjusted amounts are reflected in the Company's results of operations for the years ended December 31, 2023, 2022, and 2021.
The Change in net deferred income tax is comprised of the following (this analysis is exclusive of the nonadmitted DTAs as the Change in nonadmitted assets is reported separately from the Change in net deferred income tax in the Unassigned surplus section of the Statutory Statements of Capital and Surplus):

	December 31
	2023	2022	Change
Net deferred tax assets	$29,316	26,078	3,238
Statutory valuation allowance adjustment	—	—	—
Net deferred tax assets after statutory valuation allowance	29,316	26,078	3,238
Tax effect of unrealized gains/(losses)	(1,732)	626	(2,358)
Change in net deferred income tax			$880
Statutory Financial Statements for the year ended December 31, 2023

32 of 42

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

(d)    Reconciliation of Federal Income Tax Rate to Actual Effective Rate
The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference are as follows:

	December 31, 2023	December 31, 2022	December 31, 2021
Federal income tax rate	21.0%	21.0%	21.0%
Amortization of IMR	2.1	(0.9)	0.5
Dividends received deduction	(1.6)	1.0	(0.8)
Tax hedges	0.9	—	(0.2)
Tax hedge reclassification	(31.3)	(10.3)	(17.5)
Non-deductible expenses	0.8	—	—
Prior period adjustments	0.4	—	0.5
Change in deferred tax impairments	0.2	0.3	—
Realized capital gains tax	(1.6)	0.1	—
Correction of error surplus	(1.7)	—	—
Effective tax rate	(10.8)%	11.2%	3.5%

Federal and foreign income taxes incurred	(6.0)%	(7.6)%	8.8%
Realized capital gains tax	(1.6)	0.1	—
Change in net deferred income taxes	(3.2)	18.7	(5.3)
Effective tax rate	(10.8)%	11.2%	3.5%
(e)    Carryforwards, Recoverable Taxes, and IRC Section 6603 Deposits
As of December 31, 2023, there are no operating losses or tax credit carryforwards available for tax purposes.
There are no Federal income taxes available for recoupment in the event of future net losses.
There are no aggregate deposits admitted under Section 6603 of the IRC.
The Company had no tax contingencies computed in accordance with SSAP No. 101 as of December 31, 2023 and 2022.
The Company recognizes interest and penalties accrued related to unrecognized tax benefits in federal income tax expense. During the years ended December 31, 2023 and 2022, the Company recognized no such expenses.
(f)    Consolidated Federal Income Tax Return
Statutory Financial Statements for the year ended December 31, 2023

33 of 42

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

The Company's federal income tax return is consolidated with its parent, Allianz Life Insurance Company of North America (Allianz Life) for consolidation with the tax return of Allianz of America (AZOA), the parent of Allianz Life. The method of allocation among companies is subject to a written agreement with AZOA, approved by the Board of Directors of AZOA, that provides for computation of federal income taxes primarily on a separate company basis with the Company receiving reimbursement by AZOA for the benefit of all tax attributes, including credits and losses, when such attributes are utilized in the AZOA consolidated federal income tax return. In 2023, the Company amended the agreement to include the corporate alternative minimum tax applying principles described above. Intercompany tax balances are settled annually after the consolidated return is filed.
The Company is included in the consolidated group for which AZOA files a federal income tax return on behalf of all group members. As a member of the AZOA consolidated group, the Company is no longer subject to U.S. Federal and non-U.S. income tax examinations for years prior to 2016, though examinations of combined returns filed by AZOA, which include the Company, by certain U.S. state and local tax authorities, may still be conducted for 2016 and subsequent years. The Internal Revenue Service (IRS) examination of AZOA for the 2016 and 2017 income tax returns has completed the exam phase and has been assigned to Appeals for an issue unrelated to the Company. A verbal agreement for the settlement of this hedging issue has been reached with the IRS. The settlement is subject to a final closing agreement. The IRS has also initiated an examination of AZOA's 2018-2020 income tax returns, which is expected to close by the end of 2024.
As of December 31, 2023, the companies included in the consolidated group for which AZOA files a federal income tax return are included below:

Members of Consolidated Tax Group
Allianz Life Insurance Company of New York	Allianz Life Insurance Company of Missouri
Allianz Life Insurance Company of North America	Allianz Underwriters Insurance Company
AZOA Services Corporation	AGCS Marine Insurance Company
Allianz Global Risks US Insurance Company	Allianz Reinsurance Management Services, Inc.
Allianz Reinsurance of America, Inc.	Fireman’s Fund Insurance Company
Allianz Technology of America, Inc.	Fireman’s Fund Indemnity Corporation
Allianz Renewable Energy Partners of America LLC	National Surety Corporation
Allianz Renewable Energy Partners of America 2 LLC	Chicago Insurance Company
PFP Holdings, LLC.	Interstate Fire & Casualty Company
AZL PF Investments, Inc.	American Automobile Insurance Company
Dresdner Kleinwort Pfandbriefe Investments II, Inc.	The American Insurance Company
Allianz Fund Investments, Inc.	Allianz Risk Transfer, Inc.
Yorktown Financial Companies, Inc.	Allianz Risk Transfer (Bermuda), Ltd.
Questar Capital Corporation	Questar Agency, Inc.

(8)    Accident and Health Claim Reserves
Accident and health claim reserves are based on estimates that are subject to uncertainty. Uncertainty regarding reserves of a given accident year is gradually reduced as new information emerges each succeeding year, thereby allowing more reliable reevaluations of such reserves. While management believes that reserves as of December 31, 2023, are appropriate, uncertainties in the reserving process could cause reserves to develop favorably or unfavorably in the near term as new or additional information emerges. Any adjustments to reserves are reflected in the operating results of the periods in which they are made. Movements in reserves could significantly impact the Company’s future reported earnings.
Statutory Financial Statements for the year ended December 31, 2023

34 of 42

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

Activity in the accident and health claim reserves is summarized as follows:

	2023	2022	2021
Balance at January 1, net of reinsurance recoverables of $1,416, $1,137, and $1,079, respectively	$10,658	8,074	7,834
Incurred related to:
Current year	3,845	5,182	2,613
Prior years	16	(113)	(433)
Total incurred	3,861	5,069	2,180
Paid related to:
Current year	272	361	154
Prior years	2,844	2,124	1,786
Total paid	3,116	2,485	1,940
Balance at December 31, net of reinsurance recoverables of $1,512, $1,416, and $1,137, respectively	$11,403	10,658	8,074
Prior year incurred claim reserves for 2023 were unfavorable as a result of re-estimation of unpaid claims and claim adjustment expenses, principally on the individual LTC line of business. Prior year incurred claim reserves for 2022 and 2021 reflect favorable claim development principally on the individual LTC line of business.
(9)    Reinsurance
The Company primarily enters into reinsurance agreements to manage risk resulting from its life, annuity, and accident and health businesses, as well as businesses the Company has chosen to exit. In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks under excess coverage and coinsurance contracts.
The Company monitors the financial exposure and financial strength of the reinsurers on an ongoing basis. The Company attempts to mitigate risk by securing recoverable balances with various forms of collateral, including arranging trust accounts and letters of credit with certain reinsurers.
The effect of reinsurance on reserves and claims, for amounts recoverable from other insurers, was as follows:

	For the years ended December 31,
Reduction in:	2023	2022
Aggregate reserves	$15,137	11,183
Policy and contract claims	147	181
Statutory Financial Statements for the year ended December 31, 2023

35 of 42

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

The Company assumed no business from other companies for the years ended December 31, 2023, 2022, and 2021. Life insurance, annuities, and accident and health business ceded to other companies are as follows:

Year ended	Direct amount	Ceded to other companies	Net amount
December 31, 2023
Life insurance in force	$2,921,758	2,627,567	294,191
Premiums:
Life	3,661	3,321	340
Annuities	967,460	—	967,460
Accident and health	3,058	393	2,665
Total premiums	$974,179	3,714	970,465

December 31, 2022
Life insurance in force	$1,837,298	1,651,432	185,866
Premiums:
Life	2,286	2,046	240
Annuities	653,562	—	653,562
Accident and health	3,207	412	2,795
Total premiums	$659,055	2,458	656,597

December 31, 2021
Life insurance in force	$750,332	673,079	77,253
Premiums:
Life	1,171	1,035	136
Annuities	685,610	—	685,610
Accident and health	3,245	431	2,814
Total premiums	$690,026	1,466	688,560
There are no nonaffiliated reinsurers owned in excess of 10% or controlled, either directly or indirectly, by the Company or by a representative, officer, trustee, or director of the Company.
There are no policies issued by the Company that have been reinsured with a company chartered in a country other than the United States that is owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor, or any other person not primarily engaged in the insurance business.
The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits.
The Company does not have reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts that, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.
The Company did not write off any uncollectible recoverables during 2023, 2022, and 2021.
Statutory Financial Statements for the year ended December 31, 2023

36 of 42

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

(10)    Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics
Information regarding the Company’s annuity actuarial reserves and deposit liabilities by withdrawal characteristics at December 31 is as follows:

	2023	Percentage of total	2022	Percentage of total
Subject to discretionary withdrawal:
With market value adjustment	$79,917	1%	$82,552	2%
At book value less current surrender charges of 5% or more	2,704,747	49	1,897,657	41
At market value	1,574,991	29	1,599,527	35
Total with adjustment or at market value	4,359,655	79	3,579,736	78
At book value without adjustment (minimal or no charge or adjustment)	1,044,473	19	873,856	19
Not subject to discretionary withdrawal	121,446	2	114,825	3
Total gross	5,525,574	100%	4,568,417	100%
Reinsurance ceded	—		—
Total net	$5,525,574		$4,568,417
Amount included in At book value less current charges of 5% or more that will move to At book value without adjustment in the year after the statement date:	$447,649		$271,907

Reconciliation of total annuity actuarial reserves and deposit fund liabilities:	2023	2022
Life, Accident and Health Annual Statement:
Annuities, net (excluding supplementary contracts with life contingencies)	$340,007	377,151
Supplemental contracts with life contingencies, net	23,099	21,956
Deposit-type contracts	6,478	6,735
Subtotal	369,584	405,842
Separate Accounts Annual Statement:
Annuities, net (excluding supplementary contracts with life contingencies)	5,155,534	4,162,122
Supplemental contracts with life contingencies, net	456	453
Subtotal	5,155,990	4,162,575
Total annuity actuarial reserves and deposit fund liabilities	$5,525,574	4,568,417
Statutory Financial Statements for the year ended December 31, 2023

37 of 42

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

(11)    Life Actuarial Reserves by Withdrawal Characteristics
Information regarding the Company’s life actuarial reserves by withdrawal characteristics at December 31 is as follows:

	2023
General Account	Account value	Cash value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$—	—	488
Indexed life	1,709	1,649	1,707
Other permanent cash value life insurance	250	250	250
Miscellaneous reserves	—	—	22,000
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	3,344
Miscellaneous reserves	XXX	XXX	41,114
Total gross	1,959	1,899	68,903
Reinsurance ceded	—	—	8,099
Total net (1)	$1,959	1,899	60,804

(1) Balances reflected within this disclosure reside in the Company's general account; the Company's separate accounts do not contain Life business.

	2022
General Account	Account value	Cash value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$7	2	608
Indexed life	1,816	1,721	1,794
Other permanent cash value life insurance	244	244	244
Miscellaneous reserves	—	—	22,000
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	2,253
Miscellaneous reserves	XXX	XXX	38,185
Total gross	2,067	1,967	65,084
Reinsurance ceded	—	—	4,466
Total net (1)	$2,067	1,967	60,618

(1) Balances reflected within this disclosure reside in the Company's general account; the Company's separate accounts do not contain Life business.
The Company does not have any Life policies with either guarantees or nonguarantees in the separate account.

Reconciliation of total life actuarial reserves:	2023	2022
Life, Accident, and Health Annual Statement:
Life insurance, net	$3,016	$3,112
Miscellaneous reserves, net	57,788	57,506
Total life actuarial reserves	$60,804	$60,618

Statutory Financial Statements for the year ended December 31, 2023

38 of 42

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

(12)    Separate Accounts
The Company’s separate accounts represent funds held for the benefit of contract holders entitled to payments under variable annuity contracts issued through the Company’s separate accounts and underwritten by the Company.
As of December 31, 2023 and 2022, the Company's separate accounts are classified as nonguaranteed. Information regarding the Company’s separate accounts for the years ended December 31 is as follows:

	2023	2022
Premiums, considerations, or deposits	$884,944	597,807
Reserves:
Reserves for accounts with assets at fair value	2,149,845	1,915,239
Reserves for account, with assets at amortized cost	3,006,145	2,247,336
Total reserves	5,155,990	4,162,575
By withdrawal characteristics:
At fair value	2,149,388	1,581,648
At book value without MV adjustment and with current surrender charge of 5% or more	2,129,600	1,914,787
At book value without MV adjustment and with current surrender charge of less than 5%	876,546	665,687
Subtotal	5,155,534	4,162,122
Not subject to discretionary withdrawal	456	453
Total	$5,155,990	4,162,575
As of December 31, 2023 and 2022, the Company’s separate accounts included legally insulated assets and non-insulated assets attributed to the following products/transactions:

	2023		2022
Product/transaction	Legally insulated	Not legally insulated	Legally insulated	Not legally insulated
Variable Annuities	$1,591,701	—	1,621,829	—
Variable Annuities (Non-Unitized Non-Insulated)	—	3,807,794	—	2,725,697
Total	$1,591,701	3,807,794	1,621,829	2,725,697
The Company’s separate account liabilities contain guaranteed benefits. The liabilities for guaranteed benefits are supported by the Company’s general account assets. To compensate the general account for the risk taken, the separate account paid risk charges of $24,002, $24,891, $25,752, $26,544, and $37,538 during the past five years, respectively. The general account of the Company paid $5,133, $7,256, $191, $929, and $1,019 towards separate account guarantees during the past five years, respectively.
A reconciliation of net transfers to separate accounts for the years ended December 31 is included in the following table:

	2023	2022	2021
Transfers as reported in the Summary of Operations of the Separate Accounts Annual Statement:
Transfers to separate accounts	$884,944	597,807	643,502
Transfers from separate accounts	(487,002)	(246,810)	(285,061)
Net transfers to separate accounts	397,942	350,997	358,441
Reconciling adjustments:
Other adjustments	(1,373)	289	97
Transfers as reported in the Statutory Statements of Operations	$396,569	351,286	358,538
Statutory Financial Statements for the year ended December 31, 2023

39 of 42

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

(13)     Related-Party Transactions
(a)     Real Estate
The Company subleases office space from an affiliate. In connection with this agreement, the Company incurred rent expense of $83, $83, and $82 in 2023, 2022, and 2021, respectively, which is included in General and administrative expenses on the Statutory Statements of Operations.
(b)     Service Fees
The Company incurred fees for administrative services provided by Allianz Life of $17,933, $17,134 and $14,025 in 2023, 2022, and 2021, respectively. The Company’s liability for these expenses was $2,854 and $1,510 as of December 31, 2023 and 2022, respectively, and is included in Payable to parent and affiliates on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. In the normal course of business, the outstanding amount is settled in cash.
The Company incurred fees for investment advisory services provided by affiliated companies of $3,747, $1,992, and $1,486 in 2023, 2022, and 2021, respectively. The Company’s liability for these charges was $407 and $232 as of December 31, 2023 and 2022, respectively, and is included in Payable to parent and affiliates on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. In the normal course of business, the outstanding amount is settled in cash.
The Company has an agreement with Allianz Investment Management, LLC which has subsequent agreements with its affiliates Pacific Investment Management Company (PIMCO), and with certain other related parties whereby (1) specific investment options managed by PIMCO are made available through the Company's separate accounts to holders of the Company's variable annuity products, and (2) the Company receives compensation for providing administrative and recordkeeping services relating to the investment options managed by PIMCO. Income recognized by the Company from this affiliate for distribution and in-force related costs as a result of providing investment options to the contractholders was $435, $575, and $729 during 2023, 2022, and 2021, respectively, which is included in Fees from separate accounts on the Statutory Statements of Operations. The related receivable for the fees was $34 and $45 at December 31, 2023 and 2022, respectively, which is included in Other assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
The Company has incurred commission expense related to the distribution of variable annuity products from Allianz Life Financial Services, LLC, (ALFS), an affiliated company, in the amount of $61,230, $44,736, and $46,892 for the years ended December 31, 2023, 2022, and 2021, respectively.
The Company has an agreement with ALFS, whereby 12b-1 fee receivables are assigned to the Company and Allianz Life. The Company has also agreed with Allianz Life to share in reimbursing ALFS for direct and indirect expenses incurred in performing services for the Company and Allianz Life. In the event that assigned receivables exceed expenses, ALFS records a loss on the transaction with the Company and a dividend-in-kind to Allianz Life. The Company recorded revenue from this agreement of $3,303, $3,586, and $4,261 for the years ended December 31, 2023, 2022, and 2021, respectively. The Company recorded expenses related to this agreement of $12,245, $9,234, and $8,528 for the years ended December 31, 2023, 2022, and 2021, respectively.
(c)     Reinsurance
The Company cedes certain term life and universal life insurance policies to Allianz Life. At December 31, 2023 and 2022, the Company had no reinsurance recoverables and receivables from Allianz Life included in Other assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
Statutory Financial Statements for the year ended December 31, 2023

40 of 42

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

(d)     Line of Credit Agreement
The Company has a line of credit agreement with Allianz Life to provide liquidity as needed. The Company’s borrowing capacity under the agreement is limited to 5% of the general account admitted assets of the Company as of the preceding year end which amounts to $148,028. The Company's general account admitted assets include the book value portion of the non-insulated separate account assets. The interest rate for borrowing under the agreement is based on the Secured Overnight Financing Rate (SOFR). Borrowed amounts can be prepaid at any time with no prepayment penalty. Allianz Life provided $30,000 to the Company under the terms of this agreement on May 10, 2022 and the loan was paid in full on June 29, 2022. There was no interest accrued as of December 31, 2023 and 2022. There was no outstanding balance under the line of credit agreement as of December 31, 2023, and 2022.
(e)     Dividends and Capital Contributions
The Company did not pay dividends to Allianz Life during the years ended December 31, 2023, 2022 and 2021.
The Company received capital contributions of $30,000, $30,000, and $0 from Allianz Life during the years ended December 31, 2023, 2022 and 2021, respectively.
(14)    Employee Benefit Plans
The Company participates in the Allianz Asset Accumulation Plan (AAAP), a defined contribution plan sponsored by Allianz of America Corporation. Eligible employees are immediately enrolled in the AAAP on their first day of employment. The AAAP will accept participants’ pretax, Roth 401(k), and/or after-tax contributions up to 80% of the participants’ eligible compensation, although contributions remain subject to annual limitations set by the Internal Revenue Service. The Company matches up to a maximum of 7.5% of the employees’ eligible compensation. Participants are 100% vested in the Company’s matching contribution after three years of service.
The AAAP administration expenses and the trust fund, including trustee fees, investment manager fees, and audit fees, are payable from the trust fund but may, at the Company’s discretion, be paid by the Company. All legal fees are paid by the Company. It is the Company’s policy to fund the AAAP costs as incurred. The Company has expensed $395, $419, and $328 in 2023, 2022, and 2021, respectively, toward the AAAP matching contributions and administration expenses.
(15)    Statutory Capital and Surplus
Statutory accounting practices prescribed or permitted by the Company’s state of domicile are directed toward insurer solvency and protection of policyholders. As such, the Company is required to meet minimum statutory capital and surplus requirements. The Company’s statutory capital and surplus as of December 31, 2023 and 2022 were in compliance with these requirements. The maximum amount of dividends that can be paid by New York insurance companies to stockholders without prior approval of the Department is subject to restrictions relating to statutory earned surplus, also known as unassigned funds. Unassigned funds are determined in accordance with the accounting procedures and practices governing preparation of the statutory annual statement. In accordance with New York statutes, the Company may declare and pay from its Unassigned surplus cash dividends of not more than the lesser of 10% of its beginning-of-the year statutory surplus, or its net gain from operations before net realized capital gains of the insurer for the 12-month period ending the 31st day of the preceding year. Based on these restrictions, ordinary dividends of $18,520 can be paid in 2024 without prior approval of the Department. The Company paid no dividends in 2023, 2022, and 2021.
The Company has special surplus funds at December 31, 2023, of $11,618, which is due to admitted disallowed IMR. Refer to Note 5(i) regarding the admitted disallowed IMR.
Regulatory Risk-Based Capital
An insurance enterprise’s state of domicile imposes minimum risk-based capital requirements that were developed by the NAIC. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory
Statutory Financial Statements for the year ended December 31, 2023

41 of 42

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

compliance is determined by a ratio of an enterprise’s regulatory total adjusted capital to its authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. This ratio for the Company significantly exceeds required minimum thresholds as of December 31, 2023 and 2022.
(16)    Direct Premiums Written by Third-Party Administrators
The Company has direct premiums written by third-party administrators (TPAs). The types of business written by the TPAs include life, accidental death and dismemberment, medical, disability, excess risk, and LTC. The authority granted to the TPAs includes claims payment, claims adjustment, underwriting, binding authority, and premium collection. Total premiums written by TPAs were $3,686, $2,268, and $2,008 for 2023, 2022, and 2021, respectively. For the years ended December 31, 2023, 2022, and 2021, there were no individual TPAs that wrote premiums that equaled at least 5% of the capital and surplus of the Company.
(17)    Reconciliation to the Annual Statement
The Company is required to file an Annual Statement with the Department. As of December 31, 2023 and 2022, there is no difference in admitted assets or liabilities between this report and the Annual Statement. As of December 31, 2023, 2022, and 2021, there is no difference in capital and surplus or net income between this report and the Annual Statement.
(18)    Commitments and Contingencies
The Company may become subject to claims and lawsuits that arise in the ordinary course of business.
The Company is contingently liable for possible future assessments under regulatory requirements pertaining to insolvencies and impairments of unaffiliated insurance companies. Provision has been made for assessments currently received and assessments anticipated for known insolvencies.
The financial services industry, variable and fixed annuities, life insurance, distribution companies, and broker-dealers, is subject to close scrutiny by regulators, legislators, and the media.
Federal and state regulators, such as state insurance departments, state securities departments, the SEC, the Financial Industry Regulatory Authority, the Internal Revenue Service, and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning various selling practices, including suitability reviews, product exchanges, sales to seniors, and compliance with, among other things, insurance and securities law. The Company is and may become subject to ongoing market conduct examinations and investigations by regulators, which will or may result in fines and/or otherwise have a material adverse effect on the Company.
It can be expected that annuity and life product designs, management, and sales practices will be an ongoing source of regulatory scrutiny and enforcement actions, litigation, and rulemaking.
These matters could result in legal precedents and new industry-wide legislation, rules, and regulations that could significantly affect the financial services industry, including life insurance and annuity companies. It is unclear at this time whether any such litigation or regulatory actions will have a material adverse effect on the Company in the future.
(19)    Subsequent Events
The Company has evaluated subsequent events through April 8, 2024, which is the date the Statutory Financial Statements were available to be issued. No material subsequent events have occurred since December 31, 2023 that require adjustment to the Statutory Financial Statements.
In March 2024, the Company received a capital contribution of $30,000 from Allianz Life.

Statutory Financial Statements for the year ended December 31, 2023

42 of 42

For Service or More Information
The Form N-4 Statement of Additional Information (SAI) contains additional information about the Contract, Allianz Life of New York, and the Separate Account. The SAI is dated the same date as this prospectus, and the SAI is incorporated by reference into this prospectus. This prospectus and the SAI can be found online at www.allianzlife.com/new-york/prospectuses. You can also request this information at no cost by calling (800) 624-0197, or by sending an email request to contact.us@allianzlife.com.
The SEC maintains a website www.sec.gov. The prospectus, the Form N-4 SAI and other information about the Contract are available on the EDGAR database on the SEC’s website. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Our Service Center
If you need customer service (for Contract changes, information on Contract Values, requesting a withdrawal or transfer, changing your allocation instructions, etc.) please contact our Service Center at (800) 624-0197.
To send applications, and/or a check for an additional Purchase Payment, or for general customer service, please mail to the appropriate address as follows:
To send applications, and/or a check for an additional Purchase Payment, or for general customer service, please mail to the appropriate address as follows:
REGULAR MAIL
Allianz Life Insurance Company of New York P.O. Box 59060 Minneapolis MN 55459-0060

OVERNIGHT, CERTIFIED, OR REGISTERED MAIL
Allianz Life Insurance Company of New York 5701 Golden Hills Drive Minneapolis MN 55416-1297

Checks sent to the wrong address for applications or additional Purchase Payments are forwarded to the 5701 Golden Hills Drive address listed above, which may delay processing.
For general customer service by email, please use this address: contact.us@allianzlife.com. To send information by email, please use this address: variableannuity@send.allianzlife.com. To send information over the web, please upload to your account on our website at: www.allianzlife.com/new-york. If you have questions about whether you can submit certain information by email or over the web, please contact our Service Center.
All dealers that effect transactions in these securities are required to deliver a prospectus.
EDGAR Contract ID No.: C000248320

Allianz Index Advantage+ New YorkTM Variable Annuity Prospectus – May 10, 2024
 Back Cover

STATEMENT OF ADDITIONAL INFORMATION
ALLIANZ Index Advantage+ New YorkTM VARIABLE ANNUITY contract
INDIVIDUAL FLEXIBLE PURCHASE PAYMENT VARIABLE and index-linked  DEFERRED ANNUITY CONTRACT
Issued by
Allianz Life of NY Variable Account C (the Separate Account) and
Allianz Life Insurance Company of New York (Allianz Life of New York, we, us, our)
This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the Contract’s prospectus, dated May 10, 2024. Definitions of capitalized terms can be found in the glossary of the prospectus.
The prospectus contains important information about the Contract and Allianz Life of New York that you ought to know before investing. For a copy of the Contract’s prospectus, visit www.allianzlife.com/new-york/prospectuses, send an email request to contact.us@allianzlife.com, or call or write us at:
Allianz Life Insurance Company of New York
P. O. Box 59060
Minneapolis MN 55459-0060
(800) 624-0197
Dated: May 10, 2024
IAPNYSAI-0524

TABLE OF CONTENTS

Allianz Life of New York as Custodian	3
Legal Opinions	3
Distributor	3
Administrative Service Fees	3
Annuity Payments	3
Annuity Payment Options	4
Appendix A – Death of the Owner and/or Annuitant	5

Allianz Index Advantage+ New YorkTM Statement of Additional Information – May 10, 2024
 2

Allianz Life of New York as Custodian
Allianz Life of New York does not have a separate custodian for the assets owned through the Separate Account. Most mutual fund shares are not in certificated form, and as such, Allianz Life of New York in effect acts as self custodian for the non-certificated shares we own through the Separate Account.

Legal Opinions
John P. Hite, Associate General Counsel, Senior Counsel of Allianz Life of New York, has provided legal advice on certain matters in connection with the issuance of the Contracts.

Distributor
The Contracts, which are offered continuously, are distributed by Allianz Life Financial Services, LLC (ALFS), a wholly owned subsidiary of Allianz Life Insurance Company of North America.
ALFS sells annuity contracts issued by Allianz Life of New York primarily through “wholesaling,” in which ALFS sells contracts through a large group of mostly non-affiliated broker/dealer firms. Currently, ALFS has agreements with approximately 541 retail broker/dealers to sell its contracts.
As described in the prospectus, ALFS may pay marketing support payments to certain third-party firms for marketing our contracts. Currently, ALFS makes marketing support payments to approximately 70 broker-dealer firms. These payments vary in amount. In 2023, the five firms receiving the largest payments, ranging from $1,021,971.93 to $13,733,465.05 are listed below.
Firm Name
LPL Financial
MML Investors Services, Inc
Royal Alliance
Wells Fargo Advisors LLC – Wealth (ISG)
Wells Fargo Advisors LLC (PCG)

Administrative Service Fees
Allianz Life contracts with Tata Consultancy Services (Tata) to perform certain administrative services as described in prospectus section 12, Other Information – Administration/Allianz Service Center. Allianz Life paid Tata the following amounts for these services during the last three calendar years:
Calendar Year	Total Paid to Tata
2021	$2,112,265
2022	$2,015,485
2023	$2,503,039

Annuity Payments
We base Annuity Payments on the Contract Value. We guarantee the dollar amount of Annuity Payments (equal installments) and this amount does not change except as provided under Annuity Option G. The Contract Value you apply to Annuity Payments is placed in our general account and does not participate in the Variable Option's performance. Annuity Payments are based on an interest rate and mortality table specified in your Contract. These rates are guaranteed and we cannot use lower rates.
Annuity Payments end upon the earliest of the following.
●
Under Annuity Option A, the end of the guaranteed period.
●
Under Annuity Options B, F, and G, the death of the last surviving Annuitant.

Allianz Index Advantage+ New YorkTM Statement of Additional Information – May 10, 2024
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●
Under Annuity Option C, the death of the Annuitant and the end of the guaranteed period.
●
When the Contract ends.
Annuity Payment Options
The Annuity Payment Options are briefly described in prospectus section 8 – The Annuity Phase, and we included additional information that you may find helpful here.
Option A - Guaranteed Period. We make Annuity Payments for a guaranteed period of ten years. If the Annuitant dies before the end of the guaranteed period, then we continue to make Annuity Payments to the Payee for the rest of the guaranteed period. If the Payee and Annuitant were the same person, we make payments to the Owner. If the Payee, Annuitant and Owner were the same person, we make payments to the Beneficiary(ies).
Option B - Life Annuity. We make Annuity Payments during the life of the Annuitant, and the last payment is the one that is due before the Annuitant’s death. If the Annuitant dies shortly after the Annuity Date, the Payee may receive less than your investment in the Contract.
Option C - Life Annuity with Payments Over 5 or 10 Years Guaranteed. We make Annuity Payments during the life of the Annuitant. If the Annuitant dies before the end of the selected guaranteed period, we continue to make Annuity Payments to the Payee for the rest of the guaranteed period. If the Payee and Annuitant were the same person, we make payments to the Owner. If the Payee, Annuitant and Owner were the same person, we make payments to the Beneficiary(ies). If the Annuitant dies after the selected guaranteed period ends, the last payment is the one that is due before the Annuitant’s death.
Option F - Joint and Last Survivor Annuity. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant. Annuity Payments stop with the last payment that is due before the last surviving joint Annuitant’s death. If both Annuitants die shortly after the Annuity Date, the Payee may receive less than your investment in the Contract.
Option G - Joint and 2/3 Survivor Annuity. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant at 2/3 of the original amount. Annuity Payments stop with the last payment that is due before the last surviving joint Annuitant’s death. If both Annuitants die shortly after the Annuity Date, the Payee may receive less than your investment in the Contract.

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Appendix A – Death of the Owner and/or Annuitant
The following tables are intended to help you better understand what happens upon the death of any Owner and/or Annuitant under the different portions of the Contract.
UPON THE DEATH OF A SOLE OWNER
Action if the Contract is in the Accumulation Phase	Action if the Contract is in the Annuity Phase
● If this is an Inherited IRA Contract, the Beneficiary can either:
– continue to receive RMD payments based on the
remaining life expectancy of the deceased Inherited IRA
Owner and the Contract Value as of the Business Day we
receive a Valid Claim, until ten years after the Inherited
IRA Owner’s death at which time we make a lump sum
payment, or
– receive a lump sum payment of the Contract Value as of
the Business Day we receive a Valid Claim.
● For all other Contracts, we pay a death benefit to the
Beneficiary unless the Beneficiary is the surviving spouse
and continues the Contract. For a description of the death
benefit and payout options, see prospectus section 10, Death
Benefit - Death Benefit Payment Options During the
Accumulation Phase.
● If the deceased Owner was a Determining Life and the
surviving spouse Beneficiary continues the Contract:
– we increase the Contract Value to equal the Guaranteed
Death Benefit Value if greater and available, and the
death benefit ends,
– the surviving spouse becomes the new Owner,
– the Accumulation Phase continues, and
– upon the surviving spouse’s death, his or her
Beneficiary(ies) receives the Contract Value.
● If the deceased Owner was not a Determining Life, the
Traditional Death Benefit is not available and the
Beneficiary(ies) receives the Contract Value.

● The Beneficiary becomes the Payee. If we are still required to make Annuity Payments under the selected Annuity Option,
the Beneficiary also becomes the new Owner.
● If the deceased was not an Annuitant, Annuity Payments to
the Payee continue. No death benefit is payable.
● If the deceased was the only surviving Annuitant, Annuity
Payments end or continue as follows.
– Annuity Option A or C, payments end when the
guaranteed period ends.
– Annuity Option B, F, or G, payments end.
● If the deceased was an Annuitant and there is a surviving
joint Annuitant, Annuity Payments to the Payee continue
during the lifetime of the surviving joint Annuitant. No death benefit is payable.
● For a Qualified Contract, the Annuity Payments must end ten years after the Owner’s death.

Allianz Index Advantage+ New YorkTM Statement of Additional Information – May 10, 2024
Appendix A
 5

UPON THE DEATH OF A JOINT OWNER
Action if the Contract is in the Accumulation Phase	Action if the Contract is in the Annuity Phase
● The surviving Joint Owner is the sole primary Beneficiary. If the Joint Owners were spouses there may also be contingent
Beneficiaries.
● We pay a death benefit to the surviving Joint Owner unless he or she is the surviving spouse and continues the Contract.
For a description of the death benefit and payout options, see prospectus section 10, Death Benefit – Death Benefit
Payment Options During the Accumulation Phase.
● If the deceased Joint Owner was a Determining Life and the surviving spouse/Joint Owner continues the Contract:
– we increase the Contract Value to equal the Guaranteed
Death Benefit Value if greater and the Traditional Death
Benefit ends,
– the surviving spouse/Joint Owner becomes the new
Owner,
– the Accumulation Phase continues, and
– upon the surviving spouse/Joint Owner’s death, his or her
Beneficiary(ies) receives the Contract Value.
● If the deceased Joint Owner was not a Determining Life the
Traditional Death Benefit is not available and the
Beneficiary(ies) receive the Contract Value.

● If we are still required to make Annuity Payments under the selected Annuity Option, the surviving Joint Owner becomes
the sole Owner.
● If the deceased was not an Annuitant, Annuity Payments to
the Payee continue. No death benefit is payable.
● If the deceased was the only surviving Annuitant, Annuity
Payments end or continue as follows.
– Annuity Option A or C, payments end when the
guaranteed period ends.
– Annuity Option B, F, or G, payments end.
● If the deceased was an Annuitant and there is a surviving
joint Annuitant, Annuity Payments to the Payee continue
during the lifetime of the surviving joint Annuitant. No death benefit is payable.

UPON THE DEATH OF AN ANNUITANT AND THERE IS NO SURVIVING JOINT ANNUITANT
Action if the Contract is in the Accumulation Phase	Action if the Contract is in the Annuity Phase
● If the deceased Annuitant was not an Owner, and the
Contract is owned only by an individual(s), we do not pay a
death benefit. The Owner can name a new Annuitant subject
to our approval.
● If the deceased Annuitant was a sole Owner, we pay a death benefit as discussed in the “Upon the Death of a Sole Owner”
table. If the Contract is continued by a surviving spouse, the new surviving spouse Owner can name a new Annuitant
subject to our approval.
● If the deceased Annuitant was a Joint Owner, we pay a death benefit as discussed in the “Upon the Death of a Joint Owner”
table. If the Contract is continued by a surviving Joint Owner who is also a surviving spouse, the surviving spouse Joint
Owner can name a new Annuitant subject to our approval.
● If the Contract is owned by a non-individual, we treat the death of the Annuitant as the death of a sole Owner, and we
pay a death benefit as discussed in the “Upon the Death of a
Sole Owner” table. NOTE: For non-individually owned
Contracts, spousal continuation is only available if the
Contract is Qualified, owned by a qualified plan or a
custodian, and the surviving spouse is named as the
sole primary beneficiary under the qualified plan or
custodial account.

● No death benefit is payable.
● If the deceased was the only surviving Annuitant, Annuity
Payments end or continue as follows.
– Annuity Option A or C, payments end when the
guaranteed period ends.
– Annuity Option B, F, or G, payments end.
● If we are still required to make Annuity Payments under the selected Annuity Option and the deceased was a sole Owner,
the Beneficiary becomes the new sole Owner.
● If we are still required to make Annuity Payments under the selected Annuity Option and the deceased was a Joint
Owner, the surviving Joint Owner becomes the sole Owner.

Allianz Index Advantage+ New YorkTM Statement of Additional Information – May 10, 2024
Appendix A
 6

UPON THE DEATH OF THE ANNUITANT DURING THE ANNUITY PHASE AND THERE IS A SURVIVING JOINT ANNUITANT
● Only Annuity Options F and G allow joint Annuitants. Under Annuity Options F and G, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant.
● No death benefit is payable.
● If we are still required to make Annuity Payments under the selected Annuity Option and the deceased was a sole Owner,
the Beneficiary becomes the new Owner.
● If we are still required to make Annuity Payments under the selected Annuity Option and the deceased was a Joint
Owner, the surviving Joint Owner becomes the sole Owner.

Allianz Index Advantage+ New YorkTM Statement of Additional Information – May 10, 2024
Appendix A
 7